UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09521

AMG FUNDS

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Address of principal executive offices) (Zip code)

AMG Funds LLC

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: DECEMBER 31

Date of reporting period: JANUARY 1, 2019 – DECEMBER 31, 2019

(Annual Shareholder Report)

Item 1.	Reports to Shareholders

ANNUAL REPORT

AMG Funds

December 31, 2019

AMG Yacktman Fund

Class I: YACKX

AMG Yacktman Focused Fund

Class N: YAFFX     |     Class I: YAFIX

AMG Yacktman Focused Fund - Security Selection Only

Class N: YFSNX     |     Class I: YFSIX

AMG Yacktman Special Opportunities Fund

Class I: YASSX     |     Class Z: YASLX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website (https://www.amgfunds.com/resources/order_literature.html), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically at any time by contacting your financial intermediary or, if you invest directly with the Funds, by logging into your account at www.amgfunds.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1.800.548.4539 to inform the Funds that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds in the AMG Funds Family of Funds held in your account if you invest through your financial intermediary or all funds in the AMG Funds Family of Funds held with the fund complex if you invest directly with the Funds.

amgfunds.com	123119	AR071

AMG Funds Annual Report — December 31, 2019

TABLE OF CONTENTS	PAGE
LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS AND SCHEDULES OF PORTFOLIO INVESTMENTS

AMG Yacktman Fund	4

AMG Yacktman Focused Fund	12

AMG Yacktman Focused Fund - Security Selection Only	20

AMG Yacktman Special Opportunities Fund	28

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	38

Balance sheets, net asset value (NAV) per share computations and cumulative distributable earnings (loss)

Statement of Operations	40

Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	41

Detail of changes in assets for the past two fiscal years

Financial Highlights	43

Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	50

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	58

OTHER INFORMATION	59

TRUSTEES AND OFFICERS	60

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds Family of Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

The U.S. bull market celebrated its 10-year anniversary during the fiscal year ended December 31, 2019, as stocks proved resilient in the face of global economic weakness, rising geopolitical tensions, and the ongoing trade war. After a painful selloff in late 2018, a dovish pivot from global central banks rescued investors and fueled a strong rebound early in 2019. The rally picked up steam in the final months of the year, as trade tensions eased when the U.S. and China agreed to a limited “phase one” deal in December following months of tense back-and-forth negotiations. The yield curve, which had inverted earlier in the year and raised investor anxiety given its track record for predicting an impending recession, was no longer inverted by year-end as the U.S. Federal Reserve (the Fed) cut short-term rates. Worries over a near-term recession lifted while the yield curve steepened and trade developments improved, leading to a wave of investor confidence and strong equity returns, with the S&P 500® Index returning 31.49%. International equities were also resistant to pressures facing the global economy and generated a 21.51% return as measured by the MSCI All Country World ex USA Index.

In total, all eleven sectors of the S&P 500® Index were strongly positive during the prior twelve months, each producing double-digit returns. The higher growth information technology sector led the way with a 50.31% return while the communication services and financial sectors followed closely behind. Energy was the worst performing sector during the fiscal year, yet still produced a very respectable 11.81% return. Growth stocks outperformed Value stocks for the full fiscal year with returns of 36.39% and 26.54% for the Russell 1000® Growth and Russell 1000® Value Indexes, respectively. The cycle of U.S. outperformance over international equities continued but international developed and emerging markets still produced solid positive returns, with the MSCI EAFE and MSCI Emerging Markets Index returning 22.01% and 18.42%, respectively.

Interest rates fell dramatically over the fiscal year and led to strong returns for bond investors as the Fed shifted to a more dovish policy stance early in 2019 and eventually cut short-term rates three times during the year. The 10-year Treasury yield fell from its recent high of 3.24% last November to a low of 1.47% in early September and then edged slightly higher to finish the year at 1.92%. The plunge in long-term interest rates caused the yield curve to briefly invert with 2-year yields rising higher than the 10-year yields. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. bond market performance, ended the fiscal year with an 8.72% return. High yield bonds outperformed the broader bond market and returned 14.32% as measured by the return of the Bloomberg Barclays U.S. Corporate High Yield Bond Index. Municipal bonds also performed strongly with a 7.54% return for the Bloomberg Barclays Municipal Bond Index.

AMG Funds appreciates the privilege of providing investment tools to you and your clients. Our foremost goal is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. AMG Funds provides access to a distinctive array of actively managed return-oriented investment strategies. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Keitha Kinne

President

AMG Funds

Average Annual Total Returns		Periods ended December 31, 2019*
Stocks:		1 Year	3 Years	5 Years
Large Cap	(S&P 500® Index)	31.49%	15.27%	11.70%
Small Cap	(Russell 2000® Index)	25.52%	8.59%	8.23%
International	(MSCI All Country World ex USA Index)	21.51%	9.87%	5.51%

Bonds:
Investment Grade	(Bloomberg Barclays U.S. Aggregate Bond Index)	8.72%	4.03%	3.05%
High Yield	(Bloomberg Barclays U.S. Corporate High Yield Bond Index)	14.32%	6.37%	6.13%
Tax-exempt	(Bloomberg Barclays Municipal Bond Index)	7.54%	4.72%	3.53%
Treasury Bills	(ICE BofAML U.S. 6-Month Treasury Bill Index)	2.57%	1.81%	1.26%

*	Source: FactSet. Past performance is no guarantee of future results.

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2019	Expense Ratio for the Period	Beginning Account Value 07/01/19	Ending Account Value 12/31/19	Expenses Paid During the Period*
AMG Yacktman Fund
Based on Actual Fund Return
Class I	0.71%	$1,000	$1,062	$3.69
Based on Hypothetical 5% Annual Return
Class I	0.71%	$1,000	$1,022	$3.62
AMG Yacktman Focused Fund
Based on Actual Fund Return
Class N	1.24%	$1,000	$1,062	$6.45
Class I	1.06%	$1,000	$1,063	$5.51
Based on Hypothetical 5% Annual Return
Class N	1.24%	$1,000	$1,019	$6.31
Class I	1.06%	$1,000	$1,020	$5.40
AMG Yacktman Focused Fund - Security Selection Only
Based on Actual Fund Return
Class N	1.13%	$1,000	$1,064	$5.88
Class I	1.08%	$1,000	$1,064	$5.62
Based on Hypothetical 5% Annual Return
Class N	1.13%	$1,000	$1,020	$5.75
Class I	1.08%	$1,000	$1,020	$5.50

Six Months Ended December 31, 2019	Expense Ratio for the Period		Beginning Account Value 07/01/19	Ending Account Value 12/31/19	Expenses Paid During the Period*
AMG Yacktman Special Opportunities Fund
Based on Actual Fund Return
Class I	1.43	%†	$1,000	$1,031	$7.32
Class Z	1.35	%†	$1,000	$1,030	$6.91
Based on Hypothetical 5% Annual Return
Class I	1.43	%†	$1,000	$1,018	$7.27
Class Z	1.35	%†	$1,000	$1,018	$6.87

*

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

†	Includes a performance fee adjustment amounting to (0.29)% of average daily net assets which is not annualized. (See Note 2 of Notes to Financial Statements.)

3

AMG Yacktman Fund Portfolio Manager’s Comments (unaudited)

For the year, the AMG Yacktman Fund (the “Fund”) appreciated 17.7%, lagging the market’s 31.5% rise as measured by the S&P 500® Index (and 26.5% as measured by the Russell 1000® Value Index). A significant part of that lag was a reversal of the strong outperformance the Fund delivered in the fourth quarter of 2018 when it declined just -3.8% compared to the S&P 500® Index which fell -13.5%.

Historically, our most significant outperformance has been in down and lower return markets or off the market bottoms after significant declines. In momentum-driven high multiple periods we are not surprised to lag, as we may be more focused on risk at those times than on maximizing the return.

Last year, it seemed the main thing that mattered was an accommodative central bank. To start the year there were rate cuts, followed by significant liquidity injections in the second half of 2019. Corporate earnings were massively disappointing, with the final tally likely showing no growth in earnings and slight growth in earnings per share for the S&P 500® Index. This means that at the end of 2019, the S&P 500® Index was 30% more expensive than it was at the end of 2018, which itself was quite expensive compared to historical valuations.

Apple Inc. (Apple) was the largest contributor to the S&P 500® Index results last year and a good example of high-octane multiple expansion in action in the absence of business growth. Apple’s share increased nearly 90% last year while its pre-tax earnings for the fiscal year ending September 30 declined. Apple’s earnings are below where they were four years ago, yet the stock sells for about triple its 2015 price. Part of the Apple share price phenomenon is likely due to significant share repurchase, something that has also driven stock prices and multiples for many companies in recent years.

Last year was a busy one for us. We added several new positions in quality companies like Alphabet Inc. and Booking Holdings Inc. and increased position weightings in favorite investments like Samsung Electronics Co., Ltd. Preferred (Samsung) and Bollore SA. Some of our larger positions like Fox Corp. (Fox) and The Procter & Gamble Co. (P&G) were reduced, with Fox’s due to the successful completion of its merger and P&G’s due to price appreciation. Our position in Avon Products, Inc. debt and equity was eliminated after the company agreed to be acquired by Natura Cosmetics.

Top Contributors

Samsung

P&G

PepsiCo Inc. (Pepsi)

Top Detractors

Weatherford International, Ltd. (Weatherford) Macy’s Inc. (Macy’s) Fox

Contributors

Samsung, our largest holding, was the strongest contributor to results for the year. The stock rallied due to increasing signs of a bottom in the memory semiconductor markets. Samsung remains inexpensive with about one-third of its value in excess cash and securities and the shares trading at less than 10x our expectation of 2020 earnings, which is less than 6.5x net of excess cash and investments. We think earnings will rebound solidly in the near term, and the long-term outlook is attractive as there will be greater demands for memory from 5G, artificial intelligence, the internet of things, autonomous driving, and other data applications.

P&G and Pepsi rallied during the year with the general market as well as solid business execution and improved operating results. During the year we reduced our weighting to staples as valuations increased, mostly due to multiple expansion.

Detractors

During the year, Weatherford, a debt investment we view as a special situation, entered and exited bankruptcy. The Fund received new debt and equity in Weatherford and we think it will be better positioned going forward, having shed much of its debt load in the restructuring process.

Last year we established a position in Macy’s after the stock had declined due to weak operating results and concerns about the future of department stores. Over the last several years, Macy’s shares have dropped by about 75% from previous levels.

Macy’s currently trades at 6x this year’s earnings and possesses an extremely valuable portfolio of real estate. Although other retailers like Sears and JCPenney failed to extract enough value from real estate holdings to offset their money-losing retail operations, we think Macy’s is different as it has more valuable, better-located properties, and continues to generate substantial cash from its retail operations and credit card business.

The Fund’s new holding in Fox was weaker post the completion of the merger between 21st Century Fox and Disney. We like the portfolio of assets that Fox retained and continue to be impressed by Fox’s willingness to invest for the long term. We think the stock remains inexpensive, and the company is significantly better positioned than many of its traditional media peers, as its content is heavily weighted toward content that is consumed live, like news and sports.

Conclusion

2019 marked the 30th anniversary of the Japanese market peak, an event that should serve as a reminder that price matters. The Japanese index is about one-third below its 1989 top even though interest rates in Japan are even lower than rates in the United States, and the Bank of Japan has been aggressively buying exchange traded funds and will soon be the largest stock owner in the country. Paying high prices for stocks is a bad idea. The good scenario is low long-term returns, and the bad scenario could have an investor waiting half of an adult lifetime or more to make back losses.

In the U.S. markets today, we think index investors have traded or confused the risk of underperforming versus a benchmark with the significant risk of overpaying for the benchmark. U.S. indexing seems like the world’s most overcrowded strategy, where investors barely care to ask the question “What price am I paying and what rate of return do I expect?”

Today’s level of indexing and momentum is almost completely untested in a difficult market or economic downturn. In our opinion, people who are “all in” on index funds and ETFs are signing up to be crash test dummies in a market panic. Perhaps better put by Charlie Munger, “Some people seem to think there’s no trouble just because it hasn’t happened yet. If you jump out the window at the 42nd floor and you’re still doing fine as you pass the 27th floor, that doesn’t mean you don’t have a serious problem.”

Our goal, as always, is risk-adjusted returns over a full market cycle. While it has been a long time since declines have been part of the cycle, other than 2018’s brief drop, we do not believe that falling prices have been eliminated from equity investing. Due to high valuations, we believe risk management matters more than ever today while the phrase “it’s different this time” is heard frequently these days as a way to justify the massive multiple expansion that has occurred at a time when earnings results have been poor. The cycle has not been eliminated, and it’s probably not different this time. Rather, it’s a combination of liquidity, momentum, and fear of not keeping up that causes most to ignore risk at the time it needs to be managed most.

This commentary reflects the viewpoints of Yacktman Asset Management LP and is not intended as a forecast or guarantee of future results.

4

AMG Yacktman Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Yacktman Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG Yacktman Fund’s Class I shares on December 31, 2009 to a $10,000 investment made in the S&P 500® Index and the Russell 1000® Value Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Yacktman Fund, the S&P 500® Index and the Russell 1000® Value Index for the same time periods ended December 31, 2019.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years
AMG Yacktman Fund[2,3,4,5,6,7,8,9,10]
Class I	17.66%	8.43%	11.13%

S&P 500® Index[11]	31.49%	11.70%	13.56%
Russell 1000® Value Index[12]	26.54%	8.29%	11.80%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2019. All returns are in U.S. dollars ($).

[2]	From time to time the Fund’s adviser has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]

The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[4]

High-yield bonds (also known as “junk bonds”) may be subject to greater levels of interest rate, credit, and liquidity risk than investments in higher rated securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The issuers of the Fund’s holdings may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers.

[5]

Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[6]	The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar investment when converted back to U.S. Dollars.
[7]

The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[8]

The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[9]

Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[10]	The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
[11]

The S&P 500® Index is a capitalization-weighted index of 500 stocks. The S&P 500® Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Unlike the Fund, the S&P 500® Index is unmanaged, is not available for investment and does not incur expenses.

[12]	The Russell 1000® Value Index is a market capitalization weighted index that measures the performance of those Russell 1000® companies with

5

AMG Yacktman Fund Portfolio Manager’s Comments (continued)

lower price-to-book ratios and lower forecasted growth values. Unlike the Fund, the Russell 1000® Value Index is unmanaged, is not available for investment and does not incur expenses.

The S&P 500® Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc.

The Russell 1000® Value Index is a trademark of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

6

AMG Yacktman Fund Fund Snapshots (unaudited) December 31, 2019

PORTFOLIO BREAKDOWN

Sector	% of Net Assets
Information Technology	17.3
Consumer Staples	16.0
Communication Services	15.5
Financials	7.1
Consumer Discretionary	6.3
Health Care	5.3
Industrials	4.3
Energy	3.4
Short-Term Investments	24.6
Other Assets Less Liabilities	0.2

TOP TEN HOLDINGS

Security Name	% of Net Assets
Samsung Electronics Co., Ltd., 2.150% (South Korea)	9.3
Bollore SA (France)	5.1
The Procter & Gamble Co.	3.6
PepsiCo, Inc.	3.5
Johnson & Johnson	3.4
The Walt Disney Co.	3.4
The Coca-Cola Co.	3.4
Booking Holdings, Inc.	2.9
Macy’s, Inc.	2.8
Microsoft Corp.	2.6

Top Ten as a Group	40.0

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

7

AMG Yacktman Fund Fund Snapshots (continued) For the six months ended December 31, 2019

NEW EQUITY POSITIONS

New Purchases	Current Shares Held
Associated British Foods PLC (United Kingdom)	2,096,308
Bollore SA, non-voting (France)	561,131
GrafTech International, Ltd.	770,642
Weatherford International PLC (Switzerland)[1]	5,443,901

NEW CORPORATE BOND & NOTE POSITIONS

New Purchases	Current Principal Held
Weatherford International, Ltd. 11.000%, 12/01/24[1]	$164,985,000

CORPORATE BONDS & NOTES PURCHASES & SALES

Purchases	Net Principal Purchased	Current Principal Held
W&T Offshore, Inc.	$36,606,000	$42,524,000

Sales	Net Principal Sold	Current Principal Held
Avon Products, Inc. 6.600%, 03/15/20 (United Kingdom)	$10,000,000	—
Avon Products, Inc. 7.000%, 03/15/23 (United Kingdom)	81,630,000	—
Avon Products, Inc. 8.950%, 03/15/43 (United Kingdom)	11,485,000	—
Weatherford International LLC 9.875%, 03/01/25[1]	10,215,000	—
Weatherford International, Ltd. 9.875%, 02/15/24[1]	6,300,000	—

[1]	Purchases and sales due to a corporate action.

EQUITY PURCHASES & SALES

Purchases	Net Shares Purchased	Current Shares Held
Bollore SA (France)	18,230,000	96,514,569
Fox Corp., Class A	2,316,668	3,650,000
Macy’s, Inc.	7,700,000	13,700,000
News Corp., Class A	9,151,860	9,752,006
Rinnai Corp. (Japan)	597,015	620,000
State Street Corp.	840,000	2,190,000

Sales	Net Shares Sold	Current Shares Held
Anthem, Inc.	100,000	500,000
The Coca-Cola Co.	2,100,000	5,000,000
Comcast Corp., Class A	300,000	1,200,000
ConocoPhillips	450,000	650,000
Exxon Mobil Corp.	800,000	600,000
The Goldman Sachs Group, Inc.	30,000	180,000
Johnson & Johnson	550,000	1,950,000
Microsoft Corp.	310,000	1,350,000
Oracle Corp.	500,000	4,000,000
PepsiCo, Inc.	950,000	2,100,000
The Procter & Gamble Co.	2,565,000	2,350,000
Samsung Electronics Co., Ltd., 2.150% (South Korea)	2,606,446	19,580,027
Sysco Corp.	120,000	1,880,000
U.S. Bancorp	200,000	2,800,000
The Walt Disney Co.	90,439	1,950,000

8

AMG Yacktman Fund Schedule of Portfolio Investments December 31, 2019

	Shares	Value
Common Stocks - 63.3%
Communication Services - 15.5%
Alphabet, Inc., Class C*	100,000	$133,702,000
Bollore SA (France)	96,514,569	421,762,063
Bollore SA, non-voting (France)*	561,131	2,388,032
Comcast Corp., Class A	1,200,000	53,964,000
Fox Corp., Class A1	3,650,000	135,305,500
Fox Corp., Class B	3,100,000	112,840,000
News Corp., Class A	9,752,006	137,893,365
The Walt Disney Co.	1,950,000	282,028,500
Total Communication Services		1,279,883,460
Consumer Discretionary - 6.3%
Booking Holdings, Inc.*	117,500	241,313,275
Macy’s, Inc.[1]	13,700,000	232,900,000
Rinnai Corp. (Japan)	620,000	48,452,526
Total Consumer Discretionary		522,665,801
Consumer Staples - 16.0%
Associated British Foods PLC (United Kingdom)	2,096,308	72,115,366
Beiersdorf AG, ADR (Germany)	4,305,280	102,853,139
The Coca-Cola Co.	5,000,000	276,750,000
Colgate-Palmolive Co.	1,100,000	75,724,000
Hengan International Group Co., Ltd. (China)	6,935,400	49,401,386
PepsiCo, Inc.	2,100,000	287,007,000
The Procter & Gamble Co.	2,350,000	293,515,000
Sysco Corp.	1,880,000	160,815,200
Total Consumer Staples		1,318,181,091
Energy - 2.9%
ConocoPhillips	650,000	42,269,500
Exxon Mobil Corp.	600,000	41,868,000
Weatherford International PLC (Switzerland)	5,443,901	152,157,033
Total Energy		236,294,533
Financials - 7.1%
The Bank of New York Mellon Corp.	2,300,000	115,759,000
The Goldman Sachs Group, Inc.	180,000	41,387,400
State Street Corp.	2,190,000	173,229,000
U.S. Bancorp	2,800,000	166,012,000
Wells Fargo & Co.	1,600,000	86,080,000
Total Financials		582,467,400
Health Care - 5.3%
Anthem, Inc.	500,000	151,015,000
Johnson & Johnson	1,950,000	284,446,500
Total Health Care		435,461,500

	Shares	Value
Industrials - 2.2%
Aggreko PLC (United Kingdom)	3,848,864	$42,502,906
Brenntag AG (Germany)	2,352,309	127,629,088
GrafTech International, Ltd.[1]	770,642	8,954,860
Total Industrials		179,086,854
Information Technology - 8.0%
Cisco Systems, Inc.	2,240,000	107,430,400
Cognizant Technology Solutions Corp., Class A	1,360,000	84,347,200
Corning, Inc.[1]	1,100,000	32,021,000
Infosys, Ltd., Sponsored ADR (India)	1,265,000	13,054,800
Microsoft Corp.	1,350,000	212,895,000
Oracle Corp.	4,000,000	211,920,000
Total Information Technology		661,668,400
Total Common Stocks (Cost $3,473,650,421)		5,215,709,039

	Principal Amount
Corporate Bonds and Notes - 2.6%
Energy - 0.5%
W&T Offshore, Inc. 9.750%, 11/01/23[2]	$42,524,000	40,557,265
Industrials - 2.1%
Weatherford International, Ltd. 11.000%, 12/01/24[1,2]	164,985,000	178,390,031
Total Corporate Bonds and Notes
(Cost $229,361,553)		218,947,296

	Shares
Preferred Stock - 9.3%
Information Technology - 9.3%
Samsung Electronics Co., Ltd., 2.150% (South Korea)	19,580,027	766,594,353
Total Preferred Stock (Cost $480,460,342)		766,594,353

	Principal Amount
Short-Term Investments - 24.6%
Joint Repurchase Agreements - 0.0%#,3
Cantor Fitzgerald Securities, Inc., dated 12/31/19, due 01/02/20, 1.580% total to be received $1,000,088 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 8.500%, 01/25/20 -10/15/60, totaling $1,020,000)	$1,000,000	1,000,000

The accompanying notes are an integral part of these financial statements.

9

AMG Yacktman Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Joint Repurchase Agreements - 0.0%#,3 (continued)
Citadel Securities LLC, dated 12/31/19, due 01/02/20, 1.600% total to be received $843,874 (collateralized by various U.S. Treasuries, 0.000% - 8.500%, 01/15/20 - 11/15/48, totaling $860,752)	$843,799	$843,799
RBC Dominion Securities, Inc., dated 12/31/19, due 01/02/20, 1.570% total to be received $1,000,087 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 6.500%, 06/30/21 -12/01/49, totaling $1,020,000)	1,000,000	1,000,000
Total Joint Repurchase Agreements		2,843,799

	Shares	Value
Other Investment Companies - 24.6%
Dreyfus Government Cash Management Fund, Institutional Shares, 1.51%[4]	666,971,216	$666,971,216
JPMorgan U.S. Government Money Market Fund, IM Shares, 1.53%[4]	1,358,220,820	1,358,220,820
Total Other Investment Companies		2,025,192,036
Total Short-Term Investments (Cost $2,028,035,835)		2,028,035,835
Total Investments - 99.8% (Cost $6,211,508,151)		8,229,286,523
Other Assets, less Liabilities - 0.2%		13,236,538
Net Assets - 100.0%		$8,242,523,061

*	Non-income producing security.
#	Less than 0.05%.
[1]

Some of these securities, amounting to $234,124,093 or 2.8% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2019, the value of these securities amounted to $218,947,296 or 2.6% of net assets.

[3]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.
[4]	Yield shown represents the December 31, 2019, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

ADR	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

10

AMG Yacktman Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2019:

	Level 1	Level 2[1]	Level 3	Total
Investments in Securities
Common Stocks
Consumer Staples	$1,196,664,339	$121,516,752	—	$1,318,181,091
Communication Services	858,121,397	421,762,063	—	1,279,883,460
Information Technology	661,668,400	—	—	661,668,400
Financials	582,467,400	—	—	582,467,400
Consumer Discretionary	474,213,275	48,452,526	—	522,665,801
Health Care	435,461,500	—	—	435,461,500
Energy	236,294,533	—	—	236,294,533
Industrials	8,954,860	170,131,994	—	179,086,854
Corporate Bonds and Notes†	—	218,947,296	—	218,947,296
Preferred Stock†	—	766,594,353	—	766,594,353
Short-Term Investments
Joint Repurchase Agreements	—	2,843,799	—	2,843,799
Other Investment Companies	2,025,192,036	—	—	2,025,192,036

Total Investments in Securities	$6,479,037,740	$1,750,248,783	—	$8,229,286,523

†

All corporate bonds and notes and preferred stocks held in the Fund are level 2 securities. For a detailed breakout of corporate bonds and notes and preferred stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

[1]	An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

For the fiscal year ended December 31, 2019, there were no transfers in or out of Level 3.

The country allocation in the Schedule of Portfolio Investments at December 31, 2019, was as follows:

Country	% of Long- Term Investments
China	0.8
France	6.8
Germany	3.7
India	0.2
Japan	0.8
South Korea	12.4
Switzerland	2.5
United Kingdom	1.8
United States	71.0

100.0

The accompanying notes are an integral part of these financial statements.

11

AMG Yacktman Focused Fund Portfolio Manager’s Comments (unaudited)

For the year, the AMG Yacktman Focused Fund Class N (the “Fund”) appreciated 19.1%, lagging the market’s 31.5% rise as measured by the S&P 500® Index (and 26.5% as measured by the Russell 1000® Value Index). A significant part of that lag was a reversal of the strong outperformance the Fund delivered in the fourth quarter of 2018 when it declined just -3.8% compared to the S&P 500® Index which fell -13.5%.

Historically, our most significant outperformance has been in down and lower return markets or off the market bottoms after significant declines. In momentum-driven high multiple periods we are not surprised to lag, as we may be more focused on risk at those times than on maximizing the return.

Last year, it seemed the main thing that mattered was an accommodative central bank. To start the year there were rate cuts, followed by significant liquidity injections in the second half of 2019. Corporate earnings were massively disappointing, with the final tally likely showing no growth in earnings and slight growth in earnings per share for the S&P 500® Index. This means that at the end of 2019, the S&P 500® Index was 30% more expensive than it was at the end of 2018, which itself was quite expensive compared to historical valuations.

Apple Inc. (Apple) was the largest contributor to the S&P 500® Index results last year and a good example of high-octane multiple expansion in action in the absence of business growth. Apple’s shares increased nearly 90% last year while its pre-tax earnings for the fiscal year ending September 30 declined. Apple’s earnings are below where they were four years ago, yet the stock sells for about triple its 2015 price. Part of the Apple share price phenomenon is likely due to significant share repurchase, something that has also driven stock prices and multiples for many companies in recent years.

Last year was a busy one for us. We added several new positions in quality companies like Alphabet Inc. and Booking Holdings Inc. and increased position weightings in favorite investments like Samsung Electronics Co., Ltd. Preferred (Samsung) and Bollore SA. Some of our larger positions like Fox Corp. (Fox) and The Procter & Gamble Co. (P&G) were reduced, with Fox’s due to the successful completion of its merger and P&G’s due to price appreciation. Our position in Avon Products, Inc. debt and equity was eliminated after the company agreed to be acquired by Natura Cosmetics.

Top Contributors

Samsung

P&G

PepsiCo, Inc. (Pepsi)

Top Detractors

Weatherford International Ltd. (Weatherford) Macy’s Inc. (Macy’s) Hyundai Home Shopping Network Corp.

Contributors

Samsung, our largest holding, was the strongest contributor to results for the year. The stock rallied due to increasing signs of a bottom in the memory semiconductor markets. Samsung remains inexpensive with about one-third of its value in excess cash and securities and the shares trading at less than 10x our expectation of 2020 earnings, which is less than 6.5x net of excess cash and investments. We think earnings will rebound solidly in the near term, and the long-term outlook is attractive as there will be greater demand for memory from 5G, artificial intelligence, the internet of things, autonomous driving, and other data applications.

P&G and Pepsi rallied during the year with the general market as well as solid business execution and improved operating results. During the year we reduced our weighting to staples as valuations increased, mostly due to multiple expansion.

Detractors

During the year, Weatherford, a debt investment we view as a special situation, entered and exited bankruptcy. The Fund received new debt and equity in Weatherford and we think it will be better positioned going forward, having shed much of its debt load in the restructuring process.

Last year we established a position in Macy’s after the stock had declined due to weak operating results and concerns about the future of department stores. Over the last several years, Macy’s shares have dropped by about 75% from previous levels.

Macy’s currently trades at 6x this year’s earnings and possesses an extremely valuable portfolio of real estate. Although other retailers like Sears and JCPenney failed to extract enough value from real estate holdings to offset their money-losing retail operations, we think Macy’s is different as it has more valuable, better-located properties, and continues to generate substantial cash from its retail operations and credit card business.

Hyundai Home Shopping Network was weaker during the quarter due to concerns that its future commission rates would be negatively impacted by government regulation. The stock is incredibly inexpensive at current prices, possessing significant net cash and attractive public investment holdings, which alone account for most of the current market price.

Conclusion

2019 marked the 30th anniversary of the Japanese market peak, an event that should serve as a reminder that price matters. The Japanese index is about one-third below its 1989 top even though interest rates in Japan are even lower than rates in the United States, and the Bank of Japan has been aggressively buying exchange traded funds and will soon be the largest stock owner in the country. Paying high prices for stocks is a bad idea. The good scenario is low long-term returns, and the bad scenario could have an investor waiting half of an adult lifetime or more to make back losses.

In the U.S. markets today, we think index investors have traded or confused the risk of underperforming versus a benchmark with the significant risk of overpaying for the benchmark. U.S. indexing seems like the world’s most overcrowded strategy where investors barely care to ask the question “What price am I paying and what rate of return do I expect?”

Today’s level of indexing and momentum is almost completely untested in a difficult market or economic downturn. In our opinion, people who are “all in” on index funds and ETFs are signing up to be crash test dummies in a market panic. Perhaps better put by Charlie Munger, “Some people seem to think there’s no trouble just because it hasn’t happened yet. If you jump out the window at the 42nd floor and you’re still doing fine as you pass the 27th floor, that doesn’t mean you don’t have a serious problem.”

Our goal, as always, is risk-adjusted returns over a full market cycle. While it has been a long time since declines have been part of the cycle, other than 2018’s brief drop, we do not believe that falling prices have been eliminated from equity investing. Due to high valuations, we believe risk management matters more than ever today, while the phrase “it’s different this time” is heard frequently these days as a way to justify the massive multiple expansion that has occurred at a time when earnings results have been poor. The cycle has not been eliminated, and it’s probably not different this time. Rather, it’s a combination of liquidity, momentum, and fear of not keeping up that causes most to ignore risk at the time it needs to be managed most.

This commentary reflects the viewpoints of Yacktman Asset Management LP and is not intended as a forecast or guarantee of future results.

12

AMG Yacktman Focused Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Yacktman Focused Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG Yacktman Focused Fund’s Class N shares on December 31, 2009 to a $10,000 investment made in the S&P 500® Index and the Russell 1000® Value Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Yacktman Focused Fund, the S&P 500® Index and the Russell 1000® Value Index for the same time periods ended December 31, 2019.

	One	Five	Ten	Since	Inception
Average Annual Total Returns[1]	Year	Years	Years	Inception	Date
AMG Yacktman Focused Fund[2,3,4,5,6,7,8,9,10,11,12,13]
Class N	19.13%	9.22%	11.24%	9.81%	05/01/97
Class I	19.30%	9.41%	—	12.16%	07/24/12

S&P 500® Index[14]	31.49%	11.70%	13.56%	8.38%	05/01/97	†
Russell 1000® Value Index[15]	26.54%	8.29%	11.80%	8.32%	05/01/97	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2019. All returns are in U.S. dollars ($).

[2]	From time to time the Fund’s adviser has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]

The Fund may suffer significant losses on assets that it sells short. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short.

[4]

The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[5]	The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.
[6]	A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.
[7]

High-yield bonds (also known as “junk bonds”) may be subject to greater levels of interest rate, credit, and liquidity risk than investments in higher rated securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The issuers of the Fund’s holdings may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers.

[8]

Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[9]	The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar investment when converted back to U.S. Dollars.
[10]

Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[11]

The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[12]	The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive

13

AMG Yacktman Focused Fund Portfolio Manager’s Comments (continued)

conditions, limited earnings history and a reliance on one or a limited number of products.

[13]	The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
[14]	The S&P 500® Index is a capitalization-weighted index of 500 stocks. The S&P 500® Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Unlike the Fund, the S&P 500® Index is unmanaged, is not available for investment and does not incur expenses.
[15]

The Russell 1000® Value Index is a market capitalization weighted index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. Unlike the Fund, the Russell 1000® Value Index is unmanaged, is not available for investment and does not incur expenses.

The S&P 500® Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc.

The Russell 1000® Value Index is a trademark of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

14

AMG Yacktman Focused Fund Fund Snapshots (unaudited) December 31, 2019

PORTFOLIO BREAKDOWN

Sector	% of Net Assets
Information Technology	21.0
Communication Services	15.3
Consumer Staples	15.2
Consumer Discretionary	7.5
Industrials	4.7
Financials	4.2
Health Care	3.6
Energy	3.4
Short-Term Investments	27.0
Other Assets Less Liabilities	(1.9)

TOP TEN HOLDINGS

Security Name	% of Net Assets
Samsung Electronics Co., Ltd., 2.150% (South Korea)	13.2
Bollore SA (France)	5.1
PepsiCo, Inc.	3.6
The Procter & Gamble Co.	3.6
Johnson & Johnson	3.6
The Walt Disney Co.	3.5
The Coca-Cola Co.	3.4
Fox Corp., Class B	3.2
Booking Holdings, Inc.	3.1
Macy’s, Inc.	2.9

Top Ten as a Group	45.2

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

15

AMG Yacktman Focused Fund Fund Snapshots (continued) For the six months ended December 31, 2019

NEW EQUITY POSITIONS

New Purchases	Current Shares Held
Associated British Foods PLC (United Kingdom)	947,082
Bollore SA, non-voting (France)	246,528
Weatherford International PLC (Switzerland)[1]	2,421,818

NEW CORPORATE BOND & NOTE POSITIONS

New Purchases	Current Principal Held
Weatherford International, Ltd. 11.000%, 12/01/24[1]	$73,388,000

WRITTEN OPTION POSITIONS CLOSED

Closed Options Written	Net Contracts Closed	Current Contracts Written
Macy’s, Inc.	35,000	—

CORPORATE BONDS & NOTES PURCHASES & SALES

Purchases	Net Principal Purchased	Current Principal Held
W&T Offshore, Inc. 9.750%, 11/01/23	$16,202,000	$18,892,000

Sales	Net Principal Sold	Current Principal Held
Avon Products, Inc. 7.000%, 03/15/23 (United Kingdom)	$14,105,000	—
Avon Products, Inc. 8.950%, 03/15/43 (United Kingdom)	45,240,000	—
Weatherford International LLC 9.875%, 03/01/25[1]	5,035,000	—
Weatherford International, Ltd. 9.875%, 02/15/24[1]	3,200,000	—

[1]	Purchases and sales due to a corporate action.

EQUITY PURCHASES & SALES

Purchases	Net Shares Purchased	Current Shares Held
Amorepacific Corp., 1.130% (South Korea)	35,201	250,000
Bollore SA (France)	6,500,000	42,402,886
Fox Corp., Class B	466,668	3,200,000
Macy’s, Inc.	2,600,000	6,100,000
News Corp., Class A	4,007,190	4,345,915
Rinnai Corp. (Japan)	264,701	276,000
State Street Corp.	210,000	960,000

Sales	Net Shares Sold	Current Shares Held
Booking Holdings, Inc.	300	55,000
Cisco Systems, Inc.	43,000	1,000,000
The Coca-Cola Co.	1,190,000	2,210,000
ConocoPhillips	350,000	300,000
Exxon Mobil Corp.	200,000	250,000
Johnson & Johnson	360,000	890,000
Microsoft Corp.	200,000	590,000
Oracle Corp.	240,000	1,760,000
PepsiCo, Inc.	940,000	960,000
The Procter & Gamble Co.	1,250,000	1,050,000
Samsung Electronics Co., Ltd., 2.150% (South Korea)	3,573,183	12,290,013
Sysco Corp.	100,000	900,000
The Walt Disney Co.	420,000	880,000

16

AMG Yacktman Focused Fund Schedule of Portfolio Investments December 31, 2019

	Shares	Value
Common Stocks - 58.4%
Communication Services - 15.3%
Alphabet, Inc., Class C*	47,000	$62,839,940
Bollore SA (France)	42,402,886	185,297,711
Bollore SA, non-voting (France)*	246,528	1,049,161
Fox Corp., Class B	3,200,000	116,480,000
News Corp., Class A	4,345,915	61,451,238
The Walt Disney Co.	880,000	127,274,400
Total Communication Services		554,392,450
Consumer Discretionary - 7.5%
Booking Holdings, Inc.*	55,000	112,955,150
Hyundai Home Shopping Network Corp. (South Korea)	513,963	35,776,749
Macy’s, Inc.[1]	6,100,000	103,700,000
Rinnai Corp. (Japan)	276,000	21,569,189
Total Consumer Discretionary		274,001,088
Consumer Staples - 14.7%
Associated British Foods PLC (United Kingdom)	947,082	32,580,692
The Coca-Cola Co.	2,210,000	122,323,500
Hengan International Group Co., Ltd. (China)	5,872,300	41,828,843
PepsiCo, Inc.	960,000	131,203,200
The Procter & Gamble Co.	1,050,000	131,145,000
Sysco Corp.	900,000	76,986,000
Total Consumer Staples		536,067,235
Energy - 2.9%
ConocoPhillips	300,000	19,509,000
Exxon Mobil Corp.	250,000	17,445,000
Weatherford International PLC (Switzerland)	2,421,818	67,689,813
Total Energy		104,643,813
Financials - 4.2%
The Bank of New York Mellon Corp.	650,000	32,714,500
State Street Corp.	960,000	75,936,000
U.S. Bancorp	750,000	44,467,500
Total Financials		153,118,000
Health Care - 3.6%
Johnson & Johnson	890,000	129,824,300
Industrials - 2.5%
Aggreko PLC (United Kingdom)	2,890,601	31,920,832
Brenntag AG (Germany)	1,106,437	60,031,886
Total Industrials		91,952,718
Information Technology - 7.7%
Cisco Systems, Inc.	1,000,000	47,960,000
Cognizant Technology Solutions Corp., Class A	710,000	44,034,200

	Shares	Value
Microsoft Corp.	590,000	$93,043,000
Oracle Corp.	1,760,000	93,244,800
Total Information Technology		278,282,000
Total Common Stocks (Cost $1,567,403,513)		2,122,281,604

	Principal Amount
Corporate Bonds and Notes - 2.7%
Energy - 0.5%
W&T Offshore, Inc. 9.750%, 11/01/23[2]	$18,892,000	18,018,245
Industrials - 2.2%
Weatherford International, Ltd. 11.000%, 12/01/24[1,2]	73,388,000	79,350,775
Total Corporate Bonds and Notes (Cost $102,061,076)		97,369,020

	Shares
Preferred Stocks - 13.8%
Consumer Staples - 0.5%
Amorepacific Corp., 1.130% (South Korea)	250,000	19,314,926
Information Technology - 13.3%
Samsung Electronics Co., Ltd., 2.150% (South Korea)	12,290,013	481,176,791
Total Preferred Stocks (Cost $261,320,767)		500,491,717

	Principal Amount
Short-Term Investments - 27.0%
Joint Repurchase Agreements - 2.2%[3]
Bank of America Securities, Inc., dated 12/31/19, due 01/02/20, 1.570% total to be received $19,221,886 (collateralized by various U.S. Government Agency Obligations, 3.000% -4.523%, 04/01/24 - 09/01/49, totaling $19,604,614)	$19,220,210	19,220,210
Citadel Securities LLC, dated 12/31/19, due 01/02/20, 1.600% total to be received $12,806,772 (collateralized by various U.S. Treasuries, 0.000% - 8.500%, 01/15/20 -11/15/48, totaling $13,062,908)	12,805,634	12,805,634
Citigroup Global Markets, Inc., dated 12/31/19, due 01/02/20, 1.570% total to be received $19,221,886 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 9.000%, 02/13/20 -09/20/69, totaling $19,604,614)	19,220,210	19,220,210

The accompanying notes are an integral part of these financial statements.

17

AMG Yacktman Focused Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Joint Repurchase Agreements - 2.2%[3] (continued)
RBC Dominion Securities, Inc., dated 12/31/19, due 01/02/20, 1.570% total to be received $19,221,886 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 6.500%, 06/30/21 -12/01/49, totaling $19,604,615)	$19,220,210	$19,220,210
State of Wisconsin Investment Board, dated 12/31/19, due 01/02/20, 1.750% total to be received $10,458,138 (collateralized by various U.S. Treasuries, 0.125% - 3.875%, 04/15/21 -02/15/47, totaling $10,666,551)	10,457,121	10,457,121
Total Joint Repurchase Agreements		80,923,385

	Shares	Value
Other Investment Companies - 24.8%
Dreyfus Government Cash Management Fund, Institutional Shares, 1.51%[4]	284,164,762	$284,164,762
JPMorgan U.S. Government Money Market Fund, IM Shares, 1.53%[4]	617,355,656	617,355,656
Total Other Investment Companies		901,520,418
Total Short-Term Investments (Cost $982,443,803)		982,443,803
Total Investments - 101.9% (Cost $2,913,229,159)		3,702,586,144
Other Assets, less Liabilities - (1.9)%		(68,852,851)
Net Assets - 100.0%		$3,633,733,293

*	Non-income producing security.
[1]	Some of these securities, amounting to $79,636,152 or 2.2% of net assets, were out on loan to various borrowers and are collateralized by cash. See Note 4 of Notes to Financial Statements.
[2]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2019, the value of these securities amounted to $97,369,020 or 2.7% of net assets.

[3]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.
[4]	Yield shown represents the December 31, 2019, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2019:

	Level 1	Level 2[1]	Level 3	Total
Investments in Securities
Common Stocks
Communication Services	$369,094,739	$185,297,711	—	$554,392,450
Consumer Staples	461,657,700	74,409,535	—	536,067,235
Information Technology	278,282,000	—	—	278,282,000
Consumer Discretionary	252,431,899	21,569,189	—	274,001,088
Financials	153,118,000	—	—	153,118,000
Health Care	129,824,300	—	—	129,824,300
Energy	104,643,813	—	—	104,643,813
Industrials	—	91,952,718	—	91,952,718
Corporate Bonds and Notes†	—	97,369,020	—	97,369,020
Preferred Stocks†	—	500,491,717	—	500,491,717
Short-Term Investments
Joint Repurchase Agreements	—	80,923,385	—	80,923,385
Other Investment Companies	901,520,418	—	—	901,520,418

Total Investments in Securities	$2,650,572,869	$1,052,013,275	—	$3,702,586,144

†

All corporate bonds and notes and preferred stocks held in the Fund are level 2 securities. For a detailed breakout of corporate bonds and notes and preferred stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

[1]	An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

The accompanying notes are an integral part of these financial statements.

18

AMG Yacktman Focused Fund Schedule of Portfolio Investments (continued)

For the fiscal year ended December 31, 2019, there were no transfers in or out of Level 3.

For the fiscal year ended December 31, 2019, the effect of derivative instruments on the Statement of Operations for the Fund and the amount of realized gain/loss and unrealized appreciation/depreciation on derivatives recognized in income was as follows:

	Realized Gain/Loss		Change in Unrealized Appreciation/Depreciation
Derivatives not accounted for as hedging instruments	Statement of Operations Location	Realized Gain/Loss	Statement of Operations Location	Change in Unrealized Appreciation/ Depreciation
Equity contracts	Net realized gain on written options	$6,747,436	Net change in unrealized appreciation/ depreciation on written options	—

	Totals	$6,747,436		—

The country allocation in the Schedule of Portfolio Investments at December 31, 2019, was as follows:

Country	% of Long-Term Investments
China	1.5
France	6.9
Germany	2.2
Japan	0.8
South Korea	19.7
Switzerland	2.5
United Kingdom	2.4
United States	64.0

100.0

The accompanying notes are an integral part of these financial statements.

19

AMG Yacktman Focused Fund - Security Selection Only Portfolio Manager’s Comments (unaudited)

For the year, AMG Yacktman Focused Fund – Security Selection Only Class N (the “Fund”) appreciated 21.4%, lagging the market’s 31.5% rise as measured by the S&P 500® Index (and 26.5% as measured by the Russell 1000® Value Index). A significant part of that lag was a reversal of the outperformance the Fund delivered in the fourth quarter of 2018, when it declined -9.1% compared to the S&P 500® Index which fell -13.5%.

Historically, our most significant outperformance has been in down and lower return markets or off the market bottoms after significant declines. In momentum-driven high multiple periods we are not surprised to lag, as we may be more focused on risk at those times than on maximizing the return.

Last year, it seemed the main thing that mattered was an accommodative central bank. To start the year there were rate cuts, followed by significant liquidity injections in the second half of 2019. Corporate earnings were massively disappointing, with the final tally likely showing no growth in earnings and slight growth in earnings per share for the S&P 500® Index. This means that at the end of 2019, the S&P 500® Index was 30% more expensive than it was at the end of 2018, which itself was quite expensive compared to historical valuations.

Apple Inc. (Apple) was the largest contributor to the S&P 500® Index results last year and a good example of high-octane multiple expansion in action in the absence of business growth. Apple’s shares increased nearly 90% last year while its pre-tax earnings for the fiscal year ending September 30 declined. Apple’s earnings are below where they were four years ago, yet the stock sells for about triple its 2015 price. Part of the Apple share price phenomenon is likely due to significant share repurchase, something that has also driven stock prices and multiples for many companies in recent years.

Last year was a busy one for us. We added several new positions in quality companies like Alphabet Inc. and Booking Holdings Inc. and increased position weightings in favorite investments like Samsung Electronics Co., Ltd. Preferred (Samsung) and Bollore SA. Some of our larger positions like Fox Corp. (Fox) and The Procter & Gamble Co. (P&G) were reduced, with Fox’s due to the successful completion of its merger and P&G’s due to price appreciation. Our position in Avon Products, Inc. debt was eliminated after the company agreed to be acquired by Natura Cosmetics.

Top Contributors

Samsung

P&G

PepsiCo, Inc. (Pepsi)

Top Detractors

Weatherford International Ltd. (Weatherford) Hyundai Home Shopping Network Corp. Fox

Contributors

Samsung, our largest holding, was the strongest contributor to results for the year. The stock rallied due to increasing signs of a bottom in the memory semiconductor markets. Samsung remains inexpensive with about one-third of its value in excess cash and securities and the shares trading at less than 10x our expectation of 2020 earnings, which is less than 6.5x net of excess cash and investments. We think earnings will rebound solidly in the near term, and the long-term outlook is attractive as there will be greater demand for memory from 5G, artificial intelligence, the internet of things, autonomous driving, and other data applications.

P&G and Pepsi rallied during the year with the general market as well as solid business execution and improved operating results. During the year we reduced our weighting to staples as valuations increased, mostly due to multiple expansion.

Detractors

During the year, Weatherford, a debt investment we view as a special situation, entered and exited bankruptcy. The Fund received new debt and equity in Weatherford and we think it will be better positioned going forward, having shed much of its debt load in the restructuring process.

Hyundai Home Shopping Network was weaker during the quarter due to concerns that its future commission rates would be negatively impacted by government regulation. The stock is incredibly inexpensive at current prices, possessing significant net cash and attractive public investment holdings, which alone account for most of the current market price.

The Fund’s new holding in Fox was weaker post the completion of the merger between 21st Century Fox and Disney. We like the portfolio of assets that Fox retained and continue to be impressed by Fox’s willingness to invest for the long term. We think the stock remains inexpensive, and the company is significantly better positioned than many of its traditional media peers, as its content is heavily weighted toward content that is consumed live, like news and sports.

Conclusion

2019 marked the 30th anniversary of the Japanese market peak, an event that should serve as a reminder that price matters. The Japanese index is about one-third below its 1989 top even though interest rates in Japan are even lower than rates in the United States, and the Bank of Japan has been aggressively buying exchange traded funds and will soon be the largest stock owner in the country. Paying high prices for stocks is a bad idea. The good scenario is low long-term returns, and the bad scenario could have an investor waiting half of an adult lifetime or more to make back losses.

In the U.S. markets today, we think index investors have traded or confused the risk of underperforming versus a benchmark with the significant risk of overpaying for the benchmark. U.S. indexing seems like the world’s most overcrowded strategy, where investors barely care to ask the question “What price am I paying and what rate of return do I expect?”

Today’s level of indexing and momentum is almost completely untested in a difficult market or economic downturn. In our opinion, people who are “all in” on index funds and ETFs are signing up to be crash test dummies in a market panic. Perhaps better put by Charlie Munger, “Some people seem to think there’s no trouble just because it hasn’t happened yet. If you jump out the window at the 42nd floor and you’re still doing fine as you pass the 27th floor, that doesn’t mean you don’t have a serious problem.”

Our goal, as always, is risk-adjusted returns over a full market cycle. While it has been a long time since declines have been part of the cycle, other than 2018’s brief drop, we do not believe that falling prices have been eliminated from equity investing. Due to high valuations, we believe risk management matters more than ever today, while the phrase “it’s different this time” is heard frequently these days as a way to justify the massive multiple expansion that has occurred at a time when earnings results have been poor. The cycle has not been eliminated, and it’s probably not different this time. Rather, it’s a combination of liquidity, momentum and fear of not keeping up that causes most to ignore risk at the time it needs to be managed most.

This commentary reflects the viewpoints of Yacktman Asset Management LP and is not intended as a forecast or guarantee of future results.

20

AMG Yacktman Focused Fund - Security Selection Only Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Yacktman Focused Fund - Security Selection Only’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG Yacktman Focused Fund - Security Selection Only’s Class N shares on January 30, 2017 (inception date), to a $10,000 investment made in the S&P 500® Index and the Russell 1000® Value Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Yacktman Focused Fund - Security Selection Only, the S&P 500® Index and the Russell 1000® Value Index for the same time periods ended December 31, 2019.

Average Annual Total Returns[1]	One Year	Since Inception	Inception Date
AMG Yacktman Focused Fund - Security Selection Only2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14
Class N	21.40%	14.87%	01/30/17
Class I	21.32%	14.84%	01/30/17

S&P 500® Index[15]	31.49%	14.97%	01/30/17	†
Russell 1000® Value Index[16]	26.54%	9.73%	01/30/17	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2019. All returns are in U.S. dollars ($).
[2]	From time to time the Fund’s adviser has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]

The Fund may invest greater than 5% of its assets in money market securities, cash, or cash equivalents as a temporary defensive measure in response to adverse market, economic, political or other conditions.

[4]

The Fund may suffer significant losses on assets that it sells short. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short.

[5]

The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[6]	The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
[7]	The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.
[8]	A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.
[9]

High-yield bonds (also known as “junk bonds”) may be subject to greater levels of interest rate, credit, and liquidity risk than investments in higher rated securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The issuers of the Fund’s holdings may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers.

[10]

Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[11]	The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the

21

AMG Yacktman Focused Fund - Security Selection Only Portfolio Manager’s Comments (continued)

total loss or gain on a non-U.S. Dollar investment when converted back to U.S. Dollars.
[1][2]

Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[13]

The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[14]	The Fund is subject to risks associated with
investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.
[15]

The S&P 500® Index is a capitalization-weighted index of 500 stocks. The S&P 500® Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Unlike the Fund, the S&P 500® Index is unmanaged, is not available for investment and does not incur expenses.

[16]

The Russell 1000® Value Index is a market capitalization weighted index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. Unlike the Fund, the Russell 1000® Value Index is unmanaged, is not available for investment and does not incur expenses.

The S&P 500® Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc.

The Russell 1000® Value Index is a trademark of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

22

AMG Yacktman Focused Fund - Security Selection Only Fund Snapshots (unaudited) December 31, 2019

PORTFOLIO BREAKDOWN

Sector	% of Net Assets
Information Technology	26.0
Industrials	17.2
Consumer Staples	15.3
Communication Services	13.9
Consumer Discretionary	12.3
Financials	4.2
Health Care	3.7
Energy	2.7
Short-Term Investments	3.6
Other Assets Less Liabilities	1.1

TOP TEN HOLDINGS

Security Name	% of Net Assets
Samsung Electronics Co., Ltd., 2.150% (South Korea)	15.0
Bollore SA (France)	4.8
Ocean Wilsons Holdings, Ltd. (Bermuda)	4.8
Financiere de L’Odet SA (France)	4.1
The Procter & Gamble Co.	4.0
PepsiCo, Inc.	4.0
The Walt Disney Co.	3.5
Johnson & Johnson	3.0
Rinnai Corp. (Japan)	2.9
CB Industrial Product Holding Bhd (Malaysia)	2.9

Top Ten as a Group	49.0

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

23

AMG Yacktman Focused Fund - Security Selection Only Fund Snapshots (continued) For the six months ended December 31, 2019

NEW EQUITY POSITIONS

New Purchases	Current Shares Held
Bollore SA, non-voting (France)	5,406
Daewon San Up Co., Ltd. (South Korea)	90,000
Hankook AtlasBX Co., Ltd. (South Korea)	17,985
HI-LEX Corp. (Japan)	45,900
INFOvine Co., Ltd. (South Korea)	16,438
Komelon Corp. (South Korea)	35,520
Tohokushinsha Film Corp. (Japan)	83,000
Weatherford International PLC (Switzerland)[1]	57,005
Yuasa Trading Co., Ltd. (Japan)	14,300

NEW CORPORATE BOND & NOTE POSITIONS

New Purchases	Current Principal Held
Weatherford International, Ltd. 11.000%, 12/01/24[1]	$1,721,000

WRITTEN OPTION POSITIONS CLOSED

Closed Options Written	Net Contracts Closed	Current Contracts Written
Macy’s, Inc.	650	—

CORPORATE BONDS & NOTES PURCHASES & SALES

Purchases	Net Principal Purchased	Current Principal Held
W&T Offshore, Inc. 9.750%, 11/01/23	$683,000	$732,000

Sales	Net Principal Sold	Current Principal Held
Avon Products, Inc. 8.950%, 03/15/43 (United Kingdom)	$1,558,000	—
Weatherford International, Ltd. 9.875%, 02/15/24[1]	500,000	—

[1]	Purchases and sales due to a corporate action.

EQUITY PURCHASES & SALES

Purchases	Net Shares Purchased	Current Shares Held
Amorepacific Corp., 1.130% (South Korea)	10,500	25,000
Bollore SA (France)	331,222	1,060,000
Booking Holdings, Inc.	140	1,300
Brenntag AG (Germany)	7,615	29,000
CAC Holdings Corp. (Japan)	40,000	184,700
Cognizant Technology Solutions Corp., Class A	2,800	14,000
Financiere de L’Odet SA (France)	3,028	4,500
Fox Corp., Class B	14,668	73,000
Macy’s, Inc.	85,000	150,000
News Corp., Class A	59,500	75,000
Ocean Wilsons Holdings, Ltd. (Bermuda)	325,000	350,000
Rinnai Corp. (Japan)	36,010	36,200
Samsung Electronics Co., Ltd., 2.150% (South Korea)	60,000	370,000
Samsung SDI Co., Ltd., 1.210% (South Korea)	4,500	21,500
State Street Corp.	14,000	30,000

Sales	Net Shares Sold	Current Shares Held
Arcosa, Inc.	3,000	17,000
Oliver Corp. (Japan)	3,700	—
PepsiCo, Inc.	11,000	28,000
The Procter & Gamble Co.	16,000	31,000
The Walt Disney Co.	2,000	23,000

24

AMG Yacktman Focused Fund - Security Selection Only Schedule of Portfolio Investments December 31, 2019

	Shares	Value
Common Stocks - 72.3%
Communication Services - 13.9%
Alphabet, Inc., Class C*	840	$1,123,097
Bollore SA (France)	1,060,000	4,632,127
Bollore SA, non-voting (France)*	5,406	23,007
Fox Corp., Class B	73,000	2,657,200
News Corp., Class A	75,000	1,060,500
Tohokushinsha Film Corp. (Japan)	83,000	520,054
The Walt Disney Co.	23,000	3,326,490
Total Communication Services		13,342,475
Consumer Discretionary - 12.3%
Booking Holdings, Inc.*	1,300	2,669,849
Car Mate Manufacturing Co., Ltd. (Japan)	52,500	475,933
Daewon San Up Co., Ltd. (South Korea)	90,000	459,837
Hankook AtlasBX Co., Ltd. (South Korea)	17,985	794,702
HI-LEX Corp. (Japan)	45,900	844,628
Hyundai Home Shopping Network
Corp. (South Korea)	17,001	1,183,433
Macy’s, Inc.	150,000	2,550,000
Rinnai Corp. (Japan)	36,200	2,829,002
Total Consumer Discretionary		11,807,384
Consumer Staples - 11.8%
The Coca-Cola Co.	48,000	2,656,800
Hengan International Group Co., Ltd. (China)	37,000	263,554
PepsiCo, Inc.	28,000	3,826,760
The Procter & Gamble Co.	31,000	3,871,900
Sysco Corp.	9,000	769,860
Total Consumer Staples		11,388,874
Energy - 2.0%
ConocoPhillips	3,500	227,605
Exxon Mobil Corp.	2,000	139,560
Weatherford International PLC (Switzerland)	57,005	1,593,290
Total Energy		1,960,455
Financials - 4.2%
The Bank of New York Mellon Corp.	10,000	503,300
Berkshire Hathaway, Inc., Class B*	2,000	453,000
State Street Corp.	30,000	2,373,000
U.S. Bancorp	13,000	770,770
Total Financials		4,100,070
Health Care - 3.7%
Anthem, Inc.	1,400	422,842
Johnson & Johnson	19,500	2,844,465

	Shares	Value
Kissei Pharmaceutical Co., Ltd. (Japan)	9,400	$267,052
Total Health Care		3,534,359
Industrials - 15.2%
Aggreko PLC (United Kingdom)	19,420	214,455
Arcosa, Inc.	17,000	757,350
Brenntag AG (Germany)	29,000	1,573,451
CB Industrial Product Holding Bhd (Malaysia)	10,500,000	2,825,577
Financiere de L’Odet SA (France)	4,500	3,944,941
Komelon Corp. (South Korea)	35,520	262,611
Ocean Wilsons Holdings, Ltd. (Bermuda)	350,000	4,589,769
Yuasa Trading Co., Ltd. (Japan)	14,300	481,279
Total Industrials		14,649,433
Information Technology - 9.2%
CAC Holdings Corp. (Japan)	184,700	2,648,738
Cisco Systems, Inc.	20,000	959,200
Cognizant Technology Solutions Corp., Class A	14,000	868,280
INFOvine Co., Ltd. (South Korea)	16,438	304,980
Microsoft Corp.	9,000	1,419,300
Oracle Corp.	49,500	2,622,510
Total Information Technology		8,823,008
Total Common Stocks (Cost $62,765,914)		69,606,058

	Principal Amount
Corporate Bonds and Notes - 2.7%
Energy - 0.7%
W&T Offshore, Inc. 9.750%, 11/01/23[1]	$732,000	698,145
Industrials - 2.0%
Weatherford International, Ltd. 11.000%, 12/01/24[1]	1,721,000	1,860,831
Total Corporate Bonds and Notes (Cost $2,736,757)		2,558,976

	Shares
Preferred Stocks - 20.3%
Consumer Staples - 3.5%
Amorepacific Corp., 1.130% (South Korea)	25,000	1,931,493
LG Household & Health Care, Ltd. 1.240% (South Korea)	2,100	1,399,121
Total Consumer Staples		3,330,614
Information Technology - 16.8%
Samsung Electronics Co., Ltd., 2.150% (South Korea)	370,000	14,486,185

The accompanying notes are an integral part of these financial statements.

25

AMG Yacktman Focused Fund - Security Selection Only Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology - 16.8% (continued)
Samsung SDI Co., Ltd., 1.210% (South Korea)*	21,500	$1,714,088
Total Information Technology		16,200,273
Total Preferred Stocks (Cost $16,868,602)		19,530,887
Short-Term Investments - 3.6%
Other Investment Companies - 3.6%
Dreyfus Government Cash Management Fund,
Institutional Shares, 1.51%[2]	1,155,683	1,155,683
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 1.55%[2]	1,155,685	1,155,685
JPMorgan U.S. Government Money Market Fund, IM Shares, 1.53%[2]	1,190,705	1,190,705
Total Short-Term Investments (Cost $3,502,073)		3,502,073

Value
Total Investments - 98.9% (Cost $85,873,346)	$95,197,994
Other Assets, less Liabilities - 1.1%	1,026,327
Net Assets - 100.0%	$96,224,321

*	Non-income producing security.
[1]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2019, the value of these securities amounted to $2,558,976 or 2.7% of net assets.

[2]	Yield shown represents the December 31, 2019, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The accompanying notes are an integral part of these financial statements.

26

AMG Yacktman Focused Fund - Security Selection Only Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2019:

	Level 1	Level 2[1]	Level 3	Total
Investments in Securities
Common Stocks
Industrials	$5,609,730	$9,039,703	—	$14,649,433
Communication Services	8,190,294	5,152,181	—	13,342,475
Consumer Discretionary	7,673,917	4,133,467	—	11,807,384
Consumer Staples	11,125,320	263,554	—	11,388,874
Information Technology	5,869,290	2,953,718	—	8,823,008
Financials	4,100,070	—	—	4,100,070
Health Care	3,267,307	267,052	—	3,534,359
Energy	1,960,455	—	—	1,960,455
Corporate Bonds and Notes†	—	2,558,976	—	2,558,976
Preferred Stocks†	—	19,530,887	—	19,530,887
Short-Term Investments
Other Investment Companies	3,502,073	—	—	3,502,073

Total Investments in Securities	$51,298,456	$43,899,538	—	$95,197,994

†

All corporate bonds and notes and preferred stocks held in the Fund are level 2 securities. For a detailed breakout of corporate bonds and notes and preferred stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

[1]	An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

For the fiscal year ended December 31, 2019, there were no transfers in or out of Level 3.

For the fiscal year ended December 31, 2019, the effect of derivative instruments on the Statement of Operations for the Fund and the amount of realized gain/loss and unrealized appreciation/depreciation on derivatives recognized in income was as follows:

	Realized Gain/Loss		Change in Unrealized Appreciation/Depreciation
Derivatives not accounted for as hedging instruments	Statement of Operations Location	Realized Gain/Loss	Statement of Operations Location	Change in Unrealized Appreciation/ Depreciation
Equity contracts	Net realized gain on written options	$147,176	Net change in unrealized appreciation/ depreciation on written options	—

	Totals	$147,176		—

The country allocation in the Schedule of Portfolio Investments at December 31, 2019, was as follows:

Country	% of Long-Term Investments
Bermuda	5.0
China	0.3
France	9.4
Germany	1.7
Japan	8.8
Malaysia	3.1

Country	% of Long- Term Investments
South Korea	24.6
Switzerland	1.7
United Kingdom	0.2
United States	45.2
100.0

The accompanying notes are an integral part of these financial statements.

27

AMG Yacktman Special Opportunities Fund Portfolio Manager’s Comments (unaudited)

For the twelve months ending December 31, 2019, AMG Yacktman Special Opportunities Fund (the “Fund”) Class I shares returned 10.2%, behind the 26.3% return of the MSCI All Country World All Cap Index (ACWI).

The global stock market, once again led by the U.S., had an exceptionally strong year, bouncing back from the sell-off in the fourth quarter of 2018. Given the strong results, one may think that the global economy is booming. Yet in stark contrast to equity prices, corporate earnings showed little or no growth, falling well short of analysts’ forecasts at the beginning of the year. Multiple expansion was the key driver of stock market gains. Given our value focus, the Fund’s performance did not keep up with this blistering pace despite absolute returns in line with long-term equity returns.

We own businesses that tend to be smaller, underfollowed, and misunderstood—far from the fast growth and high popularity stocks that have dominated indexes (and therefore passive index and ETF buying as well). Strong recent returns have led to high prices and investor complacency, a hallmark for elevated risk. We feel the Fund is well-positioned to navigate riskier markets. We have held firm to our conservative investment process and remain invested in a portfolio of above average companies at below average prices. We believe this value discipline will serve the Fund’s shareholders well over the full market cycle.

Stock Markets and “Normal” Accidents

One of our favorite books this past year was Meltdown by Chris Clearfield and András Tilcsik. The book builds on studies by the late Yale sociologist Dr. Charles Perrow, whose groundbreaking work on the Three Mile Island nuclear disaster led to a more comprehensive examination into the causes of catastrophic accidents. Perrow combed through hundreds of accidents across a wide range of industries to identify patterns. He found two common factors. First, the systems tended to be highly complex with many moving parts that could interact in unexpected ways. Second, the systems tended to be tightly coupled—an engineering term meaning there was little “slack” in the system to diagnose any unexpected issues and recover before catastrophe. Nuclear power plants and space missions are classical systems that satisfy these two factors. Tightly coupled, complex systems are therefore susceptible to “normal” accidents, or accidents that are natural and unavoidable despite the best intentions of operators and regulators. Combining too much complexity with the tendency for problems to cascade into each other leads to inevitable accidents. The authors go on to demonstrate that our daily lives now increasingly operate within such systems.

The stock market appears to satisfy Perrow’s criteria. It is clearly a complex system, with many moving parts and hidden influences that are impossible to understand, at least in advance. In today’s market, higher valuations and debt levels increase the tightly coupled nature of the market by removing slack from the financial system. The market is increasingly pulled along by high-flying growth stocks, software-as-a-service companies, or money-losing health care names, as investors all pile into what has worked lately. Multiples of 5x, 10x, and even 20x sales are not unusual, all on the expectation (some would argue hope) that future profits will eventually materialize. It appears that many “value” investors have shifted from low valuations toward buying quality companies at almost any price, pushing strong cash-flowing businesses up to record multiples. At the same time, corporate-level debt is near record levels, as companies have binged on debt at low interest rates to repurchase shares. Principal and interest payments on debt remain fixed even during downturns, potentially leaving many companies with little choice but to restructure. Investment mistakes happen to everyone but they end up being far more costly in leveraged situations. The exact trigger for the eventual cascade of issues is unknowable but expectations are unreasonably elevated. High expectations leave little buffer for something to go wrong.

In response, we have structured the Fund with as much slack as possible. We own solid businesses that generate underlying value over the long term so we are not reliant on another participant to pay even higher multiples. We are cautious about firms with financial leverage especially after long periods of above average returns. Instead, we prefer to sacrifice speculative upside in exchange for a more robust balance sheet that gives flexibility to reinvest back into the business during the downturn or take advantage of overleveraged competitors. We pay low prices for our holdings allowing for a large margin of safety so that we can earn an adequate rate of return even if several upside avenues fall short. We avoid situations where stocks are priced for perfection, instead preferring investments where expectations are low and positive surprises achievable. All of these factors together help to minimize risk while leaving plenty of slack to take advantage of panic selling when the trouble starts.

Fund Portfolio Overview –

Financial Metrics	YASLX/ YASSX	MSCI ACWI All-Cap	S&P 500®	Russell 2000®
Price/Earnings (P/E)	13.0	18.6	23.0	18.6
Price/Book Value (P/BV)	2.0	2.2	3.4	2.1
Price/Cash Flow (CF)	5.9	11.4	13.8	10.9
Price/Sales (P/S)	0.6	1.6	2.6	1.6
Enterprise Value/EBIT	9.9	16.2	19.0	15.3
Debt to Equity	68.1%	143.0%	173.6%	158.0%
Return on Assets (ROA)	4.2%	7.9%	10.0%	0.7%

Source: FactSet, as of December 31, 2019

The Fund’s holdings in aggregate continue to trade at a substantial discount to the broader market while employing much less financial leverage. The low levels of debt are often a byproduct of the types of businesses we invest in—strong businesses that generate good unlevered returns and strong cash flows. This allows growth projects to be funded without depending on equity or credit markets. In addition, many of our companies have large ownership positions by families or founders who tend to manage

28

AMG Yacktman Special Opportunities Fund Portfolio Manager’s Comments (continued)

the finances in a more conservative way than the “optimal” methods prescribed in business school textbooks. This conservatism, while causing returns to lag during sustained bull markets, will help mitigate the inevitable downturn. We prefer the downside protection today.

While a useful resource, the above portfolio metrics fail to capture every nuance of the portfolio—and many opportunities are hidden in such nuance. For example, our largest position remains IMF Bentham, Ltd. (IMF), the litigation finance company out of Australia. IMF’s old case portfolio was less diversified, which meant a large case win (or loss) could skew results in any given year. Earnings were therefore lumpy and uncertain. IMF’s latest fiscal year was a poor one with negative earnings. Despite the poor year, underlying value markedly improved. As we observed in past letters, the incredible growth in IMF’s case portfolio (almost quadrupling in the last five years) would translate into future earnings over time. Here we are. In the past six months IMF reported a slew of case wins which are estimated at more than AUD300 million in future revenue, almost as much as IMF reported in the last four years combined. But until these case wins flow through to the 2020 earnings report, IMF’s trailing valuation numbers hurt the portfolio metrics. Other holdings that do not screen well include Reading International, Inc. class A shares (Reading) (hidden real estate assets) and Naked Wines Plc (Naked Wines) (reinvesting in growth markets at high returns). We will continue to prioritize forward returns over trailing metrics.

We are constantly fine-tuning the portfolio. Adjusting position sizes up or down in response to price movements is necessary when optimizing for risk-adjusted future returns. Holdings such as Total Energy Services, Inc. (Total Energy) grew from a smaller investment to a much more prominent weighting in response to price declines during the year. Averaging down requires in-depth knowledge of the business and conviction in the investment process despite short-term volatility. Adding capital to our favorite ideas at better prices is a big part of our investment process. In addition, it is encouraging that several new additions to the portfolio have also grown to be top ten positions (Naked Wines, B&S Group S.A.R.L., Sam Yung Trading Co Ltd.). We are hopeful they will contribute significantly to future results.

Contributors/Detractors –

Top contributors for 2019 were Computer Services, Inc. (CSI), IMF and Samsung Electronics Co. Ltd. (Samsung). All three positions have been held in the Fund since inception (5.5 years), further evidence of our long-term orientation. Since initial purchase, the three positions handily outperformed the market, with an average total return of 21% per year versus only 7% for the benchmark. Due to opportunistic buying and selling, returns for shareholders were even higher. We have reduced weightings in CSI and Samsung in response to the higher prices as the forward rate of return was less attractive relative to other positions in the portfolio.

On the other hand, IMF remains our largest position as the underlying thesis remains stronger than ever. We commented over several letters about IMF’s built-up earnings potential. The dam has burst for IMF in the last six months with a string of case wins including the company’s largest judgment in history (subject to appeal). The litigation finance industry remains in the early innings, with IMF well-placed as one of the premier global players. A transition to a capital-light funding model should also lead to a more attractive earnings stream that remains uncorrelated to the overall stock market. Few stocks can make this uncorrelated claim and fewer still also trade at inexpensive prices. IMF still clears the bar for us.

The top three detractors were Reading, Total Energy Services Inc. (Total Energy), and Lamprell Plc (Lamprell). All three companies operate in deeply out-of-favor industries yet exhibit unique characteristics that stand out from competitors.

Reading’s cinemas were not immune to the domestic box office challenges in 2019 (the total annual box office was down roughly 4%) as investors remain concerned about the long-term future for the movie business. However, a large portion of Reading’s value is backed by its real estate holdings which deserve a far higher earnings multiple. In addition, Reading has a potential catalyst in ongoing litigation over control of the company, which helps realize the substantial hidden value in a hurry. An eventual sale would be the preferred outcome.

Both Total Energy and Lamprell provide equipment and services to the oil & gas industry, one of the most out-of-favor sectors in the market. Lamprell’s location via its fabrication yard in the United Arab Emirates provides a geographic advantage in constructing jack-up rigs and offering fabrication services to clients in the Middle East. The company has run into challenges in diversifying away from oil & gas (primarily into the renewables segment) but the opportunity is significant if they can successfully open this market. A strong balance sheet has served as an insurance policy through the recent struggles but the company now needs to convert this backlog into firm contracts in order to complete the turnaround.

Total Energy is run by the founder & CEO who has built the business conservatively via organic growth and acquisitions over more than two decades. After watching the company execute through the oil & gas downturn in 2015–2016, we bought an initial position in mid-2018. As investors turned increasingly bearish on the industry over this past year, we significantly increased our position at much lower prices. Total Energy now trades at a low single-digit multiple on our free cash flow estimates despite its two largest divisions operating at sub-20% utilization. Both the company and insiders have also been buying shares in the market. Total Energy is best described as a coiled spring, with the potential to earn multiples of current earnings on any industry recovery.

Conclusion:

We have not changed our investment philosophy and process over the past year. We own above average companies at below average prices with concentrated weightings. The result is a Fund that looks much different than the index. We are still finding opportunities that meet our return goals while staying aligned with our risk discipline. The longer this bull market continues, the more market participants forget about risk in their search for yield. We intend to stay far away from the most tightly coupled portions of the market to keep as much slack in our portfolio as possible. This is a differentiated approach and we believe it is the right one for the long term. Our objective remains to produce attractive risk-adjusted returns over a full market cycle and we appreciate shareholders who entrust us with capital in pursuit of this goal.

This commentary reflects the viewpoints of Yacktman Asset Management LP and is not intended as a forecast or guarantee of future results.

29

AMG Yacktman Special Opportunities Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Yacktman Special Opportunities Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG Yacktman Special Opportunities Fund’s Class Z shares on June 30, 2014 (inception date), to a $10,000 investment made in the MSCI ACWI All Cap Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Yacktman Special Opportunities Fund and the MSCI ACWI All Cap Index for the same time periods ended December 31, 2019.

Average Annual Total Returns[1]	One Year	Five Years	Since Inception	Inception Date
AMG Yacktman Special Opportunities Fund2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, 16, 17
Class I	10.20%	—	8.44%	06/30/15
Class Z	10.27%	7.46%	5.68%	06/30/14

MSCI ACWI All Cap Index[18]	26.29%	8.33%	7.08%	06/30/14	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2019. All returns are in U.S. dollars ($).

[2]	During the period, the Fund’s adviser has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]

The Fund’s investment management fees are subject to a performance adjustment, which could increase or reduce the investment management fees paid by the Fund. The prospect of a positive or negative performance adjustment may create an incentive for the Fund’s portfolio manager to take greater risks with the Fund’s portfolio. In addition, because performance adjustments are based upon past performance, a shareholder may pay a higher or lower management fee for performance that occurred prior to the shareholder’s investment in the Fund. The performance adjustment could increase the Investment Manager’s fee (and, in turn, the Subadviser’s fee) even if the Fund’s shares lose value during the performance period provided that the Fund outperformed its benchmark index, and could decrease the Investment Manager’s fee (and, in turn, the Subadviser’s fee) even if the Fund’s shares increase in value during the performance period provided that the Fund underperformed its benchmark index.

[4]	The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar investment when converted back to U.S. Dollars.
[5]

The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[6]	The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.
[7]

The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.

[8]	A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.
[9]

High-yield bonds (also known as “junk bonds”) may be subject to greater levels of interest rate, credit, and liquidity risk than investments in higher rated securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The issuers of the Fund’s holdings may be involved in bankruptcy

30

AMG Yacktman Special Opportunities Fund Portfolio Manager’s Comments (continued)

proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers.

[10]

Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[11]

The Fund invests in large-capitalization companies that may underperform other stock funds (such as funds that focus on small- and medium-capitalization companies) when stocks of large-capitalization companies are out of favor.

[12]

The Fund is subject to the special risks associated with investments in micro-cap companies, such as relatively short earnings history, competitive conditions, less publicly available corporate information, and reliance on a limited number of products.

[13]	The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
[14]

Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[15]

The Fund may suffer significant losses on assets that it sells short. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short.

[16]

The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[17]	The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
[18]	The MSCI ACWI All Cap Index captures large, mid,
small and micro cap representation across certain Developed Markets (DM) countries and large, mid and small cap representation across certain Emerging Markets (EM) countries. The index is comprehensive, covering a significant percentage of the global equity investment opportunity set. Please go to msci.com for most current list of countries represented by the index. Unlike the Fund, the MSCI ACWI All Cap Index is unmanaged, is not available for investment and does not incur expenses.

All MSCI data is provided “as is”. The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.

Not FDIC Insured, nor bank guaranteed. May lose value.

31

AMG Yacktman Special Opportunities Fund Fund Snapshots (unaudited) December 31, 2019

PORTFOLIO BREAKDOWN

Sector	% of Net Assets
Industrials	35.1
Energy	11.3
Consumer Staples	11.2
Consumer Discretionary	10.3
Communication Services	9.2
Information Technology	8.4
Financials	8.0
Materials	2.1
Health Care	1.0
Utilities	0.3
Short-Term Investments	2.8
Other Assets Less Liabilities	0.3

TOP TEN HOLDINGS

Security Name	% of Net Assets
IMF Bentham, Ltd. (Australia)	7.4
Reading International, Inc., Class A (United States)	5.8
Naked Wines PLC (United Kingdom)	5.4
Ocean Wilsons Holdings, Ltd. (Bermuda)	5.2
Total Energy Services, Inc. (Canada)	5.0
Colabor Group, Inc., 6.000%, 10/13/21 (Canada)	4.5
B&S Group, S.A.R.L. (Luxembourg)	4.5
Samsung Electronics Co., Ltd., 2.150% (South Korea)	4.0
Sam Yung Trading Co., Ltd. (South Korea)	3.8
Boustead Singapore, Ltd. (Singapore)	3.5

Top Ten as a Group	49.1

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

32

AMG Yacktman Special Opportunities Fund Fund Snapshots (continued) For the six months ended December 31, 2019

NEW EQUITY POSITIONS

New Purchases	Current Shares Held
Sam Yung Trading Co., Ltd. (South Korea)	166,052
Spark Networks SE, ADR (Germany)	220,000

CORPORATE BONDS & NOTES PURCHASES

Purchases	Net Principal Purchased	Current Principal Held
Colabor Group, Inc. 6.000%, 10/13/21 (Canada)	$492,000	$4,114,000

EQUITY PURCHASES & SALES

Purchases	Net Shares Purchased	Current Shares Held
AMERCO (United States)	250	3,000
Arcus ASA (Norway)	25,122	265,000
B&S Group, S.A.R.L. (Luxembourg)	201,000	250,000
Fjord1 A.S.A. (Norway)	58,000	183,000
Italian Wine Brands S.P.A (Italy)	10,626	97,561
Lamprell PLC (United Arab Emirates)	693,245	2,325,000
Link Net Tbk PT (Indonesia)	673,000	2,425,000
Naked Wines PLC (United Kingdom)	391,000	1,076,000
Ocean Wilsons Holdings, Ltd. (Bermuda)	32,000	234,000
Promotora y Operadora de Infraestructura SAB de CV (Mexico)	5,043	86,126
Reading International, Inc., Class A (United States)	102,150	308,000
Texhong Textile Group, Ltd. (Hong Kong)	85,000	1,810,000
Thai Wah PCL, Class F (Thailand)	3,960,000	6,100,000
Total Energy Services, Inc. (Canada)	236,000	600,100
Webstep A.S. (Norway)	22,904	298,885

Sales	Net Shares Sold	Current Shares Held
Catering International Services (France)	16,339	17,611
Computer Services, Inc. (United States)	46,505	15,495
GrafTech International, Ltd. (United States)	48,000	117,000
HUB Co., Ltd. (Japan)	36,000	—
Ifis Japan, Ltd. (Japan)	24,100	82,000
IMF Bentham, Ltd. (Australia)	191,435	1,414,445
Nissin Foods Co. Ltd. (Hong Kong)	500,000	—
Oliver Corp. (Japan)	10,100	—
Reckon, Ltd. (Australia)	132,564	645,685
Samsung Electronics Co., Ltd., 2.150% (South Korea)	17,000	61,000
Sapporo Clinical Laboratory, Inc. (Japan)	1,400	6,600
Sotsu Co., Ltd. (Japan)	12,700	—
WIN-Partners Co., Ltd. (Japan)	19,300	23,900

33

AMG Yacktman Special Opportunities Fund Schedule of Portfolio Investments December 31, 2019

	Shares	Value
Common Stocks - 85.5%
Communication Services - 9.2%
Link Net Tbk PT (Indonesia)	2,425,000	$691,734
Otelco, Inc., Class A (United States)*	34,031	340,651
Reading International, Inc., Class A (United States)*	308,000	3,446,520
Spark Networks SE, ADR (Germany)*	220,000	996,600
Total Communication Services		5,475,505
Consumer Discretionary - 10.3%
America’s Car-Mart, Inc. (United States)*	3,300	361,878
B&S Group, S.A.R.L. (Luxembourg)[1]	250,000	2,692,092
Cambria Automobiles PLC (United Kingdom)	660,000	598,152
Marshall Motor Holdings PLC (United Kingdom)	230,000	472,847
Texhong Textile Group, Ltd. (Hong Kong)	1,810,000	2,039,132
Total Consumer Discretionary		6,164,101
Consumer Staples - 11.2%
Arcus ASA (Norway)[1]	265,000	1,101,739
Italian Wine Brands S.P.A (Italy)	97,561	1,395,292
Naked Wines PLC (United Kingdom)	1,076,000	3,233,459
Sapporo Clinical Laboratory, Inc. (Japan)	6,600	114,318
Thai Wah PCL, Class F (Thailand)	6,100,000	851,246
Total Consumer Staples		6,696,054
Energy - 11.3%
Hargreaves Services PLC (United Kingdom)	328,938	1,259,214
Lamprell PLC (United Arab Emirates)*	2,325,000	1,202,533
Pardee Resources Co., Inc. (United States)	7,352	1,191,024
Total Energy Services, Inc. (Canada)	600,100	2,966,880
Zargon Oil & Gas, Ltd. (Canada)*	569,063	92,028
Total Energy		6,711,679
Financials - 8.0%
IMF Bentham, Ltd. (Australia)*	1,414,445	4,436,859
Spice Private Equity AG (Switzerland)	18,000	345,600
Total Financials		4,782,459
Health Care - 1.0%
HLS Therapeutics, Inc. (Canada)	14,660	287,883
WIN-Partners Co., Ltd. (Japan)	23,900	312,526
Total Health Care		600,409
Industrials - 27.7%
Aggreko PLC (United Kingdom)	63,000	695,707
AMERCO (United States)[2]	3,000	1,127,460
Boustead Singapore, Ltd. (Singapore)	3,700,000	2,077,029
Catering International Services (France)	17,611	262,150
CB Industrial Product Holding Bhd (Malaysia)	6,380,800	1,717,090

	Shares	Value
Fjord1 A.S.A. (Norway)[1]	183,000	$762,908
Freund Corp. (Japan)	67,100	476,158
GrafTech International, Ltd. (United States)	117,000	1,359,540
Judges Scientific PLC (United Kingdom)	11,000	823,244
Mitani Corp. (Japan)	12,800	738,632
Nam Lee Pressed Metal Industries, Ltd. (Singapore)	700,000	197,777
Ocean Wilsons Holdings, Ltd. (Bermuda)	234,000	3,068,588
Promotora y Operadora de Infraestructura SAB de CV (Mexico)	86,126	637,717
Sam Yung Trading Co., Ltd. (South Korea)	166,052	2,283,031
Utoc Corp. (Japan)	55,700	292,386
Total Industrials		16,519,417
Information Technology - 4.4%
Computer Services, Inc. (United States)	15,495	689,527
GMO Pepabo, Inc. (Japan)	9,000	198,559
Ifis Japan, Ltd. (Japan)	82,000	567,045
Reckon, Ltd. (Australia)	645,685	348,894
Webstep A.S. (Norway)[1]	298,885	823,872
Total Information Technology		2,627,897
Materials - 2.1%
Master Drilling Group, Ltd. (South Africa)	1,178,934	865,304
SK Kaken Co., Ltd. (Japan)	800	367,879
Total Materials		1,233,183
Utilities - 0.3%
Maxim Power Corp. (Canada)*	140,000	196,219
Total Common Stocks (Cost $52,338,129)		51,006,923

	Principal Amount
Corporate Bonds and Notes - 6.8%
Industrials - 6.8%
Colabor Group, Inc. (Canada) 6.000%, 10/13/21[3]	$4,114,000	2,692,927
JAKKS Pacific, Inc. (United States) 4.875%, 06/01/20[1,3]	1,500,000	1,373,981
Total Corporate Bonds and Notes (Cost $4,014,213)		4,066,908

	Shares
Closed-End Fund - 0.6%
Industrials - 0.6%
Excelsior Capital, Ltd. (Australia) (Cost $437,212)	375,377	384,594

The accompanying notes are an integral part of these financial statements.

34

AMG Yacktman Special Opportunities Fund Schedule of Portfolio Investments (continued)

	Shares	Value
Preferred Stocks - 4.0%
Health Care - 0.0%
HLS Therapeutics, Inc. (Canada)[4,5]	24,901	$0
Information Technology - 4.0%
Samsung Electronics Co., Ltd., 2.150% (South Korea)	61,000	2,388,263
Total Preferred Stocks (Cost $1,343,185)		2,388,263
Short-Term Investments - 2.8%
Other Investment Companies - 2.8%
Dreyfus Government Cash Management Fund, Institutional Shares, 1.51%[6]	543,627	543,627

*	Non-income producing security.
[1]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2019, the value of these securities amounted to $6,754,592 or 11.3% of net assets.

[2]

Some of these securities, amounting to $1,022,982 or 1.7% of net assets, were out on loan to various borrowers and are collateralized by various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[3]

Convertible Security. A corporate bond, usually a junior debenture, that can be converted, at the option of the holder, for a specific number of shares of the company’s preferred stock or common stock. The market value of convertible bonds at December 31, 2019, amounted to $4,066,908 or 6.8% of net assets.

	Shares	Value
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 1.55%[6]	543,628	$543,628
JPMorgan U.S. Government Money Market Fund, IM Shares, 1.53%[6]	560,101	560,101
Total Other Investment Companies		1,647,356
Total Short-Term Investments (Cost $1,647,356)		1,647,356
Total Investments - 99.7% (Cost $59,780,095)		59,494,044
Other Assets, less Liabilities - 0.3%		188,554
Net Assets - 100.0%		$59,682,598

[4]	Preferred Shares of a liquidating trust.
[5]	Security’s value was determined by using significant unobservable inputs.
[6]	Yield shown represents the December 31, 2019, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

ADR American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

35

AMG Yacktman Special Opportunities Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2019:

	Level 1	Level 2[1]	Level 3	Total
Investments in Securities
Common Stocks
Industrials	$10,792,895	$5,726,522	—	$16,519,417
Energy	5,509,146	1,202,533	—	6,711,679
Consumer Staples	2,611,349	4,084,705	—	6,696,054
Consumer Discretionary	3,053,970	3,110,131	—	6,164,101
Communication Services	5,475,505	—	—	5,475,505
Financials	4,782,459	—	—	4,782,459
Information Technology	1,862,293	765,604	—	2,627,897
Materials	865,304	367,879	—	1,233,183
Health Care	287,883	312,526	—	600,409
Utilities	196,219	—	—	196,219
Corporate Bonds and Notes†	—	4,066,908	—	4,066,908
Closed-End Fund	384,594	—	—	384,594
Preferred Stocks
Information Technology	—	2,388,263	—	2,388,263
Health Care	—	—	$0	0
Short-Term Investments
Other Investment Companies	1,647,356	—	—	1,647,356

Total Investments in Securities	$37,468,973	$22,025,071	$0	$59,494,044

†

All corporate bonds and notes held in the Fund are level 2 securities. For a detailed breakout of corporate bonds and notes by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

[1]	An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

At December 31, 2019, the Level 3 security is a Preferred Stock received as a result of a corporate action. The security’s value was determined by using significant unobservable inputs.

For the fiscal year ended December 31, 2019, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

36

AMG Yacktman Special Opportunities Fund Schedule of Portfolio Investments (continued)

The country allocation in the Schedule of Portfolio Investments at December 31, 2019, was as follows:

Country	% of Long-Term Investments
Australia	8.9
Bermuda	5.3
Canada	10.8
France	0.5
Germany	1.7
Hong Kong	3.5
Indonesia	1.2
Italy	2.4
Japan	5.3
Luxembourg	4.7
Malaysia	3.0
Mexico	1.1
Norway	4.6
Singapore	3.9
South Africa	1.5
South Korea	8.1
Switzerland	0.6
Thailand	1.5
United Arab Emirates	2.1
United Kingdom	12.2
United States	17.1

100.0

The accompanying notes are an integral part of these financial statements.

37

Statement of Assets and Liabilities December 31, 2019

			AMG Yacktman	AMG Yacktman
	AMG Yacktman	AMG Yacktman	Focused Fund - Security	Special
	Fund	Focused Fund	Selection Only	Opportunities Fund
Assets:
Investments at value[1] (including securities on loan valued at $234,124,093, $79,636,152, $0, and $1,022,982, respectively)	$8,229,286,523	$3,702,586,144	$95,197,994	$59,494,044
Foreign currency[2]	—	—	723,447	34,112
Receivable for investments sold	8,643,019	4,321,529	—	13,360
Dividend, interest and other receivables	20,591,638	10,444,869	440,600	247,844
Receivable for Fund shares sold	7,959,083	10,797,463	—	26,125
Receivable from affiliate	57,441	30,301	14,490	16,575
Prepaid expenses and other assets	185,375	104,085	22,701	10,823
Total assets	8,266,723,079	3,728,284,391	96,399,232	59,842,883
Liabilities:
Payable upon return of securities loaned	2,843,799	80,923,385	—	—
Payable for investments purchased	1,794,538	652,576	61,833	68,324
Payable for Fund shares repurchased	14,379,681	9,174,551	—	5,428
Accrued expenses:
Investment advisory and management fees	2,999,635	2,693,159	68,855	35,524
Administrative fees	1,048,548	464,338	11,872	7,176
Shareholder service fees	482,854	296,116	46	922
Other	650,963	346,973	32,305	42,911
Total liabilities	24,200,018	94,551,098	174,911	160,285
Net Assets	$8,242,523,061	$3,633,733,293	$96,224,321	$59,682,598

[1] Investments at cost	$6,211,508,151	$2,913,229,159	$85,873,346	$59,780,095
[2] Foreign currency at cost	—	—	$716,806	$33,434

The accompanying notes are an integral part of these financial statements.

38

Statement of Assets and Liabilities (continued)

			AMG Yacktman	AMG Yacktman
	AMG Yacktman	AMG Yacktman	Focused Fund - Security	Special
	Fund	Focused Fund	Selection Only	Opportunities Fund
Net Assets Represent:
Paid-in capital	$5,962,274,484	$2,711,504,011	$86,839,916	$59,733,085
Total distributable earnings (loss)	2,280,248,577	922,229,282	9,384,405	(50,487)
Net Assets	$8,242,523,061	$3,633,733,293	$96,224,321	$59,682,598
Class N:
Net Assets	—	$2,078,757,829	$183,346	—
Shares outstanding	—	113,934,846	13,192	—
Net asset value, offering and redemption price per share	—	$18.25	$13.90	—
Class I:
Net Assets	$8,242,523,061	$1,554,975,464	$96,040,975	$11,701,111
Shares outstanding	402,556,884	85,501,883	6,913,865	1,165,634
Net asset value, offering and redemption price per share	$20.48	$18.19	$13.89	$10.04
Class Z:
Net Assets	—	—	—	$47,981,487
Shares outstanding	—	—	—	4,769,631
Net asset value, offering and redemption price per share	—	—	—	$10.06

The accompanying notes are an integral part of these financial statements.

39

Statement of Operations For the fiscal year ended December 31, 2019

			AMG Yacktman	AMG Yacktman
	AMG Yacktman	AMG Yacktman	Focused Fund - Security	Special
	Fund	Focused Fund	Selection Only	Opportunities Fund
Investment Income:
Dividend income	$193,371,559	$90,311,801	$1,808,567	$1,209,772
Interest income	9,565,037	5,144,873	123,151	579,797
Securities lending income	238,477	180,016	3,370	28,533
Foreign withholding tax	(7,534,788)	(5,068,324)	(140,083)	(80,845)
Total investment income	195,640,285	90,568,366	1,795,005	1,737,257
Expenses:
Investment advisory and management fees	34,870,440	32,239,171	652,370	444,095
Administrative fees	12,185,871	5,558,478	112,478	72,032
Shareholder servicing fees - Class N	—	4,145,832	46	—
Shareholder servicing fees - Class I	7,502,706	—	—	8,988
Trustee fees and expenses	729,345	334,374	6,444	4,283
Custodian fees	711,827	399,445	37,197	46,446
Professional fees	586,378	286,009	35,829	44,144
Reports to shareholders	487,977	263,727	2,821	2,550
Transfer agent fees	378,955	232,049	2,579	1,845
Registration fees	215,854	98,878	36,268	36,429
Miscellaneous	281,990	134,069	4,785	3,831
Total expenses before offsets	57,951,343	43,692,032	890,817	664,643
Expense reimbursements	—	(99,833)	(80,812)	(81,819)
Fee waivers	(671,886)	(305,727)	—	—
Net expenses	57,279,457	43,286,472	810,005	582,824
Net investment income	138,360,828	47,281,894	985,000	1,154,433
Net Realized and Unrealized Gain:
Net realized gain on investments	761,966,967	565,650,040	2,839,675	3,359,540
Net realized gain on written options	—	6,747,436	147,176	—
Net realized loss on foreign currency transactions	(955,731)	(518,568)	(29,119)	(58,616)
Net change in unrealized appreciation/depreciation on investments	391,909,952	22,399,870	10,820,640	291,004
Net change in unrealized appreciation/depreciation on foreign currency translations	(43,278)	(30,471)	6,165	3,123
Net realized and unrealized gain	1,152,877,910	594,248,307	13,784,537	3,595,051
Net increase in net assets resulting from operations	$1,291,238,738	$641,530,201	$14,769,537	$4,749,484

The accompanying notes are an integral part of these financial statements.

40

Statements of Changes in Net Assets For the fiscal years ended December 31,

	AMG Yacktman		AMG Yacktman
	Fund		Focused Fund
	2019	2018	2019	2018
Increase in Net Assets Resulting From Operations:
Net investment income	$138,360,828	$134,738,396	$47,281,894	$54,150,842
Net realized gain on investments	761,011,236	1,300,816,891	571,878,908	605,203,622
Net change in unrealized appreciation/depreciation on investments	391,866,674	(1,238,586,990)	22,369,399	(542,076,696)
Net increase in net assets resulting from operations	1,291,238,738	196,968,297	641,530,201	117,277,768
Distributions to Shareholders:
Class N	—	—	(292,238,208)	(402,164,012)
Class I	(717,307,575)	(1,351,266,835)	(218,295,712)	(244,500,360)
Total distributions to shareholders	(717,307,575)	(1,351,266,835)	(510,533,920)	(646,664,372)
Capital Share Transactions:[1]
Net increase (decrease) from capital share transactions	557,610,903	(457,095,921)	44,251,325	(394,132,949)
Total increase (decrease) in net assets	1,131,542,066	(1,611,394,459)	175,247,606	(923,519,553)
Net Assets:
Beginning of year	7,110,980,995	8,722,375,454	3,458,485,687	4,382,005,240
End of year	$8,242,523,061	$7,110,980,995	$3,633,733,293	$3,458,485,687

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

41

Statements of Changes in Net Assets (continued) For the fiscal years ended December 31,

	AMG Yacktman		AMG Yacktman
	Focused Fund - Security		Special
	Selection Only		Opportunities Fund
	2019	2018	2019	2018
Increase (Decrease) in Net Assets Resulting From Operations:
Net investment income	$985,000	$337,311	$1,154,433	$548,698
Net realized gain on investments	2,957,732	64,538	3,300,924	2,325,998
Net change in unrealized appreciation/depreciation on investments	10,826,805	(1,688,777)	294,127	(6,828,286)
Net increase (decrease) in net assets resulting from operations	14,769,537	(1,286,928)	4,749,484	(3,953,590)
Distributions to Shareholders:
Class N	(7,375)	(123)	—	—
Class I	(3,865,096)	(424,189)	(796,378)	(692,212)
Class Z	—	—	(3,349,490)	(2,621,133)
Total distributions to shareholders	(3,872,471)	(424,312)	(4,145,868)	(3,313,345)
Capital Share Transactions:[1]
Net increase from capital share transactions	25,315,856	60,313,616	22,248,028	6,386,742
Total increase (decrease) in net assets	36,212,922	58,602,376	22,851,644	(880,193)
Net Assets:
Beginning of year	60,011,399	1,409,023	36,830,954	37,711,147
End of year	$96,224,321	$60,011,399	$59,682,598	$36,830,954

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

42

AMG Yacktman Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class I	2019	2018	2017	2016[1]	2015
Net Asset Value, Beginning of Year	$19.05	$22.85	$21.39	$20.87	$25.12
Income (loss) from Investment Operations:
Net investment income[2,3]	0.35	0.40	0.32	0.33	0.31
Net realized and unrealized gain (loss) on investments	2.99	0.20	3.58	2.03	(1.71)
Total income (loss) from investment operations	3.34	0.60	3.90	2.36	(1.40)
Less Distributions to Shareholders from:
Net investment income	(0.37)	(0.44)	(0.34)	(0.41)	(0.34)
Net realized gain on investments	(1.54)	(3.96)	(2.10)	(1.43)	(2.51)
Total distributions to shareholders	(1.91)	(4.40)	(2.44)	(1.84)	(2.85)
Net Asset Value, End of Year	$20.48	$19.05	$22.85	$21.39	$20.87
Total Return[3,4]	17.66%	2.69%	18.23%	11.20%	(5.63)%
Ratio of net expenses to average net assets	0.70%	0.70%	0.71%	0.71%	0.71%
Ratio of gross expenses to average net assets[5]	0.71%	0.71%	0.72%	0.72%	0.72%
Ratio of net investment income to average net assets[3]	1.70%	1.70%	1.38%	1.51%	1.29%
Portfolio turnover	35%	12%	2%	4%	2%
Net assets end of year (000’s) omitted	$8,242,523	$7,110,981	$8,722,375	$8,527,164	$8,936,608

[1]	Effective October 1, 2016, the Service Class was renamed Class I.
[2]	Per share numbers have been calculated using average shares.
[3]	Total returns and net investment income would have been lower had certain expenses not been offset.
[4]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[5]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

43

AMG Yacktman Focused Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class N	2019	2018	2017[1]	2016[2]	2015
Net Asset Value, Beginning of Year	$17.78	$21.13	$19.69	$19.77	$25.88
Income (loss) from Investment Operations:
Net investment income[3,4]	0.23	0.28	0.19	0.19	0.22
Net realized and unrealized gain (loss) on investments	3.13	0.31	3.75	2.05	(1.51)
Total income (loss) from investment operations	3.36	0.59	3.94	2.24	(1.29)
Less Distributions to Shareholders from:
Net investment income	(0.25)	(0.31)	(0.21)	(0.30)	(0.24)
Net realized gain on investments	(2.64)	(3.63)	(2.29)	(2.02)	(4.58)
Total distributions to shareholders	(2.89)	(3.94)	(2.50)	(2.32)	(4.82)
Net Asset Value, End of Year	$18.25	$17.78	$21.13	$19.69	$19.77
Total Return[4,5]	19.13%	2.88%	20.03%	11.29%	(5.08)%
Ratio of net expenses to average net assets	1.24%	1.23%	1.22%	1.23%	1.22%
Ratio of gross expenses to average net assets[6]	1.26%	1.24%	1.23%	1.24%	1.22%
Ratio of net investment income to average net assets[4]	1.20%	1.30%	0.89%	0.94%	0.86%
Portfolio turnover	31%	16%	2%	4%	6%
Net assets end of year (000’s) omitted	$2,078,758	$2,166,407	$2,803,230	$3,479,880	$4,062,291

44

AMG Yacktman Focused Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class I	2019	2018	2017	2016[2]	2015
Net Asset Value, Beginning of Year	$17.74	$21.09	$19.66	$19.75	$25.88
Income (loss) from Investment Operations:
Net investment income[3,4]	0.27	0.32	0.23	0.23	0.26
Net realized and unrealized gain (loss) on investments	3.11	0.32	3.74	2.04	(1.50)
Total income (loss) from investment operations	3.38	0.64	3.97	2.27	(1.24)
Less Distributions to Shareholders from:
Net investment income	(0.29)	(0.36)	(0.25)	(0.34)	(0.30)
Net realized gain on investments	(2.64)	(3.63)	(2.29)	(2.02)	(4.59)
Total distributions to shareholders	(2.93)	(3.99)	(2.54)	(2.36)	(4.89)
Net Asset Value, End of Year	$18.19	$17.74	$21.09	$19.66	$19.75
Total Return[4,5]	19.30%	3.11%	20.25%	11.46%	(4.89)%
Ratio of net expenses to average net assets	1.06%	1.05%	1.05%	1.05%	1.05%
Ratio of gross expenses to average net assets[6]	1.07%	1.06%	1.06%	1.06%	1.05%
Ratio of net investment income to average net assets[4]	1.39%	1.48%	1.06%	1.11%	1.03%
Portfolio turnover	31%	16%	2%	4%	6%
Net assets end of year (000’s) omitted	$1,554,975	$1,292,079	$1,578,775	$1,051,228	$1,312,374

[1]	Effective February 27, 2017, Class S was renamed Class N.
[2]	Effective October 1, 2016, the Service Class and Institutional Class were renamed Class S and Class I, respectively.
[3]	Per share numbers have been calculated using average shares.
[4]	Total returns and net investment income would have been lower had certain expenses not been offset.
[5]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[6]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

45

AMG Yacktman Focused Fund - Security Selection Only Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,		For the fiscal period ended December 31,
Class N	2019	2018	2017[1]
Net Asset Value, Beginning of Period	$11.94	$11.77	$10.00
Income from Investment Operations:
Net investment income[2,3]	0.17	0.26	0.14
Net realized and unrealized gain on investments	2.37	0.00 [4]	1.94
Total income from investment operations	2.54	0.26	2.08
Less Distributions to Shareholders from:
Net investment income	(0.25)	(0.07)	(0.22)
Net realized gain on investments	(0.33)	(0.02)	(0.09)
Total distributions to shareholders	(0.58)	(0.09)	(0.31)
Net Asset Value, End of Period	$13.90	$11.94	$11.77
Total Return[3,5]	21.40%	2.17%	20.81%[6]
Ratio of net expenses to average net assets	1.12%	1.08%	1.08%[7]
Ratio of gross expenses to average net assets[8]	1.22%	1.82%	3.77%[9]
Ratio of net investment income to average net assets[3]	1.28%	2.14%	1.35%[7]
Portfolio turnover	23%	2%	12%[6]
Net assets end of period (000’s) omitted	$183	$76	$17

46

AMG Yacktman Focused Fund - Security Selection Only Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal years ended December 31,		For the fiscal period ended December 31,
Class I	2019	2018	2017[1]
Net Asset Value, Beginning of Period	$11.94	$11.77	$10.00
Income from Investment Operations:
Net investment income[2,3]	0.17	0.26	0.14
Net realized and unrealized gain on investments	2.36	0.00 [4]	1.94
Total income from investment operations	2.53	0.26	2.08
Less Distributions to Shareholders from:
Net investment income	(0.25)	(0.07)	(0.22)
Net realized gain on investments	(0.33)	(0.02)	(0.09)
Total distributions to shareholders	(0.58)	(0.09)	(0.31)
Net Asset Value, End of Period	$13.89	$11.94	$11.77
Total Return[3,5]	21.32%	2.17%	20.81%[6]
Ratio of net expenses to average net assets	1.08%	1.08%	1.08%[7]
Ratio of gross expenses to average net assets[8]	1.19%	1.82%	3.77%[9]
Ratio of net investment income to average net assets[3]	1.31%	2.14%	1.35%[7]
Portfolio turnover	23%	2%	12%[6]
Net assets end of period (000’s) omitted	$96,041	$59,936	$1,392

[1]	Commencement of operations was on January 30, 2017.
[2]	Per share numbers have been calculated using average shares.
[3]	Total returns and net investment income would have been lower had certain expenses not been offset.
[4]	Less than $0.005 or $(0.005) per share.
[5]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[6]	Not annualized.
[7]	Annualized.
[8]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[9]	Ratio does not reflect the annualization of audit expenses.

47

AMG Yacktman Special Opportunities Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal years ended December 31,			For the fiscal period ended December 31,
Class I	2019	2018	2017	2016[1]	2015[2]
Net Asset Value, Beginning of Period	$9.82	$12.03	$9.37	$7.75	$9.40
Income (loss) from Investment Operations:
Net investment income[3,4]	0.24	0.16	0.06 [5]	0.18	0.20
Net realized and unrealized gain (loss) on investments	0.73	(1.41)	3.18	1.75	(1.49)
Total income (loss) from investment operations	0.97	(1.25)	3.24	1.93	(1.29)
Less Distributions to Shareholders from:
Net investment income	(0.21)	(0.11)	(0.14)	(0.20)	(0.23)
Net realized gain on investments	(0.54)	(0.85)	(0.44)	—	(0.13)
Paid in capital	—	—	—	(0.11)	—
Total distributions to shareholders	(0.75)	(0.96)	(0.58)	(0.31)	(0.36)
Net Asset Value, End of Period	$10.04	$9.82	$12.03	$9.37	$7.75
Total Return[4]	10.20%[6]	(10.26)%[6]	34.67%[6]	24.88%	(13.77)%[7]
Ratio of net expenses to average net assets[8]	1.29%	1.84%	2.33%	1.90%	1.27%[9]
Ratio of gross expenses to average net assets[8,10]	1.47%	2.03%	2.59%	2.29%	1.88%[9]
Ratio of net investment income to average net assets[4,8]	2.32%	1.38%	0.50%	2.08%	3.40%[9]
Portfolio turnover	24%	30%	36%	29%	30%[7]
Net assets end of period (000’s) omitted	$11,701	$7,678	$8,377	$700	$83

48

AMG Yacktman Special Opportunities Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class Z	2019	2018	2017	2016[1]	2015
Net Asset Value, Beginning of Year	$9.84	$12.05	$9.38	$7.75	$9.45
Income (loss) from Investment Operations:
Net investment income[3,4]	0.25	0.17	0.07 [5]	0.20	0.22
Net realized and unrealized gain (loss) on investments	0.72	(1.40)	3.19	1.74	(1.56)
Total income (loss) from investment operations	0.97	(1.23)	3.26	1.94	(1.34)
Less Distributions to Shareholders from:
Net investment income	(0.21)	(0.13)	(0.15)	(0.20)	(0.23)
Net realized gain on investments	(0.54)	(0.85)	(0.44)	—	(0.13)
Paid in capital	—	—	—	(0.11)	—
Total distributions to shareholders	(0.75)	(0.98)	(0.59)	(0.31)	(0.36)
Net Asset Value, End of Year	$10.06	$9.84	$12.05	$9.38	$7.75
Total Return[4]	10.27%[6]	(10.14)%[6]	34.81%[6]	25.05%[6]	(14.22)%
Ratio of net expenses to average net assets[8]	1.19%	1.74%	2.23%	1.63%	1.24%
Ratio of gross expenses to average net assets[8,10]	1.37%	1.93%	2.49%	2.01%	1.74%
Ratio of net investment income to average net assets[4,8]	2.42%	1.48%	0.60%	2.34%	2.47%
Portfolio turnover	24%	30%	36%	29%	30%
Net assets end of year (000’s) omitted	$47,981	$29,153	$29,334	$21,519	$17,177

[1]	Effective October 1, 2016, the Service Class and Institutional Class were renamed Class I and Class Z, respectively.
[2]	Commencement of operations was on July 1, 2015.
[3]	Per share numbers have been calculated using average shares.
[4]	Total returns and net investment income would have been lower had certain expenses not been offset.
[5]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.04 and $0.05 for Class I and Class Z, respectively.
[6]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[7]	Not annualized.
[8]

Includes a performance adjustment amounting to (0.45)%, 0.10%, 0.59%, (0.02)% and (0.42)% for the fiscal years ended 2019, 2018, 2017, 2016 and 2015, respectively. (See Note 2 in the Notes to Financial Statements)

[9]	Annualized.
[10]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

49

Notes to Financial Statements December 31, 2019

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG Yacktman Fund (“Yacktman Fund”), AMG Yacktman Focused Fund (“Yacktman Focused”), AMG Yacktman Focused Fund - Security Selection Only (“Yacktman Focused Selection Only”) and AMG Yacktman Special Opportunities Fund (“Yacktman Special Opportunities”), each a “Fund” and collectively, the “Funds”.

Each Fund offers different classes of shares. Yacktman Fund and Yacktman Special Opportunities have established Class N, Class I and Class Z shares. Currently, Yacktman Fund offers only Class I shares and Yacktman Special Opportunities offers Class I shares and Class Z shares. Yacktman Focused and Yacktman Focused Selection Only established and offer Class N and Class I shares. Each class represents an interest in the same assets of the respective Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may have different net asset values per share to the extent the share classes pay different distribution amounts and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

Yacktman Focused, Yacktman Focused Selection Only and Yacktman Special Opportunities are non-diversified. A greater percentage of the Funds’ holdings may be focused in a smaller number of securities which may place the Funds at greater risk than a more diversified fund.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities, including options, traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity exceeding 60 days are valued at the evaluated mean price provided by an authorized pricing service or, if an evaluated price is not available, by reference to other securities which are considered comparable in credit rating, interest rate, due date and other features (generally referred to as “matrix pricing”) or other similar pricing methodologies.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end registered investment companies are valued at their end of day net asset value per share.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Funds, including a comparison with the prior quarter end and the percentage of the Funds that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in the Funds that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the

50

Notes to Financial Statements (continued)

transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, swaps, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, and if after the fact, as soon as the Funds become aware of the ex-dividend date, except for Korean securities where dividends are recorded on confirmation date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trust and other trusts or funds within the AMG Funds Family of Funds (collectively the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are due to tax equalization utilized. Temporary differences are due to mark-to-market of passive foreign investment companies, wash sale loss deferrals, write-off of defaulted security interest and qualified late-year loss deferrals.

The tax character of distributions paid during the fiscal years ended December 31, 2019 and December 31, 2018 were as follows:

	Yacktman Fund		Yacktman Focused		Yacktman Focused Selection Only
Distributions paid from:	2019	2018	2019	2018	2019	2018
Ordinary income	$137,511,761	$133,812,565	$47,129,197	$53,559,050	$1,664,565	$325,774
Short-term capital gains	—	6,987	4,688,510	8,066	1,897,046	31,227
Long-term capital gains	579,795,814	1,217,447,283	458,718,910	593,094,559	310,860	67,311

	$717,307,575	$1,351,266,835	$510,536,617	$646,661,675	$3,872,471	$424,312

51

Notes to Financial Statements (continued)

	Yacktman Special Opportunities
Distributions paid from:	2019	2018
Ordinary income	$1,168,843	$421,604
Short-term capital gains	468,592	590,739
Long-term capital gains	2,508,433	2,301,002

	$4,145,868	$3,313,345

As of December 31, 2019, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Yacktman Fund	Yacktman Focused	Yacktman Focused Selection Only	Yacktman Special Opportunities
Undistributed ordinary income	$714,948	$143,286	$436,373	$367,741
Undistributed short-term capital gains	—	3,046,009	127,439	79,543
Undistributed long-term capital gains	262,763,430	130,503,101	604,454	—
Late-year loss deferral	—	—	—	33,482

At December 31, 2019, the cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Fund	Cost	Appreciation	Depreciation	Net
Yacktman Fund	$6,212,544,529	$2,207,295,425	$(190,525,226)	$2,016,770,199
Yacktman Focused	2,914,071,593	930,549,822	(142,012,936)	788,536,886
Yacktman Focused Selection Only	86,989,978	11,548,199	(3,332,060)	8,216,139
Yacktman Special Opportunities	59,961,096	6,833,741	(7,298,030)	(464,289)

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of December 31, 2019, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2019, the Funds had no capital loss carryovers for federal income tax purposes. Should the Funds incur net capital losses for the fiscal year ended December 31, 2020, such amounts may be used to offset future realized capital gains indefinitely, and retain their character as short-term and/or long-term.

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. Prior to March 1, 2019, the Funds deducted a 2.00% redemption fee from the proceeds of any redemption of shares (including a redemption by exchange) if the redemption occured within 60 days of the purchase of those shares. For the fiscal year ended December 31, 2019, Yacktman Fund, Yacktman Focused, Yacktman Focused Selection Only and Yacktman Special Opportunities had redemption fees amounting to $67,660, $48,523, $0 and $0, respectively. For the fiscal year ended December 31, 2018, Yacktman Fund, Yacktman Focused, Yacktman Focused Selection Only and Yacktman Special Opportunities had redemption fees amounting to $87,910, $90,215, $0 and $95, respectively. These amounts are netted against the cost of shares repurchased.

52

Notes to Financial Statements (continued)

For the fiscal years ended December 31, 2019 and December 31, 2018, the capital stock transactions by class for the Funds were as follows:

		Yacktman Fund				Yacktman Focused
	December 31, 2019		December 31, 2018		December 31, 2019		December 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	—	—	—	—	11,913,239	$228,758,971	7,443,814	$158,686,577
Reinvestment of distributions	—	—	—	—	16,070,712	289,112,112	22,469,945	397,493,318
Cost of shares repurchased	—	—	—	—	(35,872,111)	(697,081,180)	(40,750,255)	(863,276,105)

Net decrease	—	—	—	—	(7,888,160)	$(179,210,097)	(10,836,496)	$(307,096,210)

Class I:
Proceeds from sale of shares	91,432,518	$1,869,853,191	52,555,929	$1,176,400,960	30,519,803	$586,669,490	21,868,312	$452,724,750
Reinvestment of distributions	32,693,802	660,414,885	65,465,810	1,241,236,690	9,892,324	177,369,370	10,725,710	189,201,527
Cost of shares repurchased	(94,878,053)	(1,972,657,173)	(126,454,085)	(2,874,733,571)	(27,756,664)	(540,577,438)	(34,603,357)	(728,963,016)

Net increase (decrease)	29,248,267	$557,610,903	(8,432,346)	$(457,095,921)	12,655,463	$223,461,422	(2,009,335)	$(87,036,739)

	Yacktman Focused Selection Only				Yacktman Special Opportunities
	December 31, 2019		December 31, 2018		December 31, 2019		December 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	10,111	$131,503	4,879	$58,254	—	—	—	—
Reinvestment of distributions	542	7,375	10	123	—	—	—	—
Cost of shares repurchased	(3,796)	(45,092)	—	—	—	—	—	—

Net increase	6,857	$93,786	4,889	$58,377	—	—	—	—

Class I:
Proceeds from sale of shares	1,621,952	$21,528,514	4,866,365	$59,831,050	631,509	$6,501,856	281,022	$3,353,389
Reinvestment of distributions	284,198	3,865,096	35,766	424,189	83,829	796,377	71,583	692,212
Cost of shares repurchased	(12,662)	(171,540)	—	—	(331,825)	(3,447,181)	(267,094)	(3,128,792)

Net increase	1,893,488	$25,222,070	4,902,131	$60,255,239	383,513	$3,851,052	85,511	$916,809

Class Z:
Proceeds from sale of shares	—	—	—	—	1,491,657	$15,442,999	456,785	$5,134,680
Reinvestment of distributions	—	—	—	—	351,361	3,344,956	269,898	2,615,315
Cost of shares repurchased	—	—	—	—	(37,430)	(390,979)	(197,486)	(2,280,062)

Net increase	—	—	—	—	1,805,588	$18,396,976	529,197	$5,469,933

At December 31, 2019, certain unaffiliated shareholders of record individually or collectively held greater than 10% of the net assets of the Funds as follows: Yacktman Focused Selection Only - one owns 37%; Yacktman Special Opportunities - two own 34%, including one affiliate that owns 14%. Transactions by these shareholders may have a material impact on their respective Fund.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into third-party repurchase agreements for temporary cash management purposes and third-party or bilateral joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the

“Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Funds participate on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the

53

Notes to Financial Statements (continued)

underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM on joint repurchase agreements.

At December 31, 2019, the market value of Repurchase Agreements outstanding for Yacktman Fund and Yacktman Focused Fund were $2,843,799 and $80,923,385, respectively.

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisers for the Funds (subject to Board approval) and monitors each subadviser’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by Yacktman Asset Management LP (“Yacktman”) who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in Yacktman.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the fiscal year ended December 31, 2019, the Funds’ investment management fees were paid at the following annual rates of each Fund’s respective average daily net assets:

Yacktman Fund
on first $500 million	0.52%
next $500 million	0.47%
over $1 billion	0.42%
Yacktman Focused	0.87%
Yacktman Focused Selection Only	0.87%
Yacktman Special Opportunities	1.37%

Yacktman Special Opportunities has a performance-based fee structure that consists of an investment management fee and a performance adjustment (“Performance Adjustment”). The monthly investment management fee is increased or reduced by the Performance Adjustment, based on the Fund’s performance relative to the MSCI ACWI All Cap Index over the then preceding twelve months. The Performance Adjustment Rate for the Fund may not exceed plus or minus 0.75%. For the fiscal year ended December 31, 2019, the Performance Adjustment decreased management fee by a net amount of $213,794, resulting in Yacktman Special Opportunities paying the Investment Manager at an effective rate of 0.92%.

The Investment Manager has contractually agreed, through at least May 1, 2020, to waive management fees and/or pay or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts, and in connection with securities sold short), brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses and extraordinary expenses) of the Class N shares of Yacktman Focused to the annual rate of 1.25% of Yacktman Focused Class N shares’ average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Yacktman Focused Class N shares in certain circumstances.

The Investment Manager has contractually agreed, through at least May 1, 2020, to waive management fees and/or pay or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts, and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses and extraordinary expenses) of Yacktman Focused Selection Only to the annual rate of 1.08% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances.

The Investment Manager has contractually agreed, through at least May 1, 2020, to waive management fees and/or pay or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of investment management fees, administrative fees, taxes, interest (including interest incurred in connection with bank and custody overdrafts, and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses and extraordinary expenses) of Yacktman Special Opportunities to an annual rate of 0.12% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of a Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of a Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of a Fund.

54

Notes to Financial Statements (continued)

In general, for a period of up to 36 months, the Investment Manager may recover from each Fund fees waived and expenses paid pursuant to this contractual agreement, provided that such repayment would not cause a Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount.

At December 31, 2019, the Funds’ expiration of reimbursements subject to recoupment is as follows:

		Yacktman	Yacktman
Expiration	Yacktman	Focused	Special
Period	Focused	Selection Only	Opportunities
Less than 1 year	—	$32,271	$77,255
1-2 years	—	117,191	70,560
2-3 years	$99,833	80,812	81,819

Total	$99,833	$230,274	$229,634

The Investment Manager has agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it has received from JPMorgan Distribution Services, Inc., with respect to direct investments in the JPMorgan U.S. Government Money Market Fund, IM Capital Shares by Yacktman Fund and Yacktman Focused. For the fiscal year ended December 31, 2019, the investment management fees for Yacktman Fund and Yacktman Focused were reduced by $671,886 and $305,727, respectively, or 0.01% of average net assets.

The Trust, on behalf of the Funds, has entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Funds’ operations, including administration and shareholder services to each Fund. Each Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

For Class N of Yacktman Focused and Yacktman Focused Selection Only and for Class I of Yacktman Fund and Yacktman Special Opportunities, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Class N shares of Yacktman Focused and Yacktman Focused Selection Only and Class I shares of Yacktman Fund and Yacktman Special Opportunities may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the fiscal year ended December 31, 2019, were as follows:

	Maximum Annual	Actual
	Amount	Amount
Fund	Approved	Incurred
Yacktman Fund
Class I	0.20%	0.09%
Yacktman Focused
Class N	0.20%	0.19%
Yacktman Focused Selection Only
Class N	0.20%	0.04%
Yacktman Special Opportunities
Class I	0.10%	0.10%

The Board provides supervision of the affairs of the Trust and other trusts within the AMG Funds family. The Trustees of the Trust who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the fiscal year ended December 31, 2019, Yacktman Fund lent a maximum of $18,993,588 for sixteen days earning interest of $15,960, Yacktman Focused lent a maximum of $26,745,146 for twenty-one days earning interest of $19,082, Yacktman Focused Selection Only lent a maximum of $3,646,601 for nine days earning interest of $1,486, and Yacktman Special Opportunities lent a maximum of $727,735 for two days earning interest of $113. The interest income amount is included in the Statement of Operations as interest income. At December 31, 2019, the Funds had no interfund loans outstanding.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended December 31, 2019, were as follows:

	Long Term Securities
Fund	Purchases	Sales
Yacktman Fund	$2,023,586,918	$2,014,107,452
Yacktman Focused	885,743,884	1,523,732,286

55

Notes to Financial Statements (continued)

	Long Term Securities
Fund	Purchases	Sales
Yacktman Focused Selection Only	$36,995,593	$16,472,012
Yacktman Special Opportunities	28,281,015	10,979,742

The Funds had no purchases or sales of U.S. Government Obligations during the fiscal year ended December 31, 2019.

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Program providing for the lending of securities to qualified borrowers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash, U.S. Treasury Obligations or U.S. Government Agency Obligations. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in separate omnibus accounts managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements for that cash collateral. Securities collateral is held in separate omnibus accounts managed by BNYM that cannot be sold or pledged. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

The value of securities loaned on positions held, cash collateral and securities collateral received at December 31, 2019, were as follows:

Fund	Securities Loaned	Cash Collateral Received	Securities Collateral Received	Total Collateral Received
Yacktman Fund	$234,124,093	$2,843,799	$234,450,560	$237,294,359
Yacktman Focused	79,636,152	80,923,385	—	80,923,385
Yacktman Special
Opportunities	1,022,982	—	1,038,179	1,038,179

The following table summarizes the securities received as collateral for securities lending at December 31, 2019:

Fund	Collateral Type	Coupon Range	Maturity Date Range
Yacktman Fund	U.S. Treasury Obligations	0.000%-8.500%	02/15/20-11/15/49
Yacktman Special Opportunities	U.S. Treasury Obligations	0.000%-8.500%	02/15/20-05/15/49

5. FOREIGN SECURITIES

The Funds invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. A Fund’s investments in emerging market countries are exposed to additional risks. A Fund’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Realized gains in certain countries may be subject to foreign taxes at the Fund level and the Fund would pay such foreign taxes at the appropriate rate for each jurisdiction.

6. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

7. DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why certain Funds use derivative instruments, the credit risk and how derivative instruments affect the Funds’ financial position, and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities, and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table at the end of the applicable Fund’s Schedule of Portfolio Investments. For the fiscal year ended December 31, 2019, the average quarterly balances of derivative financial instruments outstanding were as follows:

	Yacktman Focused	Yacktman Focused Selection Only
Options
Average value of option contracts written	$924,000	$17,160

8. OPTIONS

The Funds may purchase and write call options and put options on a variety of underlying securities and instruments, including, but not limited to, specific securities, securities indices, futures contracts and foreign currencies. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying security or instrument at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying security or instrument at the agreed-upon price during the option period. Options purchased are recorded as an asset, while options written (sold) are recorded as liabilities. When the Funds write options they bear the risk

56

Notes to Financial Statements (continued)

of an unfavorable change in the market value of the instrument underlying the written option. When an option expires, the premium (original option value) is realized as a gain if the option was written or as a loss if the option was purchased. When the exercise of an option results in a cash settlement, the difference between the premium and the settlement proceeds is recognized as realized gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss.

9. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

The following table is a summary of the Funds’ open Repurchase Agreements that are subject to a master netting agreement as of December 31, 2019:

		Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Offset Amount	Net Asset Balance	Collateral Received	Net Amount
Yacktman Fund
Cantor Fitzgerald Securities, Inc.	$1,000,000	—	$1,000,000	$1,000,000	—
Citadel Securities LLC	843,799	—	843,799	843,799	—
RBC Dominion Securities, Inc.	1,000,000	—	1,000,000	1,000,000	—

Total	$2,843,799	—	$2,843,799	$2,843,799	—

Yacktman Focused
Bank of America Securities, Inc.	$19,220,210	—	$19,220,210	$19,220,210	—
Citadel Securities LLC	12,805,634	—	12,805,634	12,805,634	—
Citigroup Global Markets, Inc.	19,220,210	—	19,220,210	19,220,210	—
RBC Dominion Securities, Inc.	19,220,210	—	19,220,210	19,220,210	—
State of Wisconsin Investment Board	10,457,121	—	10,457,121	10,457,121	—

Total	$80,923,385	—	$80,923,385	$80,923,385	—

10. SUBSEQUENT EVENTS

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require an additional disclosure in or adjustment of the Funds’ financial statements.

57

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS AND SHAREHOLDERS OF AMG YACKTMAN FUND, AMG YACKTMAN FOCUSED FUND, AMG YACKTMAN FOCUSED FUND – SECURITY SELECTION ONLY AND AMG YACKTMAN SPECIAL OPPORTUNITIES FUND

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of AMG Yacktman Fund, AMG Yacktman Focused Fund, AMG Yacktman Focused Fund – Security Selection Only and AMG Yacktman Special Opportunities Fund (four of the funds constituting AMG Funds, hereafter collectively referred to as the “Funds”) as of December 31, 2019, the related statements of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of each of their operations for the year ended December 31, 2019, the changes in each of their net assets for each of the two years ended December 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more investment companies in the AMG Funds Family since 1993.

58

Other Information

TAX INFORMATION

AMG Yacktman Fund, AMG Yacktman Focused Fund, AMG Yacktman Focused Fund - Security Selection Only and AMG Yacktman Special Opportunities Fund each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2019 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the calendar year.

In accordance with federal tax law, the following Fund elected to provide foreign taxes paid and the income sourced from foreign countries. Accordingly, the following Fund hereby makes the following designations regarding its period ended December 31, 2019:

AMG Yacktman Special Opportunities Fund

•	The total amount of taxes paid and income sourced from foreign countries was $80,162 and $1,040,022, respectively.

Pursuant to section 852 of the Internal Revenue Code, AMG Yacktman Fund, AMG Yacktman Focused Fund, AMG Yacktman Focused Fund - Security Selection Only and AMG Yacktman Special Opportunities Fund each hereby designates $623,969,203, $496,914,290, $310,860 and $2,508,433, respectively, as a capital gain distribution with respect to the taxable year ended December 31, 2019, or if subsequently determined to be different, the net capital gains of such year.

59

AMG Funds Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2012 • Oversees 49 Funds in Fund Complex	Bruce B. Bingham, 71 Partner, Hamilton Partners (real estate development firm) (1987-Present); Director of The Yacktman Funds (2000-2012).

• Trustee since 1999 • Oversees 49 Funds in Fund Complex

Edward J. Kaier, 74

Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (2002-2019); Trustee of Third Avenue Variable Trust (2002-2019).

• Trustee since 2013 • Oversees 52 Funds in Fund Complex

Kurt A. Keilhacker, 56

Managing Partner, TechFund Capital (1997-Present); Managing Partner, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Partner, Elementum Ventures (2013-Present); Director, MetricStory, Inc. (2017-Present); Trustee, Wheaton College (2018-Present); Trustee, Gordon College (2001-2016).

• Trustee since 2000 • Oversees 49 Funds in Fund Complex

Steven J. Paggioli, 69

Independent Consultant (2002-Present); Trustee, Professionally Managed Portfolios (28 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Muzinich BDC, Inc. (business development company) (2019-Present); Independent Director, Chase Investment Counsel (2008–2019); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001).

• Trustee since 2013 • Oversees 49 Funds in Fund Complex	Richard F. Powers III, 73 Adjunct Professor, U.S. Naval War College (2016-Present); Adjunct Professor, Boston College (2010-2013); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Independent Chairman • Trustee since 2000 • Oversees 52Funds in Fund Complex

Eric Rakowski, 61

Professor of Law, University of California at Berkeley School of Law - Boalt Hall (1990-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Trustee of Third Avenue Trust (2002-2019); Trustee of Third Avenue Variable Trust (2002-2019).

• Trustee since 2013 • Oversees 52 Funds in Fund Complex

Victoria L. Sassine, 54

Adjunct Professor, Babson College (2007–Present); Director, Board of Directors, PRG Group (2017-Present); CEO, Founder, Scale Smarter Partners, LLC (2018-Present); Chairperson, Board of Directors, Business Management Associates (2018-Present).

• Trustee since 2004 • Oversees 49 Funds in Fund Complex

Thomas R. Schneeweis, 72

Professor Emeritus, University of Massachusetts (2013-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Co-Owner, Quantitative Investment Technologies (2014-Present); Director of Research, Yes Wealth Management (2018-Present); Partner, S Capital Wealth Advisors (2015-2018); Partner, S Capital Management, LLC (2007-2015); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013).

60

AMG Funds Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2011 • Oversees 52 Funds in Fund Complex

Christine C. Carsman, 67

Senior Policy Advisor, Affiliated Managers Group, Inc. (2019-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2017-2018); Director (2010-2018) and Chair of the Board of Directors (2015-2018), AMG Funds plc; Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-2016); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years

• President since 2018 • Principal Executive Officer since 2018 • Chief Executive Officer since 2018 • Chief Operating Officer since 2007

Keitha L. Kinne, 61

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); President and Principal, AMG Distributors, Inc. (2018-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); President, Chief Executive Officer and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2018-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President and Principal, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015 • Chief Legal Officer since 2015

Mark J. Duggan, 54

Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2017 • Treasurer since 2017 • Principal Financial Officer since 2017 • Principal Accounting Officer since 2017

Thomas G. Disbrow, 53

Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director - Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director - Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).

• Deputy Treasurer since 2017

John A. Starace, 49

Director, Mutual Fund Accounting, AMG Funds LLC (2017-Present); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP.

• Chief Compliance Officer since 2019

Patrick J. Spellman, 45

Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present) Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-2019); Anti-Money Laundering Officer, AMG Funds IV, (2016-2019); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016

Maureen A. Meredith, 34

Vice President, Counsel, AMG Funds LLC (2019-Present); Director, Counsel, AMG Funds LLC (2017-2018); Vice President, Counsel, AMG Funds LLC (2015-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

• Anti-Money Laundering Compliance Officer since 2019

Hector D. Roman, 42

Director, Legal and Compliance, AMG Funds LLC (2020-Present); Manager, Legal and Compliance, AMG Funds LLC (2017-2019); Director of Compliance, Morgan Stanley Investment Management (2015-2017); Senior Advisory, PricewaterhouseCoopers LLP (2014-2015); Risk Manager, Barclays Investment Bank (2008-2014); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present).

61

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road, Suite 300 Greenwich, CT 06830

800.548.4539

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300 Greenwich, CT 06830

800.548.4539

SUBADVISER

Yacktman Asset Management LP

6300 Bridgepoint Parkway

Building One, Suite 500

Austin, TX 78730

CUSTODIAN

The Bank of New York Mellon

111 Sanders Creek Parkway

East Syracuse, NY 13057

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

800.548.4539

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.548.4539. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at amgfunds.com. A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.548.4539, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding the Funds’ proxy voting record for the 12-month period ended June 30, call 800.548.4539 or visit the SEC website at sec.gov. The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT, which has replaced Form N-Q. The Funds’ portfolio holdings on Form N-PORT are available on the SEC’s website at sec.gov. To review a complete list of the Funds’ portfolio holdings, or to view the most recent semiannual report or annual report, please visit amgfunds.com.

amgfunds.com	65

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG FQ Tax-Managed U.S. Equity AMG FQ Long-Short Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Co., LLC

AMG GW&K Small Cap Core AMG GW&K Small/Mid Cap

AMG GW&K Trilogy Emerging Markets Equity AMG GW&K Trilogy Emerging Wealth Equity

GW&K Investment Management, LLC

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value AMG River Road Dividend All Cap Value II AMG River Road Focused Absolute Value AMG River Road Long-Short AMG River Road Small-Mid Cap Value AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG SouthernSun Small Cap AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG TimesSquare Emerging Markets Small Cap AMG TimesSquare Global Small Cap AMG TimesSquare International Small Cap AMG TimesSquare Mid Cap Growth AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Focused Fund - Security Selection Only

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond ESG

AMG GW&K Enhanced Core Bond ESG AMG GW&K Municipal Bond AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Advisors Mid Cap Growth AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Emerging Companies AMG Managers Cadence Mid Cap

Cadence Capital Management LLC

AMG Managers CenterSquare Real Estate

CenterSquare Investment Management LLC

AMG Managers Emerging Opportunities

WEDGE Capital Management L.L.P. Next Century Growth Investors LLC RBC Global Asset Management (U.S.) Inc.

AMG Managers Fairpointe ESG Equity AMG Managers Fairpointe Mid Cap

Fairpointe Capital LLC

AMG Managers LMCG Small Cap Growth

LMCG Investments, LLC

AMG Managers Montag & Caldwell Growth

Montag &Caldwell, LLC

AMG Managers Pictet International

Pictet Asset Management Limited

AMG Managers Silvercrest Small Cap

Silvercrest Asset Management Group LLC

AMG Managers Skyline Special Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P. Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P. Federated MDTA LLC

FIXED INCOME FUNDS

AMG Managers Doubleline Core Plus Bond

DoubleLine Capital LP

AMG Managers Global Income Opportunity AMG Managers Loomis Sayles Bond

Loomis, Sayles & Company, L.P.

amgfunds.com |	123119	AR071

ANNUAL REPORT

AMG Funds

December 31, 2019

AMG GW&K Enhanced Core Bond ESG Fund
(formerly AMG GW&K Enhanced Core Bond Fund)
Class N: MFDAX	Class I: MFDSX	Class Z: MFDYX

AMG GW&K Municipal Bond Fund
Class N: GWMTX	Class I: GWMIX

AMG GW&K Municipal Enhanced Yield Fund
Class N: GWMNX	Class I: GWMEX	Class Z: GWMZX

AMG GW&K Small Cap Core Fund
Class N: GWETX	Class I: GWEIX	Class Z: GWEZX

AMG GW&K Small/Mid Cap Fund
Class N: GWGVX	Class I: GWGIX	Class Z: GWGZX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website (https://www.amgfunds.com/resources/order_literature.html), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically at any time by contacting your financial intermediary or, if you invest directly with the Funds, by logging into your account at www.amgfunds.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1.800.548.4539 to inform the Funds that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds in the AMG Funds Family of Funds held in your account if you invest through your financial intermediary or all funds in the AMG Funds Family of Funds held with the fund complex if you invest directly with the Funds.

amgfunds.com	123119	AR019

AMG Funds Annual Report — December 31, 2019

TABLE OF CONTENTS	PAGE
LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS AND SCHEDULES OF PORTFOLIO INVESTMENTS

AMG GW&K Enhanced Core Bond ESG Fund	4

AMG GW&K Municipal Bond Fund	13

AMG GW&K Municipal Enhanced Yield Fund	21

AMG GW&K Small Cap Core Fund	29

AMG GW&K Small/Mid Cap Fund	35

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	40

Balance sheets, net asset value (NAV) per share computations and cumulative distributable earnings (loss)

Statement of Operations	42

Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	43

Detail of changes in assets for the past two fiscal years

Financial Highlights	45

Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	59

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	68

OTHER INFORMATION	69

TRUSTEES AND OFFICERS	70

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds Family of Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

The U.S. bull market celebrated its 10-year anniversary during the fiscal year ended December 31, 2019, as stocks proved resilient in the face of global economic weakness, rising geopolitical tensions, and the ongoing trade war. After a painful selloff in late 2018, a dovish pivot from global central banks rescued investors and fueled a strong rebound early in 2019. The rally picked up steam in the final months of the year, as trade tensions eased when the U.S. and China agreed to a limited “phase one” deal in December following months of tense back-and-forth negotiations. The yield curve, which had inverted earlier in the year and raised investor anxiety given its track record for predicting an impending recession, was no longer inverted by year-end as the U.S. Federal Reserve (the Fed) cut short-term rates. Worries over a near-term recession lifted while the yield curve steepened and trade developments improved, leading to a wave of investor confidence and strong equity returns, with the S&P 500® Index returning 31.49%. International equities were also resistant to pressures facing the global economy and generated a 21.51% return as measured by the MSCI All Country World ex USA Index.

In total, all eleven sectors of the S&P 500® Index were strongly positive during the prior twelve months, each producing double-digit returns. The higher growth information technology sector led the way with a 50.31% return while the communication services and financial sectors followed closely behind. Energy was the worst performing sector during the fiscal year, yet still produced a very respectable 11.81% return. Growth stocks outperformed Value stocks for the full fiscal year with returns of 36.39% and 26.54% for the Russell 1000® Growth and Russell 1000® Value Indexes, respectively. The cycle of U.S. outperformance over international equities continued but international developed and emerging markets still produced solid positive returns, with the MSCI EAFE and MSCI Emerging Markets Index returning 22.01% and 18.42%, respectively.

Interest rates fell dramatically over the fiscal year and led to strong returns for bond investors as the Fed shifted to a more dovish policy stance early in 2019 and eventually cut short-term rates three times during the year. The 10-year Treasury yield fell from its recent high of 3.24% last November to a low of 1.47% in early September and then edged slightly higher to finish the year at 1.92%. The plunge in long-term interest rates caused the yield curve to briefly invert with 2-year yields rising higher than the 10-year yields. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. bond market performance, ended the fiscal year with an 8.72% return. High yield bonds outperformed the broader bond market and returned 14.32% as measured by the return of the Bloomberg Barclays U.S. Corporate High Yield Bond Index. Municipal bonds also performed strongly with a 7.54% return for the Bloomberg Barclays Municipal Bond Index.

AMG Funds appreciates the privilege of providing investment tools to you and your clients. Our foremost goal is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. AMG Funds provides access to a distinctive array of actively managed return-oriented investment strategies. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Keitha Kinne

President

AMG Funds

Average Annual Total Returns		Periods ended December 31, 2019*
Stocks:		1 Year	3 Years	5 Years
Large Cap	(S&P 500® Index)	31.49%	15.27%	11.70%
Small Cap	(Russell 2000® Index)	25.52%	8.59%	8.23%
International	(MSCI All Country World ex USA Index)	21.51%	9.87%	5.51%

Bonds:
Investment Grade	(Bloomberg Barclays U.S. Aggregate Bond Index)	8.72%	4.03%	3.05%
High Yield	(Bloomberg Barclays U.S. Corporate High Yield Bond Index)	14.32%	6.37%	6.13%
Tax-exempt	(Bloomberg Barclays Municipal Bond Index)	7.54%	4.72%	3.53%
Treasury Bills	(ICE BofAML U.S. 6-Month Treasury Bill Index)	2.57%	1.81%	1.26%

*	Source: FactSet. Past performance is no guarantee of future results.

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2019	Expense Ratio for the Period	Beginning Account Value 07/01/19	Ending Account Value 12/31/19	Expenses Paid During the Period*
AMG GW&K Enhanced Core Bond ESG Fund
Based on Actual Fund Return
Class N	0.73%	$1,000	$1,027	$3.73
Class I	0.55%	$1,000	$1,028	$2.81
Class Z	0.48%	$1,000	$1,028	$2.45

Based on Hypothetical 5% Annual Return
Class N	0.73%	$1,000	$1,022	$3.72
Class I	0.55%	$1,000	$1,022	$2.80
Class Z	0.48%	$1,000	$1,023	$2.45
AMG GW&K Municipal Bond Fund
Based on Actual Fund Return
Class N	0.71%	$1,000	$1,018	$3.61
Class I	0.39%	$1,000	$1,019	$1.98

Based on Hypothetical 5% Annual Return
Class N	0.71%	$1,000	$1,022	$3.62
Class I	0.39%	$1,000	$1,023	$1.99
AMG GW&K Municipal Enhanced Yield Fund
Based on Actual Fund Return
Class N	0.99%	$1,000	$1,030	$5.07
Class I	0.64%	$1,000	$1,032	$3.28
Class Z	0.59%	$1,000	$1,032	$3.02

Based on Hypothetical 5% Annual Return
Class N	0.99%	$1,000	$1,020	$5.04
Class I	0.64%	$1,000	$1,022	$3.26
Class Z	0.59%	$1,000	$1,022	$3.01

Six Months Ended December 31, 2019	Expense Ratio for the Period	Beginning Account Value 07/01/19	Ending Account Value 12/31/19	Expenses Paid During the Period*
AMG GW&K Small Cap Core Fund
Based on Actual Fund Return
Class N	1.30%	$1,000	$1,097	$6.87
Class I	0.95%	$1,000	$1,099	$5.03
Class Z	0.90%	$1,000	$1,099	$4.76

Based on Hypothetical 5% Annual Return
Class N	1.30%	$1,000	$1,019	$6.61
Class I	0.95%	$1,000	$1,020	$4.84
Class Z	0.90%	$1,000	$1,021	$4.58
AMG GW&K Small/Mid Cap Fund
Based on Actual Fund Return
Class N	1.10%	$1,000	$1,080	$5.77
Class I	0.95%	$1,000	$1,081	$4.98
Class Z	0.85%	$1,000	$1,081	$4.46

Based on Hypothetical 5% Annual Return
Class N	1.10%	$1,000	$1,020	$5.60
Class I	0.95%	$1,000	$1,020	$4.84
Class Z	0.85%	$1,000	$1,021	$4.33

*

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

3

AMG GW&K Enhanced Core Bond ESG Fund Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

AMG GW&K Enhanced Core Bond ESG Fund (Class N shares) (the “Fund”) returned 10.35% for the year ended December 31, 2019, compared to the return of 8.72% for the Bloomberg Barclays U.S. Aggregate Bond Index (the Index).

OVERVIEW

On May 1, 2019, the AMG GW&K Enhanced Core Bond Fund changed its name to the AMG GW&K Enhanced Core Bond ESG Fund (the “Fund”). While the Fund’s overall investment process remains the same, the Fund transitioned to having an environmental, social, and governance (ESG) mandate.

GW&K Investment Management, LLC (“GW&K”) believes that responsible corporate behavior with respect to ESG factors can lead to positive and sustainable long-term financial performance and aligns with our pursuit of quality investments. GW&K has been incorporating ESG factors into our equity and fixed income analysis process for several years, and as a signatory of the U.N. Principles for Responsible Investment, we are committed to incorporating the assessment of ESG issues into our fundamental research process. We believe ESG investing adds value to our investment process by improving our assessment of risk and enhancing our ability to identify high quality credits; aids our up-in-quality bias by improving identification of credits with less long-term volatility; limits our exposure to credit ratings downgrades and negative events that are difficult to quantify; and deepens our fundamental credit analysis, which leads to better outcomes by providing a more nuanced and complete picture.

ESG considerations have long informed our process. We focus on business and credit fundamentals, relative valuation, and technical considerations. We believe ESG factors are important considerations in analyzing a company’s business and financial policy, highlight non-financial risks that can significantly affect a company’s financial health over the long term, and just as with credit risks, investors require additional compensation for ESG risks, leading to potential inefficiencies in valuation.

MARKET OVERVIEW

Fixed income markets started 2019 on a strong note, helped by the unusual combination of a sharp rally in rates and a significant tightening in spreads. The U.S. Federal Reserve’s (the “Fed”) reduced growth outlook and dovish posture were the major drivers of the yield curve’s downward shift, reflecting softening

U.S. economic data and renewed growth concerns out of Europe and China. Risk assets proved to be largely immune to these worries, benefiting instead from a fierce snap back in sentiment following a brutal fourth quarter. Corporates were also helped by a better-than-expected earnings season and a favorable technical backdrop. The rising tension between these competing risk-on/risk-off narratives underscores the high degree of investor uncertainty as the cycle continues to age, and we viewed volatility as likely to remain elevated until a clearer picture of the economy emerges.

Having benefited from a second straight quarter of lower rates and tighter spreads, fixed income markets posted their strongest first-half returns in almost 25 years through June. Escalating trade rhetoric, decelerating industrial activity, and rising geopolitical tensions stoked concerns of a worldwide recession and drove a global flight to safety. In response, central banks around the world made clear their willingness to move forward with caution—if not provide outright stimulus as conditions warrant. In the U.S., this shift resulted in a massive collapse of the yield curve, driven by the perception that the Federal Open Market Committee (FOMC) had capitulated by removing the word “patient” from its post-meeting statement. This move had the perverse effect of both validating the risk aversion that drove the rally in rates and emboldening investors in risky assets, who promptly sent equities back to record highs.

Fixed income markets endured a volatile third quarter amid the tumult of the trade war, mounting evidence of a global slowdown, and an increase in political tensions in the U.S. and abroad. Trade negotiations between the U.S. and China were the primary cause of uncertainty, as rhetoric escalated dramatically before calming in the closing days on hopes that tensions might be easing. This turmoil coincided with further signs of deterioration out of Europe, where both Germany and the U.K. posted negative Gross Domestic Product (GDP) readings. Against this already challenging backdrop, several other narratives weighed on investor sentiment: Saudi Arabia sustained an attack on its crude infrastructure, the overnight funding market required emergency intervention from the Fed, and talks of an impeachment inquiry began to gain traction.

The fourth quarter saw a sharp turn in sentiment across fixed income markets that led to a selloff in interest rates and further tightening in credit spreads. The primary catalyst for the reversal was the completion of a “phase one” trade agreement between the U.S. and China, though positive signs from the labor market and evidence of stability in global manufacturing lifted sentiment as well. Additionally, the Fed made it clear that tightening was effectively out of the question until the committee sees meaningful evidence of inflation, suggesting monetary policy is likely to remain accommodative indefinitely. By year end, worries of a trade war-inspired global slowdown or a central bank-induced liquidity crisis had been replaced with talk of green shoots, inflection points, and the recession that never was.

FUND REVIEW

The Fund’s overweight to investment grade corporates, which performed stronger than other bond sectors within the Index, was a significant contributor to performance. For the one-year period ending December 2019, interest rates decreased, and the investment grade corporate sector outperformed due to its longer duration and 60 basis points of spread tightening. Positive security selection within investment grade corporates also contributed to performance during the one-year period. Corporate selection in the consumer non-cyclical and banking sectors were notable positives, while selection in communications and finance companies detracted. The Fund’s out-of-benchmark allocation to high yield also added to returns, as the sector outperformed on the back of 190 basis points of spread narrowing. Treasuries were modest underperformers versus the Index, thus our underweight was helpful. We had a modest overweight to mortgage-backed securities and commercial mortgage-backed securities, and with both segments lagging the Index somewhat, the allocation effect was moderately negative. Overall security selection in the mortgage space was positive. We overweighed taxable municipal bonds, a sector that benefited due to the decrease in rates and a contraction in spreads, although security selection within the space was neutral. The Fund’s overall yield curve positioning added to performance with the Fund’s slightly longer duration in the falling rate environment and modest underweight to the long end, where yields fell the least.

OUTLOOK

Even though rates have rebounded solidly from their September lows and the yield curve has regained a healthy steepness, we continue to see room for rates—particularly at the long end—to drift higher. An extended period of accommodation from the Fed seems likely, given subdued inflationary pressure and the signaling that policy is in a “good place.”

4

AMG GW&K Enhanced Core Bond ESG Fund Portfolio Manager’s Comments (continued)

Major geopolitical overhangs have lifted, at least temporarily, and the recent drag from the trade war should abate and put the economy on sturdier footing in 2020. We recognize that pockets of uncertainty remain, but recent trends seem likely to continue. While our Strategies’ durations are essentially neutral to their benchmarks, we are expressing our view of rates by favoring intermediate maturities to capture the carry and roll.

We continue to see value in spread product. In addition to the relief we expect across the economy from the signing of a phase one trade deal, our outlook for corporate profits is constructive and we believe credit offers an attractive alternative to Treasuries. We acknowledge that spreads have tightened significantly in recent months and sit just wide of cycle tights, so we are being opportunistic in shifting toward less-cyclical and higher-quality names. We also see notable value in the mortgage space, where recent refinancing worries have caused a defensive shift toward specified pools, giving us an opportunity to move into some lower pay-up, less-seasoned cohorts.

This commentary reflects the viewpoints of GW&K Investment Management, LLC and is not intended as a forecast or guarantee of future results.

5

AMG GW&K Enhanced Core Bond ESG Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Enhanced Core Bond ESG Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG GW&K Enhanced Core Bond ESG Fund’s Class N shares on December 31, 2009, to a $10,000 investment made in the Bloomberg Barclays U.S. Aggregate Bond Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Enhanced Core Bond ESG Fund and the Bloomberg Barclays U.S. Aggregate Bond Index for the same time periods ended December 31, 2019.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
AMG GW&K Enhanced Core Bond ESG Fund2, [3,4,5,6,7,8]
Class N	10.35%	2.37%	4.13%	5.31%	01/02/97
Class I	10.51%	2.54%	—	2.70%	11/30/12
Class Z	10.59%	2.62%	4.39%	5.69%	01/02/97

Bloomberg Barclays U.S. Aggregate Bond Index[9]	8.72%	3.05%	3.75%	5.14%	01/02/97	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2019. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]

The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[4]	To the extent that the Fund invests in asset-backed or mortgage-backed securities, its exposure to prepayment and extension risks may be greater than investments in other fixed income securities.
[5]

High-yield bonds (also known as “junk bonds”) may be subject to greater levels of interest rate, credit, and liquidity risk than investments in higher rated securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The issuers of the Fund’s holdings may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers.

[6]

Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[7]

Obligations of certain government agencies are not backed by the full faith and credit of the U.S. government. If one of these agencies defaulted on a loan, there is no guarantee that the U.S. government would provide financial support. Additionally, debt securities of the U.S. government may be affected by changing interest rates and subject to prepayment risk.

6

AMG GW&K Enhanced Core Bond ESG Fund Portfolio Manager’s Comments (continued)

[8]

Applying the Fund’s ESG investment criteria may result in the selection or exclusion of securities of certain issuers for reasons other than performance, and the Fund may underperform funds that do not utilize an ESG investment strategy. The application of this strategy may affect the Fund’s exposure to certain companies, sectors, regions, countries or types of investments, which could negatively impact the Fund’s performance depending on whether such investments are in or out of favor. Applying ESG criteria to investment decisions is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by the Subadviser or any judgment exercised by the Subadviser will reflect the beliefs or values of any particular investor.

[9]

The Bloomberg Barclays U.S. Aggregate Bond Index is an index of the U.S. investment-grade fixed-rate bond market, including both government and corporate bonds. Unlike the Fund, the Bloomberg Barclays U.S. Aggregate Bond Index is unmanaged, is not available for investment and does not incur expenses.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or

Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith

Not FDIC insured, nor bank guaranteed. May lose value.

7

AMG GW&K Enhanced Core Bond ESG Fund Fund Snapshots (unaudited) December 31, 2019

PORTFOLIO BREAKDOWN
Category	% of Net Assets
Corporate Bonds and Notes	49.5
U.S. Government and Agency Obligations	41.5
Municipal Bonds	7.8
Short-Term Investments	3.9
Other Assets Less Liabilities	(2.7)

Rating	% of Market Value[1]
U.S. Government and Agency Obligations	42.0
Aaa/AAA	0.5
Aa/AA	11.5
A	13.6
Baa/BBB	19.5
Ba/BB	12.9

[1]	Includes market value of long-term fixed-income securities only.

TOP TEN HOLDINGS
Security Name	% of Net Assets
FNMA, 4.000%, 10/01/43	7.2
FNMA, 4.500%, 04/01/41	5.2
United States Treasury Bonds, 4.500%, 02/15/36	3.8
FHLMC Gold Pool, 5.000%, 10/01/36	3.2
FNMA, 4.000%, 12/01/33	2.7
FNMA, 3.500%, 11/01/42	2.5
FNMA, 4.500%, 05/01/39	2.4
California State General Obligation, School Improvements, 7.550%, 04/01/39	2.1
FHLMC Multifamily Structured Pass Through Certificates, Series K071, Class A2, 3.286%, 11/25/27	1.9
FNMA, 3.500%, 03/01/46	1.7

Top Ten as a Group	32.7

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

8

AMG GW&K Enhanced Core Bond ESG Fund Schedule of Portfolio Investments December 31, 2019

	Principal Amount	Value
Corporate Bonds and Notes - 49.5%
Financials - 16.3%
Aircastle, Ltd. 5.000%, 04/01/23	$301,000	$322,133
Ally Financial, Inc. 8.000%, 11/01/31	237,000	329,418
American Tower Corp. 4.400%, 02/15/26	302,000	329,805
Boston Properties, LP 3.400%, 06/21/29	313,000	327,454
CIT Group, Inc. 6.125%, 03/09/28	280,000	331,197
Crown Castle International Corp. 4.300%, 02/15/29[1]	300,000	332,797
CyrusOne LP / CyrusOne Finance Corp. 3.450%, 11/15/29	327,000	328,501
Equinix, Inc. 3.200%, 11/18/29	325,000	326,810
The Goldman Sachs Group, Inc. 3.500%, 11/16/26	474,000	499,230
Host Hotels & Resorts, LP Series C 4.750%, 03/01/23	298,000	318,296
Iron Mountain US Holdings, Inc. 5.375%, 06/01/26[2]	161,000	168,703
JPMorgan Chase & Co. 2.950%, 10/01/26	314,000	323,865
MGM Resorts International 7.750%, 03/15/22	293,000	328,315
Morgan Stanley, GMTN (3 month LIBOR + 1.628%) 4.431%, 01/23/30[3]	441,000	499,182
National Rural Utilities Cooperative Finance Corp., MTN 3.250%, 11/01/25	310,000	327,332
Visa, Inc. 4.300%, 12/14/45	289,000	355,768
Total Financials		5,448,806
Industrials - 32.2%
The ADT Security Corp. 6.250%, 10/15/21	149,000	157,466
Advocate Health & Hospitals Corp. 3.829%, 08/15/28	300,000	326,474
AECOM 5.875%, 10/15/24	294,000	325,980
AT&T, Inc. 4.250%, 03/01/27	304,000	334,170
Ball Corp. 4.875%, 03/15/26	152,000	165,201

	Principal Amount	Value
CDW LLC / CDW Finance Corp.
5.000%, 09/01/25	$25,000	$26,177
5.500%, 12/01/24[1]	276,000	306,936
Charter Communications Operating LLC / Charter Communications Operating Capital 4.908%, 07/23/25	299,000	329,492
Cheniere Corpus Christi Holdings LLC 5.125%, 06/30/27[1]	300,000	332,109
Comcast Corp. 4.150%, 10/15/28	436,000	491,479
CommonSpirit Health 3.347%, 10/01/29	327,000	329,658
Crown Americas LLC / Crown Americas Capital Corp. IV 4.500%, 01/15/23	238,000	250,790
Crown Americas LLC / Crown Americas Capital Corp. V 4.250%, 09/30/26	77,000	80,973
CVS Health Corp. 5.125%, 07/20/45	280,000	332,692
Dell, Inc. 7.100%, 04/15/28[1]	135,000	161,372
Elanco Animal Health, Inc. 4.900%, 08/28/28	305,000	332,172
Fidelity National Information Services, Inc. Series 10Y 4.250%, 05/15/28	298,000	334,304
The George Washington University Series 2018 4.126%, 09/15/48	461,000	532,918
HCA, Inc. 5.375%, 02/01/25	297,000	329,051
Hilton Domestic Operating Co, Inc. 4.250%, 09/01/24	317,000	323,868
Kaiser Foundation Hospitals 3.150%, 05/01/27	319,000	333,513
Kinder Morgan, Inc. 4.300%, 03/01/28	300,000	327,390
Lennar Corp. 4.750%, 05/30/25	154,000	165,871
McDonald’s Corp., MTN 3.700%, 01/30/26	302,000	326,111
Microsoft Corp. 3.750%, 02/12/45	146,000	166,285
Murphy Oil USA, Inc. 5.625%, 05/01/27	150,000	161,302
Netflix, Inc. 4.375%, 11/15/26	155,000	159,162
Newell Brands, Inc. 4.200%, 04/01/26[4]	318,000	331,859

The accompanying notes are an integral part of these financial statements.

9

AMG GW&K Enhanced Core Bond ESG Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials - 32.2% (continued)
Nokia Oyj (Finland) 4.375%, 06/12/27	$162,000	$169,185
Northrop Grumman Corp. 3.200%, 02/01/27	327,000	340,613
NuStar Logistics, LP 6.750%, 02/01/21	157,000	163,343
Parker-Hannifin Corp. 3.250%, 06/14/29	318,000	332,893
PulteGroup, Inc.
5.000%, 01/15/27	147,000	160,424
5.500%, 03/01/26	145,000	162,374
RELX Capital, Inc. 4.000%, 03/18/29	305,000	331,558
T-Mobile USA, Inc., Contingent Value Bond 0.000%, *,5,6	207,000	0
Toll Brothers Finance Corp. 4.375%, 04/15/23	154,000	161,379
Twitter, Inc. 3.875%, 12/15/27[1,2]	165,000	165,327
United Rentals North America, Inc. 6.500%, 12/15/26	150,000	165,137
Verizon Communications, Inc. 3.875%, 02/08/29	297,000	327,897
Waste Management, Inc. 3.450%, 06/15/29	306,000	327,985
WESCO Distribution, Inc. 5.375%, 06/15/24[1]	155,000	161,264
Total Industrials		10,744,154
Utilities - 1.0%
Northern States Power Co. 2.900%, 03/01/50	339,000	324,828
Total Corporate Bonds and Notes (Cost $15,887,334)		16,517,788
Municipal Bonds - 7.8%
California State General Obligation, School Improvements 7.550%, 04/01/39	430,000	690,563
County of Miami-Dade FL Aviation Revenue, Series C 4.280%, 10/01/41	460,000	492,862
JobsOhio Beverage System, Series B 3.985%, 01/01/29	295,000	320,520
JobsOhio Beverage System, Series B 4.532%, 01/01/35	5,000	5,866
Los Angeles Unified School District, School Improvements 5.750%, 07/01/34	370,000	474,285

	Principal Amount	Value
Metropolitan Transportation Authority, Transit Improvement 6.668%, 11/15/39	$220,000	$312,602
University of California, University & College Improvements, Series BD 3.349%, 07/01/29	305,000	324,825
Total Municipal Bonds (Cost $2,485,411)		2,621,523
U.S. Government and Agency Obligations - 41.5%
Fannie Mae - 25.6%
FNMA
3.000%, 06/01/34 to 03/01/47	741,159	762,233
3.500%, 11/01/42 to 03/01/46	1,315,730	1,387,589
4.000%, 12/01/33 to 10/01/43	3,091,362	3,296,038
4.500%, 05/01/39 to 04/01/41	2,573,485	2,790,499
5.000%, 11/01/43	255,661	281,860
Total Fannie Mae		8,518,219
Freddie Mac - 10.4%
FHLMC 2.500%, 10/01/34 to 11/01/34	576,049	583,649
FHLMC Gold Pool
3.000%, 01/01/43	352,866	363,882
3.500%, 02/01/30 to 05/01/44	477,066	500,214
5.000%, 10/01/36	953,030	1,051,622
FHLMC Multifamily Structured Pass Through Certificates
Series K071, Class A2 3.286%, 11/25/27	611,000	650,895
Series K076, Class A2 3.900%, 04/25/28	291,000	322,261
Total Freddie Mac		3,472,523
U.S. Treasury Obligations - 5.5%
United States Treasury Bonds
3.500%, 02/15/39	193,000	231,777
4.500%, 02/15/36	966,000	1,282,874
United States Treasury Notes 6.250%, 08/15/23	283,000	328,938
Total U.S. Treasury Obligations		1,843,589
Total U.S. Government and Agency Obligations (Cost $13,560,522)		13,834,331
Short-Term Investments - 3.9%
Joint Repurchase Agreements - 3.9%[7]
Citadel Securities LLC, dated 12/31/19, due 01/02/20, 1.600% total to be received $285,669 (collateralized by various U.S. Treasuries, 0.000% - 8.500%, 01/15/20 - 11/15/48, totaling $291,383)	285,644	285,644

The accompanying notes are an integral part of these financial statements.

10

AMG GW&K Enhanced Core Bond ESG Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Joint Repurchase Agreements - 3.9%[7] (continued)
RBC Dominion Securities, Inc., dated 12/31/19, due 01/02/20, 1.570% total to be received $1,000,087 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 6.500%, 06/30/21 -12/01/49, totaling $1,020,000)	$1,000,000	$1,000,000
Total Joint Repurchase Agreements		1,285,644

	Shares
Other Investment Companies - 0.0%#
Dreyfus Government Cash Management Fund, Institutional Shares, 1.51%[8]	3,831	3,831
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 1.55%[8]	3,830	3,830
JPMorgan U.S. Government Money Market Fund, IM Shares, 1.53%[8]	3,947	3,947
Total Other Investment Companies		11,608
Total Short-Term Investments (Cost $1,297,252)		1,297,252

Value
Total Investments - 102.7% (Cost $33,230,519)	$34,270,894
Other Assets, less Liabilities - (2.7)%	(909,822)
Net Assets - 100.0%	$33,361,072

*	Non-income producing security.
#	Less than 0.005%.
[1]

Some of these securities, amounting to $1,399,391 or 4.2% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2019, the value of these securities amounted to $334,030 or 1.0% of net assets.

[3]

Variable rate security. The rate shown is based on the latest available information as of December 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

[4]	Step Bond: A debt instrument with either deferred interest payments or an interest rate that resets at specific times during its term.
[5]	Escrow shares
[6]	Security’s value was determined by using significant unobservable inputs.
[7]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.
[8]	Yield shown represents the December 31, 2019, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

FHLMC Freddie Mac

FNMA   Fannie Mae

GMTN   Global Medium-Term Notes

LIBOR   London Interbank Offered Rate

MTN      Medium-Term Note

The accompanying notes are an integral part of these financial statements.

11

AMG GW&K Enhanced Core Bond ESG Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2019:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Corporate Bonds and Notes
Industrials	—	$10,744,154	$0	$10,744,154
Financials	—	5,448,806	—	5,448,806
Utilities	—	324,828	—	324,828
Municipal Bonds†	—	2,621,523	—	2,621,523
U.S. Government and Agency Obligations†	—	13,834,331	—	13,834,331
Short-Term Investments
Joint Repurchase Agreements	—	1,285,644	—	1,285,644
Other Investment Companies	$11,608	—	—	11,608

Total Investments in Securities	$11,608	$34,259,286	$0	$34,270,894

†

All municipal bonds, and U.S. government and agency obligations held in the Fund are Level 2 securities. For a detailed breakout of municipal bonds, and U.S. government and agency obligations by major industry or agency classification, please refer to the Fund’s Schedule of Portfolio Investments.

At December 31, 2019, the Level 3 corporate bond was received as a result of a corporate action on June 12, 2019. The security’s value was determined by using significant unobservable inputs.

For the fiscal year ended December 31, 2019, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

12

AMG GW&K Municipal Bond Fund Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the year ended December 31, 2019, AMG GW&K Municipal Bond Fund (Class N shares) (the “Fund”) returned 7.29%, underperforming its benchmark, the Bloomberg Barclays 10-Year Municipal Bond Index (the “Index”), which returned 7.70%.

Municipal bonds began 2019 by posting their best quarterly return in five years, driven by a drop in global interest rates and a surge in demand for tax-exempt income. A striking about-face in monetary policy helped risk sentiment recover from an ugly fourth quarter. Bond yields stayed in a narrow range, held in check by muted inflation and lingering concerns over global growth. By the time the U.S. Federal Reserve (the “Fed”) actually followed through on their promises, at the March Federal Open Market Committee (FOMC) meeting, economic uncertainty had deepened overseas. Municipal bonds did not just ride the momentum in Treasuries, they outperformed across the curve. Demand for bonds proved voracious as money poured into the space. Retail investors led the way, spurred on by the performance rebound from the fourth quarter and the heightened value of the tax-exemption in a new world of fewer available deductions. The shift by the Fed supplied the final incentive. Retail investors tend to (falsely) equate hikes in the Fed funds rate with rising rates throughout the curve. When policymakers hit the pause button, all lights were flashing green. Mutual fund inflows, a reliable indicator of retail sentiment, surged to $22 billion, the fastest start to a year on record. Even the month of March could not put a dent in the rally. In most years, March brings seasonal weakness, as elevated supply typically coincides with selling pressure from investors needing to pay tax bills. This year, however, supply came in below its five-year average, still held back from the recent elimination of advanced refunding transactions. And instead of selling, investors stampeded into the market looking to accumulate one of the few remaining high-quality tax havens.

Municipal bonds posted impressive gains in the second quarter, helped along by a powerful rally in Treasuries. Slowing economic activity, unresolved trade tensions and stubbornly low inflation measures all fueled concerns over global growth and pushed investors toward the relative safety of bonds. As the quarter progressed, the Treasury market started flashing an ominous warning sign: the yield on the 10-year note dropped below the rate on short-term bills, an inversion that has preceded every recession for the past 60 years. The

Fed came under increasing pressure to act. At the June FOMC meeting, the Fed essentially capitulated, dropping its prior commitment to “be patient” and signaling a willingness to ease policy in the face of increasing threats to an expansion that just became the longest on record. By the end of June, the yield on the two-year Treasury had fallen over half a percentage point, its largest quarterly drop since the financial crisis. Yields on longer maturities declined as well, though not by quite the same magnitude, which had the effect of steepening the curve over the quarter. Municipal bonds started the quarter on a tear, outperforming Treasuries as money continued to pour into the market. Industry mutual funds took in another $20 billion of cash, setting a new record for first half inflows at nearly $44 billion. Meanwhile, supply remained constrained, leading to a scramble for bonds and an almost indiscriminate reach for yield. By mid-May, the 10-year municipal/Treasury ratio had fallen to 71%, within a whisker of its all-time low. But as the Treasury market continued to surge, municipal bonds simply could not keep up. In June, just as rate fatigue started to creep in, new issue volume began to perk up and investors became much more selective with purchases. Deals that would have been heavily oversubscribed earlier in the quarter suddenly saw mixed demand resulting in more leftover balances or dealer concessions to clear the market. By the end of the quarter, ratios had rebounded to more reasonable levels with the 10-year finishing back above 80% and the 30-year again topping 90%.

The third quarter provided another round of impressive gains for municipal bonds, fueled once again by a sharp rally in the Treasury market. July started innocuously enough with interest rates generally muddling along ahead of the Fed’s first rate cut in a decade. In August, however, yields plummeted in response to a dramatic escalation in the trade war between the U.S. and China. Before the month was out, the yield on the 30-year Treasury slid to a record low while the amount of global debt trading at negative yields climbed to $17 trillion. As the trade war continued to simmer, central banks took action. The European Central Bank lowered deposit rates and relaunched an asset purchase program. The Fed cut rates a second time in September and signaled a willingness to do more if the economy wavered. Growth fears began to subside and interest rates retraced some of their prior fall. The yield on the 10-year Treasury, which began the quarter at 2.01% and touched a low of 1.43% amid the worst of the turmoil, finished September at 1.67%, which is down over 100 basis points from the start of the year. Tax-exempt rates likewise plummeted over the first two months of the quarter. By the end of August, the yield on the 10-year municipal fell to 1.21%, breaking through the previous all-time low of 1.26% set back in the summer of 2016. Municipal bonds actually outperformed Treasuries in the initial part of the rally with record amounts of cash pouring into the space and overwhelming a supply calendar that proved insufficient to satisfy demand. Relative value metrics, expressed as the ratio of tax-exempt yields to Treasury yields, dropped near all-time lows, with the 10-year ratio declining to 74% and short-end ratios bottoming at 57%. Interest rates were so low that municipalities found it economically viable to issue taxable debt to pre-refund existing tax-exempt securities. Eventually, however, yield fatigue set in and investors were less inclined to chase rates lower. A surge in issuance that started in August did not help matters and when global rates rebounded in the final third of the quarter, municipal bonds sold off hard. Yields finished the quarter well above their lows and relative value ratios moved back to historical averages.

Despite a sharp backup in Treasury yields, municipal bonds were able to post modest returns in the fourth quarter, locking in the strongest calendar year for returns since 2014. During the quarter, global sentiment seemed to hang on every word of the U.S.-China trade negotiations, rising on breakthroughs and declining when talks fell apart. Ultimately, animal spirits won out after the two nations agreed to a “phase one” deal in early December. Risk markets rallied and bonds suffered, a dynamic that was reinforced by a decisive U.K. election that finally offered clarity on Brexit. Strong employment numbers and corporate earnings beats added further fuel to the fire. Meanwhile, the Fed struck a dovish tone, setting a high bar for future rate hikes, making any increase contingent on a “significant” and “persistent” pickup in inflation. Relieved investors, increasingly confident in the economy and global backdrop, bid up stocks and sold safe-haven assets. By year end, equity markets had climbed to all-time highs while Treasuries gave up some of their strong year-to-date gains. For the quarter, the yield on the 10-year Treasury rose 25 basis points, but still finished 77 basis points lower than where it began the year. The outperformance of municipal bonds versus Treasuries was largely driven by heavy flows into the tax-exempt space. Industry mutual funds experienced $25 billion of net new cash during the quarter, pushing calendar year inflows over $90 billion, a new record high. The appetite for paper overwhelmed even the spike in supply. While new issue volume increased 50% over

13

AMG GW&K Municipal Bond Fund Portfolio Manager’s Comments (continued)

the fourth quarter of 2018, most of that was due to a surge in taxable deals. Issuing authorities, no longer able to advance refund outstanding debt with tax-exempt bonds (due to federal tax reform), issued taxable bonds instead, with record low rates making the deals economically viable. Tax-exempt supply was still up year over year, but only by 13%, no match for the deluge of inflows. The strong technical environment pushed municipal/Treasury ratios lower across the curve. For the quarter, 10-year municipal bonds were up only 2 basis points, barely denting the gains established by an 87 basis point drop for the year.

For the year, the Fund slightly underperformed the Index. Earlier in the year, a longer duration in the declining rate environment and the favorable timing of a yield curve extension benefited performance. However, the Fund underperformed due to its higher quality bias as credit spreads continued to tighten in 2019.

Looking ahead to 2020, the municipal bond market appears to be in good shape, both fundamentally and technically. States and municipalities have banked the revenue windfall of the past few years, building reserves back above their pre-recession highs. Conservative budgeting practices have been cited in a substantial number of upgrades in 2019, and barring a downturn, there’s little reason to believe that will change anytime soon. Meanwhile, even with the tremendous run of performance in 2019, demand for tax-exempt income should continue to be relentless, especially with the political uncertainty that will accompany the lead-up to November’s presidential election. On the supply side, the longer rates stay near these lows, the more taxable volume should eat into the amount of tax-exempt debt needed to be issued. This would only further support prices.

This commentary reflects the viewpoints of GW&K Investment Management, LLC and is not intended as a forecast or guarantee of future results.

14

AMG GW&K Municipal Bond Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Municipal Bond Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG GW&K Municipal Bond Fund’s Class N shares on December 31, 2009, to a $10,000 investment made in the Bloomberg Barclays 10-Year Municipal Bond Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Municipal Bond Fund and the Bloomberg Barclays 10-Year Municipal Bond Index for the same time periods ended December 31, 2019.

		Five
Average Annual Total Returns[1]	One Year	Years	Ten Years
AMG GW&K Municipal Bond Fund2, [3,4,5,6]
Class N	7.29%	2.90%	4.01%
Class I	7.58%	3.27%	4.42%

Bloomberg Barclays 10-Year Municipal Bond Index[7]	7.70%	3.68%	4.64%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2019. All returns are in U.S. dollars ($).

[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]

The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[4]	Factors unique to the municipal bond market may negatively affect the value in municipal bonds.
[5]	Investment income may be subject to certain state and local taxes, and depending on your tax status, the federal alternative minimum tax. Capital gains are not exempt from federal income tax.
[6]

Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[7]

The Bloomberg Barclays 10-Year Municipal Bond Index is the 10 Year (8-12) component of the Municipal Bond index. It is a rules-based, market-value-weighted index engineered for the tax-exempt bond market. The Index tracks general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds rated Baa3/BBB- or higher by at least two of the ratings agencies: Moody’s, S&P, Fitch. Unlike the Fund, the Bloomberg Barclays 10-Year Municipal Bond Index is unmanaged, is not available for investment and does not incur expenses.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Not FDIC insured, nor bank guaranteed. May lose value.

15

AMG GW&K Municipal Bond Fund Fund Snapshots (unaudited) December 31, 2019

PORTFOLIO BREAKDOWN

Category	% of Net Assets
Transportation	25.4
Utilities	25.4
General Obligation	20.6
Medical	7.9
Water	7.0
Higher Education	3.0
Power	2.1
Tobacco Settlement	0.9
Short-Term Investments	7.1
Other Assets & Liabilities	0.6

Rating	% of Market Value[1]
Aaa/AAA	31.3
Aa/AA	44.8
A	22.0
Baa/BBB	1.9

[1]	Includes market value of long-term fixed-income securities only.

TOP TEN HOLDINGS

Security Name	% of Net Assets
State of Maryland, Series B, General Obligation, 5.000%, 08/01/25	2.8
Wisconsin State Revenue, Department of Transportation, Series 2, Revenue, 5.000%, 07/01/29	2.5
North Carolina State Limited Obligation, Series B, Revenue, 5.000%, 05/01/28	1.8
Iowa Finance Authority, State Revolving Fund Green Bond, Revenue, 5.000%, 08/01/30	1.8
Metropolitan Transportation Authority, Transit Revenue, Green Bond, Series B, Revenue, 5.000%, 11/15/27	1.7
State of Maryland, Department of Transportation, Revenue, 5.000%, 09/01/29	1.5
State of Maryland, Department of Transportation, Revenue, 5.000%, 10/01/28	1.4
New Mexico Finance Authority, Subordinate, Series A, Revenue, 5.000%, 06/15/28	1.4
Michigan Finance Authority, Henry Ford Health System, Revenue, 5.000%, 11/15/29	1.3
Texas Transportation Commission Fund, Series A, General Obligation, 5.000%, 04/01/27	1.3

Top Ten as a Group	17.5

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

16

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments December 31, 2019

	Principal Amount	Value
Municipal Bonds - 92.3%
Arizona - 1.7%
Arizona Department of Transportation State Highway Fund Revenue 5.000%, 07/01/28	$5,030,000	$6,155,513
Arizona Water Infrastructure Finance Authority, Water Quality Revenue, Series A 5.000%, 10/01/26	10,000,000	11,739,100
Total Arizona		17,894,613
California - 5.0%
California Municipal Finance Authority, Community Medical Centers, Series A
5.000%, 02/01/27	950,000	1,170,381
5.000%, 02/01/30	1,630,000	1,959,716
5.000%, 02/01/31	900,000	1,077,372
5.000%, 02/01/32	1,855,000	2,215,241
San Francisco City & County Airport Commission, San Francisco International Airport, Series A
5.000%, 05/01/34	5,000,000	6,206,600
5.000%, 05/01/35	5,800,000	7,179,356
State of California
5.000%, 08/01/29	7,235,000	8,900,786
5.000%, 09/01/29	5,075,000	6,266,306
5.000%, 04/01/32	5,000,000	6,812,250
State of California, Series C 5.000%, 09/01/26	7,715,000	9,341,322
Total California		51,129,330
Colorado - 2.1%
Colorado Health Facilities Authority, Series A
5.000%, 01/01/27	2,500,000	3,076,400
5.000%, 01/01/28	2,500,000	3,135,425
5.000%, 01/01/29	4,000,000	5,100,360
5.000%, 08/01/33	2,750,000	3,350,930
Regional Transportation District County COPS, Series A
5.000%, 06/01/24	6,000,000	6,750,420
Total Colorado		21,413,535
Connecticut - 3.6%
State of Connecticut Special Tax Revenue, Transportation Infrastructure
5.000%, 08/01/24	5,340,000	6,227,241
5.000%, 01/01/30	10,170,000	12,581,002
State of Connecticut Special Tax Revenue, Series B 5.000%, 10/01/35	7,500,000	9,177,675
State of Connecticut, Series A 5.000%, 01/15/31 [1]	7,500,000	9,520,050
Total Connecticut		37,505,968
District of Columbia - 3.8%
District of Columbia Water & Sewer Authority Public Utility Revenue, Sub Lien, Series C 5.000%, 10/01/24	5,500,000	6,077,940

	Principal Amount	Value
District of Columbia, Series A 5.000%, 06/01/30	$6,020,000	$7,281,431
5.000%, 10/15/30	5,010,000	6,468,411
District of Columbia, Series B 5.000%, 06/01/31	10,065,000	12,673,244
Washington Convention & Sports Authority, Series A 5.000%, 10/01/27	5,525,000	6,955,091
Total District of Columbia		39,456,117
Florida - 4.0%
Florida’s Turnpike Enterprise, Department of Transportation, Series C 5.000%, 07/01/28	7,075,000	8,643,386
Lee Memorial Health System, Series A 5.000%, 04/01/34	5,500,000	6,792,005
Orange County Health Facilities Authority, Series A 5.000%, 10/01/31	4,515,000	5,420,438
Orange County Health Facilities Authority, Series G 5.000%, 10/01/26	3,000,000	3,665,430
State of Florida, Capital Outlay, Series B 5.000%, 06/01/27	9,045,000	10,538,601
State of Florida, Department of Transportation, Fuel Sales Tax Revenue, Series B 5.000%, 07/01/26	5,780,000	6,114,893
Total Florida		41,174,753
Georgia - 1.2%
Atlanta Water & Wastewater Revenue 5.000%, 11/01/25	5,100,000	6,081,648
Georgia State University & College Improvements, Series A 5.000%, 07/01/27	5,450,000	5,969,930
Total Georgia		12,051,578
Illinois - 6.6%
Chicago O’Hare International Airport, Series B 5.000%, 01/01/28	10,670,000	12,477,178
Chicago O’Hare International Airport, Senior Lien, Series A
5.000%, 01/01/36	10,000,000	12,140,300
5.000%, 01/01/38	5,500,000	6,630,910
Illinois State Finance Authority Revenue, Clean Water Initiative Revenue 5.000%, 07/01/27	11,000,000	13,271,500
Illinois State Toll Highway Authority, Series A 5.000%, 12/01/31	9,565,000	11,230,266
Illinois State Toll Highway Authority, Senior Revenue Bonds, Series A 5.000%, 01/01/30	10,050,000	12,669,231
Total Illinois		68,419,385

The accompanying notes are an integral part of these financial statements.

17

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Indiana - 2.0%
Indiana Finance Authority 5.000%, 02/01/21	$6,500,000	$6,773,650
Indiana Finance Authority, Series C 5.000%, 06/01/29	4,800,000	6,239,808
Indiana Transportation Finance Authority, Series C 5.500%, 12/01/25	6,070,000	7,563,463
Total Indiana		20,576,921
Iowa - 2.3%
Iowa Finance Authority, State Revolving Fund Green Bond 5.000%, 08/01/30	15,025,000	18,734,823
State of Iowa, Series A 5.000%, 06/01/25	4,000,000	4,791,960
Total Iowa		23,526,783
Kentucky - 0.6%
Louisville/Jefferson County Metropolitan Government, Norton Healthcare Inc., Series A 5.000%, 10/01/29	5,430,000	6,519,475
Maryland - 6.5%
State of Maryland, Department of Transportation
5.000%, 10/01/28	12,085,000	14,899,234
5.000%, 09/01/29	12,125,000	15,246,824
State of Maryland, Series B 5.000%, 08/01/25	24,115,000	29,089,683
State of Maryland, State & Local Facilities Loan of 2019, 1st Series 5.000%, 03/15/30	6,000,000	7,781,580
Total Maryland		67,017,321
Massachusetts - 1.6%
Commonwealth of Massachusetts, Series A 5.000%, 07/01/25	7,700,000	9,281,426
Massachusetts Water Resources Authority, Series C 5.000%, 08/01/31	6,050,000	7,359,220
Total Massachusetts		16,640,646
Michigan - 3.2%
Michigan Finance Authority, Henry Ford Health System 5.000%, 11/15/29	11,450,000	13,836,523
Michigan State Building Authority Revenue, Series I 5.000%, 04/15/27	5,700,000	6,856,758
State of Michigan 5.000%, 03/15/27	10,000,000	12,482,600
Total Michigan		33,175,881

	Principal Amount	Value
Minnesota - 1.9%
City of Minneapolis MN, Fairview Health Services, Series A 5.000%, 11/15/35	$3,165,000	$3,903,521
Minneapolis-St Paul Metropolitan Airports Commission, Series A 5.000%, 01/01/25	5,000,000	5,936,000
State of Minnesota 5.000%, 08/01/23	9,415,000	9,627,497
Total Minnesota		19,467,018
Missouri - 0.6%
University of Missouri, Series A 5.000%, 11/01/26	5,495,000	6,456,845
Nebraska - 0.6%
University of Nebraska Facilities Corp. 5.000%, 07/15/25	5,010,000	6,036,349
New Jersey - 0.5%
New Jersey State Turnpike Authority Revenue, Series B 5.000%, 01/01/28	4,010,000	5,070,444
New Mexico - 1.4%
New Mexico Finance Authority, Subordinate, Series A 5.000%, 06/15/28	11,425,000	14,553,736
New York - 10.2%
Long Island Power Authority 5.000%, 09/01/35	5,000,000	6,168,050
Metropolitan Transportation Authority, Transit Revenue, Green Bond, Series B 5.000%, 11/15/27	14,225,000	17,796,044
Metropolitan Transportation Authority, Transit Revenue, Series F
5.000%, 11/15/24	4,950,000	5,469,404
5.000%, 11/15/27	5,000,000	5,517,050
5.000%, 11/15/28	4,750,000	5,650,363
New York City General Obligation, Series I 5.000%, 08/01/24	5,000,000	5,487,300
New York City Transitional Finance Authority Building Aid Revenue, Series S-3, Sub-Series S-3A 5.000%, 07/15/31	5,070,000	6,367,362
New York City Transitional Finance Authority, Future Tax Secured Revenue, Series C 5.000%, 11/01/26	9,535,000	11,349,510
New York State Dormitory Authority, Series A
5.000%, 12/15/25	8,645,000	9,628,542
5.000%, 12/15/27	5,640,000	6,269,424
5.000%, 03/15/31	7,515,000	9,502,417
New York State Dormitory Authority, Series D 5.000%, 02/15/27	5,345,000	5,775,005

The accompanying notes are an integral part of these financial statements.

18

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value
New York - 10.2% (continued)
New York State Dormitory Authority, Series E 5.000%, 03/15/32	$8,370,000	$9,906,732
Total New York		104,887,203
North Carolina - 1.8%
North Carolina State Limited Obligation, Series B 5.000%, 05/01/28	15,255,000	19,002,238
Ohio - 2.6%
Ohio State General Obligation, Series A 5.000%, 09/01/26	7,090,000	8,768,628
Ohio State General Obligation, Series T 5.000%, 05/01/30	5,000,000	6,199,350
Ohio Water Development Authority, Water Pollution Control Loan Fund, Series 2015A 5.000%, 06/01/25	10,050,000	12,057,287
Total Ohio		27,025,265
Oregon - 2.2%
Oregon State Lottery, Series C 5.000%, 04/01/27	10,000,000	11,880,700
Oregon State Lottery, Series D 5.000%, 04/01/28	9,225,000	10,935,499
Total Oregon		22,816,199
Pennsylvania - 2.4%
Allegheny County Hospital Development Authority, University Pittsburgh Medical Center 5.000%, 07/15/31	5,500,000	6,932,420
Commonwealth Financing Authority, Pennsylvania Tobacco 5.000%, 06/01/32	7,870,000	9,631,621
Lancaster County Hospital Authority, University of Pennsylvania Health Revenue 5.000%, 08/15/26	6,970,000	8,541,804
Total Pennsylvania		25,105,845
Texas - 12.1%
Central Texas Turnpike System Transportation Commission, Series C 5.000%, 08/15/31	11,175,000	12,799,733
City of Austin TX Water & Wastewater System Revenue 5.000%, 11/15/26	5,100,000	6,296,103
City of Corpus Christi TX Utility System Revenue, Junior Lien 5.000%, 07/15/29	3,125,000	3,927,000
City of San Antonio TX Electric & Gas Systems Revenue 5.000%, 02/01/26	9,300,000	11,274,669
Dallas Area Rapid Transit, Senior Lien 5.250%, 12/01/28	8,865,000	11,615,632

	Principal Amount	Value
Lower Colorado River Authority, LCRA Transmission Services Corporation 5.000%, 05/15/29	$3,815,000	$4,358,638
North Texas Municipal Water District Water System Revenue, Refunding And Improvement 5.000%, 09/01/29	7,350,000	8,944,436
North Texas Tollway Authority Revenue, Special Projects System, 1st Tier, Series A 5.000%, 01/01/25	6,460,000	7,405,356
North Texas Tollway Authority, 2nd Tier, Series B
5.000%, 01/01/31	2,000,000	2,361,320
5.000%, 01/01/32	4,010,000	4,845,243
North Texas Tollway Authority, Series A 5.000%, 01/01/26	7,795,000	8,919,507
State of Texas, Transportation Commission Mobility Fund 5.000%, 10/01/26	10,510,000	12,145,356
Texas Private Activity Bond Surface Transportation Corp.
4.000%, 12/31/37	5,000,000	5,636,100
4.000%, 12/31/38	3,735,000	4,197,953
Texas Transportation Commission Fund, Series A 5.000%, 04/01/27	12,550,000	13,628,547
Texas Water Development Board, State Revolving Fund 5.000%, 08/01/26	5,405,000	6,660,149
Total Texas		125,015,742
Utah - 1.8%
Salt Lake City Corp. Airport Revenue, Series A
5.000%, 07/01/29	3,450,000	4,262,026
5.000%, 07/01/30	6,585,000	8,086,907
Utah Transit Authority, Series A 5.000%, 06/15/27	5,020,000	5,990,015
Total Utah		18,338,948
Virginia - 2.2%
Virginia College Building Authority, Series A 5.000%, 09/01/21	10,000,000	10,650,300
Virginia Public Building Authority, Series B 5.000%, 08/01/25	10,335,000	12,467,007
Total Virginia		23,117,307
Washington - 4.9%
Energy Northwest Electric Revenue, Bonneville Power 5.000%, 07/01/25	10,225,000	12,294,847
Energy Northwest Nuclear Revenue, Project 3, Series A 5.000%, 07/01/25	7,965,000	9,577,355
State of Washington School Improvements, Series C 5.000%, 02/01/28	7,370,000	8,922,048

The accompanying notes are an integral part of these financial statements.

19

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Washington - 4.9% (continued)
State of Washington, Series R-2015C 5.000%, 07/01/28	$10,215,000	$12,001,706
University of Washington, University & College Improvements Revenue, Series C 5.000%, 07/01/27	7,270,000	8,086,566
Total Washington		50,882,522
West Virginia - 0.4%
West Virginia Hospital Finance Authority, Cabell Huntington Hospital Obligation 5.000%, 01/01/35	3,745,000	4,502,951
Wisconsin - 2.5%
Wisconsin State Revenue, Department of Transportation, Series 2 5.000%, 07/01/29	20,405,000	25,439,118
Total Municipal Bonds (Cost $907,467,174)		954,220,036
Short-Term Investments - 7.1%
Municipal Bonds - 7.1%
Massachusetts - 2.0%
Commonwealth of Massachusetts, Series C 4.000%, 06/18/20	20,000,000	20,266,800

	Principal Amount	Value
New York - 0.8%
City of New York, Subordinated Series D-4 1.700%, 01/06/20 [2,3]	$8,000,000	$8,000,000
Texas - 4.3%
State of Texas 4.000%, 08/27/20	44,210,000	45,038,054
Total Municipal Bonds (Cost $73,264,172)		73,304,854
Total Short-Term Investments (Cost $73,264,172)		73,304,854
Total Investments - 99.4% (Cost $980,731,346)		1,027,524,890
Other Assets, less Liabilities - 0.6%		5,700,415
Net Assets - 100.0%		$1,033,225,305

[1]	All or part of the security is delayed delivery transaction. The market value for delayed delivery security at December 31, 2019, amounted to $9,520,050, or 0.9% of net assets.
[2]	Date shown is the next coupon reset date.
[3]

Variable rate security. The rate shown is based on the latest available information as of December 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

COPS     Certificates of Participation

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2019:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Bonds†	—	$954,220,036	—	$954,220,036
Short-Term Investments
Municipal Bonds†	—	73,304,854	—	73,304,854

Total Investments in Securities	—	$1,027,524,890	—	$1,027,524,890

†	All municipal bonds held in the Fund are Level 2 securities. For a detailed breakout of municipal bonds by major classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2019, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

20

AMG GW&K Municipal Enhanced Yield Fund Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the year ended December 31, 2019, AMG GW&K Municipal Enhanced Yield Fund (Class N shares) (the “Fund”) returned 10.92%, compared to the Bloomberg Barclays U.S. Municipal Bond BAA Index (the “Index”), which returned 9.94%.

Municipal bonds began 2019 by posting their best quarterly return in five years, driven by a drop in global interest rates and a surge in demand for tax-exempt income. A striking about-face in monetary policy helped risk sentiment recover from an ugly fourth quarter. Bond yields stayed in a narrow range, held in check by muted inflation and lingering concerns over global growth. By the time the U.S. Federal Reserve (the “Fed”) actually followed through on their promises, at the March Federal Open Market Committee (FOMC) meeting, economic uncertainty had deepened overseas. Municipal bonds did not just ride the momentum in Treasuries, they outperformed across the curve. Demand for bonds proved voracious as money poured into the space. Retail investors led the way, spurred on by the performance rebound from the fourth quarter and the heightened value of the tax exemption in a new world of fewer available deductions. The shift by the Fed supplied the final incentive. Retail investors tend to (falsely) equate hikes in the Fed fund rate with rising rates throughout the curve. When policymakers hit the pause button, all lights were flashing green. Mutual fund inflows, a reliable indicator of retail sentiment, surged to $22 billion, the fastest start to a year on record. Even the month of March could not put a dent in the rally. In most years, March brings seasonal weakness, as elevated supply typically coincides with selling pressure from investors needing to pay tax bills. This year, however, supply came in below its five-year average, still held back from the recent elimination of advanced refunding transactions. And instead of selling, investors stampeded into the market looking to accumulate one of the few remaining high-quality tax havens.

Municipal bonds posted impressive gains in the second quarter, helped along by a powerful rally in Treasuryies. Slowing economic activity, unresolved trade tensions and stubbornly low inflation measures all fueled concerns over global growth and pushed investors toward the relative safety of bonds. As the quarter progressed, the Treasury market started flashing an ominous warning sign: the yield on the 10-year note dropped below the rate on short-term bills, an inversion that has preceded every recession for the past 60 years. The

Fed came under increasing pressure to act. At the June FOMC meeting, the Fed essentially capitulated, dropping its prior commitment to “be patient” and signaling a willingness to ease policy in the face of increasing threats to an expansion that just became the longest on record. By the end of June, the yield on the two-year Treasury had fallen over half a percentage point, its largest quarterly drop since the financial crisis. Yields on longer maturities declined as well, though not by quite the same magnitude, which had the effect of steepening the curve over the quarter. Municipal bonds started the quarter on a tear, outperforming Treasuryies as money continued to pour into the market. Industry mutual funds took in another $20 billion of cash, setting a new record for first half inflows at nearly $44 billion. Meanwhile, supply remained constrained, leading to a scramble for bonds and an almost indiscriminate reach for yield. By mid-May, the 10-year municipal/Treasury ratio had fallen to 71%, within a whisker of its all-time low. But as the Treasury market continued to surge, municipal bonds simply could not keep up. In June, just as rate fatigue started to creep in, new issue volume began to perk up and investors became much more selective with purchases. Deals that would have been heavily oversubscribed earlier in the quarter suddenly saw mixed demand resulting in more leftover balances or dealer concessions to clear the market. By the end of the quarter, ratios had rebounded to more reasonable levels with the 10-year finishing back above 80% and the 30-year again topping 90%.

The third quarter provided another round of impressive gains for municipal bonds, fueled once again by a sharp rally in the Treasury market. July started innocuously enough with interest rates generally muddling along ahead of the Fed’s first interest rate cut in a decade. In August, however, yields plummeted in response to a dramatic escalation in the trade war between the U.S. and China. Before the month was out, the yield on the 30-year Treasury slid to a record low while the amount of global debt trading at negative yields climbed to $17 trillion. As the trade war continued to simmer, central banks took action. The European Central Bank lowered deposit rates and relaunched an asset purchase program. The Fed cut rates a second time in September and signaled a willingness to do more if the economy wavered. Growth fears began to subside and interest rates retraced some of their prior fall. The yield on the 10-year Treasury, which began the quarter at 2.01% and touched a low of 1.43% amid the worst of the turmoil, finished September at 1.67%, which is down over 100 basis points from the start of the year.

Tax-exempt rates likewise plummeted over the first two months of the quarter. By the end of August, the yield on the 10-year municipal fell to 1.21%, breaking through the previous all-time low of 1.26% set back in the summer of 2016. Municipal bonds actually outperformed Treasuries in the initial part of the rally with record amounts of cash pouring into the space and overwhelming a supply calendar that proved insufficient to satisfy demand. Relative value metrics, expressed as the ratio of tax-exempt yields to Treasuries yields, dropped near all-time lows, with the 10-year ratio declining to 74% and short-end ratios bottoming at 57%. Interest rates were so low that municipalities found it economically viable to issue taxable debt to pre-refund existing tax-exempt securities. Eventually, however, yield fatigue set in and investors were less inclined to chase rates lower. A surge in issuance that started in August did not help matters and when global rates finally rebounded in the final third of the quarter, municipal bonds sold off hard. Yields finished the quarter well above their lows and relative value ratios moved back to historical averages.

Despite a sharp backup in Treasuries yields, municipal bonds were able to post modest returns in the fourth quarter, locking in the strongest calendar year for returns since 2014. During the quarter, global sentiment seemed to hang on every word of the U.S.-China trade negotiations, rising on breakthroughs and declining when talks fell apart. Ultimately, animal spirits won out after the two nations agreed to a “phase one” deal in early December. Risk markets rallied and bonds suffered, a dynamic that was reinforced by a decisive U.K. election that finally offered clarity on Brexit. Strong employment numbers and corporate earnings beats added further fuel to the fire. Meanwhile, the Fed struck a dovish tone, setting a high bar for future rate hikes, making any increase contingent on a “significant” and “persistent” pickup in inflation. Relieved investors, increasingly confident in the economy and global backdrop, bid up stocks and sold safe-haven assets. By year end, equity markets had climbed to all-time highs while Treasuries gave up some of their strong year-to-date gains. For the quarter, the yield on the 10-year Treasury rose 25 basis points, but still finished 77 basis points lower than where it began the year. The outperformance of municipal bonds versus Treasuries was largely driven by heavy flows into the tax-exempt space. Industry mutual funds experienced $25 billion of net new cash during the quarter, pushing calendar year inflows over $90 billion, a new record high. The appetite for paper overwhelmed even the spike in supply. While new issue volume increased 50% over

21

AMG GW&K Municipal Enhanced Yield Fund Portfolio Manager’s Comments (continued)

the fourth quarter of 2018, most of that was due to a surge in taxable deals. Issuing authorities, no longer able to advance refund outstanding debt with tax-exempt bonds (due to federal tax reform), issued taxable bonds instead, with record low rates making the deals economically viable. Tax-exempt supply was still up year over year, but only by 13%, no match for the deluge of inflows. The strong technical environment pushed municipal/Treasury ratios lower across the curve. For the quarter, 10-year municipal bonds were up only 2 basis points, barely denting the gains established by an 87 basis point drop for the year.

The Fund outperformed the Index for the year. The Fund’s overweight to longer maturities was a positive as long- term interest rates declined. On the other hand, the Fund’s higher quality bias was a negative as the Fund has over 50% of its holdings in credits rated A or higher, which underperformed the BBB rated bonds in the Index.

Looking ahead to 2020, the municipal bond market appears to be in good shape, both fundamentally and technically. States and municipalities have banked the revenue windfall of the past few years, building reserves back above their pre-recession highs. Conservative budgeting practices have been cited in a substantial number of upgrades in 2019, and barring a downturn, there’s little reason to believe that will change anytime soon. Meanwhile, even with the tremendous run of performance in 2019, demand for tax-exempt income should continue to be relentless, especially with the political uncertainty that will accompany the lead-up to November’s presidential election. On the supply side, the longer rates stay near these lows, the more taxable volume should eat into the amount of tax-exempt debt needed to be issued. This would only further support prices.

This commentary reflects the viewpoints of GW&K Investment Management, LLC and is not intended as a forecast or guarantee of future results.

22

AMG GW&K Municipal Enhanced Yield Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Municipal Enhanced Yield Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG GW&K Municipal Enhanced Yield Fund’s Class I shares on December 31, 2009, to a $10,000 investment made in the Bloomberg Barclays U.S. Municipal Bond BAA Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Municipal Enhanced Yield Fund and the Bloomberg Barclays U.S. Municipal Bond BAA Index for the same time periods ended December 31, 2019.

	One	Five	Ten	Since	Inception
Average Annual Total Returns[1]	Year	Years	Years	Inception	Date
AMG GW&K Municipal Enhanced Yield Fund2, [3,4,5,6,7,8,9]
Class N	10.92%	4.60%	6.07%	6.74%	07/27/09
Class I	11.28%	5.07%	6.50%	5.03%	12/30/05
Class Z	11.45%	—	—	6.77%	02/24/17

Bloomberg Barclays U.S. Municipal Bond BAA Index[10]	9.94%	4.98%	5.61%	4.26%	12/30/05	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2019. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]

The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[4]

Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[5]	The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.
[6]

High-yield bonds (also known as “junk bonds”) may be subject to greater levels of interest rate, credit, and liquidity risk than investments in higher rated securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The issuers of the Fund’s holdings may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers.

[7]	The use of leverage in a Fund’s strategy, such as futures and forward commitment transactions, can magnify relatively small market movements into relatively larger losses for the Fund.
[8]	Factors unique to the municipal bond market may negatively affect the value in municipal bonds.
[9]	Investment income may be subject to certain state and local taxes, and depending on your tax status, the federal alternative minimum tax. Capital gains are not exempt from federal income tax.

23

AMG GW&K Municipal Enhanced Yield Fund Portfolio Manager’s Comments (continued)

[10]

The Bloomberg Barclays U.S. Municipal Bond BAA Index is a subset of the Boomberg Barclays U.S. Municipal Bond Index with an index rating of Baa1, Baa2, or Baa3. The Bloomberg Barclays U.S. Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term, tax-exempt bond market. Unlike the Fund, the Bloomberg Barclays U.S. Municipal Bond BAA Index is unmanaged, is not available for investment and does not incur expenses.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Not FDIC insured, nor bank guaranteed. May lose value.

24

AMG GW&K Municipal Enhanced Yield Fund Fund Snapshots (unaudited) December 31, 2019

PORTFOLIO BREAKDOWN

% of
Category	Net Assets
Healthcare	32.1
Transportation	30.6
Utilities	15.3
General Obligation	6.2
Public Services	6.2
State and Non-State Appropriated Tobacco	5.4
Education	3.4
Industrial Development	1.3
Short-Term Investments	2.1
Other Assets Less Liabilities	(2.6)

Rating	% of Market Value[1]
Aa/AA	11.6
A	43.3
Baa/BBB	44.3
Ba/BB	0.8

[1]	Includes market value of long-term fixed-income securities only.

TOP TEN HOLDINGS

% of
Security Name	Net Assets
West Virginia Hospital Finance Authority, Cabell Huntington Hospital Obligation, 5.000%, 01/01/43	3.3
Texas Private Activity Bond Surface Transportation Corp., 5.000%, 06/30/58	3.1
California Municipal Finance Authority, Senior Lien-LINXS APM Project, Revenue, 5.000%, 12/31/43	3.0
New Jersey Economic Development Authority, Series DDD, Revenue, 5.000%, 06/15/42	3.0
Central Texas Turnpike System, Series C, Revenue, 5.000%, 08/15/42	2.9
Chicago O’Hare International Airport, Senior Lien, Series A, Revenue, 5.000%, 01/01/48	2.9
New York Transportation Development Corp., Laguardia Airport Terminal B, Revenue, 5.000%, 07/01/46	2.7
Central Plains Energy Project Project #3, Series A, Revenue, 5.000%, 09/01/42	2.7
Colorado Health Facilities Authority, Series A, 5.000%, 08/01/44	2.6
City of Minneapolis MN, Fairview Health Services, Series A, Revenue, 5.000%, 11/15/49	2.5

Top Ten as a Group	28.7

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

25

AMG GW&K Municipal Enhanced Yield Fund Schedule of Portfolio Investments December 31, 2019

	Principal Amount	Value
Municipal Bonds - 100.5%
California - 7.2%
California Municipal Finance Authority, Community Medical Centers, Series A 5.000%, 02/01/42	$2,450,000	$2,846,386
California Municipal Finance Authority, Senior Lien-LINXS APM Project 5.000%, 12/31/43	7,175,000	8,381,476
California Municipal Finance Authority, Series I
5.000%, 05/15/43	3,000,000	3,557,100
5.000%, 05/15/48	4,600,000	5,428,782
Total California		20,213,744
Colorado - 7.1%
Colorado Health Facilities Authority, Series A
5.000%, 08/01/44	6,115,000	7,212,154
5.000%, 11/01/44	5,500,000	6,621,560
Public Authority for Colorado Energy Natural Gas Purchase Revenue, Series 2008 6.500%, 11/15/38	4,015,000	6,103,402
Total Colorado		19,937,116
Connecticut - 4.3%
State of Connecticut Special Tax Revenue, Transportation Infrastructure 5.000%, 01/01/38	5,100,000	6,100,314
State of Connecticut, Series E
5.000%, 09/15/35	2,425,000	2,971,789
5.000%, 09/15/37	2,500,000	3,043,975
Total Connecticut		12,116,078
Florida - 6.4%
Alachua County Health Facilities Authority, Shands Teaching Hospital & Clinics, Series A 5.000%, 12/01/44	6,175,000	6,910,566
Miami Beach Health Facilities Authority Mt. Sinai Medical Center 5.000%, 11/15/39	5,220,000	5,838,465
Orange County Health Facilities Authority, Orlando Health Inc., Series A 5.000%, 10/01/39	4,280,000	5,021,125
Total Florida		17,770,156
Illinois - 9.3%
Chicago O’Hare International Airport, Senior Lien, Series A 5.000%, 01/01/48	6,750,000	7,979,040
Illinois State General Obligation, Series D 5.000%, 11/01/26	5,225,000	5,982,886
Metropolitan Pier & Exposition Authority 5.000%, 06/15/50 [1]	5,000,000	5,762,600

	Principal Amount	Value
Metropolitan Pier and Exposition Authority Revenue, McCormick Place Expansion Project, Series B 5.000%, 06/15/52	$5,990,000	$6,304,535
Total Illinois		26,029,061
Indiana - 2.1%
Indiana Health & Educational Facilities Financing Authority, Ascension Senior Credit Group 5.000%, 11/15/46	5,000,000	5,819,000
Louisiana - 4.0%
Louisiana Public Facilities Authority, Ochsner Clinic Foundation 5.000%, 05/15/47	4,100,000	4,573,960
New Orleans Aviation Board, General Airport North Terminal, Series B 5.000%, 01/01/48	5,830,000	6,673,135
Total Louisiana		11,247,095
Massachusetts - 2.9%
Massachusetts Development Finance Agency, UMass Boston Student Housing
5.000%, 10/01/41	2,250,000	2,552,062
5.000%, 10/01/48	5,000,000	5,630,250
Total Massachusetts		8,182,312
Michigan - 2.6%
Michigan Finance Authority, Series A 5.000%, 12/01/41	3,100,000	3,823,478
Michigan State Hospital Finance Authority, Ascension Senior Credit Group 5.000%, 11/15/46	3,000,000	3,491,400
Total Michigan		7,314,878
Minnesota - 4.3%
City of Minneapolis MN, Fairview Health Services, Series A 5.000%, 11/15/49	5,910,000	7,031,482
Duluth Economic Development Authority, Essentia Health Obligated Group 5.000%, 02/15/48	4,100,000	4,856,081
Total Minnesota		11,887,563
Nebraska - 2.7%
Central Plains Energy Project Project #3, Series A 5.000%, 09/01/42	5,500,000	7,522,570
New Jersey - 8.5%
New Jersey Economic Development Authority, Series DDD 5.000%, 06/15/42	7,365,000	8,298,735

The accompanying notes are an integral part of these financial statements.

26

AMG GW&K Municipal Enhanced Yield Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value
New Jersey - 8.5% (continued)
New Jersey Economic Development Authority, Series WW
5.250%, 06/15/40	$65,000	$78,657
5.250%, 06/15/40	1,095,000	1,237,076
New Jersey Transportation Trust Fund Authority, Series BB 5.000%, 06/15/44	2,000,000	2,297,700
New Jersey Transportation Trust Fund Authority, Transportation System, Series A 5.000%, 12/15/34	2,515,000	2,951,503
Tobacco Settlement Financing Corp. Series A
5.000%, 06/01/46	2,500,000	2,843,300
5.250%, 06/01/46	3,285,000	3,812,078
Tobacco Settlement Financing Corp. Series B 5.000%, 06/01/46	2,000,000	2,229,220
Total New Jersey		23,748,269
New York - 10.1%
City of New York, Series A 5.000%, 08/01/45	4,405,000	5,418,943
New York State Dormitory Authority, Series A 5.000%, 03/15/45	4,990,000	6,004,218
New York State Dormitory Authority, Series D 4.000%, 02/15/47 [1]	5,000,000	5,618,300
New York Transportation Development Corp., Delta Air Lines, Inc. - Laguardia 5.000%, 01/01/31	2,900,000	3,500,184
New York Transportation Development Corp., Laguardia Airport Terminal B 5.000%, 07/01/46	6,820,000	7,583,908
Total New York		28,125,553
Oklahoma - 5.0%
Norman Regional Hospital Authority 5.000%, 09/01/45	4,335,000	5,125,487
Oklahoma Development Finance Authority, Health Ou Medicine Project, Series B
5.250%, 08/15/48	2,975,000	3,518,414
5.500%, 08/15/52	4,500,000	5,368,005
Total Oklahoma		14,011,906
Rhode Island - 2.3%
Tobacco Settlement Financing Corp. Series A
5.000%, 06/01/35	2,000,000	2,246,160
5.000%, 06/01/40	3,635,000	4,037,903
Total Rhode Island		6,284,063

	Principal Amount	Value
Texas - 16.0%
Central Texas Regional Mobility Authority
5.000%, 01/01/40	$1,650,000	$1,912,201
5.000%, 01/01/46	3,750,000	4,314,712
Central Texas Turnpike System, Series C 5.000%, 08/15/42	7,065,000	7,989,597
Grand Parkway Transportation Corp., 1st Tier Toll Revenue, Series A 5.500%, 04/01/53	4,010,000	4,486,909
Tarrant County Cultural Education Facilities Finance Corp., Baylor Scott & White Health 5.000%, 11/15/45	1,905,000	2,186,826
Texas Private Activity Bond Surface Transportation Corp. 5.000%, 06/30/58	7,500,000	8,751,900
Texas Private Activity Bond Surface Transportation Corp., Senior Lien-Blueridge Transport
5.000%, 12/31/40	3,930,000	4,414,648
5.000%, 12/31/45	3,880,000	4,328,450
Texas Private Activity Bond Surface Transportation Corp., Series A 4.000%, 12/31/39	5,500,000	6,163,960
Total Texas		44,549,203
Virginia - 2.3%
Virginia Small Business Financing Authority, Transform 66 P3 Project
5.000%, 12/31/49	2,500,000	2,856,675
5.000%, 12/31/52	3,060,000	3,489,930
Total Virginia		6,346,605
West Virginia - 3.4%
West Virginia Hospital Finance Authority, Cabell Huntington Hospital Obligation 5.000%, 01/01/43	8,000,000	9,365,520
Total Municipal Bonds (Cost $264,728,473)		280,470,692
Short-Term Investments - 2.1%
Municipal Bonds - 2.1%
New York - 0.7%
City of New York, Subordinated Series D-4 1.700%, 01/06/20 [2,3]	2,000,000	2,000,000
Texas - 1.4%
State of Texas 4.000%, 08/27/20	3,870,000	3,942,485
Total Municipal Bonds (Cost $5,940,589)		5,942,485
Total Short-Term Investments (Cost $5,940,589)		5,942,485
Total Investments - 102.6% (Cost $270,669,062)		286,413,177

The accompanying notes are an integral part of these financial statements.

27

AMG GW&K Municipal Enhanced Yield Fund Schedule of Portfolio Investments (continued)

Value
Other Assets, less Liabilities - (2.6)%	$(7,342,700)
Net Assets - 100.0%	$279,070,477

[1]	All or part of the security is delayed delivery transaction. The market value for delayed delivery security at December 31, 2019, amounted to $11,380,900, or 4.1% of net assets.
[2]	Date shown is the next coupon reset date.
[3]

Variable rate security. The rate shown is based on the latest available information as of December 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2019:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Bonds†	—	$280,470,692	—	$280,470,692
Short-Term Investments
Municipal Bonds†	—	5,942,485	—	5,942,485

Total Investments in Securities	—	$286,413,177	—	$286,413,177

†	All municipal bonds held in the Fund are Level 2 securities. For a detailed breakout of municipal bonds by major classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2019, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

28

AMG GW&K Small Cap Core Fund Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the year ended December 31, 2019, AMG GW&K Small Cap Core Fund (Class N shares) (the “Fund”) returned 30.66%, outperforming the Russell 2000® Index, which returned 25.52%.

After surviving the fourth quarter of 2018, investors could be forgiven for bracing themselves as the calendar turned to October in 2019. Not to disappoint, the fourth quarter turned out to be nearly as dramatic as the previous one, with a notable exception: the sign in front of the return measurement. It turns out this symbol tends to be an important determinant of whether investors enjoy the drama or not. In terms of investor psychology, the sign has told the difference in the last two fourth quarters between fear and fear of missing out (FOMO). In the fourth quarter of 2018, the Russell 2000® Index dropped (20.2)% and we experienced fear, as investors had visions of a 2008-like recession hitting the economy. In the final quarter of 2019, investors instead focused on a potentially improving global economy, which boosted the Russell 2000® Index by 9.9%. This fortunate turn in sentiment came from two main factors: the hope for improved trade relations between the U.S. and China and a shift in U.S. Federal Reserve (the “Fed”) policy toward accommodation. These factors helped deliver a full year return of 25.52% for the Russell 2000® Index, although in truth the lower starting point after last year’s fourth-quarter selloff was a meaningful contributor to this strong 2019 result. This impressive gain for the year was driven by multiple expansion rather than earnings growth, although the prospect for future growth appears better today than it did 365 days ago. For perspective, the Russell 2000® Index remains a few percentage points below the high set in late August 2018, so while fear has receded somewhat, investors have yet to embrace full FOMO mode.

While the Russell 2000® Index had an exceptional year, the Fund outperformed the benchmark by over 500 basis points (5.00%). In what feels like a semi-permanent trend, information technology led all sectors with a blazing 40.8% return for the year, retaining its strength throughout all four quarters. Technology was followed by closely grouped industrials, health care, and real estate. It is worth noting that this mix of secular growth, cyclical growth, and yield sensitive stocks all participated in the 2019 rally, but experienced strength at different times during the year. At the bottom of the sector list, energy, down (6.9)%, lost more ground to the Russell 2000® Index this year. Communication services, consumer staples, and utilities also lagged.

On a factor basis, results were mixed. Non-earners very slightly outperformed profit-making firms, negative equity outperformed somewhat, and those without a five-year earnings record were nicely higher. However, performance among beta quintiles and debt level quintiles was muted and higher return on equity (ROE) stocks outperformed. In total, we believe there was a slight bias toward lower quality stocks in the Index for 2019.

How then did the Fund outperform against a lower quality headwind? The drivers were excellent stock selection in six sectors and underweight positions in energy and communication services. The underweight posture in these two sectors added about 100 basis points, which was partially offset by the drag from our small cash exposure. Stock selection in financials led the way, as the sector was a strong contributor to relative performance. Cohen & Steers, Inc., Stifel Financial Corp, and PRA Group, Inc. were each up over 45% during the year on improved earnings outlooks and higher valuations. Ameris Bancorp and Pacific Premier Bancorp, Inc. both outperformed their banking peers. The industrial sector was next best in stock selection, with six stocks up over 50%: Universal Forest Products, Inc., Patrick Industries, Inc., Allegiant Travel Co., SiteOne Landscape Supply, Inc., Alamo Group, Inc., and John Bean Technologies Corp. Information technology was our third largest stock selection contributor with the software and semiconductor industries as the main drivers. Finally, stock selection in energy and materials was excellent, as nearly all holdings outperformed the benchmark during the year.

While there were of course negative outliers in the Fund, the only groups that were large enough in size to hurt relative performance were the aforementioned cash drag and our lack of exposure to the biotechnology industry. Biotechnology was up 42.2% in the benchmark and its meaningful 6.9% weight in the Russell 2000® Index compared to our lack of any meaningful direct participation led to a loss of more than 100 basis points in relative performance during the year. Still, health care overall lost only (22) basis points, meaning our selection in the sector outside of biotechnology was generally good.

As we enter January it is customary to ask the question of what the New Year will hold for the stock market. It is our practice to consider as many economic and market facts as possible, but also acknowledge that confidence and psychology can have a significant impact on short-term results. The following are a few items that we believe investors should take into consideration for the year ahead. First, strong market returns in one year of a long multi-year rally don’t necessarily portend a market pullback. Work by Furey Research indicated that since 1950, in the year following a 20% market appreciation, small caps have averaged 12% returns. Second, there are signals that global growth is starting to improve. While U.S. manufacturing remains an area of weakness, global central bank accommodation appears to be stimulating growth in many pockets of the economy. Third, the small cap revision ratio has begun to turn upward, a positive sign for earnings expectations. Finally, the continuing outflows from equity investment vehicles would indicate that investor sentiment is not ebullient. Of course, investors will likely find reasons to worry at some point this year, perhaps with good reason. Some candidates for concern might be the ups and downs of election polls, some geopolitical event, or the longevity of the current economic expansion. It is our belief that by building portfolios of high quality, well managed businesses with strong balance sheets, the Fund can participate in market upside, but also protect in downside scenarios if investor sentiment, or the investment facts, change for the worse.

This commentary reflects the viewpoints of GW&K Investment Management, LLC and is not intended as a forecast or guarantee of future results.

29

AMG GW&K Small Cap Core Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Small Cap Core Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG GW&K Small Cap Core Fund’s Class N shares on December 31, 2009, to a $10,000 investment made in the Russell 2000® Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Small Cap Core Fund and the Russell 2000® Index for the same time periods ended December 31, 2019.

	One	Five	Ten	Since	Inception
Average Annual Total Returns[1]	Year	Years	Years	Inception	Date
AMG GW&K Small Cap Core Fund[2,3]
Class N	30.66%	9.00%	12.85%	8.37%	12/10/96
Class I	31.13%	9.40%	13.30%	14.10%	07/27/09
Class Z	31.13%	—	—	9.63%	02/24/17

Russell 2000® Index[4]	25.52%	8.23%	11.83%	8.29%	12/10/96	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2019. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]

The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[4]

The Russell 2000® Index is composed of the 2,000 smallest stocks in the Russell 3000® Index and is widely regarded in the industry as the premier measure of small-cap stock performance. Unlike the Fund, the Russell 2000® Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are trademarks of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

30

AMG GW&K Small Cap Core Fund Fund Snapshots (unaudited) December 31, 2019

PORTFOLIO BREAKDOWN

% of
Sector	Net Assets
Industrials	19.5
Financials	15.2
Information Technology	14.6
Health Care	14.1
Consumer Discretionary	14.1
Real Estate	5.8
Consumer Staples	4.9
Materials	4.9
Utilities	2.7
Energy	2.6
Short-Term Investments	2.5
Other Assets Less Liabilities	(0.9)

TOP TEN HOLDINGS

% of
Security Name	Net Assets
Globus Medical, Inc., Class A	2.9
Performance Food Group Co.	2.4
Catalent, Inc.	2.3
Syneos Health, Inc.	2.1
Grand Canyon Education, Inc.	2.1
Paylocity Holding Corp.	2.0
Lithia Motors, Inc., Class A	1.8
HubSpot, Inc.	1.8
RBC Bearings, Inc.	1.8
Ritchie Bros. Auctioneers, Inc. (Canada)	1.7

Top Ten as a Group	20.9

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

31

AMG GW&K Small Cap Core Fund Schedule of Portfolio Investments December 31, 2019

	Shares	Value
Common Stocks - 98.4%
Consumer Discretionary - 14.1%
Churchill Downs, Inc.	46,549	$6,386,523
Chuy’s Holdings, Inc.*	86,820	2,250,374
Five Below, Inc.*	55,040	7,037,414
Grand Canyon Education, Inc.*	98,464	9,431,867
Helen of Troy, Ltd.*	22,837	4,105,864
Lithia Motors, Inc., Class A1	55,748	8,194,956
Ollie’s Bargain Outlet Holdings, Inc.*,1	68,700	4,486,797
Oxford Industries, Inc.[1]	50,057	3,775,299
Skyline Champion Corp.*	187,798	5,953,197
Texas Roadhouse, Inc.[1]	137,432	7,740,170
Wolverine World Wide, Inc.[1]	123,920	4,181,061
Total Consumer Discretionary		63,543,522
Consumer Staples - 4.9%
Central Garden & Pet Co.*,1	78,478	2,438,312
Central Garden & Pet Co., Class A*	182,247	5,350,772
Performance Food Group Co.*	210,682	10,845,909
WD-40 Co.[1]	17,060	3,312,028
Total Consumer Staples		21,947,021
Energy - 2.6%
Dril-Quip, Inc.*,1	51,750	2,427,593
Matador Resources Co.*,1	342,423	6,153,341
WPX Energy, Inc.*,1	236,000	3,242,640
Total Energy		11,823,574
Financials - 15.2%
Ameris Bancorp	154,448	6,570,218
AMERISAFE, Inc.	87,495	5,777,295
Cathay General Bancorp	194,065	7,384,173
Cohen & Steers, Inc.[1]	81,114	5,090,715
Glacier Bancorp, Inc.[1]	152,931	7,033,297
Houlihan Lokey, Inc.	95,267	4,655,698
Meridian Bancorp, Inc.	152,313	3,059,968
Pacific Premier Bancorp, Inc.	155,963	5,085,174
PRA Group, Inc.*,1	99,625	3,616,387
Seacoast Banking Corp. of Florida*	158,270	4,838,314
Stifel Financial Corp.	95,470	5,790,255
United Bankshares, Inc. [1]	91,791	3,548,640
Webster Financial Corp.	112,724	6,014,953
Total Financials		68,465,087
Health Care - 14.1%
AtriCure, Inc.*	168,234	5,469,287
Cantel Medical Corp.[1]	63,709	4,516,968

	Shares	Value
Catalent, Inc.*	184,216	$10,371,361
Globus Medical, Inc., Class A*	218,684	12,876,114
ICU Medical, Inc.*	27,656	5,174,991
LHC Group, Inc.*	51,390	7,079,486
Syneos Health, Inc.*,1	162,562	9,668,375
Veracyte, Inc.*	151,622	4,233,286
Wright Medical Group, N.V. (Netherlands)*	148,041	4,512,290
Total Health Care		63,902,158
Industrials - 19.5%
AAR Corp.	118,049	5,324,010
Alamo Group, Inc.	48,300	6,064,065
Allegiant Travel Co.	40,806	7,101,876
Heartland Express, Inc.	205,167	4,318,765
Helios Technologies, Inc.	79,490	3,674,823
ICF International, Inc.	79,023	7,240,087
John Bean Technologies Corp.[1]	38,048	4,286,488
Mobile Mini, Inc.	129,758	4,919,126
Patrick Industries, Inc.[1]	103,259	5,413,870
Primoris Services Corp.	233,368	5,190,104
RBC Bearings, Inc.*	50,715	8,030,213
Ritchie Bros. Auctioneers, Inc. (Canada)	184,020	7,903,659
SiteOne Landscape Supply, Inc.*,1	60,905	5,521,038
Universal Forest Products, Inc.	152,423	7,270,577
US Ecology, Inc.	102,141	5,914,985
Total Industrials		88,173,686
Information Technology - 14.6%
Entegris, Inc.	145,075	7,266,807
ExlService Holdings, Inc.*	67,138	4,663,405
Globant SA (Argentina)*	27,121	2,876,182
HubSpot, Inc.*	51,425	8,150,863
MACOM Technology Solutions Holdings, Inc.*	137,409	3,655,079
Novanta, Inc.*	56,275	4,976,961
Paylocity Holding Corp.*	74,272	8,973,543
Power Integrations, Inc.	34,417	3,404,185
Proofpoint, Inc.*	42,649	4,895,252
Rogers Corp.*,1	34,357	4,285,349
Silicon Laboratories, Inc.*	56,576	6,561,685
Virtusa Corp.*	142,950	6,479,924
Total Information Technology		66,189,235
Materials - 4.9%
Balchem Corp.	50,221	5,103,960
Compass Minerals International, Inc.[1]	60,461	3,685,703
PolyOne Corp.	190,901	7,023,248

The accompanying notes are an integral part of these financial statements.

32

AMG GW&K Small Cap Core Fund Schedule of Portfolio Investments (continued)

	Shares	Value
Materials - 4.9% (continued)
Silgan Holdings, Inc.	203,053	$6,310,887
Total Materials		22,123,798
Real Estate - 5.8%
National Health Investors, Inc., REIT	61,650	5,023,242
Pebblebrook Hotel Trust, REIT [1]	101,631	2,724,727
QTS Realty Trust, Inc., Class A, REIT [1]	128,352	6,965,663
Ryman Hospitality Properties, Inc., REIT	54,187	4,695,846
STAG Industrial, Inc., REIT	212,463	6,707,457
Total Real Estate		26,116,935
Utilities - 2.7%
IDACORP, Inc.	52,125	5,566,950
NorthWestern Corp.	94,818	6,795,606
Total Utilities		12,362,556
Total Common Stocks (Cost $347,568,554)		444,647,572

	Principal Amount
Short-Term Investments - 2.5%
Joint Repurchase Agreements - 0.8%[2]
Cantor Fitzgerald Securities, Inc., dated 12/31/19, due 01/02/20, 1.580% total to be received $1,000,088 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 8.500%, 01/25/20 -10/15/60, totaling $1,020,000)	$1,000,000	1,000,000
Citadel Securities LLC, dated 12/31/19, due 01/02/20, 1.600% total to be received $780,523 (collateralized by various U.S. Treasuries, 0.000% - 8.500%, 01/15/20 - 11/15/48, totaling $796,134)	780,454	780,454

	Principal Amount	Value
Citigroup Global Markets, Inc., dated 12/31/19, due 01/02/20, 1.570% total to be received $1,000,087 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 9.000%, 02/13/20 - 09/20/69, totaling $1,020,000)	$1,000,000	$1,000,000
RBC Dominion Securities, Inc., dated 12/31/19, due 01/02/20, 1.570% total to be received $1,000,087 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 6.500%, 06/30/21 -12/01/49, totaling $1,020,000)	1,000,000	1,000,000
Total Joint Repurchase Agreements		3,780,454

	Shares
Other Investment Companies - 1.7%
Dreyfus Government Cash Management Fund, Institutional Shares, 1.51%[3]	2,562,037	2,562,037
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 1.55%[3]	2,562,036	2,562,036
JPMorgan U.S. Government Money Market Fund, IM Shares, 1.53%[3]	2,639,674	2,639,674
Total Other Investment Companies		7,763,747
Total Short-Term Investments (Cost $11,544,201)		11,544,201
Total Investments - 100.9% (Cost $359,112,755)		456,191,773
Other Assets, less Liabilities - (0.9)%		(4,229,226)
Net Assets - 100.0%		$451,962,547

*	Non-income producing security.
[1]

Some of these securities, amounting to $74,630,943 or 16.5% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.
[3]	Yield shown represents the December 31, 2019, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

REIT     Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

33

AMG GW&K Small Cap Core Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2019:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks†	$444,647,572	—	—	$444,647,572
Short-Term Investments
Joint Repurchase Agreements	—	$3,780,454	—	3,780,454
Other Investment Companies	7,763,747	—	—	7,763,747

Total Investments in Securities	$452,411,319	$3,780,454	—	$456,191,773

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2019, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

34

AMG GW&K Small/Mid Cap Fund Portfolio Manager’s Comments (unaudited)

REVIEW

For the year ended December 31, 2019, AMG GW&K Small/Mid Cap Fund (Class N shares) (the “Fund”) returned 30.64%, compared to the Russell 2500® Index, which returned 27.77%.

After surviving the fourth quarter of 2018, investors could be forgiven for bracing themselves as the calendar turned to October in 2019. Not to disappoint, the fourth quarter that just passed turned out to be nearly as dramatic as the previous one, with a notable exception: the sign in front of the return measurement. It turns out this symbol tends to be an important determinant of whether investors enjoy the drama or not. In terms of investor psychology, the sign has told the difference in the last two fourth quarters between fear and fear of missing out (FOMO). In the fourth quarter of 2018, the Russell 2500® Index dropped (18.5)% and we experienced fear, as investors had visions of a 2008-like recession hitting the economy. In the final quarter of 2019, investors instead focused on a potentially improving global economy, which boosted the Russell 2500® Index by 8.5%. This fortunate turn in sentiment came from two main factors: the hope for improved trade relations between the U.S. and China and a shift in U.S. Federal Reserve (the “Fed”) policy toward accommodation. These factors helped deliver a full-year return of 27.77% for the Russell 2500® Index, although in truth the lower starting point after last year’s fourth-quarter selloff was a meaningful contributor to this strong 2019 result. This impressive gain for the year was driven by multiple expansion rather than earnings growth, although the prospect for future growth appears better today than it did 365 days ago. For perspective, the Russell 2500® Index just eclipsed by a hair its previous high set in late August 2018, so while fear has receded somewhat, investors have yet to embrace full FOMO mode.

While the Russell 2500® Index had an exceptional year, the Fund outperformed the benchmark by nearly 300 basis points. In what feels like a semi-permanent trend, information technology led all sectors with a blazing 43.5% return for the year, retaining its strength throughout all four quarters. Technology was followed by closely grouped industrials, health care, and real estate. It is worth noting that this mix of secular growth, cyclical growth, and yield sensitive stocks all participated in the 2019 rally, but experienced strength at different times during the year. At the bottom of the sector list, energy, down (7.0)%, lost more ground to the Index again this year. Consumer staples, utilities, and communication services also lagged.

On a factor basis, results were mixed. Non-earners very slightly outperformed, high beta outperformed, and those without a five-year earnings record were nicely higher. However, performance among return on equity (ROE) quintiles and debt level quintiles was muted and higher ROE stocks outperformed. In total, we believe there was a slight bias toward lower quality stocks in the Index for 2019.

How then did the Fund outperform by such a nice margin in this environment? The drivers were excellent stock selection in six sectors and underweight positions in consumer staples, energy, and communication services. The underweight posture in these three sectors added about 100 basis points. Stock selection in information technology led the way, as the sector contributed strongly to relative performance. Five stocks (Booz Allen Hamilton Holding Corporation, Rapid7 Inc., Typer Technologies, Inc., EPAM Systems, Inc., and Power Integrations, Inc.) were each up over 45% during the year on improved earnings outlooks and higher valuations. The financial sector was the next largest contributor, with notable strength of two names (MarketAxess Holdings Inc. and Artisan Partners Asset Management, Inc.) as well as solid results among bank holdings. In energy all four of the five stocks held during the period (Parsley Energy, Inc, Matador Resources Company, Drill-Quip, Inc. and Superior Energy Services, Inc.) delivered positive returns in a negative sector. Superior Energy Services, Inc. and Callon Petroleum Company were sold during the period. We also benefited from our modest underweight positioning.

On the other side of the ledger, we did lose relative performance from our cash position, and from stock selection in consumer discretionary and materials. The materials sector saw otherwise good performance washed out by two stocks (Berry Global Group Inc. and Quaker Chemical Corporation) with slightly negative returns. Both were done in by weaker-than-expected results and distraction of sizable acquisitions. In consumer discretionary, the largest detractors included some meaningful valuation reductions for two stocks (Grand Canyon Education, Inc. and BJ’s Restaurants, Inc.) , although both had good earnings results.

As we enter January it is customary to ask what the New Year will hold for the stock market. It is our practice to consider as many economic and market facts as possible, but also acknowledge that confidence and psychology can have a significant impact on short-term results. The following are a few items that we believe investors should take into consideration for the year ahead. First, strong market returns in one year or a long multi-year rally don’t necessarily portend a market pullback. Work by Furey Research indicated that since 1950, in the year following a 20% market appreciation, small caps have averaged 12% returns. Second, there are signals that global growth is starting to improve. While U.S. manufacturing remains an area of weakness, global central bank accommodation appears to be stimulating growth in many pockets of the economy. Third, the small cap revision ratio has begun to turn upward, a positive sign for earnings expectations. Finally, the continuing outflows from equity investment vehicles would indicate that investor sentiment is not ebullient. Of course, investors will likely find reasons to worry at some point this year, perhaps with good reason. Some candidates for concern might be the ups and downs of election polls, some geopolitical event, or the longevity of the current economic expansion. It is our belief that by building portfolios of high quality, well managed businesses with strong balance sheets, the Fund can participate in market upside, but also protect in downside scenarios if investor sentiment, or the investment facts, change for the worse.

This commentary reflects the viewpoints of GW&K Investment Management, LLC and is not intended as a forecast or guarantee of future results.

35

AMG GW&K Small/Mid Cap Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Small/Mid Cap Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG GW&K Small/Mid Cap Fund’s Class I shares on June 30, 2015, to a $10,000 investment made in the Russell 2500® Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Small/Mid Cap Fund and the Russell 2500® Index for the same time periods ended December 31, 2019.

	One	Since	Inception
Average Annual Total Returns[1]	Year	Inception	Date
AMG GW&K Small/Mid Cap Fund2, [3,4,5,6]
Class N	30.64%	9.90%	02/24/17
Class I	30.86%	7.07%	06/30/15
Class Z	30.94%	10.16%	02/24/17

Russell 2500® Index[7]	27.77%	8.82%	06/30/15	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index
[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2019. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]

The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[4]

The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[5]

The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[6]	The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
[7]

The Russell 2500® Index is composed of the 2,500 smallest stocks in the Russell 3000® Index and is widely regarded in the industry as the premier measure of small/mid cap stock performance. Unlike the Fund, the Russell 2500® Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are trademarks of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

36

AMG GW&K Small/Mid Cap Fund Fund Snapshots (unaudited) December 31, 2019

PORTFOLIO BREAKDOWN

	% of
Sector	Net Assets
Information Technology	18.4
Industrials	16.6
Consumer Discretionary	15.0
Health Care	13.2
Financials	12.5
Real Estate	8.7
Materials	6.2
Energy	2.4
Utilities	2.2
Consumer Staples	1.7
Short-Term Investments	3.1
Other Assets Less Liabilities	0.0	[1]

[1]	Less than 0.05%

TOP TEN HOLDINGS

Security Name	% of Net Assets
Zebra Technologies Corp., Class A	2.5
MarketAxess Holdings, Inc.	2.3
Booz Allen Hamilton Holding Corp.	2.3
RPM International, Inc.	2.1
Exponent, Inc.	2.1
West Pharmaceutical Services, Inc.	2.1
The Toro Co.	1.9
Western Alliance Bancorp.	1.9
STERIS PLC	1.9
Sun Communities, Inc.	1.8

Top Ten as a Group	20.9

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

37

AMG GW&K Small/Mid Cap Fund Schedule of Portfolio Investments December 31, 2019

	Shares	Value
Common Stocks - 96.9%
Consumer Discretionary - 15.0%
BJ’s Restaurants, Inc.	47,175	$1,790,763
Burlington Stores, Inc.*	13,313	3,035,763
Carter’s, Inc.[1]	21,480	2,348,623
Cavco Industries, Inc.*	15,036	2,937,734
Dorman Products, Inc.*,1	31,430	2,379,879
Five Below, Inc.*	26,244	3,355,558
Grand Canyon Education, Inc.*	17,229	1,650,366
Lithia Motors, Inc., Class A1	16,648	2,447,256
Polaris, Inc.	25,647	2,608,300
Pool Corp.	10,735	2,279,899
Texas Roadhouse, Inc.	42,456	2,391,122
Vail Resorts, Inc.[1]	10,555	2,531,406
Total Consumer Discretionary		29,756,669
Consumer Staples - 1.7%
BJ’s Wholesale Club Holdings, Inc.*,1	105,027	2,388,314
Performance Food Group Co.*	21,358	1,099,510
Total Consumer Staples		3,487,824
Energy - 2.4%
Dril-Quip,Inc.*	13,141	616,444
Matador Resources Co.*,1	89,561	1,609,411
Parsley Energy, Inc., Class A	131,100	2,479,101
Total Energy		4,704,956
Financials - 12.5%
Artisan Partners Asset Management, Inc., Class A	28,836	931,980
Atlantic Union Bankshares Corp.	50,129	1,882,344
Glacier Bancorp, Inc.	42,344	1,947,401
James River Group Holdings, Ltd. (Bermuda)	23,530	969,671
MarketAxess Holdings, Inc.	12,029	4,560,314
Pinnacle Financial Partners, Inc.	43,314	2,772,096
Signature Bank	20,807	2,842,444
TCF Financial Corp.	46,784	2,189,491
Webster Financial Corp.	56,453	3,012,332
Western Alliance Bancorp.	66,877	3,811,989
Total Financials		24,920,062
Health Care - 13.2%
Acadia Healthcare Co., Inc.*,1	51,093	1,697,310
Bio-Rad Laboratories, Inc., Class A*	8,168	3,022,405
Catalent, Inc.*	58,265	3,280,320
ICU Medical, Inc.*	12,170	2,277,250
Insulet Corp.*	10,050	1,720,560
Jazz Pharmaceuticals PLC (Ireland)*	15,048	2,246,365

	Shares	Value
Neurocrine Biosciences, Inc.*	23,875	$2,566,324
Premier, Inc., Class A*	39,194	1,484,669
STERIS PLC	24,672	3,760,506
West Pharmaceutical Services, Inc.	27,406	4,119,944
Total Health Care		26,175,653
Industrials - 16.6%
Exponent, Inc.	61,038	4,212,232
Gardner Denver Holdings, Inc.*	94,464	3,464,939
Gibraltar Industries, Inc.*	31,635	1,595,669
Graco, Inc.	41,191	2,141,932
Hexcel Corp.	40,395	2,961,357
The Middleby Corp.*,1	16,594	1,817,375
Nordson Corp.	19,008	3,095,263
RBC Bearings, Inc.*	21,890	3,466,063
Ritchie Bros. Auctioneers, Inc. (Canada)	59,714	2,564,716
Schneider National, Inc., Class B	70,307	1,534,099
The Toro Co.	48,143	3,835,553
Wabtec Corp.	29,382	2,285,920
Total Industrials		32,975,118
Information Technology - 18.4%
Booz Allen Hamilton Holding Corp.	63,316	4,503,667
Cognex Corp.	59,444	3,331,242
Entegris, Inc.	46,900	2,349,221
Envestnet,Inc.*,1	31,745	2,210,404
EPAM Systems, Inc.*	10,238	2,172,094
Gartner, Inc.*	23,186	3,572,963
HubSpot, Inc.*	8,750	1,386,875
Power Integrations, Inc.	15,473	1,530,435
Rapid7, Inc.*	46,270	2,592,045
Silicon Laboratories, Inc.*	20,266	2,350,451
SS&C Technologies Holdings, Inc.	49,532	3,041,265
Tyler Technologies, Inc.*	8,571	2,571,471
Zebra Technologies Corp., Class A*	19,318	4,934,590
Total Information Technology		36,546,723
Materials - 6.2%
AptarGroup, Inc.	14,021	1,621,108
Berry Global Group, Inc.*	40,013	1,900,217
Eagle Materials, Inc.	21,358	1,936,316
Quaker Chemical Corp.[1]	15,751	2,591,355
RPM International, Inc.	55,517	4,261,485
Total Materials		12,310,481
Real Estate - 8.7%
American Campus Communities, Inc., REIT	65,991	3,103,557

The accompanying notes are an integral part of these financial statements.

38

AMG GW&K Small/Mid Cap Fund Schedule of Portfolio Investments (continued)

	Shares	Value
Real Estate - 8.7% (continued)
CoreSite Realty Corp., REIT	17,276	$1,936,985
Easterly Government Properties, Inc., REIT	125,835	2,986,065
Mid-America Apartment Communities, Inc., REIT	10,649	1,404,177
Physicians Realty Trust, REIT	112,695	2,134,443
Summit Hotel Properties, Inc., REIT [1]	166,598	2,055,819
Sun Communities, Inc., REIT	24,327	3,651,483
Total Real Estate		17,272,529
Utilities - 2.2%
OGE Energy Corp.	48,572	2,159,997
Portland General Electric Co.	41,505	2,315,564
Total Utilities		4,475,561
Total Common Stocks (Cost $165,781,952)		192,625,576

	Shares	Value
Short-Term Investments - 3.1%
Other Investment Companies - 3.1%
Dreyfus Government Cash Management Fund, Institutional Shares, 1.51%[2]	2,019,155	$2,019,155
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 1.55%[2]	2,019,153	2,019,153
JPMorgan U.S. Government Money Market Fund, IM Shares, 1.53%[2]	2,080,340	2,080,340
Total Short-Term Investments (Cost $6,118,648)		6,118,648
Total Investments - 100.0% (Cost $171,900,600)		198,744,224
Other Assets, less Liabilities - 0.0%#		95,570
Net Assets - 100.0%		$198,839,794

*	Non-income producing security.
#	Less than 0.05%.
[1]

Some of these securities, amounting to $16,055,086 or 8.1% of net assets, were out on loan to various borrowers and are collateralized by various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]	Yield shown represents the December 31, 2019, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

REIT     Real Estate Investment Trust

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2019:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks†	$192,625,576	—	—	$192,625,576
Short-Term Investments
Other Investment Companies	6,118,648	—	—	6,118,648

Total Investments in Securities	$198,744,224	—	—	$198,744,224

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2019, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

39

Statement of Assets and Liabilities December 31, 2019

	AMG GW&K Enhanced Core Bond ESG Fund	AMG GW&K Municipal Bond Fund	AMG GW&K Municipal Enhanced Yield Fund	AMG GW&K Small Cap Core Fund	AMG GW&K Small/Mid Cap Fund
Assets:
Investments at value[1] (including securities on loan valued at $1,399,391, $0, $0, $74,630,943, and $16,055,086, respectively)	$34,270,894	$1,027,524,890	$286,413,177	$456,191,773	$198,744,224
Cash	—	1,658,897	1,045,649	—	—
Receivable for investments sold	78,451	—	113,758	—	—
Receivable for delayed delivery investments sold	—	5,175,400	—	—	—
Dividend, interest and other receivables	271,555	12,817,156	2,606,489	450,828	107,570
Receivable for Fund shares sold	89,157	1,708,296	368,747	126,196	208,981
Receivable from affiliate	14,548	60,426	25,107	—	10,148
Prepaid expenses and other assets	27,338	45,367	29,912	32,764	12,595
Total assets	34,751,943	1,048,990,432	290,602,839	456,801,561	199,083,518
Liabilities:
Payable upon return of securities loaned	1,285,644	—	—	3,780,454	—
Payable for delayed delivery investments purchased	—	14,648,300	11,281,750	—	—
Payable for Fund shares repurchased	36,618	654,617	43,499	651,806	60,447
Accrued expenses:
Investment advisory and management fees	8,783	180,860	105,436	274,929	107,895
Administrative fees	4,392	130,072	35,145	57,419	24,899
Distribution fees	3,413	3,969	1,176	2,168	36
Shareholder service fees	467	44,510	12,180	15,399	8,527
Other	51,554	102,799	53,176	56,839	41,920
Total liabilities	1,390,871	15,765,127	11,532,362	4,839,014	243,724
Net Assets	$33,361,072	$1,033,225,305	$279,070,477	$451,962,547	$198,839,794
[1] Investments at cost	$33,230,519	$980,731,346	$270,669,062	$359,112,755	$171,900,600

The accompanying notes are an integral part of these financial statements.

40

Statement of Assets and Liabilities (continued)

	AMG GW&K Enhanced Core Bond ESG Fund	AMG GW&K Municipal Bond Fund	AMG GW&K Municipal Enhanced Yield Fund	AMG GW&K Small Cap Core Fund	AMG GW&K Small/Mid Cap Fund
Net Assets Represent:
Paid-in capital	$36,604,732	$986,411,161	$262,511,991	$359,621,890	$174,292,799
Total distributable earnings (loss)	(3,243,660)	46,814,144	16,558,486	92,340,657	24,546,995
Net Assets	$33,361,072	$1,033,225,305	$279,070,477	$451,962,547	$198,839,794
Class N:
Net Assets	$14,778,984	$18,710,887	$5,722,436	$10,239,158	$172,460
Shares outstanding	1,456,080	1,544,045	549,035	392,467	13,231
Net asset value, offering and redemption price per share	$10.15	$12.12	$10.42	$26.09	$13.03
Class I:
Net Assets	$8,501,775	$1,014,514,418	$273,227,600	$331,703,256	$102,783,532
Shares outstanding	834,595	83,263,454	26,921,935	12,485,299	7,879,265
Net asset value, offering and redemption price per share	$10.19	$12.18	$10.15	$26.57	$13.04
Class Z:
Net Assets	$10,080,313	—	$120,441	$110,020,133	$95,883,802
Shares outstanding	990,009	—	11,870	4,141,065	7,344,862
Net asset value, offering and redemption price per share	$10.18	—	$10.15	$26.57	$13.05

The accompanying notes are an integral part of these financial statements.

41

Statement of Operations For the fiscal year ended December 31, 2019

	AMG GW&K Enhanced Core Bond ESG Fund	AMG GW&K Municipal Bond Fund	AMG GW&K Municipal Enhanced Yield Fund	AMG GW&K Small Cap Core Fund	AMG GW&K Small/Mid Cap Fund
Investment Income:
Dividend income	$13,673	$722,263	$182,380	$4,792,157	$1,834,246
Interest income	1,119,725	21,949,988	8,586,771	92	1,440
Securities lending income	2,637	—	—	81,343	17,814
Foreign withholding tax	—	—	—	(21,958)	(6,404)
Total investment income	1,136,035	22,672,251	8,769,151	4,851,634	1,847,096
Expenses:
Investment advisory and management fees	107,053	2,059,847	1,111,711	2,974,885	1,082,972
Administrative fees	53,526	1,479,261	370,570	637,475	249,917
Distribution fees - Class N	37,804	47,740	16,746	26,295	292
Distribution fees - Class C	8,775	—	—	—	—
Shareholder servicing fees - Class N	—	22,081	10,047	15,777	—
Shareholder servicing fees - Class I	4,810	483,539	120,117	157,887	86,501
Registration fees	65,374	82,596	54,699	66,242	42,641
Professional fees	48,872	104,852	53,564	59,093	43,428
Custodian fees	27,027	88,964	36,636	46,060	29,126
Reports to shareholders	10,830	32,648	10,461	14,266	8,610
Transfer agent fees	4,535	28,760	7,287	17,556	4,947
Trustee fees and expenses	3,247	89,687	22,287	39,296	14,659
Miscellaneous	4,565	39,372	10,709	21,196	8,331
Total expenses before offsets	376,418	4,559,347	1,824,834	4,076,028	1,571,424
Expense reimbursements	(153,359)	(651,229)	(220,347)	(48,563)	(68,437)
Expense reductions	—	—	—	(27,588)	(18,178)
Net expenses	223,059	3,908,118	1,604,487	3,999,877	1,484,809
Net investment income	912,976	18,764,133	7,164,664	851,757	362,287
Net Realized and Unrealized Gain:
Net realized gain (loss) on investments	404,962	5,823,265	2,874,832	22,218,128 [1]	(1,633,170)
Net change in unrealized appreciation/depreciation on investments	2,227,923	47,803,351	15,319,807	92,751,979	42,609,178
Net realized and unrealized gain	2,632,885	53,626,616	18,194,639	114,970,107	40,976,008
Net increase in net assets resulting from operations	$3,545,861	$72,390,749	$25,359,303	$115,821,864	$41,338,295

[1]	Includes realized gains of $12,622,827 relating to redemptions in-kind. See note 1(g) of the Notes to Financial Statement.

The accompanying notes are an integral part of these financial statements.

42

Statements of Changes in Net Assets For the fiscal years ended December 31,

	AMG GW&K Enhanced Core Bond ESG Fund		AMG GW&K Municipal Bond Fund
	2019	2018	2019	2018
Increase (Decrease) in Net Assets Resulting From Operations:
Net investment income	$912,976	$1,054,750	$18,764,133	$19,317,449
Net realized gain (loss) on investments	404,962	(360,583)	5,823,265	(5,814,705)
Net change in unrealized appreciation/depreciation on investments	2,227,923	(1,421,270)	47,803,351	(7,335,635)
Net increase (decrease) in net assets resulting from operations	3,545,861	(727,103)	72,390,749	6,167,109
Distributions to Shareholders:
Class N	(379,255)	(351,771)	(308,006)	(340,725)
Class I	(192,619)	(153,460)	(18,444,080)	(19,323,073)
Class C1	(16,702)	(53,217)	—	—
Class Z	(338,179)	(489,194)	—	—
Total distributions to shareholders	(926,755)	(1,047,642)	(18,752,086)	(19,663,798)
Capital Share Transactions:[2]
Net increase (decrease) from capital share transactions	(5,633,199)	(10,573,766)	21,588,783	(103,417,159)
Total increase (decrease) in net assets	(3,014,093)	(12,348,511)	75,227,446	(116,913,848)
Net Assets:
Beginning of year	36,375,165	48,723,676	957,997,859	1,074,911,707
End of year	$33,361,072	$36,375,165	$1,033,225,305	$957,997,859

[1]	Effective May 31, 2019, Class C shares were converted into Class N shares.
[2]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

43

Statements of Changes in Net Assets (continued) For the fiscal years ended December 31,

	AMG GW&K Municipal Enhanced Yield Fund		AMG GW&K Small Cap Core Fund		AMG GW&K Small/Mid Cap Fund
	2019	2018	2019	2018	2019	2018
Increase (Decrease) in Net Assets Resulting From Operations:
Net investment income	$7,164,664	$6,853,206	$851,757	$1,105,255	$362,287	$152,361
Net realized gain (loss) on investments	2,874,832	193,354	22,218,128	50,596,134	(1,633,170)	2,299,546
Net change in unrealized appreciation/depreciation on investments	15,319,807	(7,532,447)	92,751,979	(129,767,766)	42,609,178	(17,555,863)
Net increase (decrease) in net assets resulting from operations	25,359,303	(485,887)	115,821,864	(78,066,377)	41,338,295	(15,103,956)
Distributions to Shareholders:
Class N	(199,815)	(70,830)	(519,512)	(1,606,615)	(280)	(2,061)
Class I	(8,694,071)	(6,778,865)	(17,342,704)	(42,856,809)	(248,675)	(1,246,181)
Class Z	(4,178)	(3,511)	(5,682,701)	(10,281,471)	(316,750)	(1,634,280)
From paid-in capital:
Class N	—	(53,402)	—	—	—	—
Class I	—	(5,110,821)	—	—	—	—
Class Z	—	(2,647)	—	—	—	—
Total distributions to shareholders	(8,898,064)	(12,020,076)	(23,544,917)	(54,744,895)	(565,705)	(2,882,522)
Capital Share Transactions:[1]
Net increase (decrease) from capital share transactions	51,350,874	(11,809,532)	(49,229,890)	5,381,820	38,228,007	106,569,502
Total increase (decrease) in net assets	67,812,113	(24,315,495)	43,047,057	(127,429,452)	79,000,597	88,583,024
Net Assets:
Beginning of year	211,258,364	235,573,859	408,915,490	536,344,942	119,839,197	31,256,173
End of year	$279,070,477	$211,258,364	$451,962,547	$408,915,490	$198,839,794	$119,839,197

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

44

AMG GW&K Enhanced Core Bond ESG Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class N	2019	2018	2017	2016[1]	2015
Net Asset Value, Beginning of Year	$9.43	$9.81	$9.67	$9.58	$10.22
Income (loss) from Investment Operations:
Net investment income[2,3]	0.24	0.23	0.21	0.22	0.29
Net realized and unrealized gain (loss) on investments	0.73	(0.38)	0.15	0.09	(0.64)
Total income (loss) from investment operations	0.97	(0.15)	0.36	0.31	(0.35)
Less Distributions to Shareholders from:
Net investment income	(0.25)	(0.23)	(0.22)	(0.22)	(0.29)
Net Asset Value, End of Year	$10.15	$9.43	$9.81	$9.67	$9.58
Total Return[3]	10.35%[4]	(1.48)%[4]	3.76%[4]	3.26%	(3.51)%
Ratio of net expenses to average net assets	0.73%	0.73%	0.75%	0.84%	0.84%
Ratio of gross expenses to average net assets[5]	1.16%	0.99%	1.04%	1.05%	1.07%
Ratio of net investment income to average net assets[3]	2.43%	2.45%	2.19%	2.27%	2.87%
Portfolio turnover	71%	26%	39%	88%	57%
Net assets end of year (000’s) omitted	$14,779	$12,884	$16,027	$16,115	$20,203

45

AMG GW&K Enhanced Core Bond ESG Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class I	2019	2018	2017[6]	2016[1]	2015
Net Asset Value, Beginning of Year	$9.47	$9.85	$9.70	$9.62	$10.26
Income (loss) from Investment Operations:
Net investment income[2,3]	0.26	0.25	0.23	0.24	0.30
Net realized and unrealized gain (loss) on investments	0.73	(0.38)	0.16	0.08	(0.63)
Total income (loss) from investment operations	0.99	(0.13)	0.39	0.32	(0.33)
Less Distributions to Shareholders from:
Net investment income	(0.27)	(0.25)	(0.24)	(0.24)	(0.31)
Net Asset Value, End of Year	$10.19	$9.47	$9.85	$9.70	$9.62
Total Return[3,4]	10.51%	(1.27)%	4.03%	3.31%	(3.30)%
Ratio of net expenses to average net assets	0.55%	0.54%	0.61%	0.69%	0.67%
Ratio of gross expenses to average net assets[5]	0.98%	0.80%	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets[3]	2.62%	2.64%	2.32%	2.39%	2.96%
Portfolio turnover	71%	26%	39%	88%	57%
Net assets end of year (000’s) omitted	$8,502	$5,967	$6,864	$37,952	$7,463

46

AMG GW&K Enhanced Core Bond ESG Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class Z	2019	2018	2017[6]	2016[1]	2015
Net Asset Value, Beginning of Year	$9.46	$9.84	$9.70	$9.61	$10.25
Income (loss) from Investment Operations:
Net investment income[2,3]	0.27	0.26	0.24	0.25	0.31
Net realized and unrealized gain (loss) on investments	0.72	(0.38)	0.15	0.09	(0.63)
Total income (loss) from investment operations	0.99	(0.12)	0.39	0.34	(0.32)
Less Distributions to Shareholders from:
Net investment income	(0.27)	(0.26)	(0.25)	(0.25)	(0.32)
Net Asset Value, End of Year	$10.18	$9.46	$9.84	$9.70	$9.61
Total Return[3,4]	10.59%	(1.23)%	4.01%	3.52%	(3.15)%
Ratio of net expenses to average net assets	0.48%	0.48%	0.50%	0.59%	0.59%
Ratio of gross expenses to average net assets[5]	0.91%	0.74%	0.79%	0.80%	0.82%
Ratio of net investment income to average net assets[3]	2.72%	2.70%	2.43%	2.51%	3.10%
Portfolio turnover	71%	26%	39%	88%	57%
Net assets end of year (000’s) omitted	$10,080	$15,254	$21,271	$51,357	$47,402

[1]	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class were renamed Class N, Class S and Class I, respectively.
[2]	Per share numbers have been calculated using average shares.
[3]	Total returns and net investment income would have been lower had certain expenses not been offset.
[4]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[5]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[6]	Effective February 27, 2017, Class I shares were renamed Class Z and Class S shares were renamed Class I.

47

AMG GW&K Municipal Bond Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class N	2019	2018	2017	2016[1]	2015
Net Asset Value, Beginning of Year	$11.48	$11.60	$11.25	$11.70	$11.61
Income (loss) from Investment Operations:
Net investment income[2,3]	0.19	0.17	0.15	0.13	0.15
Net realized and unrealized gain (loss) on investments	0.64	(0.11)	0.36	(0.25)	0.24
Total income (loss) from investment operations	0.83	0.06	0.51	(0.12)	0.39
Less Distributions to Shareholders from:
Net investment income	(0.19)	(0.18)	(0.15)	(0.12)	(0.15)
Net realized gain on investments	—	(0.00)[4]	(0.01)	(0.21)	(0.15)
Total distributions to shareholders	(0.19)	(0.18)	(0.16)	(0.33)	(0.30)
Net Asset Value, End of Year	$12.12	$11.48	$11.60	$11.25	$11.70
Total Return[3,5]	7.29%	0.54%	4.58%	(1.05)%	3.36%
Ratio of net expenses to average net assets	0.71%	0.71%	0.71%	0.71%	0.82%
Ratio of gross expenses to average net assets[6]	0.78%	0.77%	0.78%	0.95%	1.13%
Ratio of net investment income to average net assets[3]	1.59%	1.53%	1.31%	1.08%	1.28%
Portfolio turnover	18%	35%	27%	66%	78%
Net assets end of year (000’s) omitted	$18,711	$17,445	$29,513	$31,406	$27,362

48

AMG GW&K Municipal Bond Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class I	2019	2018	2017[7]	2016[1]	2015
Net Asset Value, Beginning of Year	$11.54	$11.66	$11.31	$11.77	$11.67
Income (loss) from Investment Operations:
Net investment income[2,3]	0.23	0.21	0.19	0.17	0.21
Net realized and unrealized gain (loss) on investments	0.64	(0.12)	0.36	(0.25)	0.24
Total income (loss) from investment operations	0.87	0.09	0.55	(0.08)	0.45
Less Distributions to Shareholders from:
Net investment income	(0.23)	(0.21)	(0.19)	(0.17)	(0.20)
Net realized gain on investments	—	(0.00)[4]	(0.01)	(0.21)	(0.15)
Total distributions to shareholders	(0.23)	(0.21)	(0.20)	(0.38)	(0.35)
Net Asset Value, End of Year	$12.18	$11.54	$11.66	$11.31	$11.77
Total Return[3,5]	7.58%	0.87%	4.90%	(0.70)%	3.94%
Ratio of net expenses to average net assets	0.39%	0.39%	0.37%	0.34%	0.34%
Ratio of gross expenses to average net assets[6]	0.46%	0.45%	0.45%	0.58%	0.65%
Ratio of net investment income to average net assets[3]	1.91%	1.85%	1.64%	1.45%	1.76%
Portfolio turnover	18%	35%	27%	66%	78%
Net assets end of year (000’s) omitted	$1,014,514	$940,553	$1,045,399	$728,365	$655,760

[1]	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class were renamed Class N, Class S and Class I, respectively.
[2]	Per share numbers have been calculated using average shares.
[3]	Total returns and net investment income would have been lower had certain expenses not been offset.
[4]	Less than $(0.005) per share.
[5]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[6]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[7]	Effective June 23, 2017, Class S shares were converted to Class I shares.

49

AMG GW&K Municipal Enhanced Yield Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class N	2019	2018	2017	2016[1]	2015
Net Asset Value, Beginning of Year	$9.69	$10.02	$9.40	$10.08	$10.16
Income (loss) from Investment Operations:
Net investment income[2,3]	0.26	0.27	0.26	0.25	0.30
Net realized and unrealized gain (loss) on investments	0.78	(0.33)	0.62	(0.23)	0.05
Total income (loss) from investment operations	1.04	(0.06)	0.88	0.02	0.35
Less Distributions to Shareholders from:
Net investment income	(0.25)	(0.15)	(0.26)	(0.25)	(0.30)
Net realized gain on investments	(0.06)	—	—	(0.45)	(0.13)
Paid in capital	—	(0.12)	—	—	—
Total distributions to shareholders	(0.31)	(0.27)	(0.26)	(0.70)	(0.43)
Net Asset Value, End of Year	$10.42	$9.69	$10.02	$9.40	$10.08
Total Return[3,4]	10.92%	(0.55)%	9.51%	0.10%	3.57%
Ratio of net expenses to average net assets	0.99%	0.99%	1.01%	1.14%	1.07%
Ratio of gross expenses to average net assets[5]	1.08%	1.08%	1.11%	1.30%	1.25%
Ratio of net investment income to average net assets[3]	2.56%	2.79%	2.67%	2.38%	2.98%
Portfolio turnover	40%	89%	67%	172%	120%
Net assets end of year (000’s) omitted	$5,722	$7,283	$8,828	$4,184	$5,500

50

AMG GW&K Municipal Enhanced Yield Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class I	2019	2018	2017[6]	2016[1]	2015
Net Asset Value, Beginning of Year	$9.45	$10.01	$9.40	$10.07	$10.14
Income (loss) from Investment Operations:
Net investment income[2,3]	0.29	0.31	0.30	0.30	0.34
Net realized and unrealized gain (loss) on investments	0.76	(0.32)	0.61	(0.22)	0.07
Total income (loss) from investment operations	1.05	(0.01)	0.91	0.08	0.41
Less Distributions to Shareholders from:
Net investment income	(0.29)	(0.31)	(0.30)	(0.30)	(0.35)
Net realized gain on investments	(0.06)	—	—	(0.45)	(0.13)
Paid in capital	—	(0.24)	—	—	—
Total distributions to shareholders	(0.35)	(0.55)	(0.30)	(0.75)	(0.48)
Net Asset Value, End of Year	$10.15	$9.45	$10.01	$9.40	$10.07
Total Return[3,4]	11.28%	(0.07)%	9.79%	0.70%	4.15%
Ratio of net expenses to average net assets	0.64%	0.64%	0.64%	0.64%	0.64%
Ratio of gross expenses to average net assets[5]	0.73%	0.73%	0.74%	0.80%	0.82%
Ratio of net investment income to average net assets[3]	2.91%	3.14%	3.05%	2.89%	3.42%
Portfolio turnover	40%	89%	67%	172%	120%
Net assets end of year (000’s) omitted	$273,228	$203,867	$226,638	$195,193	$212,057

51

AMG GW&K Municipal Enhanced Yield Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal years ended December 31,		For the fiscal period ended December 31,
Class Z	2019	2018	2017[7]
Net Asset Value, Beginning of Period	$9.44	$10.01	$9.49
Income (loss) from Investment Operations:
Net investment income[2,3]	0.30	0.31	0.25
Net realized and unrealized gain (loss) on investments	0.76	(0.32)	0.52
Total income (loss) from investment operations	1.06	(0.01)	0.77
Less Distributions to Shareholders from:
Net investment income	(0.29)	(0.32)	(0.25)
Net realized gain on investments	(0.06)	—	—
Paid in capital	—	(0.24)	—
Total distributions to shareholders	(0.35)	(0.56)	(0.25)
Net Asset Value, End of Period	$10.15	$9.44	$10.01
Total Return[3,4]	11.45%	(0.09)%	8.23%[8]
Ratio of net expenses to average net assets	0.59%	0.59%	0.59%[9]
Ratio of gross expenses to average net assets[5]	0.68%	0.68%	0.69%[9]
Ratio of net investment income to average net assets[3]	2.96%	3.19%	3.07%[9]
Portfolio turnover	40%	89%	67%
Net assets end of period (000’s) omitted	$120	$108	$108

[1]	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class were renamed Class N, Class S and Class I, respectively.
[2]	Per share numbers have been calculated using average shares.
[3]	Total returns and net investment income would have been lower had certain expenses not been offset.
[4]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[5]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[6]	Effective June 23, 2017, Class S shares were converted to Class I shares.
[7]	Commencement of operations was February 27, 2017.
[8]	Not annualized.
[9]	Annualized.

52

AMG GW&K Small Cap Core Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class N	2019	2018	2017	2016[1]	2015
Net Asset Value, Beginning of Year	$21.03	$28.04	$24.57	$21.80	$23.39
Income (loss) from Investment Operations:
Net investment income (loss)[2,3]	(0.04)	(0.04)	(0.06)[4]	0.00 [5,6]	(0.06)[7]
Net realized and unrealized gain (loss) on investments	6.47	(3.95)	5.06	3.81	(0.64)
Total income (loss) from investment operations	6.43	(3.99)	5.00	3.81	(0.70)
Less Distributions to Shareholders from:
Net realized gain on investments	(1.37)	(3.02)	(1.53)	(1.04)	(0.89)
Net Asset Value, End of Year	$26.09	$21.03	$28.04	$24.57	$21.80
Total Return[3,8]	30.66%	(14.08)%	20.32%	17.44%	(3.02)%
Ratio of net expenses to average net assets[9]	1.29%	1.28%	1.32%	1.33%	1.35%
Ratio of gross expenses to average net assets[10]	1.31%	1.28%	1.33%	1.42%	1.46%
Ratio of net investment income (loss) to average net assets[3]	(0.15)%	(0.13)%	(0.21)%	0.01%	(0.24)%
Portfolio turnover	20%	25%	23%	19%	16%
Net assets end of year (000’s) omitted	$10,239	$12,655	$24,989	$35,760	$35,691

53

AMG GW&K Small Cap Core Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class I	2019	2018	2017[11]	2016[1]	2015
Net Asset Value, Beginning of Year	$21.37	$28.42	$24.84	$22.04	$23.61
Income (loss) from Investment Operations:
Net investment income[2,3]	0.05	0.06	0.07 [4]	0.10 [5]	0.04 [7]
Net realized and unrealized gain (loss) on investments	6.58	(4.03)	5.10	3.86	(0.65)
Total income (loss) from investment operations	6.63	(3.97)	5.17	3.96	(0.61)
Less Distributions to Shareholders from:
Net investment income	(0.06)	(0.06)	(0.06)	(0.10)	(0.05)
Net realized gain on investments	(1.37)	(3.02)	(1.53)	(1.06)	(0.91)
Total distributions to shareholders	(1.43)	(3.08)	(1.59)	(1.16)	(0.96)
Net Asset Value, End of Year	$26.57	$21.37	$28.42	$24.84	$22.04
Total Return[3,8]	31.13%	(13.83)%	20.79%	17.90%	(2.63)%
Ratio of net expenses to average net assets[9]	0.94%	0.95%	0.95%	0.94%	0.95%
Ratio of gross expenses to average net assets[10]	0.96%	0.95%	0.96%	1.03%	1.06%
Ratio of net investment income to average net assets[3]	0.20%	0.20%	0.24%	0.43%	0.17%
Portfolio turnover	20%	25%	23%	19%	16%
Net assets end of year (000’s) omitted	$331,703	$311,252	$403,309	$367,972	$302,381

54

AMG GW&K Small Cap Core Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal years ended December 31,		For the fiscal period ended December 31,
Class Z	2019	2018	2017[12]
Net Asset Value, Beginning of Period	$21.37	$28.42	$26.13
Income (loss) from Investment Operations:
Net investment income[2,3]	0.06	0.07	0.14 [4]
Net realized and unrealized gain (loss) on investments	6.59	(4.03)	3.75
Total income (loss) from investment operations	6.65	(3.96)	3.89
Less Distributions to Shareholders from:
Net investment income	(0.08)	(0.07)	(0.07)
Net realized gain on investments	(1.37)	(3.02)	(1.53)
Total distributions to shareholders	(1.45)	(3.09)	(1.60)
Net Asset Value, End of Period	$26.57	$21.37	$28.42
Total Return[3,8]	31.13%	(13.73)%	14.87%[13]
Ratio of net expenses to average net assets[9]	0.89%	0.90%	0.90%[14]
Ratio of gross expenses to average net assets[10]	0.91%	0.90%	0.91%[14]
Ratio of net investment income to average net assets[3]	0.25%	0.25%	0.56%[14]
Portfolio turnover	20%	25%	23%
Net assets end of period (000’s) omitted	$110,020	$85,009	$108,047

[1]	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class were renamed Class N, Class S and Class I, respectively.
[2]	Per share numbers have been calculated using average shares.
[3]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
[4]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.12), $0.01, and $0.09 for Class N, Class I and Class Z shares, respectively.
[5]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.06) and $0.04 for Class N and Class I, respectively.
[6]	Less than $0.005 per share.
[7]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.05) and $0.05 for Class N, and Class I, respectively.
[8]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[9]	Includes reduction from broker recapture amounting to 0.01% for the fiscal year ended 2019, less than 0.01% for fiscal year ended 2018 and period ended December 31, 2017.
[10]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[11]	Effective June 23, 2017, Class S shares were converted to Class I shares.
[12]	Commencement of operations was on February 27, 2017.
[13]	Not annualized.
[14]	Annualized.

55

AMG GW&K Small/Mid Cap Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal years ended December 31,		For the fiscal period ended December 31,
Class N	2019	2018	2017[1]
Net Asset Value, Beginning of Period	$9.99	$11.15	$10.35
Income (loss) from Investment Operations:
Net investment income (loss)[2,3]	0.00 [4]	(0.01)	0.01 [5]
Net realized and unrealized gain (loss) on investments	3.07	(0.91)	0.94
Total income (loss) from investment operations	3.07	(0.92)	0.95
Less Distributions to Shareholders from:
Net investment income	(0.01)	—	—
Net realized gain on investments	(0.02)	(0.24)	(0.15)
Total distributions to shareholders	(0.03)	(0.24)	(0.15)
Net Asset Value, End of Period	$13.03	$9.99	$11.15
Total Return[3,6]	30.64%	(8.25)%	9.17%[7]
Ratio of net expenses to average net assets[8]	1.09%	1.09%	1.10%[9]
Ratio of gross expenses to average net assets[10]	1.14%	1.16%	1.71%[9]
Ratio of net investment income (loss) to average net assets[3]	0.02%	(0.09)%	0.12%[9]
Portfolio turnover	18%	53%	38%
Net assets end of period (000’s) omitted	$172	$89	$11

56

AMG GW&K Small/Mid Cap Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal years ended December 31,				For the fiscal period ended December 31,
Class I	2019	2018	2017	2016[11]	2015[12]
Net Asset Value, Beginning of Period	$9.99	$11.15	$9.80	$8.95	$10.00
Income (loss) from Investment Operations:
Net investment income (loss)[2,3]	0.02	0.01	0.03 [5]	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	3.07	(0.92)	1.48	0.89	(1.03)
Total income (loss) from investment operations	3.09	(0.91)	1.51	0.86	(1.05)
Less Distributions to Shareholders from:
Net investment income	(0.02)	(0.01)	(0.01)	(0.01)	—
Net realized gain on investments	(0.02)	(0.24)	(0.15)	—	—
Total distributions to shareholders	(0.04)	(0.25)	(0.16)	(0.01)	—
Net Asset Value, End of Period	$13.04	$9.99	$11.15	$9.80	$8.95
Total Return[3,6]	30.86%	(8.15)%	15.44%	9.55%	(10.50)%[7]
Ratio of net expenses to average net assets[8]	0.94%	0.94%	0.94%	0.95%	0.95%[9]
Ratio of gross expenses to average net assets[10]	0.99%	1.01%	1.62%	4.60%	11.39%[9]
Ratio of net investment income (loss) to average net assets[3]	0.17%	0.06%	0.26%	(0.38)%	(0.39)%[9]
Portfolio turnover	18%	53%	38%	48%	41%[7]
Net assets end of period (000’s) omitted	$102,784	$54,376	$24,266	$2	$1

57

AMG GW&K Small/Mid Cap Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal years ended December 31,		For the fiscal period ended December 31,
Class Z	2019	2018	2017[1]
Net Asset Value, Beginning of Period	$10.00	$11.15	$10.35
Income (loss) from Investment Operations:
Net investment income[2,3]	0.03	0.02	0.03 [5]
Net realized and unrealized gain (loss) on investments	3.07	(0.91)	0.94
Total income (loss) from investment operations	3.10	(0.89)	0.97
Less Distributions to Shareholders from:
Net investment income	(0.03)	(0.02)	(0.02)
Net realized gain on investments	(0.02)	(0.24)	(0.15)
Total distributions to shareholders	(0.05)	(0.26)	(0.17)
Net Asset Value, End of Period	$13.05	$10.00	$11.15
Total Return[3,6]	30.94%	(7.98)%	9.34%[7]
Ratio of net expenses to average net assets[8]	0.84%	0.84%	0.85%[9]
Ratio of gross expenses to average net assets[10]	0.89%	0.91%	1.46%[9]
Ratio of net investment income to average net assets[3]	0.27%	0.16%	0.37%[9]
Portfolio turnover	18%	53%	38%
Net assets end of period (000’s) omitted	$95,884	$65,375	$6,980

[1]	Commencement of operations was on February 27, 2017.
[2]	Per share numbers have been calculated using average shares.
[3]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
[4]	Less than $0.005 per share.
[5]	Includes non-recurring dividends. Without these dividends, net investment income per class would have been $(0.01), $0.00, and $0.01 for Class N, Class I and Class Z, respectively.
[6]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[7]	Not annualized.
[8]	Includes reduction from broker recapture amounting to 0.01% for the fiscal years ended 2019, 2018, and less than 0.01% for the fiscal year ended 2017.
[9]	Annualized.
[10]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[11]	Effective October 1, 2016, Institutional Class was renamed Class I.
[12]	Commencement of operations was on June 30, 2015.

58

Notes to Financial Statements December 31, 2019

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds and AMG Funds II (the “Trusts”) are open-end management investment companies, organized as Massachusetts business trusts, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trusts consist of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG Funds: AMG GW&K Municipal Bond Fund (“Municipal Bond”), AMG GW&K Municipal Enhanced Yield Fund (“Municipal Enhanced”), AMG GW&K Small Cap Core Fund (“Small Cap Core”) and AMG GW&K Small/Mid Cap Fund (“Small/Mid Cap”) and AMG Funds II: AMG GW&K Enhanced Core Bond ESG Fund (“Enhanced Core Bond ESG”) (formerly AMG GW&K Enchanced Core Bond Fund), each a “Fund” and collectively, the “Funds”.

Each Fund offers different classes of shares. Each Fund offers Class N and Class I shares, and Enhanced Core Bond ESG, Municipal Enhanced, Small Cap Core, and Small/Mid Cap offer Class Z shares. Effective May 31, 2019, Enhanced Core Bond ESG Class C shares were converted to Class N shares. Each class represents an interest in the same assets of the respective Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may have different net asset values per share to the extent the share classes pay different distribution amounts and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

Class C shares of Enhanced Core Bond ESG, were closed to all new investors and were not available for purchase by existing shareholders. Shareholders who redeemed Class C shares of the Fund were not subject to the deferred sales charges because they have been closed for longer than one year as described in the prospectus. On July 31, 2019, Small Cap Core was re-opened to new investors. Please refer to Enhanced Core Bond ESG’s and Small Cap Core’s current prospectus for additional information.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity exceeding 60 days are valued at the evaluated mean price provided by an authorized pricing service or, if an evaluated price is not available, by reference to other securities which are considered comparable in credit rating, interest rate, due date and other features (generally referred to as “matrix pricing”) or other similar pricing methodologies. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between such securities and yield to maturity in determining value.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end registered investment companies are valued at their end of day net asset value per share.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trusts’ securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Funds, including a comparison with the prior quarter end and the percentage of the Funds that the security represents at each quarter end.

59

Notes to Financial Statements (continued)

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in the Funds that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, swaps, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Upon notification from issuers, distributions received from a real estate investment trust (“REIT”) may be redesignated as a reduction of cost of investments and/or realized gain. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trusts and other trusts or funds within the AMG Funds Family of Funds (collectively the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

Small Cap Core and Small/Mid Cap had certain portfolio trades directed to various brokers under a brokerage recapture program. Credits received from the brokerage recapture program are earned and paid on a monthly basis, and are recorded as expense offsets, which serve to reduce the Fund’s overall expense ratio. For the fiscal year ended December 31, 2019, the impact on the expenses and expense ratios were as follows: Small Cap Core $27,588 or 0.01%, and Small/Mid Cap $18,178 or 0.01%.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are primarily due to redemptions in kind. Temporary differences are primarily due to qualified late-year losses, wash sales loss deferrals, and capital loss carryforwards.

60

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended December 31, 2019 and December 31, 2018 were as follows:

	Enhanced Core Bond ESG		Municipal Bond		Municipal Enhanced
Distributions paid from:	2019	2018	2019	2018	2019	2018
Ordinary income	$926,755	$1,047,632	$659,218	$153,142	$155,860	$56,855
Tax-exempt income	—	—	18,092,868	19,200,002	7,002,372	6,796,351
Short-term capital gains	—	—	—	—	610,420	—
Long-term capital gains	—	—	—	310,654	1,129,412	—
Paid-in capital	—	—	—	—	—	5,166,870

	$926,755	$1,047,632	$18,752,086	$19,633,798	$8,898,064	$12,020,726

	Small Cap Core		Small/Mid Cap
Distributions paid from:	2019	2018	2019	2018
Ordinary income	$994,828	$1,050,912	$326,001	$152,361
Short-term capital gains	—	1,716,078	—	2,222,595
Long-term capital gains	22,550,089	51,977,905	239,704	507,566

	$23,544,917	$54,744,895	$565,705	$2,882,522

As of December 31, 2019, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Enhanced Core Bond ESG	Municipal Bond	Municipal Enhanced	Small Cap Core	Small/Mid Cap
Capital loss carryforward	$4,277,204	—	—	—	$1,784,947
Undistributed ordinary income	—	—	—	—	34,343
Undistributed tax-exempt income	—	$12,047	$6,432	—	—
Undistributed short-term capital gains	—	8,553	52,820	—	—
Undistributed long-term capital gains	—	—	777,604	—	—
Late-year loss deferral	—	—	—	$3,779,686	—

At December 31, 2019, the cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Fund	Cost	Appreciation	Depreciation	Net
Enhanced Core Bond ESG	$33,237,350	$1,061,323	$(27,779)	$1,033,544
Municipal Bond	980,731,346	46,996,470	(202,926)	46,793,544
Municipal Enhanced	270,691,547	15,780,795	(59,165)	15,721,630
Small Cap Core	360,071,430	109,450,249	(13,329,906)	96,120,343
Small/Mid Cap	172,446,625	31,531,149	(5,233,550)	26,297,599

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of December 31, 2019, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2019, the following Funds had capital loss carryovers for federal income tax purposes as shown in the following chart. These amounts may be used

61

Notes to Financial Statements (continued)

to offset future realized capital gains indefinitely, and retain their character as short-term and/or long-term.

	Capital Loss Carryover Amounts
Fund	Short-Term	Long-Term	Total
Enhanced Core Bond ESG	$1,514,015	$2,763,189	$4,277,204
Small/Mid Cap Value	499,380	1,285,567	1,784,947

As of December 31, 2019, Municipal Bond, Municipal Enhanced, and Small Cap Core had no accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes. Should the Funds incur net capital losses for the year ending December 31, 2020, such amounts may be used to offset future realized capital gains, for an unlimited time period.

For the fiscal year ended December 31, 2019, the following Funds utilized capital loss carryovers in the amount of:

	Capital Loss Carryover Utilized
Fund	Short-Term	Long-Term
Enhanced Core Bond ESG	$171,504	$234,325
Municipal Bond	719,813	5,094,899
Municipal Enhanced Yield	304,591	—

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. For the fiscal year ended December 31, 2019, Small Cap Core transferred securities and cash to certain shareholders in connection with redemptions in-kind transactions in the amount of $47,933,644. For the purposes of U.S. GAAP, the transactions were treated as a sale of securities and the resulting gain or loss was recognized based on the market value of the securities on the date of the transfer. For tax purposes, no gains or losses were recognized.

For the fiscal years ended December 31, 2019 and December 31, 2018, the capital stock transactions by class for the Funds were as follows:

	Enhanced Core Bond ESG				Municipal Bond
	December 31, 2019		December 31, 2018		December 31, 2019		December 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	385,161	$3,841,569	424,957	$4,049,618	587,077	$6,987,998	1,361,049	$15,628,138
Reinvestment of distributions	30,307	301,677	27,223	258,273	25,450	304,213	29,687	336,857
Cost of shares repurchased	(514,970)	(5,145,719)	(719,736)	(6,838,184)	(588,678)	(7,045,640)	(2,415,317)	(27,584,411)
Share Conversion	190,000	1,871,729	—	—	—	—	—	—

Net increase (decrease)	90,498	$869,256	(267,556)	$(2,530,293)	23,849	$246,571	(1,024,581)	$(11,619,416)

Class I:
Proceeds from sale of shares	442,100	$4,378,909	380,957	$3,660,749	25,467,262	$305,694,822	34,143,663	$390,076,652
Reinvestment of distributions	16,552	165,239	12,169	115,703	1,156,277	13,901,387	1,241,970	14,166,368
Cost of shares repurchased	(254,280)	(2,503,281)	(459,754)	(4,456,226)	(24,889,281)	(298,253,997)	(43,525,772)	(496,040,763)

Net increase (decrease)	204,372	$2,040,867	(66,628)	$(679,774)	1,734,258	$21,342,212	(8,140,139)	$(91,797,743)

Class C:[1]
Proceeds from sale of shares	81	$779	498	$4,748	—	—	—	—
Reinvestment of distributions	1,516	14,667	4,736	44,928	—	—	—	—
Cost of shares repurchased	(52,291)	(505,697)	(229,466)	(2,178,365)	—	—	—	—
Share Conversion	(190,108)	(1,871,729)	—	—	—	—	—	—

Net decrease	(240,802)	$(2,361,980)	(224,232)	$(2,128,689)	—	—	—	—

62

Notes to Financial Statements (continued)

	Enhanced Core Bond ESG				Municipal Bond
	December 31, 2019		December 31, 2018		December 31, 2019		December 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class Z:
Proceeds from sale of shares	141,124	$1,392,522	112,597	$1,079,678	—	—	—	—
Reinvestment of distributions	26,209	260,974	32,270	307,362	—	—	—	—
Cost of shares repurchased	(789,299)	(7,834,838)	(693,811)	(6,622,050)	—	—	—	—

Net decrease	(621,966)	$(6,181,342)	(548,944)	$(5,235,010)	—	—	—	—

	Municipal Enhanced				Small Cap Core
	December 31, 2019		December 31, 2018		December 31, 2019		December 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	1,153,398	$11,800,890	503,883	$4,895,415	37,380	$923,528	118,455	$3,333,417
Reinvestment of distributions	19,060	194,890	12,650	123,277	20,023	515,592	74,956	1,556,082
Cost of shares repurchased	(1,375,096)	(14,098,046)	(646,210)	(6,320,716)	(266,629)	(6,460,696)	(482,775)	(13,686,615)

Net decrease	(202,638)	$(2,102,266)	(129,677)	$(1,302,024)	(209,226)	$(5,021,576)	(289,364)	$(8,797,116)

Class I:
Proceeds from sale of shares	8,484,080	$84,587,165	3,422,201	$33,378,454	2,631,723	$65,737,211	3,424,698	$99,405,234
Reinvestment of distributions	459,497	4,602,583	618,327	5,929,747	614,371	16,108,801	1,913,334	40,371,352
Cost of shares repurchased	(3,603,519)	(35,740,786)	(5,104,631)	(49,821,867)	(5,324,375)	(130,505,862)[2]	(4,967,816)	(125,593,850)

Net increase (decrease)	5,340,058	$53,448,962	(1,064,103)	$(10,513,666)	(2,078,281)	$(48,659,850)	370,216	$14,182,736

Class Z:
Proceeds from sale of shares	—	—	—	—	355,072	$9,136,099	428,733	$11,243,997
Reinvestment of distributions	418	$4,178	642	$6,158	216,732	5,682,701	487,274	10,281,472
Cost of shares repurchased	—	—	—	—	(408,010)	(10,367,264)	(740,347)	(21,529,269)

Net increase (decrease)	418	$4,178	642	$6,158	163,794	$4,451,536	175,660	$(3,800)

63

Notes to Financial Statements (continued)

	Small/Mid Cap
	December 31, 2019		December 31, 2018
	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	4,335	$52,000	7,686	$90,000
Reinvestment of distributions	22	280	209	2,061

Net increase	4,357	$52,280	7,895	$92,061

Class I:
Proceeds from sale of shares	3,410,892	$38,761,509	4,362,093	$49,100,133
Reinvestment of distributions	17,872	230,903	123,071	1,215,947
Cost of shares repurchased	(989,978)	(11,582,617)	(1,221,254)	(13,093,212)

Net increase	2,438,786	$27,409,795	3,263,910	$37,222,868

Class Z:
Proceeds from sale of shares	2,176,455	$26,780,755	8,619,193	$100,520,967
Reinvestment of distributions	24,497	316,750	165,413	1,634,280
Cost of shares repurchased	(1,393,119)	(16,331,573)	(2,873,377)	(32,900,674)

Net increase	807,833	$10,765,932	5,911,229	$69,254,573

[1]	Effective May 31, 2019, Class C shares were converted into Class N shares.
[2]	Includes redemption in-kind in the amount of $47,933,644.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into third-party repurchase agreements for temporary cash management purposes and third-party or bilateral joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Funds participate on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM on joint repurchase agreements.

At December 31, 2019, the market value of Repurchase Agreements outstanding for Enhanced Core Bond ESG and Small Cap Core were $1,285,644 and $3,780,454, respectively.

i. DELAYED DELIVERY TRANSACTIONS AND WHEN-ISSUED SECURITIES

The Funds may enter into securities transactions on a delayed delivery or when issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund’s Schedules of Portfolio Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trusts have entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisers for the Funds (subject to Board approval) and monitors each subadviser’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by GW&K Investment Management, LLC, (“GW&K”) who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in GW&K.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the fiscal year ended

64

Notes to Financial Statements (continued)

December 31, 2019, the Funds’ investment management fees were paid at the following annual rates of each Fund’s respective average daily net assets:

Enhanced Core Bond ESG	0.30%
Municipal Bond
on first $25 million	0.35%
on next $25 million	0.30%
on next $50 million	0.25%
on balance over $100 million	0.20%
Municipal Enhanced	0.45%
Small Cap Core	0.70%
Small/Mid Cap	0.65%

The Investment Manager has contractually agreed, through at least May 1, 2020, to waive management fees and/or pay or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts, and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses and extraordinary expenses) of Enhanced Core Bond ESG, Municipal Bond, Municipal Enhanced, Small Cap Core and Small/Mid Cap to the annual rate of 0.48%, 0.34%, 0.59%, 0.90% and 0.85%, respectively, of each Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Funds in certain circumstances.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of a Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of a Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of a Fund.

In general, for a period of up to 36 months, the Investment Manager may recover from each Fund fees waived and expenses paid pursuant to this contractual agreement, provided that such repayment would not cause a Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount.

At December 31, 2019, the Funds’ expiration of reimbursements subject to recoupment is as follows:

Expiration Period	Enhanced Core Bond ESG	Municipal Bond
Less than 1 year	$185,809	$703,359
1-2 years	110,054	604,775
2-3 years	153,359	651,229

Total	$449,222	$1,959,363

Expiration Period	Municipal Enhanced	Small Cap Core
Less than 1 year	$232,286	$51,380
1-2 years	186,327	3,686
2-3 years	220,347	48,563

Total	$638,960	$103,629

Expiration Period		Small/Mid Cap
Less than 1 year		$85,512
1-2 years		67,647
2-3 years		68,437

Total		$221,596

The Trusts, on behalf of the Funds, have entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Funds’ operations, including administration and shareholder services to each Fund. Each Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

The Trusts have adopted a distribution and service plan (the “Plan”) with respect to the Class N shares of each Fund and Class C shares of Enhanced Core Bond ESG, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Pursuant to the Plan, each Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each Fund’s Class N shares and Enhanced Core Bond ESG Class C shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorized payments to the Distributor up to 0.25% and 1.00% annually of each Fund’s average daily net assets attributable to the Class N shares and Enhanced Core Bond ESG Class C shares, respectively. The portion of payments made under the plan by Class N shares of each Fund and Class C shares of Enhanced Core Bond ESG for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of each Fund’s shares of that class owned by clients of such broker, dealer or financial intermediary. On June 1, 2019, the plan with Enhanced Core Bond ESG Class C shares terminated.

For Enhanced Core Bond ESG’s Class I shares and for each of the Class N and Class I shares of Municipal Bond, Municipal Enhanced, Small Cap Core, and

65

Notes to Financial Statements (continued)

Small/Mid Cap, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Class N and Class I shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the fiscal year ended December 31, 2019, were as follows:

Fund	Maximum Annual Amount Approved	Actual Amount Incurred
Enhanced Core Bond ESG
Class I	0.10%	0.07%
Municipal Bond
Class N	0.15%	0.12%
Class I	0.05%	0.05%
Municipal Enhanced
Class N	0.15%	0.15%
Class I	0.05%	0.05%
Small Cap Core
Class N	0.15%	0.15%
Class I	0.05%	0.05%
Small/Mid Cap
Class N	0.15%	—
Class I	0.10%	0.10%

The Board provides supervision of the affairs of the Trusts and other trusts within the AMG Funds family. The Trustees of the Trusts who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the fiscal year ended December 31, 2019, Municipal Bond lent a maximum of $1,316,546 for one day earning interest of $117, Municipal Enhanced lent a maximum of $5,655,726 for two days earning interest of $637, Small Cap Core lent a maximum of $1,394,179 for one day earning interest of $92 and Small/Mid Cap lent a maximum of $2,809,656 for six days earning interest of $1,440. The interest income amount is included in the Statement of Operations as interest income. Enhanced Core Bond ESG borrowed a maximum of $1,393,052 for four days paying interest of $263, Municipal Bond borrowed a maximum of $4,490,591 for seven days paying interest of $1,475 and Small Cap Core borrowed a maximum of $14,519,499 for three days paying interest of $2,236. The interest expense amount is included in the Statement of Operations as miscellaneous expense. At December 31, 2019, the Funds had no interfund loans outstanding.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended December 31, 2019, were as follows:

	Long Term Securities
Fund	Purchases	Sales
Enhanced Core Bond ESG	$18,946,710	$21,701,169
Municipal Bond	167,285,286	199,899,494
Municipal Enhanced	156,120,460	95,769,768
Small Cap Core	82,252,160	120,315,692
Small/Mid Cap	66,319,015	28,686,531

Purchases and sales of U.S. Government Obligations for the fiscal year ended December 31, 2019 were as follows:

	U.S. Government Obligations
Fund	Purchases	Sales
Enhanced Core Bond ESG	$5,662,827	$8,195,799

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Program providing for the lending of securities to qualified borrowers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash, U.S. Treasury Obligations or U.S. Government Agency Obligations. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in separate omnibus accounts managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements for that cash collateral. Securities collateral is held in separate omnibus accounts managed by BNYM that cannot be sold or pledged. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

66

Notes to Financial Statements (continued)

The value of securities loaned on positions held, cash collateral and securities collateral received at December 31, 2019, were as follows:

Fund	Securities Loaned	Cash Collateral Received	Securities Collateral Received	Total Collateral Received
Enhanced Core Bond ESG	$1,399,391	$1,285,644	$162,780	$1,448,424
Small Cap Core	74,630,943	3,780,454	72,240,554	76,021,008
Small/Mid Cap	16,055,086	—	16,361,819	16,361,819

The following table summarizes the securities received as collateral for securities lending at December 31, 2019:

Fund	Collateral Type	Coupon Range	Maturity Date Range
Enhanced Core
Bond ESG	U.S. Treasury Obligations	0.010%-3.125%	04/15/20-05/15/47
Small Cap Core	U.S. Treasury Obligations	0.000%-8.500%	01/09/20-11/15/49
Small/Mid Cap	U.S. Treasury Obligations	0.000%-8.500%	01/23/20-05/15/49

5. COMMITMENTS AND CONTINGENCIES

Under the Trusts’ organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trusts. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

6. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

The following table is a summary of the Funds’ open Repurchase Agreements that are subject to a master netting agreement as of December 31, 2019:

		Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Offset Amount	Net Asset Balance	Collateral Received	Net Amount
Enhanced Core Bond ESG
Citadel Securities LLC	$285,644	—	$285,644	$285,644	—
RBC Dominion Securities, Inc.	1,000,000	—	1,000,000	1,000,000	—

Total	$1,285,644	—	$1,285,644	$1,285,644	—

Small Cap Core
Cantor Fitzgerald Securities, Inc.	$1,000,000	—	$1,000,000	$1,000,000	—
Citadel Securities LLC	780,454	—	780,454	780,454	—
Citigroup Global Markets, Inc.	1,000,000	—	1,000,000	1,000,000	—
RBC Dominion Securities, Inc.	1,000,000	—	1,000,000	1,000,000	—

Total	$3,780,454	—	$3,780,454	$3,780,454	—

7. SUBSEQUENT EVENTS

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require an additional disclosure in or adjustment of the Funds’ financial statements.

67

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS AND AMG FUNDS II AND SHAREHOLDERS OF AMG GW&K ENHANCED CORE BOND ESG FUND, AMG GW&K MUNICIPAL BOND FUND, AMG GW&K MUNICIPAL ENHANCED YIELD FUND, AMG GW&K SMALL CAP CORE FUND AND AMG GW&K SMALL/MID CAP FUND

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of AMG GW&K Enhanced Core Bond ESG Fund (one of the funds constituting AMG Funds II), AMG GW&K Municipal Bond Fund, AMG GW&K Municipal Enhanced Yield Fund, AMG GW&K Small Cap Core Fund, and AMG GW&K Small/Mid Cap Fund (four of the funds constituting AMG Funds) (hereafter collectively referred to as the “Funds”) as of December 31, 2019, the related statements of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 25, 2020

We have served as the auditor of one or more investment companies in AMG Funds Family since 1993.

68

Other Information

TAX INFORMATION

AMG GW&K Enhanced Core Bond ESG Fund, AMG GW&K Municipal Bond Fund, AMG GW&K Municipal Enhanced Yield Fund, AMG GW&K Small Cap Core Fund and AMG GW&K Small/Mid Cap Fund each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2019 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG GW&K Enhanced Core Bond ESG Fund, AMG GW&K Municipal Bond Fund, AMG GW&K Municipal Enhanced Yield Fund, AMG GW&K Small Cap Core Fund and AMG GW&K Small/Mid Cap Fund each hereby designates $0, $0, $1,129,412, $22,550,089, and $239,704, respectively, as a capital gain distribution with respect to the taxable year ended December 31, 2019, or if subsequently determined to be different, the net capital gains of such fiscal year.

69

AMG Funds Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2012 • Oversees 49 Funds in Fund Complex	Bruce B. Bingham, 71 Partner, Hamilton Partners (real estate development firm) (1987-Present); Director of The Yacktman Funds (2000-2012).

• Trustee since 1999 - AMG Funds • Trustee since 2000 - AMG Funds II • Oversees 49 Funds in Fund Complex

Edward J. Kaier, 74

Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (2002-2019); Trustee of Third Avenue Variable Trust (2002-2019).

• Trustee since 2013 • Oversees 52 Funds in Fund Complex

Kurt A. Keilhacker, 56

Managing Partner, TechFund Capital (1997-Present); Managing Partner, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Partner, Elementum Ventures (2013-Present); Director, MetricStory, Inc. (2017-Present); Trustee, Wheaton College (2018-Present); Trustee, Gordon College (2001-2016).

• Trustee since 2000 • Oversees 49 Funds in Fund Complex

Steven J. Paggioli, 69

Independent Consultant (2002-Present); Trustee, Professionally Managed Portfolios (28 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Muzinich BDC, Inc. (business development company) (2019-Present); Independent Director, Chase Investment Counsel (2008–2019); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001).

• Trustee since 2013 • Oversees 49 Funds in Fund Complex	Richard F. Powers III, 73 Adjunct Professor, U.S. Naval War College (2016-Present); Adjunct Professor, Boston College (2010-2013); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Independent Chairman • Trustee since 2000 • Oversees 52 Funds in Fund Complex

Eric Rakowski, 61

Professor of Law, University of California at Berkeley School of Law - Boalt Hall (1990-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Trustee of Third Avenue Trust (2002-2019); Trustee of Third Avenue Variable Trust (2002-2019).

• Trustee since 2013 • Oversees 52 Funds in Fund Complex

Victoria L. Sassine, 54

Adjunct Professor, Babson College (2007–Present); Director, Board of Directors, PRG Group (2017-Present); CEO, Founder, Scale Smarter Partners, LLC (2018-Present); Chairperson, Board of Directors, Business Management Associates (2018-Present).

• Trustee since 2004 - AMG Funds • Trustee since 2000 - AMG Funds II • Oversees 49 Funds in Fund Complex

Thomas R. Schneeweis, 72

Professor Emeritus, University of Massachusetts (2013-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Co-Owner, Quantitative Investment Technologies (2014-Present); Director of Research, Yes Wealth Management (2018-Present); Partner, S Capital Wealth Advisors (2015-2018); Partner, S Capital Management, LLC (2007-2015); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013).

70

AMG Funds Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2011 • Oversees 52 Funds in Fund Complex

Christine C. Carsman, 67

Senior Policy Advisor, Affiliated Managers Group, Inc. (2019-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2017-2018); Director (2010-2018) and Chair of the Board of Directors (2015-2018), AMG Funds plc; Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-2016); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years

• President since 2018 • Principal Executive Officer since 2018 • Chief Executive Officer since 2018 • Chief Operating Officer since 2007

Keitha L. Kinne, 61

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); President and Principal, AMG Distributors, Inc. (2018-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); President, Chief Executive Officer and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2018-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President and Principal, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015 • Chief Legal Officer since 2015

Mark J. Duggan, 54

Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2017 • Treasurer since 2017 • Principal Financial Officer since 2017 • Principal Accounting Officer since 2017

Thomas G. Disbrow, 53

Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director - Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director - Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).

• Deputy Treasurer since 2017

John A. Starace, 49

Director, Mutual Fund Accounting, AMG Funds LLC (2017-Present); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP.

• Chief Compliance Officer since 2019

Patrick J. Spellman, 45

Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present) Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-2019); Anti-Money Laundering Officer, AMG Funds IV, (2016-2019); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016

Maureen A. Meredith, 34

Vice President, Counsel, AMG Funds LLC (2019-Present); Director, Counsel, AMG Funds LLC (2017-2018); Vice President, Counsel, AMG Funds LLC (2015-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

• Anti-Money Laundering Compliance Officer since 2019

Hector D. Roman, 42

Director, Legal and Compliance, AMG Funds LLC (2020-Present); Manager, Legal and Compliance, AMG Funds LLC (2017-2019); Director of Compliance, Morgan Stanley Investment Management (2015-2017); Senior Advisory, PricewaterhouseCoopers LLP (2014-2015); Risk Manager, Barclays Investment Bank (2008-2014); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present).

71

THIS PAGE INTENTIONALLY LEFT BLANK

INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.548.4539

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.548.4539

SUBADVISER

GW&K Investment Management, LLC

222 Berkeley St.

Boston, MA 02116

CUSTODIAN

The Bank of New York Mellon

111 Sanders Creek Parkway

East Syracuse, NY 13057

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

800.548.4539

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.548.4539. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.548.4539, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.548.4539 or visit the SEC website at sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT, which has replaced Form N-Q. The Funds’ portfolio holdings on Form N-PORT are available on the SEC’s website at sec.gov. To review a complete list of the Funds’ portfolio holdings, or to view the most recent semiannual report or annual report, please visit amgfunds.com.

amgfunds.com	73

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG FQ Tax-Managed U.S. Equity

AMG FQ Long-Short Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Co., LLC

AMG GW&K Small Cap Core

AMG GW&K Small/Mid Cap

AMG GW&K Trilogy Emerging Markets Equity

AMG GW&K Trilogy EmergingWealth Equity

GW&K Investment Management, LLC

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Dividend All Cap Value II

AMG River Road Focused Absolute Value

AMG River Road Long-Short

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG SouthernSun Small Cap

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare Global Small Cap

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Focused Fund - Security Selection Only

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond ESG

AMG GW&K Enhanced Core Bond ESG

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management LLC

AMG Managers CenterSquare Real Estate

CenterSquare Investment Management LLC

AMG Managers Emerging Opportunities

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Fairpointe ESG Equity

AMG Managers Fairpointe Mid Cap

Fairpointe Capital LLC

AMG Managers LMCG Small Cap Growth

LMCG Investments, LLC

AMG Managers Montag & Caldwell Growth

Montag &Caldwell, LLC

AMG Managers Pictet International

Pictet Asset Management Limited

AMG Managers Silvercrest Small Cap

Silvercrest Asset Management Group LLC

AMG Managers Skyline Special Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P. Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P. Federated MDTA LLC

FIXED INCOME FUNDS

AMG Managers Doubleline Core Plus Bond

DoubleLine Capital LP

AMG Managers Global Income Opportunity

AMG Managers Loomis Sayles Bond

Loomis, Sayles & Company, L.P.

amgfunds.com |	123119	AR019

ANNUAL REPORT

AMG Funds

December 31, 2019

AMG Managers Skyline Special Equities Fund

Class N: SKSEX | Class I: SKSIX | Class Z: SKSZX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (https://www.amgfunds.com/resources/order_literature.html), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary or, if you invest directly with the Fund, by logging into your account at www.amgfunds.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1.800.548.4539 to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds in the AMG Funds Family of Funds held in your account if you invest through your financial intermediary or all funds in the AMG Funds Family of Funds held with the fund complex if you invest directly with the Fund.

amgfunds.com	123119	AR018

AMG Funds Annual Report — December 31, 2019

TABLE OF CONTENTS	PAGE
LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS AND SCHEDULE OF PORTFOLIO INVESTMENTS	4

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	9

Balance sheet, net asset value (NAV) per share computations and cumulative distributable earnings (loss)

Statement of Operations	11

Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	12

Detail of changes in assets for the past two fiscal years

Financial Highlights	13

Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	16

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	21

OTHER INFORMATION	22

TRUSTEES AND OFFICERS	23

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds Family of Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

The U.S. bull market celebrated its 10-year anniversary during the fiscal year ended December 31, 2019, as stocks proved resilient in the face of global economic weakness, rising geopolitical tensions, and the ongoing trade war. After a painful selloff in late 2018, a dovish pivot from global central banks rescued investors and fueled a strong rebound early in 2019. The rally picked up steam in the final months of the year, as trade tensions eased when the U.S. and China agreed to a limited “phase one” deal in December following months of tense back-and-forth negotiations. The yield curve, which had inverted earlier in the year and raised investor anxiety given its track record for predicting an impending recession, was no longer inverted by year-end as the U.S. Federal Reserve (the Fed) cut short-term rates. Worries over a near-term recession lifted while the yield curve steepened and trade developments improved, leading to a wave of investor confidence and strong equity returns, with the S&P 500® Index returning 31.49%. International equities were also resistant to pressures facing the global economy and generated a 21.51% return as measured by the MSCI All Country World ex USA Index.

In total, all eleven sectors of the S&P 500® Index were strongly positive during the prior twelve months, each producing double-digit returns. The higher growth information technology sector led the way with a 50.31% return while the communication services and financial sectors followed closely behind. Energy was the worst performing sector during the fiscal year, yet still produced a very respectable 11.81% return. Growth stocks outperformed Value stocks for the full fiscal year with returns of 36.39% and 26.54% for the Russell 1000® Growth and Russell 1000® Value Indexes, respectively. The cycle of U.S. outperformance over international equities continued but international developed and emerging markets still produced solid positive returns, with the MSCI EAFE and MSCI Emerging Markets Index returning 22.01% and 18.42%, respectively.

Interest rates fell dramatically over the fiscal year and led to strong returns for bond investors as the Fed shifted to a more dovish policy stance early in 2019 and eventually cut short-term rates three times during the year. The 10-year Treasury yield fell from its recent high of 3.24% last November to a low of 1.47% in early September and then edged slightly higher to finish the year at 1.92%. The plunge in long-term interest rates caused the yield curve to briefly invert with 2-year yields rising higher than the 10-year yields. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. bond market performance, ended the fiscal year with an 8.72% return. High yield bonds outperformed the broader bond market and returned 14.32% as measured by the return of the Bloomberg Barclays U.S. Corporate High Yield Bond Index. Municipal bonds also performed strongly with a 7.54% return for the Bloomberg Barclays Municipal Bond Index.

AMG Funds appreciates the privilege of providing investment tools to you and your clients. Our foremost goal is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. AMG Funds provides access to a distinctive array of actively managed return-oriented investment strategies. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Keitha Kinne

President

AMG Funds

Average Annual Total Returns		Periods ended December 31, 2019*
Stocks:		1 Year	3 Years	5 Years
Large Cap	(S&P 500® Index)	31.49%	15.27%	11.70%
Small Cap	(Russell 2000® Index)	25.52%	8.59%	8.23%
International	(MSCI All Country World ex USA Index)	21.51%	9.87%	5.51%

Bonds:
Investment Grade	(Bloomberg Barclays U.S. Aggregate Bond Index)	8.72%	4.03%	3.05%
High Yield	(Bloomberg Barclays U.S. Corporate High Yield Bond Index)	14.32%	6.37%	6.13%
Tax-exempt	(Bloomberg Barclays Municipal Bond Index)	7.54%	4.72%	3.53%
Treasury Bills	(ICE BofAML U.S. 6-Month Treasury Bill Index)	2.57%	1.81%	1.26%

*	Source: FactSet. Past performance is no guarantee of future results.

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2019	Expense Ratio for the Period	Beginning Account Value 07/01/19	Ending Account Value 12/31/19	Expenses Paid During the Period*
AMG Managers Skyline Special Equities Fund
Based on Actual Fund Return
Class N	1.17%	$1,000	$1,080	$6.13
Class I	1.00%	$1,000	$1,081	$5.25
Class Z	0.92%	$1,000	$1,081	$4.83

Based on Hypothetical 5% Annual Return
Class N	1.17%	$1,000	$1,019	$5.96
Class I	1.00%	$1,000	$1,020	$5.09
Class Z	0.92%	$1,000	$1,021	$4.69

*   Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

3

AMG Managers Skyline Special Equities Fund Portfolio Manager’s Comments (unaudited)

For the fiscal year ended December 31, 2019, AMG Managers Skyline Special Equities Fund (Class N shares) (the “Fund”) returned 28.64%, versus a 25.52% return for the Russell 2000® Index and a 22.39% return for the Russell 2000® Value Index. The Fund outperformed both indexes as strong stock selection benefited performance versus both benchmarks.

MARKET OVERVIEW

The solid returns posted by stocks in the fourth quarter supplemented the gains generated earlier in the year, leading small cap stocks to their best year since 2013. The strong results reflect a rebound from depressed levels early in the year, a shift by central banks to more accommodative monetary policies as the year progressed, and an apparent easing of global trade tensions late in the year.

In recent years, large cap stocks have meaningfully outperformed small cap stocks and growth stocks have meaningfully outperformed value stocks, leading to the most attractive relative valuations for small cap value stocks in several years. We are encouraged by the reversal of these trends beginning in early September. As a result, we are optimistic about the opportunity for the Fund if earnings meet their more modest expectations.

PERFORMANCE REVIEW

We are pleased with performance this year. The Fund kept pace with its benchmarks early in the year when the market, driven by growth and momentum stocks, was not conducive to our style. When trends reversed and value stocks took the lead, the Fund significantly outperformed its benchmarks, which was consistent with how we believe it should perform.

The information technology sector was the largest contributor to the Fund’s absolute and relative performance for the year. Perficient, Inc., an IT services provider, was a leading contributor to the Fund’s performance. Perficient’s stock responded positively to better-than-expected earnings driven by strong demand for its services that digitally transform its customers’ operations and processes.

The Fund’s information technology sector also benefited from takeover activity during the year. KEMET Corporation, a manufacturer of electronic components, Versum Materials, Inc., a manufacturer of chemicals used in semiconductor production,

Anixter International Inc., a distributor of specialty wire and cable products, and Electronics For Imaging, Inc., an industrial inkjet manufacturer, all received buyout offers during the year, providing exit opportunities at uplifted valuations. The increased level of takeover activity is a positive indicator of the attractive valuation of the Fund’s holdings.

The real estate sector detracted most from the Fund’s absolute performance and was a major detractor from relative performance versus both benchmarks. Realogy Holdings Corp., a residential real estate broker, declined as a slower housing market and increased competition led to reduced earnings expectations. After reassessing the competitive environment and its impact on the company, the stock was sold. Given the strong rally in equity markets, the Fund’s modest allocation to cash was also a drag on relative performance.

OUTLOOK

During the last three years, investors have favored large cap stocks over small cap stocks, growth stocks over value stocks, and defensive stocks over economically sensitive stocks. FTSE Russell calculates a vast array of indexes to isolate market trends. The Russell 200® Growth Defensive Index, which is made up of the largest, faster growing, and more defensive stocks, is up 76.6% over the last three years. The Russell 2000® Value Dynamic Index, which consists of smaller, lower valuation, and more economically sensitive stocks, is up 7.1% over the same period.

One might argue that superior earnings growth accounts for the disparity in returns, and to an extent that is true. However, P/E multiple expansion has been a big factor as well. Take for example Apple Inc. and Microsoft Corporation, two stocks that together accounted for 15% of the S&P 500® Index’s 31.49% gain in 2019. Apple stock is up 165% over three years, its earnings are up 44%, and its P/E has nearly doubled. Microsoft is up 166% over the same time frame, its earnings are up 76% and P/E ratio is up 50%.

Several of the Fund holdings have also generated solid earnings growth but have seen their P/Es contract.

We believe the discrepancy in performance among investment styles reflects investors’ concerns that we are late in an economic cycle. In that environment, investors want liquidity and less exposure to the economic cycle, which can come through defensive sectors or companies that can grow through any economic environment. Persistently low interest rates in the United States and about $15 trillion of government bonds worldwide trading with negative yields as recently as last August further highlights investor caution.

We may indeed be on the brink of a recession, although we don’t believe that is the case. In fact, a case can be made that the economy is set to accelerate given the massive monetary stimulus being provided by central banks worldwide. Economic forecasting is not one of our competitive advantages. However, we believe the valuations of the types of companies we invest in compared to most other sectors of the market provide a compelling risk/reward tradeoff in this uncertain economic environment.

At 26.7x, as calculated by Jefferies Financial Group Inc., the P/E of the Russell 2000® Growth Index is about 70% higher than that of the Russell 2000® Value Index, compared to a long-term average of about 40%. In addition, defensive sectors like utilities (26.7x P/E), real estate (28.5x), and health care (25.5x) are all trading at 20% to 50% above their long-term average P/Es. These sectors make up about a quarter of the Russell 2000® Value Index but typically make up a small percentage of the Fund. The sectors that typically make up the largest percentage of the Fund, including information technology, consumer discretionary, industrials, and financials, are all trading much closer to their long-term average valuations.

Based on our calculations, the median P/E on trailing twelve month earnings for the stocks in the Fund is approximately 14x, which is toward the lower end of its historical range. We currently expect the companies in the Fund to generate EPS growth of about 7% over the next twelve months. This rate of growth is reflective of a relatively slowly growing global economy and lingering trade tensions. These estimates could prove conservative if the economy does perform better than expected, which we believe it could. Either way, given current valuations, we believe the outlook over the next several years is positive.

This commentary reflects the viewpoints of Skyline Asset Management, L.P. and is not intended as a forecast or guarantee of future results.

4

AMG Managers Skyline Special Equities Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers Skyline Special Equities Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG Managers Skyline Special Equities Fund’s Class N shares on December 31, 2009, to a $10,000 investment made in the Russell 2000® Value Index and the Russell 2000® Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Managers Skyline Special Equities Fund and the Russell 2000® Value Index and the Russell 2000® Index for the same time periods ended December 31, 2019.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
AMG Managers Skyline Special Equities Fund[2,3,4,5]
Class N	28.64%	5.18%	11.58%	11.48%[6]	04/23/87
Class I	28.86%	—	—	4.26%	02/24/17
Class Z	28.94%	—	—	4.33%	02/24/17

Russell 2000® Value Index[7]	22.39%	6.99%	10.56%	—	04/23/87	†
Russell 2000® Index[8]	25.52%	8.23%	11.83%	8.99%	04/23/87	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2019. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]

The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[4]

Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[5]	The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
[6]

Effective after the close of business on December 31, 2007, the Fund was reorganized into the AMG Managers Skyline Special Equities Fund, a series of AMG Funds. The returns shown include the performance of the predecessor Fund.

[7]

The Russell 2000® Value Index is an unmanaged, market-value weighted, value-oriented index comprised of small stocks that have relatively low price-to-book ratios and lower forecasted growth values. Unlike the Fund, the Russell 2000® Value Index is unmanaged, is not available for investment and does not incur expenses.

[8]

The Russell 2000® Index is composed of the 2,000 smallest stocks in the Russell 3000® Index and is widely regarded in the industry as the premier measure of small-cap stock performance. Unlike the Fund, the Russell 2000® Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are trademarks of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

5

AMG Managers Skyline Special Equities Fund Fund Snapshots (unaudited) December 31, 2019

PORTFOLIO BREAKDOWN
Sector	% of Net Assets
Industrials	29.9
Financials	23.7
Information Technology	16.5
Consumer Discretionary	12.3
Materials	8.7
Health Care	4.1
Short-Term Investments	6.5
Other Assets Less Liabilities	(1.7)

TOP TEN HOLDINGS
Security Name	% of Net Assets
Dine Brands Global, Inc.	3.0
BMC Stock Holdings, Inc.	2.8
SPX Corp.	2.6
Sanmina Corp.	2.2
Aaron’s, Inc.	2.2
Knowles Corp.	2.2
Perficient, Inc.	2.2
Reinsurance Group of America, Inc.	2.2
Essent Group, Ltd.	2.2
First Busey Corp.	2.1

Top Ten as a Group	23.7

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

6

AMG Managers Skyline Special Equities Fund Schedule of Portfolio Investments December 31, 2019

	Shares	Value
Common Stocks - 95.2%
Consumer Discretionary - 12.3%
Aaron’s, Inc.	192,700	$11,005,097
Brunswick Corp.	141,800	8,505,164
The Children’s Place, Inc.[1]	134,800	8,427,696
Dine Brands Global, Inc.[1]	175,600	14,666,112
LCI Industries	80,850	8,661,461
Winnebago Industries, Inc.[1]	177,700	9,414,546
Total Consumer Discretionary		60,680,076
Financials - 23.7%
BancorpSouth Bank	329,000	10,333,890
Essent Group, Ltd.	206,950	10,759,330
First Busey Corp.	389,543	10,712,432
First Midwest Bancorp, Inc.	408,204	9,413,184
Focus Financial Partners, Inc., Class A*	211,500	6,232,905
Hancock Whitney Corp.	215,900	9,473,692
Kemper Corp.	80,759	6,258,823
National Bank Holdings Corp., Class A	221,200	7,790,664
Reinsurance Group of America, Inc.	66,047	10,769,624
Sterling Bancorp	482,720	10,175,738
UMB Financial Corp.	112,700	7,735,728
Umpqua Holdings Corp.	422,314	7,474,958
WSFS Financial Corp.	221,900	9,761,381
Total Financials		116,892,349
Health Care - 4.1%
Acadia Healthcare Co., Inc.*,1	204,500	6,793,490
AMN Healthcare Services, Inc.*	106,800	6,654,708
Prestige Consumer Healthcare, Inc.*,1	167,600	6,787,800
Total Health Care		20,235,998
Industrials - 29.9%
American Woodmark Corp.*	77,800	8,130,878
Beacon Roofing Supply, Inc.*	203,000	6,491,940
BMC Stock Holdings, Inc.*	479,020	13,743,084
Columbus McKinnon Corp.	164,150	6,570,924
Deluxe Corp.	133,100	6,644,352
EnPro Industries, Inc.	80,100	5,357,088
Gibraltar Industries, Inc.*	187,100	9,437,324
Hillenbrand, Inc.	235,300	7,837,843
JELD-WEN Holding,Inc.*	319,015	7,468,141
Knoll, Inc.	307,000	7,754,820
Korn Ferry	127,700	5,414,480
ManpowerGroup, Inc.	71,100	6,903,810
Rexnord Corp.*	275,626	8,990,920

	Shares	Value
Ryder System, Inc.	141,500	$7,684,865
Spartan Motors, Inc.	331,974	6,002,090
SPX Corp.*	251,900	12,816,672
TPI Composites, Inc.*,1	177,500	3,285,525
TriMas Corp.*	338,600	10,635,426
Welbilt, Inc.*,1	417,100	6,510,931
Total Industrials		147,681,113
Information Technology - 16.5%
Benchmark Electronics, Inc.	301,689	10,366,034
Knowles Corp.*,1	512,300	10,835,145
NCR Corp.*,1	238,800	8,396,208
Perficient, Inc.*	234,600	10,808,022
Sanmina Corp.*	323,910	11,090,678
Silicon Motion Technology Corp., ADR (Taiwan)[1]	179,800	9,117,658
TTM Technologies, Inc.*,1	455,600	6,856,780
Virtusa Corp.*	187,800	8,512,974
WNS Holdings, Ltd., ADR (India)*	81,898	5,417,553
Total Information Technology		81,401,052
Materials - 8.7%
Compass Minerals International,Inc.[1]	135,900	8,284,464
Ferro Corp.*	687,600	10,197,108
Minerals Technologies, Inc.	143,500	8,269,905
Neenah, Inc.	108,100	7,613,483
Orion Engineered Carbons, S.A. (Luxembourg)	445,500	8,598,150
Total Materials		42,963,110
Total Common Stocks (Cost $333,071,084)		469,853,698

	Principal Amount
Short-Term Investments - 6.5%
Joint Repurchase Agreements - 1.6%[2]
Bank of Nova Scotia, dated 12/31/19, due 01/02/20, 1.570% total to be received $1,883,261 (collateralized by various U.S. Government Agency Obligations, 2.500% - 6.500%, 09/01/24 - 11/01/49, totaling $1,920,926)	$1,883,097	1,883,097
Cantor Fitzgerald Securities, Inc., dated 12/31/19,due 01/02/20, 1.580% total to be received $1,883,262 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 8.500%, 01/25/20 - 10/15/60, totaling $1,920,759)	1,883,097	1,883,097

The accompanying notes are an integral part of these financial statements.

7

AMG Managers Skyline Special Equities Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Joint Repurchase Agreements - 1.6%[2] (continued)
Citadel Securities LLC, dated 12/31/19, due 01/02/20, 1.600% total to be received $396,133 (collateralized by various U.S. Treasuries, 0.000% - 8.500%, 01/15/20 - 11/15/48, totaling $404,056)	$396,098	$396,098
Citigroup Global Markets, Inc., dated 12/31/19, due 01/02/20, 1.570% total to be received $1,883,261 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 9.000%, 02/13/20 - 09/20/69, totaling $1,920,759)	1,883,097	1,883,097
RBC Dominion Securities, Inc., dated 12/31/19, due 01/02/20, 1.570% total to be received $1,883,261 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 6.500%, 06/30/21 - 12/01/49, totaling $1,920,759)	1,883,097	1,883,097
Total Joint Repurchase Agreements		7,928,486

*	Non-income producing security.
[1]

Some of these securities, amounting to $45,374,446 or 9.2% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

	Shares	Value
Other Investment Companies - 4.9%
Dreyfus Government Cash Management Fund, Institutional Shares, 1.51%[3]	7,962,199	$7,962,199
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 1.55%[3]	7,962,200	7,962,200
JPMorgan U.S. Government Money Market Fund, IM Shares, 1.53%[3]	8,203,479	8,203,479
Total Other Investment Companies		24,127,878
Total Short-Term Investments (Cost $32,056,364)		32,056,364
Total Investments - 101.7% (Cost $365,127,448)		501,910,062
Other Assets, less Liabilities - (1.7)%		(8,222,133)
Net Assets - 100.0%		$493,687,929

[3]	Yield shown represents the December 31, 2019, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

ADR American Depositary Receipt

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2019:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks†	$469,853,698	—	—	$469,853,698
Short-Term Investments
Joint Repurchase Agreements	—	$7,928,486	—	7,928,486
Other Investment Companies	24,127,878	—	—	24,127,878

Total Investments in Securities	$493,981,576	$7,928,486	—	$501,910,062

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2019, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

8

Statement of Assets and Liabilities December 31, 2019

AMG Managers Skyline Special Equities Fund
Assets:
Investments at value[1] (including securities on loan valued at $45,374,446)	$501,910,062
Dividend, interest and other receivables	463,396
Receivable for Fund shares sold	97,690
Prepaid expenses and other assets	23,597
Total assets	502,494,745
Liabilities:
Payable upon return of securities loaned	7,928,486
Payable for Fund shares repurchased	267,143
Accrued expenses:
Investment advisory and management fees	378,793
Administrative fees	63,038
Shareholder service fees	85,443
Other	83,913
Total liabilities	8,806,816
Net Assets	$493,687,929
[1] Investments at cost	$365,127,448

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities (continued)

AMG Managers Skyline Special Equities Fund
Net Assets Represent:
Paid-in capital	$342,777,106
Total distributable earnings	150,910,823
Net Assets	$493,687,929
Class N:
Net Assets	$359,549,800
Shares outstanding	9,675,466
Net asset value, offering and redemption price per share	$37.16
Class I:
Net Assets	$122,322,724
Shares outstanding	3,285,739
Net asset value, offering and redemption price per share	$37.23
Class Z:
Net Assets	$11,815,405
Shares outstanding	317,927
Net asset value, offering and redemption price per share	$37.16

The accompanying notes are an integral part of these financial statements.

10

Statement of Operations For the fiscal year ended December 31, 2019

AMG Managers Skyline Special Equities Fund
Investment Income:
Dividend income	$7,730,846
Interest income	4,491
Securities lending income	90,740
Foreign withholding tax	(60,963)
Total investment income	7,765,114
Expenses:
Investment advisory and management fees	4,179,594
Administrative fees	858,821
Shareholder servicing fees - Class N	956,607
Shareholder servicing fees - Class I	149,927
Reports to shareholders	89,529
Professional fees	69,698
Registration fees	66,197
Trustee fees and expenses	52,971
Custodian fees	49,615
Transfer agent fees	40,768
Miscellaneous	25,343
Total expenses before offsets	6,539,070
Expense reimbursements	(165,098)
Net expenses	6,373,972
Net investment income	1,391,142
Net Realized and Unrealized Gain:
Net realized gain on investments	74,784,563
Net change in unrealized appreciation/depreciation on investments	94,756,214
Net realized and unrealized gain	169,540,777
Net increase in net assets resulting from operations	$170,931,919

The accompanying notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets For the fiscal years ended December 31,

	AMG Managers Skyline Special Equities Fund
	2019	2018
Increase (Decrease) in Net Assets Resulting From Operations:
Net investment income	$1,391,142	$325,583
Net realized gain on investments	74,784,563	86,738,361
Net change in unrealized appreciation/depreciation on investments	94,756,214	(277,608,480)
Net increase (decrease) in net assets resulting from operations	170,931,919	(190,544,536)
Distributions to Shareholders:
Class N	(24,262,547)	(58,028,548)
Class I	(8,703,483)	(43,866,418)
Class Z	(789,359)	(2,131,734)
Total distributions to shareholders	(33,755,389)	(104,026,700)
Capital Share Transactions:[1]
Net decrease from capital share transactions	(392,753,505)	(251,955,198)
Total decrease in net assets	(255,576,975)	(546,526,434)
Net Assets:
Beginning of year	749,264,904	1,295,791,338
End of year	$493,687,929	$749,264,904

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

12

AMG Managers Skyline Special Equities Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class N	2019	2018	2017[1]	2016[2]	2015
Net Asset Value, Beginning of Year	$30.93	$43.98	$43.30	$35.71	$39.88
Income (loss) from Investment Operations:
Net investment income (loss)[3,4]	0.07	(0.01)	(0.08)	(0.01)	(0.03	)5
Net realized and unrealized gain (loss) on investments	8.79	(8.40)	3.73	7.61	(2.36)
Total income (loss) from investment operations	8.86	(8.41)	3.65	7.60	(2.39)
Less Distributions to Shareholders from:
Net investment income	(0.09)	—	—	—	(0.00)[6]
Net realized gain on investments	(2.54)	(4.64)	(2.97)	(0.01)	(1.78)
Total distributions to shareholders	(2.63)	(4.64)	(2.97)	(0.01)	(1.78)
Net Asset Value, End of Year	$37.16	$30.93	$43.98	$43.30	$35.71
Total Return[4]	28.64%[7]	(19.00)%[7]	8.39%[7]	21.31%[7]	(6.02)%
Ratio of net expenses to average net assets	1.17%	1.17%	1.25%	1.32%	1.32%
Ratio of gross expenses to average net assets[8]	1.20%	1.18%	1.27%	1.42%	1.45%
Ratio of net investment income (loss) to average net assets[4]	0.19%	(0.03)%	(0.18)%	(0.03)%	(0.08)%
Portfolio turnover	20%	24%	33%	34%	31%
Net assets end of year (000’s) omitted	$359,550	$425,540	$923,139	$1,502,587	$1,317,946

13

AMG Managers Skyline Special Equities Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal years ended December 31,		For the fiscal period ended December 31,
Class I	2019	2018	2017[9]
Net Asset Value, Beginning of Period	$31.05	$44.06	$43.64
Income (loss) from Investment Operations:
Net investment income[3,4]	0.13	0.06	0.02
Net realized and unrealized gain (loss) on investments	8.83	(8.43)	3.37
Total income (loss) from investment operations	8.96	(8.37)	3.39
Less Distributions to Shareholders from:
Net investment income	(0.24)	—	—
Net realized gain on investments	(2.54)	(4.64)	(2.97)
Total distributions to shareholders	(2.78)	(4.64)	(2.97)
Net Asset Value, End of Period	$37.23	$31.05	$44.06
Total Return[4]	28.86%[7]	(18.88)%[7]	7.73%[7,10]
Ratio of net expenses to average net assets	1.01%	1.01%	1.13%[11]
Ratio of gross expenses to average net assets[8]	1.04%	1.02%	1.15%[11]
Ratio of net investment income to average net assets[4]	0.35%	0.13%	0.06%[11]
Portfolio turnover	20%	24%	33%
Net assets end of period (000’s) omitted	$122,323	$306,757	$362,723

14

AMG Managers Skyline Special Equities Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal year ended December 31,		For the fiscal period ended December 31,
Class Z	2019	2018	2017[9]
Net Asset Value, Beginning of Period	$31.10	$44.08	$43.64
Income (loss) from Investment Operations:
Net investment income[3,4]	0.16	0.10	0.08
Net realized and unrealized gain (loss) on investments	8.84	(8.44)	3.33
Total income (loss) from investment operations	9.00	(8.34)	3.41
Less Distributions to Shareholders from:
Net investment income	(0.40)	—	—
Net realized gain on investments	(2.54)	(4.64)	(2.97)
Total distributions to shareholders	(2.94)	(4.64)	(2.97)
Net Asset Value, End of Period	$37.16	$31.10	$44.08
Total Return[4]	28.94%[7]	(18.80)%[7]	7.78%[7,10]
Ratio of net expenses to average net assets	0.92%	0.92%	0.98%[11]
Ratio of gross expenses to average net assets[8]	0.95%	0.93%	1.00%[11]
Ratio of net investment income to average net assets[4]	0.44%	0.22%	0.21%[11]
Portfolio turnover	20%	24%	33%
Net assets end of period (000’s) omitted	$11,815	$16,969	$9,929

[1]	Effective February 27, 2017, Class S was renamed Class N.
[2]	Effective October 1, 2016, the Fund’s shares were reclassified and redesignated to Class S.
[3]	Per share numbers have been calculated using average shares.
[4]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
[5]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.04).
[6]	Less than $(0.005) per share.
[7]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[8]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[9]	Commencement of operations was on February 27, 2017.
[10]	Not annualized.
[11]	Annualized.

15

Notes to Financial Statements December 31, 2019

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING

POLICIES

AMG Funds (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report is the AMG Managers Skyline Special Equities Fund (the “Fund”).

The Fund offers Class N, Class I, and Class Z shares. Each class represents an interest in the same assets of the Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may have different net asset values per share to the extent the share classes pay different distribution amounts and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end registered investment companies are valued at their end of day net asset value per share.

The Fund’s portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. The Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Fund, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in the Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default

16

Notes to Financial Statements (continued)

rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, swaps, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trust and other trusts or funds within the AMG Funds Family of Funds (collectively the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are primarily due to tax equalization utilized. Temporary differences are primarily due to wash sales loss deferrals.

The tax character of distributions paid during the fiscal years ended December 31, 2019 and December 31, 2018 were as follows:

Distributions paid from:	2019	2018
Ordinary income	$1,715,345	$1,284
Short-term capital gains	—	8,636,307
Long-term capital gains	32,040,044	95,389,109

	$33,755,389	$104,026,700

As of December 31, 2019, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

Undistributed ordinary income	$96
Undistributed long-term capital gains	15,607,784

At December 31, 2019, the cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Cost	Appreciation	Depreciation	Net
$366,607,119	$146,680,587	$(11,377,644)	$135,302,943

e. FEDERAL TAXES

The Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Fund’s tax positions taken on federal income tax returns as of December 31, 2019, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2019, the Fund had no capital loss carryovers for federal income tax purposes. Should the Fund incur net capital losses for the fiscal year ended December 31, 2020, such amounts may be used to offset future realized capital gains indefinitely, and retain their character as short-term and/or long-term.

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for the Fund the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date. Prior to March 1, 2019, the Fund deducted a 2.00% redemption fee from the proceeds of any redemption of shares (including a redemption by exchange) if the redemption occurred within 30 days of the purchase of those shares. For the fiscal year ended December 31, 2019 and December 31, 2018, the Fund received redemption fees amounting to $838 and $12,724, respectively. These amounts are netted against the cost of shares repurchased.

17

Notes to Financial Statements (continued)

For the fiscal years ended December 31, 2019 and December 31, 2018, the capital stock transactions by class for the Fund were as follows:

	December 31, 2019		December 31, 2018
	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	1,057,605	$37,582,901	1,867,751	$82,604,120
Reinvestment of distributions	651,093	24,090,437	1,878,155	57,527,889
Cost of shares repurchased	(5,790,451)	(205,246,902)	(10,977,412)	(470,658,220)

Net decrease	(4,081,753)	$(143,573,564)	(7,231,506)	$(330,526,211)

Class I:
Proceeds from sale of shares	2,028,039	$69,243,080	2,961,450	$126,736,356
Reinvestment of distributions	230,009	8,526,416	1,414,575	43,499,328
Cost of shares repurchased	(8,850,520)	(318,805,182)	(2,729,802)	(104,420,264)

Net increase (decrease)	(6,592,472)	$(241,035,686)	1,646,223	$65,815,420

Class Z:
Proceeds from sale of shares	92,524	$3,363,298	284,513	$12,071,000
Reinvestment of distributions	21,334	789,359	69,235	2,131,734
Cost of shares repurchased	(341,573)	(12,296,912)	(33,357)	(1,447,141)

Net increase (decrease)	(227,715)	$(8,144,255)	320,391	$12,755,593

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Fund may enter into third-party repurchase agreements for temporary cash management purposes and third-party or bilateral joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Fund participates on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. Pursuant to the Program, the Fund is indemnified for such losses by BNYM on joint repurchase agreements.

At December 31, 2019, the market value of Repurchase Agreements outstanding was $7,928,486.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration and operations. The Investment Manager selects one or more subadvisers for the Fund (subject to Board approval)

and monitors each subadviser’s investment performance, security holdings and investment strategies. The Fund’s investment portfolio is managed by Skyline Asset Management, L.P., who serves pursuant to a subadvisory agreement with the Investment Manager.

Investment management fees are paid directly by the Fund to the Investment Manager based on average daily net assets. For the fiscal year ended December 31, 2019, the Fund paid an investment management fee at the annual rate of 0.73% of the average daily net assets of the Fund.

The Investment Manager has contractually agreed, through at least May 1, 2020, to waive management fees and/or pay or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts, and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses and extraordinary expenses) of the Fund to the annual rate of 0.92%, of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

18

Notes to Financial Statements (continued)

In general, for a period of up to 36 months, the Investment Manager may recover from the Fund fees waived and expenses paid pursuant to this contractual agreement, provided that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount.

At December 31, 2019, the Fund’s expiration of reimbursements subject to recoupment is as follows:

Expiration
Period
Less than 1 year	$49,052
1-2 years	147,194
2-3 years	165,098

Total	$361,344

The Trust, on behalf of the Fund, has entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Fund’s operations, including administration and shareholder services to the Fund. The Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Fund is distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

For each of the Class N and Class I Shares, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Fund may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of the Fund’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the fiscal year ended December 31, 2019, were as follows:

	Maximum Annual Amount Approved	Actual Amount Incurred
Class N	0.25%	0.25%
Class I	0.15%	0.09%

The Board provides supervision of the affairs of the Trust and other trusts within the AMG Funds family. The Trustees of the Trust who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits the Fund to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the fiscal year ended December 31, 2019, the Fund lent a maximum of $9,219,636 for fourteen days earning interest of $4,491. The interest income amount is included in the Statement of Operations as interest income. At December 31, 2019, the Fund had no interfund loans outstanding.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended December 31, 2019, were $109,206,419 and $542,521,103, respectively.

The Fund had no purchases or sales of U.S. Government Obligations during the fiscal year ended December 31, 2019.

4. PORTFOLIO SECURITIES LOANED

The Fund participates in the Program providing for the lending of securities to qualified borrowers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash, U.S. Treasury Obligations or U.S. Government Agency Obligations. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the

19

Notes to Financial Statements (continued)

borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Fund is indemnified for such losses by BNYM. Cash collateral is held in separate omnibus accounts managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements for that cash collateral. Securities collateral is held in separate omnibus accounts managed by BNYM that cannot be sold or pledged. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

The value of securities loaned on positions held, cash collateral and securities collateral received at December 31, 2019, were as follows:

Securities Loaned	Cash Collateral Received	Securities Collateral Received	Total Collateral Received
$45,374,446	$7,928,486	$38,353,892	$46,282,378

The following table summarizes the securities received as collateral for securities lending at December 31, 2019:

Collateral Type	Coupon Range		Maturity Date Range
U.S. Treasury Obligations	0.000	%-8.500%	01/09/20-05/15/49

5. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund had no prior claims or losses and expects the risks of loss to be remote.

6. MASTER NETTING AGREEMENTS

The Fund may enter into master netting agreements with its counterparties for the securities lending program and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

The following table is a summary of the Fund’s open Repurchase Agreements that are subject to a master netting agreement as of December 31, 2019:

		Gross Amount Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Offset Amount	Net Asset Balance	Collateral Received	Net Amount
Bank of Nova Scotia	$1,883,097	—	$1,883,097	$1,883,097	—
Cantor Fitzgerald Securities, Inc.	1,883,097	—	1,883,097	1,883,097	—
Citadel Securities LLC	396,098	—	396,098	396,098	—
Citigroup Global Markets, Inc.	1,883,097	—	1,883,097	1,883,097	—
RBC Dominion Securities, Inc.	1,883,097	—	1,883,097	1,883,097	—

Total	$7,928,486	—	$7,928,486	$7,928,486	—

7. SUBSEQUENT EVENTS

The Fund has determined that no material events or transactions occurred through the issuance date of the Fund’s financial statements which require an additional disclosure in or adjustment of the Fund’s financial statements.

20

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS AND SHAREHOLDERS OF AMG MANAGERS SKYLINE SPECIAL EQUITIES FUND

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AMG Managers Skyline Special Equities Fund (one of the funds constituting AMG Funds, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more investment companies in the AMG Funds Family since 1993.

21

Other Information

TAX INFORMATION

AMG Managers Skyline Special Equities Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2019 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG Managers Skyline Special Equities Fund hereby designates $47,410,343 as a capital gain distribution with respect to the taxable fiscal year ended December 31, 2019, or if subsequently determined to be different, the net capital gains of such year.

22

AMG Funds Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees.Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2012 • Oversees 49 Funds in Fund Complex	Bruce B. Bingham, 71 Partner, Hamilton Partners (real estate development firm) (1987-Present); Director of The Yacktman Funds (2000-2012).

• Trustee since 1999 • Oversees 49 Funds in Fund Complex

Edward J. Kaier, 74

Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (2002-2019); Trustee of Third Avenue Variable Trust (2002-2019).

• Trustee since 2013 • Oversees 52 Funds in Fund Complex

Kurt A. Keilhacker, 56

Managing Partner, TechFund Capital (1997-Present); Managing Partner, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Partner, Elementum Ventures (2013-Present); Director, MetricStory, Inc. (2017-Present); Trustee, Wheaton College (2018-Present); Trustee, Gordon College (2001-2016).

• Trustee since 2000 • Oversees 49 Funds in Fund Complex

Steven J. Paggioli, 69

Independent Consultant (2002-Present); Trustee, Professionally Managed Portfolios (28 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Muzinich BDC, Inc. (business development company) (2019-Present); Independent Director, Chase Investment Counsel (2008–2019); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001).

• Trustee since 2013 • Oversees 49 Funds in Fund Complex	Richard F. Powers III, 73 Adjunct Professor, U.S. Naval War College (2016-Present); Adjunct Professor, Boston College (2010-2013); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Independent Chairman • Trustee since 2000 • Oversees 52 Funds in Fund Complex

Eric Rakowski, 61

Professor of Law, University of California at Berkeley School of Law - Boalt Hall (1990-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Trustee of Third Avenue Trust (2002-2019); Trustee of Third Avenue Variable Trust (2002-2019).

• Trustee since 2013 • Oversees 52 Funds in Fund Complex

Victoria L. Sassine, 54

Adjunct Professor, Babson College (2007–Present); Director, Board of Directors, PRG Group (2017-Present); CEO, Founder, Scale Smarter Partners, LLC (2018-Present); Chairperson, Board of Directors, Business Management Associates (2018-Present).

• Trustee since 2004 • Oversees 49 Funds in Fund Complex

Thomas R. Schneeweis, 72

Professor Emeritus, University of Massachusetts (2013-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Co-Owner, Quantitative Investment Technologies (2014-Present); Director of Research, Yes Wealth Management (2018-Present); Partner, S Capital Wealth Advisors (2015-2018); Partner, S Capital Management, LLC (2007-2015); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC)(2001-2013).

23

AMG Funds Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2011 • Oversees 52 Funds in Fund Complex

Christine C. Carsman, 67

Senior Policy Advisor, Affiliated Managers Group, Inc. (2019-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2017-2018); Director (2010-2018) and Chair of the Board of Directors (2015-2018), AMG Funds plc; Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-2016); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers
Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years

• President since 2018 • Principal Executive Officer since 2018 • Chief Executive Officer since 2018 • Chief Operating Officer since 2007

Keitha L. Kinne, 61

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); President and Principal, AMG Distributors, Inc. (2018-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); President, Chief Executive Officer and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2018-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and

Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President and Principal, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015 • Chief Legal Officer since 2015

Mark J. Duggan, 54

Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2017 • Treasurer since 2017 • Principal Financial Officer since 2017 • Principal Accounting Officer since 2017

Thomas G. Disbrow, 53

Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director - Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director - Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).

• Deputy Treasurer since 2017

John A. Starace, 49

Director, Mutual Fund Accounting, AMG Funds LLC (2017-Present); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP.

• Chief Compliance Officer since 2019

Patrick J. Spellman, 45

Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present) Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-2019); Anti-Money Laundering Officer, AMG Funds IV, (2016-2019); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016

Maureen A. Meredith, 34

Vice President, Counsel, AMG Funds LLC (2019-Present); Director, Counsel, AMG Funds LLC (2017-2018); Vice President, Counsel, AMG Funds LLC (2015-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

• Anti-Money Laundering Compliance Officer since 2019

Hector D. Roman, 42

Director, Legal and Compliance, AMG Funds LLC (2020-Present); Manager, Legal and Compliance, AMG Funds LLC (2017-2019); Director of Compliance, Morgan Stanley Investment Management (2015-2017); Senior Advisory, PricewaterhouseCoopers LLP (2014-2015); Risk Manager, Barclays Investment Bank (2008-2014); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present).

24

INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.548.4539

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.548.4539

SUBADVISER

Skyline Asset Management, L.P.

120 South LaSalle Street, Suite 1320

Chicago, IL 60603

CUSTODIAN

The Bank of New York Mellon

111 Sanders Creek Parkway

East Syracuse, NY 13057

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

800.548.4539

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.548.4539. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for the Fund are available on the Fund’s website at amgfunds.com.

A description of the policies and procedures the Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.548.4539, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding the Fund’s proxy voting record for the 12-month period ended June 30, call 800.548.4539 or visit the SEC website at sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT, which has replaced Form N-Q. The Fund’s portfolio holdings on Form N-PORT are available on the SEC’s website at sec.gov. To review a complete list of the Fund’s portfolio holdings, or to view the most recent semiannual report or annual report, please visit amgfunds.com.

amgfunds.com |	25

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG FQ Tax-Managed U.S. Equity

AMG FQ Long-Short Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Co., LLC

AMG GW&K Small Cap Core

AMG GW&K Small/Mid Cap

AMG GW&K Trilogy Emerging Markets Equity

AMG GW&K Trilogy Emerging Wealth Equity

GW&K Investment Management, LLC

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Dividend All Cap Value II

AMG River Road Focused Absolute Value

AMG River Road Long-Short

AMG River Road Small-Mid Cap Value AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG SouthernSun Small Cap

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare Global Small Cap

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Focused Fund - Security Selection Only

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond ESG

AMG GW&K Enhanced Core Bond ESG

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management LLC

AMG Managers CenterSquare Real Estate

CenterSquare Investment Management LLC

AMG Managers Emerging Opportunities

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Fairpointe ESG Equity

AMG Managers Fairpointe Mid Cap

Fairpointe Capital LLC

AMG Managers LMCG Small Cap Growth

LMCG Investments, LLC

AMG Managers Montag & Caldwell Growth

Montag & Caldwell,LLC

AMG Managers Pictet International

Pictet Asset Management Limited

AMG Managers Silvercrest Small Cap

Silvercrest Asset Management Group LLC

AMG Managers Skyline Special Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P. Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P. Federated MDTA LLC

FIXED INCOME FUNDS

AMG Managers Doubleline Core Plus Bond

DoubleLine Capital LP

AMG Managers Global Income Opportunity

AMG Managers Loomis Sayles Bond

Loomis, Sayles & Company,L.P.

amgfunds.com	123119	AR018

ANNUAL REPORT

AMG Funds December 31, 2019 AMG Renaissance Large Cap Growth Fund Class N: MRLTX | Class I: MRLSX | Class Z: MRLIX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (https://www.amgfunds.com/resources/order_literature.html), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary or, if you invest directly with the Fund, by logging into your account at www.amgfunds.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1.800.548.4539 to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds in the AMG Funds Family of Funds held in your account if you invest through your financial intermediary or all funds in the AMG Funds Family of Funds held with the fund complex if you invest directly with the Fund.

amgfunds.com	123119	AR024

AMG Funds Annual Report — December 31, 2019

TABLE OF CONTENTS	PAGE
LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS AND SCHEDULE OF PORTFOLIO INVESTMENTS	4

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	9

Balance sheet, net asset value (NAV) per share computations and cumulative distributable earnings (loss)

Statement of Operations	11

Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	12

Detail of changes in assets for the past two fiscal years

Financial Highlights	13

Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	16

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	21

OTHER INFORMATION	22

TRUSTEES AND OFFICERS	23

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds Family of Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

The U.S. bull market celebrated its 10-year anniversary during the fiscal year ended December 31, 2019, as stocks proved resilient in the face of global economic weakness, rising geopolitical tensions, and the ongoing trade war. After a painful selloff in late 2018, a dovish pivot from global central banks rescued investors and fueled a strong rebound early in 2019. The rally picked up steam in the final months of the year, as trade tensions eased when the U.S. and China agreed to a limited “phase one” deal in December following months of tense back-and-forth negotiations. The yield curve, which had inverted earlier in the year and raised investor anxiety given its track record for predicting an impending recession, was no longer inverted by year-end as the U.S. Federal Reserve (the Fed) cut short-term rates. Worries over a near-term recession lifted while the yield curve steepened and trade developments improved, leading to a wave of investor confidence and strong equity returns, with the S&P 500® Index returning 31.49%. International equities were also resistant to pressures facing the global economy and generated a 21.51% return as measured by the MSCI All Country World ex USA Index.

In total, all eleven sectors of the S&P 500® Index were strongly positive during the prior twelve months, each producing double-digit returns. The higher growth information technology sector led the way with a 50.31% return while the communication services and financial sectors followed closely behind. Energy was the worst performing sector during the fiscal year, yet still produced a very respectable 11.81% return. Growth stocks outperformed Value stocks for the full fiscal year with returns of 36.39% and 26.54% for the Russell 1000® Growth and Russell 1000® Value Indexes, respectively. The cycle of U.S. outperformance over international equities continued but international developed and emerging markets still produced solid positive returns, with the MSCI EAFE and MSCI Emerging Markets Index returning 22.01% and 18.42%, respectively.

Interest rates fell dramatically over the fiscal year and led to strong returns for bond investors as the Fed shifted to a more dovish policy stance early in 2019 and eventually cut short-term rates three times during the year. The 10-year Treasury yield fell from its recent high of 3.24% last November to a low of 1.47% in early September and then edged slightly higher to finish the year at 1.92%. The plunge in long-term interest rates caused the yield curve to briefly invert with 2-year yields rising higher than the 10-year yields. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. bond market performance, ended the fiscal year with an 8.72% return. High yield bonds outperformed the broader bond market and returned 14.32% as measured by the return of the Bloomberg Barclays U.S. Corporate High Yield Bond Index. Municipal bonds also performed strongly with a 7.54% return for the Bloomberg Barclays Municipal Bond Index.

AMG Funds appreciates the privilege of providing investment tools to you and your clients. Our foremost goal is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. AMG Funds provides access to a distinctive array of actively managed return-oriented investment strategies. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Keitha Kinne

President

AMG Funds

Average Annual Total Returns		Periods ended December 31, 2019*
Stocks:		1 Year	3 Years	5 Years
Large Cap	(S&P 500® Index)	31.49%	15.27%	11.70%
Small Cap	(Russell 2000® Index)	25.52%	8.59%	8.23%
International	(MSCI All Country World ex USA Index)	21.51%	9.87%	5.51%

Bonds:
Investment Grade	(Bloomberg Barclays U.S. Aggregate Bond Index)	8.72%	4.03%	3.05%
High Yield	(Bloomberg Barclays U.S. Corporate High Yield Bond Index)	14.32%	6.37%	6.13%
Tax-exempt	(Bloomberg Barclays Municipal Bond Index)	7.54%	4.72%	3.53%
Treasury Bills	(ICE BofAML U.S. 6-Month Treasury Bill Index)	2.57%	1.81%	1.26%

*	Source: FactSet. Past performance is no guarantee of future results.

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2019	Expense Ratio for the Period	Beginning Account Value 07/01/19	Ending Account Value 12/31/19	Expenses Paid During the Period*
AMG Renaissance Large Cap Growth Fund
Based on Actual Fund Return
Class N	1.00%	$1,000	$1,110	$5.32
Class I	0.76%	$1,000	$1,112	$4.04
Class Z	0.66%	$1,000	$1,113	$3.51

Based on Hypothetical 5% Annual Return
Class N	1.00%	$1,000	$1,020	$5.09
Class I	0.76%	$1,000	$1,021	$3.87
Class Z	0.66%	$1,000	$1,022	$3.36

*

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

3

AMG Renaissance Large Cap Growth Fund Portfolio Manager’s Comments (unaudited)

For the fiscal year ended December 31, 2019, the AMG Renaissance Large Cap Growth Fund (Class N shares) (the “Fund”) returned 35.16%, compared to the 36.39% return for the Russell 1000® Growth Index.

MARKET OVERVIEW

Stock prices surged during the fourth quarter, as the S&P 500® Index posted a gain of 9.1%. Health care, technology, and financial issues were among the stronger performers, while issues in the real estate, utilities, and consumer staples sectors were relative underperformers. The S&P 500® Index also posted its strongest calendar year of returns, 31.49%, since 2013. Bond yields rose slightly, as the 10-year Treasury yield ended the quarter at 1.82%.

In December, the U.S. Federal Reserve (the “Fed”) lowered its benchmark interest rate by 0.25%, to a range of 1.50%-1.75%, and also signaled that there would be no change in rates anticipated in 2020. In a statement on December 11, Fed Chairman Powell said that the Fed would like to see an upward move in inflation that is significant and persistent before it raises interest rates again. Given that the consensus expectation among investors at the beginning of 2019 was for a series of rate increases throughout the year, the Fed’s recent stance toward low rates is a bullish development.

Recession fears spiked earlier this year when the Treasury yield curve inverted, as yield curve inversions have historically preceded recessions. However, the yield curve has subsequently reverted to a more normal shape and economic data continues to point to a slowly but steadily expanding economy. The recently completed decade of 2010–2019 marks the first decade in history without the occurrence of a recession, but it is unlikely that recessions are now a thing of the past. Nevertheless, current data and the Fed’s recent interest rate moves suggest that the economy continues to be on a path of slow growth.

The stock market’s strong performance in 2019 naturally leads to a question of “What next?” While the future is unknowable, the historical evidence belies the idea that stock prices inevitably fall after a year of strong performance. Since 1926, when the market has gained 20% or more in a 12-month period, the average gain over the next 12 months has been 12.3%, with positive returns in 74.7% of those periods and negative returns in 25.3%.

The S&P 500® Index finished the decade of 2010–2019 with an annualized total return of 13.2%, marking the fourth best decade of returns since the 1920s. The 2010–2019 decade was markedly better than the previous one, which suffered from beginning near the peak of the technology bubble and ending near the end of the financial crisis. From an economic perspective, the decade just completed was more similar to the decades of the 1980s and 1990s, with generally moderate or declining rates of inflation and good corporate profit growth. Of course the decade just completed also benefited from the lack of any recession during the period, marking the first decade in U.S. history of economic growth uninterrupted by a recession.

The unprecedented efforts by the Fed to stimulate the economy during the Great Recession included quantitative easing and a sustained zero interest rate policy. Some observers suggest that the stock market recovery over the past decade is purely a function of these unusual programs rather than an actual recovery in stock market fundamentals. We disagree, as earnings/share and dividends/share have grown virtually in line with the S&P 500’s price over the past decade, suggesting that market fundamentals have driven price gains. It is true that the S&P 500’s P/E multiple rose over the past decade, but only moderately (from 18.9X at the end of 2009 to 21.1X today), and contributed only about 1.1% to the S&P 500’s annualized return for the decade.

A significant contributor to the market’s return over the past decade was the performance of the so-called “FANGMA” stocks, which accounted for 11% of the Russell 1000® Growth Index at the end of 2009, but over 30% of the Russell 1000® Growth Index at the end of 2019. Several of these companies enjoy strong business momentum and growth profiles. However, from a historical perspective, when a small group of companies account for a large proportion of a market index, the subsequent returns of that small group have tended to be disappointing. During the early 2000s, the market favorites were primarily technology companies, but subsequent performance was negatively impacted by high valuations and competitive pressures. It remains to be seen whether the current top 10 stocks (which include most of the FANGMA issues) will suffer the same fate, but we believe that good current investment opportunities continue to exist beyond the very largest companies in the index.

Inflation, as measured by the Consumer Price Index, averaged under 2% over the past decade. Inflation has benefited from the doubling of U.S. oil production over the past 10 years, reducing the potential impact of spikes in oil prices, as we experienced in the 1970s. The development of new technologies allowing consumers to comparison shop online, the aging of U.S. consumers, and the globalization of manufacturing have also contributed to lower inflation. Even with today’s low inflation, the yield on Treasury bonds is actually lower than inflation, meaning that today’s bond investors are willing to accept a negative real return. We believe that the investment potential of stocks is far higher than bonds, given current bond yields.

PERFORMANCE REVIEW

For the year 2019, our selections in the financial sector along with our underweighted position in the consumer staples sector made the most positive contribution to relative returns for the year. Notable performers over the period include Lam Research (+119%), KLA Corp (+104%), and Apple (+89%). On the negative side, our selections in the health care and information technology sectors detracted the most from our relative performance for the year. Notable underperformers include Biogen (-23%), Cigna (-14%), and Cognizant Technology Solutions (-9%).

OUTLOOK

We believe that market fundamentals remain relatively attractive, although good stock selection is likely to be even more critical going forward. We continue to favor a diversified portfolio of reasonably priced growth stocks. In particular, we find good opportunities in the technology, health care, and industrial sectors. Market volatility will likely increase in 2020 as we go through another election cycle, but investors with a long-term horizon are likely to enjoy good returns from stocks.

This commentary reflects the viewpoints of Renaissance Investment Management and is not intended as a forecast or guarantee of future results.

4

AMG Renaissance Large Cap Growth Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Renaissance Large Cap Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG Renaissance Large Cap Growth Fund’s Class N shares on December 31, 2009, to a $10,000 investment made in the Russell 1000® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Renaissance Large Cap Growth Fund and the Russell 1000® Growth Index for the same time periods ended December 31, 2019.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years
AMG Renaissance Large Cap Growth Fund[2,3,4,5]
Class N	35.16%	10.39%	13.02%
Class I	35.42%	10.70%	13.36%
Class Z	35.58%	10.85%	13.53%

Russell 1000® Growth Index[6]	36.39%	14.63%	15.22%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2019. All returns are in U.S. dollars ($).

[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]

The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[4]

Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[5]

The Fund invests in large-capitalization companies that may underperform other stock funds (such as funds that focus on small- and medium-capitalization companies) when stocks of large-capitalization companies are out of favor.

[6]

The Russell 1000® Growth Index is a market capitalization weighted index that measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 1000® Growth Index is unmanaged, is not available for investment and does not incur expenses.

The Russell 1000® Growth Index is a trademark of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

5

AMG Renaissance Large Cap Growth Fund Fund Snapshots (unaudited) December 31, 2019

PORTFOLIO BREAKDOWN

Sector	% of Net Assets
Information Technology	36.2
Health Care	14.0
Industrials	13.5
Communication Services	9.2
Consumer Discretionary	8.7
Financials	8.4
Consumer Staples	3.5
Materials	3.2
Real Estate	1.8
Short-Term Investments	1.6
Other Assets Less Liabilities	(0.1)

TOP TEN HOLDINGS

Security Name	% of Net Assets
Apple, Inc.	2.6
Microsoft Corp.	2.2
Alphabet, Inc., Class A	2.0
Facebook, Inc., Class A	1.9
CBRE Group, Inc., Class A	1.8
Waste Management, Inc.	1.8
Cintas Corp.	1.8
Amphenol Corp., Class A	1.8
S&P Global, Inc.	1.8
Comcast Corp., Class A	1.8

Top Ten as a Group	19.5

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

6

AMG Renaissance Large Cap Growth Fund Schedule of Portfolio Investments December 31, 2019

	Shares	Value
Common Stocks - 98.5%
Communication Services - 9.2%
Alphabet, Inc., Class A*	1,360	$1,821,570
Comcast Corp., Class A	36,625	1,647,026
Facebook, Inc., Class A*	8,744	1,794,706
IAC/InterActiveCorp.*	6,609	1,646,368
The Walt Disney Co.	11,044	1,597,294
Total Communication Services		8,506,964
Consumer Discretionary - 8.7%
Dollar General Corp.	9,785	1,526,264
The Home Depot, Inc.	7,414	1,619,070
Marriott International, Inc., Class A	10,754	1,628,478
O’Reilly Automotive, Inc.*	3,747	1,642,160
Ross Stores, Inc.	14,117	1,643,501
Total Consumer Discretionary		8,059,473
Consumer Staples - 3.5%
Church & Dwight Co., Inc.	22,370	1,573,506
Sysco Corp.	19,175	1,640,229
Total Consumer Staples		3,213,735
Financials - 8.4%
American Express Co.	13,086	1,629,076
The Progressive Corp.	19,094	1,382,215
S&P Global, Inc.	6,032	1,647,037
SVB Financial Group*	6,190	1,553,938
Synchrony Financial	43,593	1,569,784
Total Financials		7,782,050
Health Care - 14.0%
AbbVie, Inc.	18,391	1,628,339
Gilead Sciences, Inc.	24,451	1,588,826
HCA Healthcare, Inc.	11,115	1,642,908
Laboratory Corp. of America Holdings*	9,309	1,574,804
Merck &Co., Inc.	18,019	1,638,828
Thermo Fisher Scientific, Inc.	5,059	1,643,517
UnitedHealth Group, Inc.	5,563	1,635,411
Zoetis, Inc.	12,384	1,639,022
Total Health Care		12,991,655
Industrials - 13.5%
The Boeing Co.	4,061	1,322,912
Cintas Corp.	6,140	1,652,151
Illinois Tool Works, Inc.	9,071	1,629,424
L3Harris Technologies, Inc.	7,590	1,501,833
Lockheed Martin Corp.	4,049	1,576,600
Southwest Airlines Co.	29,198	1,576,108

	Shares	Value
Union Pacific Corp.	8,951	$1,618,251
Waste Management, Inc.	14,525	1,655,269
Total Industrials		12,532,548
Information Technology - 36.2%
Adobe, Inc.*	4,984	1,643,773
Akamai Technologies, Inc.*	18,890	1,631,718
Amphenol Corp., Class A	15,224	1,647,694
Apple, Inc.	8,404	2,467,835
Booz Allen Hamilton Holding Corp.	22,917	1,630,086
Cadence Design Systems, Inc.*	23,636	1,639,393
CDW Corp.	11,434	1,633,233
Cisco Systems, Inc.	28,421	1,363,071
Fidelity National Information Services, Inc.	11,414	1,587,573
Fortinet, Inc.*	15,306	1,634,069
Global Payments, Inc.	8,999	1,642,857
KLA Corp.	9,208	1,640,589
Lam Research Corp.	5,591	1,634,808
Mastercard, Inc., Class A	5,505	1,643,738
Microsoft Corp.	13,003	2,050,573
Motorola Solutions, Inc.	9,567	1,541,626
NVIDIA Corp.	6,933	1,631,335
PayPal Holdings, Inc.*	14,503	1,568,790
Texas Instruments, Inc.	12,832	1,646,217
Visa, Inc., Class A	8,721	1,638,676
Total Information Technology		33,517,654
Materials - 3.2%
Berry Global Group, Inc.*	30,101	1,429,497
Crown Holdings, Inc.*	21,760	1,578,470
Total Materials		3,007,967
Real Estate - 1.8%
CBRE Group, Inc., Class A*	27,071	1,659,182
Total Common Stocks (Cost $71,381,392)		91,271,228
Short-Term Investments - 1.6%
Other Investment Companies - 1.6%
Dreyfus Government Cash Management Fund, Institutional Shares, 1.51%[1]	493,527	493,527
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 1.55%[1]	493,528	493,528
JPMorgan U.S. Government Money Market Fund, IM Shares, 1.53%[1]	508,484	508,484
Total Short-Term Investments (Cost $1,495,539)		1,495,539

The accompanying notes are an integral part of these financial statements.

7

AMG Renaissance Large Cap Growth Fund Schedule of Portfolio Investments (continued)

Value
Total Investments - 100.1% (Cost $72,876,931)	$92,766,767
Other Assets, less Liabilities - (0.1)%	(83,942)
Net Assets - 100.0%	$92,682,825

*	Non-income producing security.
[1]	Yield shown represents the December 31, 2019, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2019:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks†	$91,271,228	—	—	$91,271,228
Short-Term Investments
Other Investment Companies	1,495,539	—	—	1,495,539

Total Investments in Securities	$92,766,767	—	—	$92,766,767

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2019, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

8

Statement of Assets and Liabilities December 31, 2019

AMG Renaissance Large Cap Growth Fund
Assets:
Investments at value[1]	$92,766,767
Dividend, interest and other receivables	56,558
Receivable for Fund shares sold	901
Receivable from affiliate	3,678
Prepaid expenses and other assets	12,737
Total assets	92,840,641
Liabilities:
Payable for Fund shares repurchased	39,360
Accrued expenses:
Investment advisory and management fees	40,682
Administrative fees	11,791
Distribution fees	13,475
Shareholder service fees	4,922
Other	47,586
Total liabilities	157,816
Net Assets	$92,682,825
[1] Investments at cost	$72,876,931

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities (continued)

AMG Renaissance Large Cap Growth Fund
Net Assets Represent:
Paid-in capital	$70,934,611
Total distributable earnings	21,748,214
Net Assets	$92,682,825
Class N:
Net Assets	$63,900,136
Shares outstanding	4,912,763
Net asset value, offering and redemption price per share	$13.01
Class I:
Net Assets	$8,410,398
Shares outstanding	640,042
Net asset value, offering and redemption price per share	$13.14
Class Z:
Net Assets	$20,372,291
Shares outstanding	1,574,788
Net asset value, offering and redemption price per share	$12.94

The accompanying notes are an integral part of these financial statements.

10

Statement of Operations For the fiscal year ended December 31, 2019

AMG Renaissance Large Cap Growth Fund
Investment Income:
Dividend income	$1,501,392
Interest income	538
Securities lending income	3,033
Total investment income	1,504,963
Expenses:
Investment advisory and management fees	516,246
Administrative fees	152,303
Distribution fees - Class N	152,005
Shareholder servicing fees - Class N	54,591
Shareholder servicing fees - Class I	8,179
Registration fees	49,631
Professional fees	35,271
Custodian fees	23,082
Reports to shareholders	21,188
Transfer agent fees	17,801
Trustee fees and expenses	9,365
Miscellaneous	10,524
Total expenses before offsets	1,050,186
Expense reimbursements	(159,989)
Expense reductions	(5,694)
Net expenses	884,503
Net investment income	620,460
Net Realized and Unrealized Gain:
Net realized gain on investments	8,267,390
Net change in unrealized appreciation/depreciation on investments	22,737,875
Net realized and unrealized gain	31,005,265
Net increase in net assets resulting from operations	$31,625,725

The accompanying notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets For the fiscal years ended December 31,

	AMG Renaissance Large Cap Growth Fund
	2019	2018
Increase (Decrease) in Net Assets Resulting From Operations:
Net investment income	$620,460	$877,882
Net realized gain on investments	8,267,390	18,963,412
Net change in unrealized appreciation/depreciation on investments	22,737,875	(27,091,924)
Net increase (decrease) in net assets resulting from operations	31,625,725	(7,250,630)
Distributions to Shareholders:
Class N	(5,201,740)	(10,843,577)
Class I	(694,954)	(2,227,634)
Class Z	(1,801,441)	(8,239,995)
Total distributions to shareholders	(7,698,135)	(21,311,206)
Capital Share Transactions:[1]
Net decrease from capital share transactions	(36,235,855)	(51,703,589)
Total decrease in net assets	(12,308,265)	(80,265,425)
Net Assets:
Beginning of year	104,991,090	185,256,515
End of year	$92,682,825	$104,991,090

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

12

AMG Renaissance Large Cap Growth Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class N	2019	2018	2017	2016[1]	2015
Net Asset Value, Beginning of Year	$10.48	$14.03	$11.86	$11.10	$11.51
Income (loss) from Investment Operations:
Net investment income[2,3]	0.06	0.06	0.08	0.04	0.01
Net realized and unrealized gain (loss) on investments	3.61	(1.09)	2.54	0.94	(0.18)
Total income (loss) from investment operations	3.67	(1.03)	2.62	0.98	(0.17)
Less Distributions to Shareholders from:
Net investment income	(0.08)	(0.07)	(0.07)	(0.05)	—
Net realized gain on investments	(1.06)	(2.45)	(0.38)	(0.17)	(0.24)
Total distributions to shareholders	(1.14)	(2.52)	(0.45)	(0.22)	(0.24)
Net Asset Value, End of Year	$13.01	$10.48	$14.03	$11.86	$11.10
Total Return[3,4]	35.16%	(7.23)%	22.03%	8.81%	(1.53)%
Ratio of net expenses to average net assets[5]	1.00%	1.00%	1.02%	1.15%	1.14%
Ratio of gross expenses to average net assets[6]	1.17%	1.12%	1.16%	1.44%	1.58%
Ratio of net investment income to average net assets[3]	0.48%	0.45%	0.59%	0.39%	0.09%
Portfolio turnover	40%	38%	33%	37%	48%
Net assets end of year (000’s) omitted	$63,900	$54,595	$70,781	$3,069	$2,533

13

AMG Renaissance Large Cap Growth Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class I	2019	2018	2017	2016[1]	2015
Net Asset Value, Beginning of Year	$10.58	$14.17	$11.94	$11.17	$11.59
Income (loss) from Investment Operations:
Net investment income[2,3]	0.09	0.10	0.11	0.08	0.06
Net realized and unrealized gain (loss) on investments	3.64	(1.11)	2.58	0.94	(0.20)
Total income (loss) from investment operations	3.73	(1.01)	2.69	1.02	(0.14)
Less Distributions to Shareholders from:
Net investment income	(0.11)	(0.13)	(0.08)	(0.08)	(0.04)
Net realized gain on investments	(1.06)	(2.45)	(0.38)	(0.17)	(0.24)
Total distributions to shareholders	(1.17)	(2.58)	(0.46)	(0.25)	(0.28)
Net Asset Value, End of Year	$13.14	$10.58	$14.17	$11.94	$11.17
Total Return[3,4]	35.42%	(7.00)%	22.46%	9.12%	(1.23)%
Ratio of net expenses to average net assets[5]	0.75%	0.74%	0.76%	0.81%	0.80%
Ratio of gross expenses to average net assets[6]	0.92%	0.86%	0.90%	1.10%	1.23%
Ratio of net investment income to average net assets[3]	0.73%	0.71%	0.85%	0.73%	0.52%
Portfolio turnover	40%	38%	33%	37%	48%
Net assets end of year (000’s) omitted	$8,410	$11,247	$13,635	$14,173	$17,189

14

AMG Renaissance Large Cap Growth Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class Z	2019	2018	2017	2016[1]	2015
Net Asset Value, Beginning of Year	$10.43	$14.00	$11.81	$11.04	$11.45
Income (loss) from Investment Operations:
Net investment income[2,3]	0.10	0.11	0.13	0.10	0.09
Net realized and unrealized gain (loss) on investments	3.60	(1.09)	2.53	0.94	(0.21)
Total income (loss) from investment operations	3.70	(0.98)	2.66	1.04	(0.12)
Less Distributions to Shareholders from:
Net investment income	(0.13)	(0.14)	(0.09)	(0.10)	(0.05)
Net realized gain on investments	(1.06)	(2.45)	(0.38)	(0.17)	(0.24)
Total distributions to shareholders	(1.19)	(2.59)	(0.47)	(0.27)	(0.29)
Net Asset Value, End of Year	$12.94	$10.43	$14.00	$11.81	$11.04
Total Return[3,4]	35.58%	(6.88)%	22.50%	9.38%	(1.06)%
Ratio of net expenses to average net assets[5]	0.66%	0.66%	0.65%	0.65%	0.64%
Ratio of gross expenses to average net assets[6]	0.83%	0.78%	0.79%	0.94%	1.07%
Ratio of net investment income to average net assets[3]	0.82%	0.79%	0.96%	0.89%	0.76%
Portfolio turnover	40%	38%	33%	37%	48%
Net assets end of year (000’s) omitted	$20,372	$39,149	$100,840	$54,467	$43,966

[1]	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class were renamed Class N, Class I and Class Z, respectively.
[2]	Per share numbers have been calculated using average shares.
[3]	Total returns and net investment income would have been lower had certain expenses not been offset.
[4]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[5]

Includes reduction from broker recapture amounting to 0.01% for the fiscal years ended December 31, 2019 and 2018, less than 0.01%, 0.01% and 0.02% for the fiscal years ended 2017, 2016 and 2015, respectively.

[6]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

15

Notes to Financial Statements December 31, 2019

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report is AMG Renaissance Large Cap Growth Fund (the “Fund”).

The Fund offers Class N, Class I, and Class Z shares. Each class represents an interest in the same assets of the Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may have different net asset values per share to the extent the share classes pay different distribution amounts and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

Stocks in the information technology sector comprise a significant portion of the Fund’s portfolio at December 31, 2019. The information technology sector may be affected by technological obsolescence, short product cycles, falling prices and profits, competitive pressures and general market conditions.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end registered investment companies are valued at their end of day net asset value per share.

The Fund’s portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. The Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Fund, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in the Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

16

Notes to Financial Statements (continued)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, swaps, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trust and other trusts or funds within the AMG Funds Family of Funds (collectively the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

The Fund had certain portfolio trades directed to various brokers under a brokerage recapture program. Credits received from the brokerage recapture program are earned and paid on a monthly basis, and are recorded as expense offsets, which serve to reduce the Fund’s overall expense ratio. For the year ended December 31, 2019, the impact on the expenses and expense ratios was $5,694 or 0.01% of average net assets, respectively.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Temporary differences are primarily due to wash sales loss deferrals.

The tax character of distributions paid during the fiscal years ended December 31, 2019 and December 31, 2018 were as follows:

	Large Cap Growth
Distributions paid from:	2019	2018
Ordinary income	$626,462	$875,561
Short-term capital gains	879,568	3,451,172
Long-term capital gains	6,192,105	16,984,473

	$7,698,135	$21,311,206

As of December 31, 2019, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

Undistributed short-term capital gains	$540,857
Undistributed long-term capital gains	1,321,557

At December 31, 2019, the cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Cost	Appreciation	Depreciation	Net
$72,880,967	$21,223,646	$(1,337,846)	$19,885,800

e. FEDERAL TAXES

The Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Fund’s tax positions taken on federal income tax returns as of December 31, 2019, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2019, the Fund had no capital loss carryovers for federal income tax purposes. Should the Fund incur net capital losses for the fiscal year ended December 31, 2020, such amounts may be used to offset future realized capital gains indefinitely, and retain their character as short-term and/or long-term.

17

Notes to Financial Statements (continued)

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for the Fund the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date.

For the fiscal years ended December 31, 2019 and December 31, 2018, the capital stock transactions by class for the Fund were as follows:

	December 31, 2019		December 31, 2018
	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	149,532	$1,906,803	242,635	$3,052,751
Reinvestment of distributions	356,090	4,572,197	911,217	9,485,764
Cost of shares repurchased	(801,668)	(10,043,926)	(989,480)	(13,640,147)

Net increase (decrease)	(296,046)	$(3,564,926)	164,372	$(1,101,632)

Class I:
Proceeds from sale of shares	118,889	$1,530,013	167,206	$2,360,552
Reinvestment of distributions	53,415	692,791	210,901	2,216,567
Cost of shares repurchased	(595,542)	(7,384,534)	(277,393)	(3,918,162)

Net increase (decrease)	(423,238)	$(5,161,730)	100,714	$658,957

Class Z:
Proceeds from sale of shares	688,479	$8,668,606	232,249	$3,332,697
Reinvestment of distributions	119,232	1,522,591	681,820	7,063,649
Cost of shares repurchased	(2,986,652)	(37,700,396)	(4,361,906)	(61,657,260)

Net decrease	(2,178,941)	$(27,509,199)	(3,447,837)	$(51,260,914)

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Fund may enter into third-party repurchase agreements for temporary cash management purposes and third-party or bilateral joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Fund participates on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. Pursuant to the Program, the Fund is indemnified for such losses by BNYM on joint repurchase agreements.

At December 31, 2019, the Fund did not hold repurchase agreements or joint repurchase agreements.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration and operations. The Investment Manager selects one or more subadvisers for the Fund (subject to Board approval) and monitors each subadviser’s investment performance, security holdings and investment strategies. The Fund’s investment portfolio is managed by The Renaissance Group LLC (“Renaissance”) who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in Renaissance.

Investment management fees are paid directly by the Fund to the Investment Manager based on average daily net assets. For the fiscal year ended December 31, 2019, the Fund’s investment management fee was paid at the following annual rates of the Fund’s average daily net assets:

on the first $50 million	0.55%
on the next $25 million	0.50%
on the next $25 million	0.45%
on balance over $100 million	0.40%

18

Notes to Financial Statements (continued)

The Investment Manager has contractually agreed, through at least May 1, 2020, to waive management fees and/or pay or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts, and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses and extraordinary expenses) to the annual rate of 0.66% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

In general, for a period of up to 36 months, the Investment Manager may recover from the Fund fees waived and expenses paid pursuant to this contractual agreement, provided that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount.

At December 31, 2019, the Fund’s expiration of reimbursements subject to recoupment is as follows:

Expiration
Period
Less than 1 year	$152,975
1-2 years	167,279
2-3 years	159,989

Total	$480,243

The Trust, on behalf of the Fund, has entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Fund’s operations, including administration and shareholder services to the Fund. The Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Fund is distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

The Trust has adopted a distribution and service plan (the “Plan”) with respect to the Class N shares, in accordance with the requirements of Rule 12b-1 under the

1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Pursuant to the Plan, the Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of the Fund’s Class N shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorized payments to the Distributor up to 0.25% annually of the Fund’s average daily net assets attributable to the Class N shares.

For each of the Class N and Class I shares, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Class N and Class I shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the fiscal year ended December 31, 2019, were as follows:

	Maximum Annual	Actual
	Amount	Amount
	Approved	Incurred
Class N	0.15%	0.09%
Class I	0.15%	0.09%

The Board provides supervision of the affairs of the Trust and other trusts within the AMG Funds family. The Trustees of the Trust who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits the Fund to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the fiscal year ended December 31, 2019, the Fund lent a maximum of $1,446,361 for four days earning interest of $538. The interest income amount is included in the Statement of Operations as interest income. The Fund borrowed a maximum of $26,745,146 for three days paying interest of $4,989. The interest expense amount is included in the Statement of Operations as miscellaneous expense. At December 31, 2019, the Fund had no interfund loans outstanding.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended December 31, 2019, were $39,970,319 and $84,322,605, respectively.

19

Notes to Financial Statements (continued)

The Fund had no purchases or sales of U.S. Government Obligations during the fiscal year ended December 31, 2019.

4. PORTFOLIO SECURITIES LOANED

The Fund participates in the Program providing for the lending of securities to qualified borrowers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash, U.S. Treasury Obligations or U.S. Government Agency Obligations. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Fund is indemnified for such losses by BNYM. Cash collateral is held in separate omnibus accounts managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements for that cash collateral. Securities collateral is held in separate omnibus accounts managed by BNYM that cannot be sold or pledged. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

The Fund did not have any securities on loan at December 31, 2019.

5. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund had no prior claims or losses and expects the risks of loss to be remote.

6. MASTER NETTING AGREEMENTS

The Fund may enter into master netting agreements with its counterparties for the securities lending program and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For repurchase agreements, see Note 1.h. and for securities lending transactions, see Note 4.

7. SUBSEQUENT EVENTS

The Fund has determined that no material events or transactions occurred through the issuance date of the Fund’s financial statements which require an additional disclosure in or adjustment of the Fund’s financial statements.

20

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS AND SHAREHOLDERS OF AMG RENAISSANCE LARGE CAP GROWTH FUND

Opinions on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AMG Renaissance Large Cap Growth Fund (one of the funds constituting AMG Funds, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and each of the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more investment companies in the AMG Funds Family since 1993.

21

Other Information

TAX INFORMATION

AMG Renaissance Large Cap Growth Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2019 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG Renaissance Large Cap Growth Fund hereby designates $6,192,105 as a capital gain distribution with respect to the taxable fiscal year ended December 31, 2019, or if subsequently determined to be different, the net capital gains of such year.

22

AMG Funds Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2012 • Oversees 49 Funds in Fund Complex	Bruce B. Bingham, 71 Partner, Hamilton Partners (real estate development firm) (1987-Present); Director of The Yacktman Funds (2000-2012).

• Trustee since 1999 • Oversees 49 Funds in Fund Complex

Edward J. Kaier, 74

Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (2002-2019); Trustee of Third Avenue Variable Trust (2002-2019).

• Trustee since 2013 • Oversees 52 Funds in Fund Complex

Kurt A. Keilhacker, 56

Managing Partner, TechFund Capital (1997-Present); Managing Partner, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Partner, Elementum Ventures (2013-Present); Director, MetricStory, Inc. (2017-Present); Trustee, Wheaton College (2018-Present); Trustee, Gordon College (2001-2016).

• Trustee since 2000 • Oversees 49 Funds in Fund Complex

Steven J. Paggioli, 69

Independent Consultant (2002-Present); Trustee, Professionally Managed Portfolios (28 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Muzinich BDC, Inc. (business development company) (2019-Present); Independent Director, Chase Investment Counsel (2008–2019); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001).

• Trustee since 2013 • Oversees 49 Funds in Fund Complex	Richard F. Powers III, 73 Adjunct Professor, U.S. Naval War College (2016-Present); Adjunct Professor, Boston College (2010-2013); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Independent Chairman • Trustee since 2000 • Oversees 52 Funds in Fund Complex

Eric Rakowski, 61

Professor of Law, University of California at Berkeley School of Law - Boalt Hall (1990-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Trustee of Third Avenue Trust (2002-2019); Trustee of Third Avenue Variable Trust (2002-2019).

• Trustee since 2013 • Oversees 52 Funds in Fund Complex

Victoria L. Sassine, 54

Adjunct Professor, Babson College (2007–Present); Director, Board of Directors, PRG Group (2017-Present); CEO, Founder, Scale Smarter Partners, LLC (2018-Present); Chairperson, Board of Directors, Business Management Associates (2018-Present).

• Trustee since 2004 • Oversees 49 Funds in Fund Complex

Thomas R. Schneeweis, 72

Professor Emeritus, University of Massachusetts (2013-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Co-Owner, Quantitative Investment Technologies (2014-Present); Director of Research, Yes Wealth Management (2018-Present); Partner, S Capital Wealth Advisors (2015-2018); Partner, S Capital Management, LLC (2007-2015); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013).

23

AMG Funds Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2011 • Oversees 52 Funds in Fund Complex

Christine C. Carsman, 67

Senior Policy Advisor, Affiliated Managers Group, Inc. (2019-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2017-2018); Director (2010-2018) and Chair of the Board of Directors (2015-2018), AMG Funds plc; Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-2016); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
• President since 2018 • Principal Executive Officer since 2018 • Chief Executive Officer since 2018 • Chief Operating Officer since 2007

Keitha L. Kinne, 61

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); President and Principal, AMG Distributors, Inc. (2018-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); President, Chief Executive Officer and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2018-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President and Principal, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015 • Chief Legal Officer since 2015

Mark J. Duggan, 54

Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2017 • Treasurer since 2017 • Principal Financial Officer since 2017 • Principal Accounting Officer since 2017

Thomas G. Disbrow, 53

Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director - Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director - Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).

• Deputy Treasurer since 2017

John A. Starace, 49

Director, Mutual Fund Accounting, AMG Funds LLC (2017-Present); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP.

• Chief Compliance Officer since 2019

Patrick J. Spellman, 45

Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present) Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-2019); Anti-Money Laundering Officer, AMG Funds IV, (2016-2019); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016

Maureen A. Meredith, 34

Vice President, Counsel, AMG Funds LLC (2019-Present); Director, Counsel, AMG Funds LLC (2017-2018); Vice President, Counsel, AMG Funds LLC (2015-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

• Anti-Money Laundering Compliance Officer since 2019

Hector D. Roman, 42

Director, Legal and Compliance, AMG Funds LLC (2020-Present); Manager, Legal and Compliance, AMG Funds LLC (2017-2019); Director of Compliance, Morgan Stanley Investment Management (2015-2017); Senior Advisory, PricewaterhouseCoopers LLP (2014-2015); Risk Manager, Barclays Investment Bank (2008-2014); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present).

24

INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road, Suite

300 Greenwich, CT 06830

800.548.4539

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.548.4539

SUBADVISER

The Renaissance Group LLC

625 Eden Park Drive, Suite 1200

Cincinnati, OH 45202

CUSTODIAN

The Bank of New York Mellon

111 Sanders Creek Parkway

East Syracuse, NY 13057

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston,MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

800.548.4539

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.548.4539. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for the Fund are available on the Fund’s website at amgfunds.com.

A description of the policies and procedures the Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.548.4539, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding the Fund’s proxy voting record for the 12-month period ended June 30, call 800.548.4539 or visit the SEC website at sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT, which has replaced Form N-Q. The Fund’s portfolio holdings on Form N-PORT are available on the SEC’s website at sec.gov. To review a complete list of the Fund’s portfolio holdings, or to view the most recent semiannual report or annual report, please visit amgfunds.com.

amgfunds.com	25

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG FQ Tax-Managed U.S. Equity

AMG FQ Long-Short Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Co., LLC

AMG GW&K Small Cap Core

AMG GW&K Small/Mid Cap

AMG GW&K Trilogy Emerging Markets Equity

AMG GW&K Trilogy Emerging Wealth Equity

GW&K Investment Management, LLC

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Dividend All Cap Value II

AMG River Road Focused Absolute Value

AMG River Road Long-Short

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG SouthernSun Small Cap

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare Global Small Cap

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Focused Fund - Security Selection Only

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond ESG

AMG GW&K Enhanced Core Bond ESG

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management LLC

AMG Managers CenterSquare Real Estate

CenterSquare Investment Management LLC

AMG Managers Emerging Opportunities

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Fairpointe ESG Equity

AMG Managers Fairpointe Mid Cap

Fairpointe Capital LLC

AMG Managers LMCG Small Cap Growth

LMCG Investments, LLC

AMG Managers Montag & Caldwell Growth

Montag & Caldwell,LLC

AMG Managers Pictet International

Pictet Asset Management Limited

AMG Managers Silvercrest Small Cap

Silvercrest Asset Management Group LLC

AMG Managers Skyline Special Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

FIXED INCOME FUNDS

AMG Managers Doubleline Core Plus Bond

DoubleLine Capital LP

AMG Managers Global Income Opportunity

AMG Managers Loomis Sayles Bond

Loomis, Sayles & Company,L.P.

amgfunds.com |	123119	AR024

ANNUAL REPORT

AMG Funds

December 31, 2019

AMG TimesSquare Small Cap Growth Fund

Class N: TSCPX     |     Class I: TSQIX     |     Class Z: TSCIX

AMG TimesSquare Mid Cap Growth Fund

Class N: TMDPX     |     Class I: TQMIX     |     Class Z: TMDIX

AMG TimesSquare International Small Cap Fund

Class N: TCMPX     |     Class I: TQTIX     |     Class Z: TCMIX

AMG TimesSquare Emerging Markets Small Cap Fund

Class N: TQENX     |     Class I: TQEIX     |     Class Z: TQEZX

AMG TimesSquare Global Small Cap Fund

Class N: TSYNX     |     Class I: TSYIX     |     Class Z: TSYZX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website (https://www.amgfunds.com/resources/order_literature.html), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically at any time by contacting your financial intermediary or, if you invest directly with the Funds, by logging into your account at www.amgfunds.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1.800.548.4539 to inform the Funds that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds in the AMG Funds Family of Funds held in your account if you invest through your financial intermediary or all funds in the AMG Funds Family of Funds held with the fund complex if you invest directly with the Funds.

amgfunds.com	123119	AR012

AMG Funds Annual Report — December 31, 2019

TABLE OF CONTENTS	PAGE
LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS AND SCHEDULES OF PORTFOLIO INVESTMENTS

AMG TimesSquare Small Cap Growth Fund	5

AMG TimesSquare Mid Cap Growth Fund	13

AMG TimesSquare International Small Cap Fund	20

AMG TimesSquare Emerging Markets Small Cap Fund	28

AMG TimesSquare Global Small Cap Fund	36

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	44

Balance sheets, net asset value (NAV) per share computations and cumulative distributable earnings (loss)

Statement of Operations	46

Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	47

Detail of changes in assets for the past two fiscal years

Financial Highlights	50

Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	65

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	74

OTHER INFORMATION	76

TRUSTEES AND OFFICERS	77

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds Family of Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

The U.S. bull market celebrated its 10-year anniversary during the fiscal year ended December 31, 2019, as stocks proved resilient in the face of global economic weakness, rising geopolitical tensions, and the ongoing trade war. After a painful selloff in late 2018, a dovish pivot from global central banks rescued investors and fueled a strong rebound early in 2019. The rally picked up steam in the final months of the year, as trade tensions eased when the U.S. and China agreed to a limited “phase one” deal in December following months of tense back-and-forth negotiations. The yield curve, which had inverted earlier in the year and raised investor anxiety given its track record for predicting an impending recession, was no longer inverted by year-end as the U.S. Federal Reserve (the Fed) cut short-term rates. Worries over a near-term recession lifted while the yield curve steepened and trade developments improved, leading to a wave of investor confidence and strong equity returns, with the S&P 500® Index returning 31.49%. International equities were also resistant to pressures facing the global economy and generated a 21.51% return as measured by the MSCI All Country World ex USA Index.

In total, all eleven sectors of the S&P 500® Index were strongly positive during the prior twelve months, each producing double-digit returns. The higher growth information technology sector led the way with a 50.31% return while the communication services and financial sectors followed closely behind. Energy was the worst performing sector during the fiscal year, yet still produced a very respectable 11.81% return. Growth stocks outperformed Value stocks for the full fiscal year with returns of 36.39% and 26.54% for the Russell 1000® Growth and Russell 1000® Value Indexes, respectively. The cycle of U.S. outperformance over international equities continued but international developed and emerging markets still produced solid positive returns, with the MSCI EAFE and MSCI Emerging Markets Index returning 22.01% and 18.42%, respectively.

Interest rates fell dramatically over the fiscal year and led to strong returns for bond investors as the Fed shifted to a more dovish policy stance early in 2019 and eventually cut short-term rates three times during the year. The 10-year Treasury yield fell from its recent high of 3.24% last November to a low of 1.47% in early September and then edged slightly higher to finish the year at 1.92%. The plunge in long-term interest rates caused the yield curve to briefly invert with 2-year yields rising higher than the 10-year yields. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. bond market performance, ended the fiscal year with an 8.72% return. High yield bonds outperformed the broader bond market and returned 14.32% as measured by the return of the Bloomberg Barclays U.S. Corporate High Yield Bond Index. Municipal bonds also performed strongly with a 7.54% return for the Bloomberg Barclays Municipal Bond Index.

AMG Funds appreciates the privilege of providing investment tools to you and your clients. Our foremost goal is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. AMG Funds provides access to a distinctive array of actively managed return-oriented investment strategies. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Keitha Kinne

President

AMG Funds

Average Annual Total Returns		Periods ended December 31, 2019*
Stocks:		1 Year	3 Years	5 Years
Large Cap	(S&P 500® Index)	31.49%	15.27%	11.70%
Small Cap	(Russell 2000® Index)	25.52%	8.59%	8.23%
International	(MSCI All Country World ex USA Index)	21.51%	9.87%	5.51%

Bonds:
Investment Grade	(Bloomberg Barclays U.S. Aggregate Bond Index)	8.72%	4.03%	3.05%
High Yield	(Bloomberg Barclays U.S. Corporate High Yield Bond Index)	14.32%	6.37%	6.13%
Tax-exempt	(Bloomberg Barclays Municipal Bond Index)	7.54%	4.72%	3.53%
Treasury Bills	(ICE BofAML U.S. 6-Month Treasury Bill Index)	2.57%	1.81%	1.26%

*	Source: FactSet. Past performance is no guarantee of future results.

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000

= 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2019	Expense Ratio for the Period	Beginning Account Value 07/01/19	Ending Account Value 12/31/19	Expenses Paid During the Period*
AMG TimesSquare Small Cap Growth Fund
Based on Actual Fund Return
Class N	1.19%	$1,000	$1,019	$6.05
Class I	1.04%	$1,000	$1,020	$5.29
Class Z	0.99%	$1,000	$1,020	$5.04
Based on Hypothetical 5% Annual Return
Class N	1.19%	$1,000	$1,019	$6.06
Class I	1.04%	$1,000	$1,020	$5.30
Class Z	0.99%	$1,000	$1,020	$5.04
AMG TimesSquare Mid Cap Growth Fund
Based on Actual Fund Return
Class N	1.19%	$1,000	$1,086	$6.26
Class I	1.10%	$1,000	$1,087	$5.79
Class Z	0.99%	$1,000	$1,087	$5.21
Based on Hypothetical 5% Annual Return
Class N	1.19%	$1,000	$1,019	$6.06
Class I	1.10%	$1,000	$1,020	$5.60
Class Z	0.99%	$1,000	$1,020	$5.04

Six Months Ended December 31, 2019	Expense Ratio for the Period	Beginning Account Value 07/01/19	Ending Account Value 12/31/19	Expenses Paid During the Period*
AMG TimesSquare International Small Cap Fund
Based on Actual Fund Return
Class N	1.24%	$1,000	$1,099	$6.56
Class I	1.07%	$1,000	$1,100	$5.66
Class Z	0.99%	$1,000	$1,100	$5.24
Based on Hypothetical 5% Annual Return
Class N	1.24%	$1,000	$1,019	$6.31
Class I	1.07%	$1,000	$1,020	$5.45
Class Z	0.99%	$1,000	$1,020	$5.04
AMG TimesSquare Emerging Markets Small Cap Fund
Based on Actual Fund Return
Class N	1.66%	$1,000	$1,066	$8.64
Class I	1.26%	$1,000	$1,068	$6.57
Class Z	1.26%	$1,000	$1,068	$6.57
Based on Hypothetical 5% Annual Return
Class N	1.66%	$1,000	$1,017	$8.44
Class I	1.26%	$1,000	$1,019	$6.41
Class Z	1.26%	$1,000	$1,019	$6.41

About Your Fund’s Expenses (continued)

Six Months Ended December 31, 2019	Expense Ratio for the Period	Beginning Account Value 07/01/19	Ending Account Value 12/31/19	Expenses Paid During the Period*
AMG TimesSquare Global Small Cap Fund
Based on Actual Fund Return
Class N	1.25%	$1,000	$1,115	$6.66
Class I	1.00%	$1,000	$1,116	$5.33
Class Z	1.00%	$1,000	$1,117	$5.34
Based on Hypothetical 5% Annual Return
Class N	1.25%	$1,000	$1,019	$6.36
Class I	1.00%	$1,000	$1,020	$5.09
Class Z	1.00%	$1,000	$1,020	$5.09

*

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

AMG TimesSquare Small Cap Growth Fund Portfolio Manager’s Comments (unaudited)

The Year In Review

For the year ended December 31, 2019, AMG TimesSquare Small Cap Growth Fund (Class N shares) (the “Fund”) returned 27.98%, while its benchmark, the Russell 2000® Growth Index, returned 28.48%.

Equity markets began 2019 with the best quarterly returns in many years, shrugging off the weakness from late 2018. Gains continued until a late summer swoon, but markets quickly recovered and collectively had one of the best years in recent memory. One area of support was the accommodative policies from the central bank as the U.S. cut interest rates three times to end the year with a range of 1.50%–1.75. The markets also seemed to dismiss concerns raised by the U.S. presidential impeachment proceedings. One of the only areas that saw devaluation in 2019 was the collection of the year’s notable IPOs (including companies that planned and withdrew their offerings)—indicating that the market was losing its appetite for unprofitable business models.

In 2019, every major asset class—stocks, corporate bonds, government treasuries, real estate, and commodities—each had a meaningful positive return, a harmony that had not been seen for at least 15 years. Within U.S. equities, smaller capitalizations lagged larger caps, and growth outperformed value. Among U.S. equities this year, there was an appetite for risk, which grew toward the end of 2019. Though market leadership shifted at times—from growth to value and back to growth; from megacap to microcap—one consistent trend was the outperformance of higher beta stocks.

Amidst this market environment, the Fund slightly lagged the Russell 2000® Growth Index in 2019. During the year there were challenges from the consumer discretionary and financial services sectors, along with mixed results in technology. That was mostly offset by strength from the health care and producer durables sectors.

In the consumer discretionary sector, we had mixed experiences with our holdings related to educational services. Held back by a (51)% return was 2U, Inc., which provides not-for-profit schools the technology platform and marketing services to build online, interactive degree programs. 2U started the year well, reporting in-line results and confirming its previously increased guidance for the start of its fiscal year. We added to our position then, but 2U subsequently reduced its forward guidance in each of the next two quarters. There were weaknesses among graduate degree program enrollments for existing and new school clients. Some disruption was caused by uncertainty regarding whether California-based students could access federal student funds for distance learning programs, an issue that was later obviated. Toward the end of the year, 2U’s business stabilized and its stock began to recover. A better grade was turned in by the for-profit education provider Strategic Education, Inc. In the first half of the year, Strategic Education repeatedly bested expectations for quarterly revenues, earnings, and the enrollment growth at its Strayer and Capella universities. We trimmed the position during that strength. Strategic Education’s stock retreated in the late summer; apparently a market reaction to the possibility of a Democrat victory after four years of a more modest Republican regulatory environment. Given the regulatory uncertainty and potential slower growth, we continued to trim our position in August, though we began rebuilding it in October as we felt the concerns were dissipating. Later the share price recovered when Strategic Education again reported better-than-expected operating metrics across all its divisions, and ended the year with a 42% gain.

The Fund saw weakness from the financial services sector this year. In particular there was a (69)% return from Priority Technology Holdings, Inc., which provides payment processing services for small-to-medium sized merchants. Priority hired a new CEO at the end of 2018 and spent the early part of this year working to improve accounting issues that had caused past reporting problems. Though the company reported in-line results, Priority had delays making expected acquisitions. Because of that, its leverage levels remained elevated, which concerned the market, though we believe that will be addressed in early 2020. The exchange-traded fund (ETF) provider WisdomTree Investments, Inc. also had a difficult 2019. Asset flows were mixed; at times the largest inflows were to the fixed income treasury ETF with lower fees, while there were increased outflows at the end of the year from its commodity and currency ETFs. The end result was a (26)% return. Better was the 64% climb for Hamilton Lane, Inc. Class A shares. Providing private markets investment services, Hamilton Lane regularly reported strong organic asset growth, showed minimal impact from a past detrimental fund investment, and announced midyear an evergreen fund that will target high net worth investors directly—a new source of future asset growth. We steadily trimmed our position in Hamilton Lane throughout the year.

Overall results were mixed in the technology sector in 2019. Pluralsight, Inc. Class A shares had a particularly troublesome third quarter and ended the year down (27)%. A cloud-based platform for learning advanced technology skills, Pluralsight began the year by increasing its forward guidance as it expanded its partnerships with Microsoft, Google, and Amazon. Then at the end of July, Pluralsight reported results that were below expectations for billings and the company announced a change in its sales leadership. By leaving its full year guidance intact, the market seemed concerned that another disappointment might be in the future. We felt the magnitude of the selloff was an overreaction and that the underlying business was still strong, though we trimmed the position pending our evaluation of the internal changes. By year-end, the sale activity seemed to have stabilized and we look for it to improve in 2020. Elsewhere, the Fund benefited from a 64% gain from Q2 Holdings, Inc., a cloud-based software provider for small and medium sized banks. Each quarter this year, Q2’s results were better than anticipated. The company gained new tier-1 bank clients and acquired complementary financial technology systems that should provide notable opportunities to cross sell to existing clients. We trimmed our position at different points for most of the year, though added in December when the stock retreated after management noted it would invest in a recent acquisition, which surprised some investors.

Support this year came from the health care sector. Leaving the Fund early in 2019 was Loxo Oncology, a biotechnology developer of treatments for neurological cancers. In January, Eli Lilly announced a deal to acquire Loxo and we sold the position, booking the 66% return. Benefiting the Fund for the entire year was Addus HomeCare Corp, a comprehensive provider of non-clinical home and community-based care services. Addus started the year with a misstep when quarterly growth for its personal care operations was less than expected. On that early weakness, we added to our position. Prospects improved in June when Addus completed the purchase of VIP Health Care Services and enhanced its competitive position in the New York market. Quarterly results improved and Addus continued its disciplined acquisition strategy with the purchases of hospice and personal care providers in New Mexico and New York City. Later, Addus received regulatory approval to increase prices in Illinois, and the end result was a 43% gain for the year. A final health care position of note was Novocure, Ltd. and its 151% gain. A developer of

AMG TimesSquare Small Cap Growth Fund Portfolio Manager’s Comments (continued)

wearable devices for the treatment of cancerous tumors, Novocure’s revenues and earnings exceeded expectations. The company began to show profitability—in accordance with its expected timeline—and had clinical trials underway for additional indications. We trimmed our position as the shares sharply climbed in the early summer, added when profit-taking occurred subsequently, and more recently trimmed as its market capitalization reached the upper limit for this strategy.

The producer durables sector was another boost to the portfolio. Though we exited the position mid-year, WageWorks, Inc. had an 89% gain while we owned it in 2019. The provider and administrator of consumer directed benefit programs showed initial price strength when a cloud of uncertainty surrounding its financial statements was cleared. In March, WageWorks filed its 2017 Form 10 K, which included restatements for 2016 and 2017 full year results. That filing was consistent with previous management commentary, which included modest adjustments to 2016 and no change to 2017. Then at the end of April WageWorks received an unsolicited takeover offer from HealthEquity in an all cash transaction. When it became apparent that the deal would be completed with no other bidders, we sold our shares. Healthcare Services Group, Inc. had a less graceful departure from the portfolio this year. A laundry and food provider for long term care and related health care facilities, the company struggled in 2019 and we sold our position in August. In each of the prior three quarterly reports, Healthcare Services fell shy of expectations. Management acknowledged the limited visibility for improving growth, given the declining occupancy rates and slow growing reimbursement rates with its skilled nursing facility customers. After that, we sold the position, which had declined (41)% while we held it in 2019. A better, consistent story came from Paylocity Holding Corp., a cloud based payroll and human capital management software for medium sized organizations. Each quarter this year, Paylocity exceeded expectations as a result of steady gains of clients. Paylocity increased its forward guidance several times and released new product offerings that should drive additional future sales. Toward the end of the year, Paylocity’s management noted that it saw neither slowing activity among its clients nor irrational pricing behavior among its competitors. The steady secular growth from Paylocity was rewarded with a 101% return this year.

As 2020 begins, one prevailing question is what will support future growth for the equity markets. The prevalence of historic low or negative interest rates may limit future monetary stimulus from central banks. Businesses appreciate the apparent resolutions on U.S. trade deals within North America and with China, as well as U.K. certainty on Brexit, though details and the resulting effects are still to be seen. Escalating tensions in the Middle East and a U.S. presidential election are additional wildcards. Meanwhile, corporate earnings growth has been scarce and highly rewarded when found. That last item is our focus—seeking out business models and management teams capable of growing their companies for the long term. We believe that investment emphasis should benefit our clients regardless of the market environment. For 2020, we remain dedicated to adding value to the assets you have entrusted to us, and look forward to working with you throughout the year. As always, please feel free to contact us if you have any questions.

This commentary reflects viewpoints of TimesSquare Capital Management, LLC and is not intended as a forecast or guarantee of future results.

AMG TimesSquare Small Cap Growth Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG TimesSquare Small Cap Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG TimesSquare Small Cap Growth Fund’s Class N shares on December 31, 2009 to a $10,000 investment made in the Russell 2000® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG TimesSquare Small Cap Growth Fund and the Russell 2000® Growth Index for the same time periods ended December 31, 2019.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
AMG TimesSquare Small Cap Growth Fund[2,3,4]
Class N	27.98%	10.06%	13.04%	9.10%	01/21/00
Class I	28.13%	—	—	13.24%	02/24/17
Class Z	28.19%	10.26%	13.24%	9.26%	01/21/00

Russell 2000® Growth Index[5]	28.48%	9.34%	13.01%	5.17%	01/21/00	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2019. All returns are in U.S. dollars ($).
[2]

The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[3]

The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[4]

Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[5]

The Russell 2000® Growth Index measures the performance of the Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 2000® Growth Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell 2000® Growth Index is a trademark of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG TimesSquare Small Cap Growth Fund Fund Snapshots (unaudited) December 31, 2019

PORTFOLIO BREAKDOWN
Sector	%of Net Assets
Information Technology	29.3
Industrials	18.5
Health Care	17.1
Consumer Discretionary	15.9
Financials	6.3
Real Estate	4.2
Communication Services	2.9
Consumer Staples	2.2
Energy	1.8
Materials	0.8
Short-Term Investments[1]	7.9
Other Assets Less Liabilities[2]	(6.9)

[1]	Includes reinvestment of cash collateral into joint repurchase agreements on security lending transactions.
[2]	Includes repayment of cash collateral on security lending transactions.

TOP TEN HOLDINGS
Security Name	%of Net Assets
Paylocity Holding Corp.	2.5
CuriosityStream, Inc., Series A, Convertible	2.2
Rexnord Corp.	2.1
Addus HomeCare Corp.	1.9
TriNet Group, Inc.	1.9
Strategic Education, Inc.	1.9
j2 Global, Inc.	1.8
Focus Financial Partners, Inc., Class A	1.7
WNS Holdings, Ltd., ADR (India)	1.7
Littelfuse, Inc.	1.6

Top Ten as a Group	19.3

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG TimesSquare Small Cap Growth Fund Schedule of Portfolio Investments December 31, 2019

	Shares	Value
Common Stocks - 95.1%
Communication Services - 2.9%
Cogent Communications Holdings, Inc.	73,192	$4,816,766
Rosetta Stone, Inc.*	199,536	3,619,583
Shenandoah Telecommunications Co.	141,120	5,872,003
Total Communication Services		14,308,352
Consumer Discretionary - 12.0%
Callaway Golf Co.[1]	240,834	5,105,681
Chegg, Inc.*,1	137,912	5,228,244
Floor & Decor Holdings, Inc., Class A*,1	80,372	4,083,701
Hilton Grand Vacations, Inc.*	116,102	3,992,748
Hudson, Ltd., Class A*	348,025	5,338,703
Malibu Boats, Inc., Class A*	69,606	2,850,366
Monro, Inc.[1]	70,719	5,530,226
National Vision Holdings, Inc.*,1	218,097	7,072,886
Ollie’s Bargain Outlet Holdings, Inc.*,1	69,675	4,550,474
OneSpaWorld Holdings, Ltd. (Bahamas)*,1	324,824	5,470,036
Strategic Education, Inc.	56,149	8,922,076
Total Consumer Discretionary		58,145,141
Consumer Staples - 2.2%
BJ’s Wholesale Club Holdings, Inc.*,1	236,473	5,377,396
The Simply Good Foods Co.*	185,614	5,297,424
Total Consumer Staples		10,674,820
Energy - 1.8%
Apergy Corp.*	110,348	3,727,556
Cactus, Inc., Class A	76,567	2,627,779
Matador Resources Co.*,1	126,867	2,279,800
Total Energy		8,635,135
Financials - 6.3%
eHealth, Inc.*,1	35,267	3,388,453
Evercore, Inc., Class A	61,253	4,579,274
Focus Financial Partners, Inc., Class A*	283,061	8,341,808
Hamilton Lane, Inc., Class A	88,167	5,254,753
Houlihan Lokey, Inc.[1]	116,133	5,675,420
South Mountain Merger Corp.*	328,653	3,368,693
Total Financials		30,608,401
Health Care - 17.1%
Acceleron Pharma, Inc.*,1	99,674	5,284,715
Adaptive Biotechnologies Corp.*,1	130,858	3,915,271
Addus HomeCare Corp.*	94,663	9,203,137
Argenx SE, ADR (Netherlands)*	13,922	2,234,759
Blueprint Medicines Corp.*	77,402	6,200,674
Bridgebio Pharma, Inc.*,1	64,501	2,260,760

	Shares	Value
CryoPort, Inc.*,1	194,895	$3,207,972
Deciphera Pharmaceuticals, Inc.*	31,555	1,963,983
HealthEquity, Inc.*	58,655	4,344,576
Inspire Medical Systems, Inc.*	66,822	4,958,861
iRhythm Technologies, Inc.*,1	61,253	4,170,717
LHC Group, Inc.*,1	18,563	2,557,239
MorphoSys AG, ADR (Germany)*,1	93,921	3,350,162
NanoString Technologies, Inc.*	102,088	2,840,088
Novocure, Ltd. (Jersey)*,1	32,669	2,753,017
NuVasive, Inc.*	26,636	2,060,028
Phreesia, Inc.*,1	137,355	3,659,137
PTC Therapeutics, Inc.*	51,973	2,496,263
Quotient, Ltd. (United Kingdom)*	207,609	1,974,362
Silk Road Medical, Inc.*,1	76,510	3,089,474
STAAR Surgical Co.*,1	111,369	3,916,848
Tandem Diabetes Care, Inc.*,1	109,234	6,511,439
Total Health Care		82,953,482
Industrials - 18.5%
Albany International Corp., Class A	62,274	4,727,842
ASGN, Inc.*	110,220	7,822,313
Axon Enterprise, Inc.*	51,045	3,740,578
Casella Waste Systems, Inc., Class A*	97,170	4,472,735
CIRCOR International, Inc.*,1	106,729	4,935,149
Clean Harbors, Inc.*	66,822	5,729,987
EMCOR Group, Inc.	62,738	5,414,289
Exponent, Inc.	81,671	5,636,116
Parsons Corp.*	139,211	5,746,630
Patrick Industries, Inc.[1]	62,181	3,260,150
Proto Labs, Inc.*,1	49,139	4,990,065
RBC Bearings, Inc.*	16,706	2,645,228
Rexnord Corp.*	315,543	10,293,013
TriNet Group, Inc.*	162,412	9,194,143
Viad Corp.	68,841	4,646,768
Willdan Group, Inc.*,1	60,248	1,914,681
WillScot Corp.*	255,219	4,718,999
Total Industrials		89,888,686
Information Technology - 29.3%
2U, Inc.*,1	98,933	2,373,403
ACI Worldwide, Inc.*	171,972	6,515,159
Bottomline Technologies, Inc.*	88,479	4,742,474
Brooks Automation, Inc.	73,132	3,068,619
Cabot Microelectronics Corp.	31,555	4,554,018
Envestnet, Inc.*	111,401	7,756,852

The accompanying notes are an integral part of these financial statements.

AMG TimesSquare Small Cap Growth Fund Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology - 29.3%
(continued)
Evo Payments, Inc., Class A*	160,137	$4,229,218
ExlService Holdings, Inc.*	107,471	7,464,936
I3 Verticals, Inc., Class A*	157,485	4,448,951
Instructure, Inc.*	81,671	3,937,359
j2 Global, Inc.[1]	94,200	8,827,482
Littelfuse, Inc.	41,113	7,864,917
Medallia, Inc.*,[1]	55,871	1,738,147
MKS Instruments, Inc.	53,828	5,921,618
New Relic, Inc.*	68,771	4,518,942
nLight, Inc.*	84,455	1,712,747
Paylocity Holding Corp.*	98,376	11,885,788
Pegasystems, Inc.[1]	41,300	3,289,545
Pluralsight, Inc., Class A*,1	236,473	4,069,700
Priority Technology Holdings, Inc.*	460,321	1,127,786
Q2 Holdings, Inc.*,1	95,035	7,705,438
RealPage, Inc.*,1	111,833	6,011,024
Repay Holdings Corp.*,1	241,298	3,535,016
Rogers Corp.*	37,124	4,630,476
SailPoint Technologies Holding, Inc.*	159,072	3,754,099
Smartsheet, Inc., Class A*	86,081	3,866,759
Talend, S.A., ADR *	45,590	1,783,025
Tufin Software Technologies, Ltd. (Israel)*	153,163	2,694,137
WNS Holdings, Ltd., ADR (India)*	123,051	8,139,824
Total Information Technology		142,167,459
Materials - 0.8%
PolyOne Corp.	105,244	3,871,927
Real Estate - 4.2%
Colliers International Group, Inc., REIT (Canada)[1]	49,554	3,863,725
Innovative Industrial Properties, Inc., REIT [1]	80,742	6,125,895
Kennedy-Wilson Holdings, Inc.	335,952	7,491,730
National Storage Affiliates Trust, REIT	78,887	2,652,181
Total Real Estate		20,133,531
Total Common Stocks (Cost $336,849,483)		461,386,934
Preferred Stocks - 3.9%
Consumer Discretionary - 3.9%
CuriosityStream, Inc., Series A, Convertible *,2,3	907,700	10,892,400
Wheels Up *,3,4	2,243,589	7,807,690
Total Preferred Stocks (Cost $16,076,998)		18,700,090

	Principal Amount	Value
Short-Term Investments - 7.9%
Joint Repurchase Agreements - 6.3%5
Cantor Fitzgerald Securities, Inc., dated 12/31/19, due 01/02/20, 1.580% total to be received $7,253,862 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 8.500%, 01/25/20 - 10/15/60, totaling $7,398,289)	$7,253,225	$7,253,225
Citadel Securities LLC, dated 12/31/19, due 01/02/20, 1.600% total to be received $4,833,368 (collateralized by various U.S. Treasuries, 0.000% - 8.500%, 01/15/20 - 11/15/48, totaling $4,930,035)	4,832,938	4,832,938
Citigroup Global Markets, Inc., dated 12/31/19, due 01/02/20, 1.570% total to be received $7,253,858 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 9.000%, 02/13/20 - 09/20/69, totaling $7,398,289)	7,253,225	7,253,225
RBC Dominion Securities, Inc., dated 12/31/19, due 01/02/20, 1.570% total to be received $7,253,858 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 6.500%, 06/30/21 - 12/01/49, totaling $7,398,290)	7,253,225	7,253,225
State of Wisconsin Investment Board, dated 12/31/19, due 01/02/20, 1.750% total to be received $3,946,557 (collateralized by various U.S. Treasuries, 0.125% - 3.875%, 04/15/21 - 02/15/47, totaling $4,025,205)	3,946,173	3,946,173
Total Joint Repurchase Agreements		30,538,786

	Shares
Other Investment Companies - 1.6%
Dreyfus Government Cash Management Fund, Institutional Shares, 1.51%6	2,526,450	2,526,450
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 1.55%[6]	2,526,450	2,526,450
JPMorgan U.S. Government Money Market Fund, IM Shares, 1.53%[6]	2,603,009	2,603,009
Total Other Investment Companies		7,655,909
Total Short-Term Investments (Cost $38,194,695)		38,194,695
Total Investments - 106.9% (Cost $391,121,176)		518,281,719
Other Assets, less Liabilities - (6.9)%		(33,299,745)
Net Assets - 100.0%		$484,981,974

The accompanying notes are an integral part of these financial statements.

AMG TimesSquare Small Cap Growth Fund Schedule of Portfolio Investments (continued)

*	Non-income producing security.
[1]

Some of these securities, amounting to $112,548,049 or 23.2% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2019, the value of these securities amounted to $10,892,400 or 2.2% of net assets.

[3]	Security’s value was determined by using significant unobservable inputs.
[4]	This security is restricted and not available for re-sale. The security was purchased on September 28, 2017 for $6,999,997 and represents 1.6% of net assets.
[5]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.
[6]	Yield shown represents the December 31, 2019, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

ADR American Depositary Receipt

REIT Real Estate Investment Trust

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2019:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks†	$461,386,934	—	—	$461,386,934
Preferred Stocks††	—	—	$18,700,090	18,700,090
Short-Term Investments
Joint Repurchase Agreements	—	$30,538,786	—	30,538,786
Other Investment Companies	7,655,909	—	—	7,655,909

Total Investments in Securities	$469,042,843	$30,538,786	$18,700,090	$518,281,719

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.
††

All preferred stocks held in the Fund are Level 3 securities. For a detailed breakout of preferred stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2019, there were no transfers in or out of Level 3.

The following table below is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value at December 31, 2019:

Preferred Stock
Balance as of December 31, 2018	$14,775,716
Realized gain (loss)	—
Change in unrealized appreciation/depreciation	3,924,374
Purchases	—
Sales	—
Balance as of December 31, 2019	$18,700,090
Net change in unrealized appreciation/depreciation on investments still held at December 31, 2019	$3,924,374

The accompanying notes are an integral part of these financial statements.

AMG TimesSquare Small Cap Growth Fund Schedule of Portfolio Investments (continued)

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy as of December 31, 2019. The table below is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to the Fund’s fair value measurements:

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value as of December 31, 2019	Valuation Technique(s)	Unobservable Inputs(s)	Range	Average	Impact to Valuation from an Increase in Input (a)
AMG TimesSquare Small Cap Growth Fund
Preferred Stock	$10,892,400	Market Approach	EV/Sale Multiple	4.5X	N/A	Increase
Preferred Stock	7,807,690	Market Approach	Transaction Price	N/A	N/A	Increase

Total	$18,700,090

(a)

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

The accompanying notes are an integral part of these financial statements.

AMG TimesSquare Mid Cap Growth Fund Portfolio Manager’s Comments (unaudited)

The Year In Review

For the year ended December 31, 2019, AMG TimesSquare Mid Cap Growth Fund (Class N shares) (the “Fund”) returned 37.15%, while its benchmark, the Russell Midcap® Growth Index, returned 35.47%.

Equity markets began 2019 with the best quarterly returns in many years, shrugging off the weakness from late 2018. Gains continued until a late summer swoon, but markets quickly recovered and collectively had one of the best years in recent memory. One area of support was the accommodative policies from the central bank as the U.S. cut interest rates three times to end the year with a range of 1.50%–1.75. The markets also seemed to dismiss concerns raised by the U.S. presidential impeachment proceedings. One of the only areas that saw devaluation in 2019 was the collection of the year’s notable IPOs (including companies that planned and withdrew their offerings) - indicating that the market was losing its appetite for unprofitable business models.

In 2019, every major asset class - stocks, corporate bonds, government treasuries, real estate, and commodities - each had a meaningful positive return, a harmony that had not been seen for at least 15 years. Within U.S. equities, smaller capitalizations lagged larger caps, and growth outperformed value. Among U.S. equities this year, there was an appetite for risk, which grew toward the end of 2019. Though market leadership shifted at times - from growth to value and back to growth; from megacap to microcap - one consistent trend was the outperformance of higher beta stocks.

Against this backdrop, the Fund outperformed the Russell Midcap® Growth benchmark in 2019. Relative weakness in health care, consumer discretionary, and energy was more than offset by strength across the financial services, producer durables, and technology sectors.

Within health care, Sage Therapeutics, Inc. is focused on developing medicines to treat central nervous system disorders. Most of the (51)% decline is attributable to disappointing clinical trial results in the latter part of the year for the oral/pill form of Zulresso to treat depression. The intravenous version of Zulresso was approved by the Food & Drug Administration (FDA) in June for treating postpartum depression. While this does represent a setback for Sage, there are other trials scheduled to take place in 2020. We sold the stock in early 2020. Elanco Animal Health, Inc., a developer and manufacturer of products for pets and livestock, was added to the portfolio during the first quarter. In August, Elanco announced the acquisition of Bayer’s animal health business, which is expected to close in mid 2020. The combination of our misgivings on this move in conjunction with higher than anticipated research and development spending caused us to reassess the position. We decided to exit the Elanco investment, with the stock falling (14)% for the time it was held. More positive was the 32% advance for Vertex Pharmaceuticals, Inc. The company develops small molecule drugs for patients with serious diseases. The FDA has given approval for its triple combination therapy to treat cystic fibrosis months ahead of schedule. Another strong performer was Chemed Corp. Chemed is comprised of two segments: VITAS and Roto Rooter. VITAS offers hospice and palliative care. Roto Rooter includes plumbing, drain cleaning, and other services. The results for both businesses have been solid, and that led to a 51% gain.

Two of our 2019 additions to the consumer discretionary sector of the Fund faced challenges. Grand Canyon Education, Inc. provides education services including graduate and undergraduate degree programs. Shares declined (18)% in 2019. Late in the year, they received a letter from the Department of Education regarding the 2018 sale of Grand Canyon University (GCU). While the transaction was approved as expected, GCU did not satisfy its definition of a non profit entity.

Management will initiate appropriate measures to petition this decision. New student enrollment is up nicely and forward guidance was increased. Shares of Pinterest, Inc. Class A, a social media platform operator for users to share information and life experiences, were down (24)%. Investors were disappointed with mixed results which included a slight revenue miss and a beat to profit expectations. Notably, there has been a sizable increase in the number of “Pinners,” with strength in international markets. We added to the position on this weakness. Turning to positives, Altice USA, Inc. Class A shares bounced back with its 66% return after a challenging 2018. The company offers cable, broadband, and telephony services. Altice completed its multiyear capital expenditures on rolling out fiber optic cables. Their results were fairly steady, with growth in their broadband business. O’Reilly Automotive, Inc. is a specialty retailer of aftermarket auto parts and accessories. After a slow start, O’Reilly finished the year strong, ending with a share price appreciation of 27%. This, however, lagged the benchmark sector return of 30%. O’Reilly operates in excess of 5,400 stores across 47 states, serving professional mechanics and do it yourself customers. Over the years, they have built out their distribution network with the overriding goal of timely delivery of product to customer. Their latest quarter included higher same store sales and improved gross margins. We trimmed the position on strength.

In the energy sector, the fortunes of many companies ebb and flow with underlying commodity prices. The Fund’s single holding was Concho Resources, Inc. Its exploration and production operations are centered in the Permian Basin of Southeast New Mexico and West Texas. Management announced they would be significantly scaling back activity for the remainder of the year and dropping the number of drill rigs from 26 to 18. They further stated capital expenditure levels would be maintained, with part going to non operating activities. We decided to part ways with Concho during the third quarter after disappointing results caused by lower oil production which caused a share price declined of (34)%.

Two of the Fund’s strongest performers hailed from the financial services sector. Global Payments, Inc. provides payment technology and software solutions. The management team has continued to execute their integrated strategy while growing organically and expanding margins. This company posted strong earnings reports throughout the year. Its acquisition of Total Systems Services (TSS) was viewed positively by the market. Later in 2019, they reported that the integration of the TSS business is proceeding well. We trimmed the position on strength, as it ended the year up 77%. CBRE Group Inc. Class A shares, a provider of commercial real estate and investment services across the globe, surged ahead 53%. After price weakness at the end of the previous year, the stock bounced back nicely in 2019. Their services include leasing, property sales, valuation services, asset management services, and occupier outsourcing. Results exceeded expectations as the company continued to evolve its business model to one less tied to cyclical investment sales, with facilities management and outsourcing becoming a larger part of the overall business. During the mid point of the year, our increased conviction level in the stock caused us to increase the size of our investment.

Within producer durables, Booz Allen Hamilton Holding Corp. offers management and technology consulting services, predominantly to departments and agencies of the federal government. During the course of the year, Booz Allen repeatedly topped estimates, and that lifted the stock by 60%. These

AMG TimesSquare Mid Cap Growth Fund Portfolio Manager’s Comments (continued)

results served to demonstrate the company’s strong competitive position versus peers. CoStar Group, Inc. is engaged in the provision of information, analytics, and marketing services to the commercial real estate industry. They significantly added to their sales force and launched an advertising campaign for a new suite of services. Management called out apartments.com as this business has started to outpace its peers. CoStar has a high renewal rate among its customers, with the vast majority in the form of subscription contracts. The stock ascended 77% during the year.

In the technology sector, two of our semiconductor holdings exhibited a similar pattern during the course of 2019. Marvell Technology Group, Ltd. designs and develops integrated circuits. After a lackluster beginning, the company did well to navigate choppy waters, ending the year with a 66% jump in the share price. They entered into a strategic relationship with ARM Holdings to further accelerate research and development of high end processors for ARM servers, hired a new global head of sales, started to gain good sales traction on 5G, won a design contract with Samsung, and saw the storage business stabilize. Lam Research Corp. is a producer of wafer processing semiconductor manufacturing equipment. Management did well to manage operating expenses through a soft period. Foundry and logic spending improved. Management also noted they are seeing the early signs of a turnaround for memory chip demand. Shares of Lam Research jumped 119%. Partially countering these rises was the (52)% fall from Pluralisight, Inc. Class A shares, a provider of technology skill development solutions. This stock was added as a small position to the Fund in the second quarter. The company serves more than half of the Fortune 500 by providing necessary training for employees to learn new technology. While second quarter results were ahead of expectations, billings growth fell short and that caused a selloff in the stock. Given our short tenure, we decided to exit the position with its shares retreating (52)% for the time it was held. Elastic N.V. offers open source search and analytics engine services. The stock started the year quite strong with solid billings and revenue growth. Its shares dipped mid year when management offered conservative forward guidance, rose again with billings above estimates, then pulled back when billings growth was only in line with estimates. We used price weakness as an opportunity to increase the position. Its shares dropped by (10)% for the year.

As 2020 begins, one prevailing question is what will support future growth for the equity markets. The prevalence of historic low or negative interest rates may limit future monetary stimulus from central banks. Businesses appreciate the apparent resolutions on U.S. trade deals within North America and with China, as well as U.K. certainty on Brexit, though details and the resulting effects are still to be seen. Escalating tensions in the Middle East and a U.S. presidential election are additional wildcards. Meanwhile, corporate earnings growth has been scarce and highly rewarded when found. That last item is our focus—seeking out business models and management teams capable of growing their companies for the long term. We believe that investment emphasis should benefit our clients regardless of the market environment. For 2020, we remain dedicated to adding value to the assets you have entrusted to us, and look forward to working with you throughout the year. As always, please feel free to contact us if you have any questions.

This commentary reflects the viewpoints of TimesSquare Capital Management LLC, and is not intended as a forecast or guarantee of future results.

AMG TimesSquare Mid Cap Growth Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG TimesSquare Mid Cap Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG TimesSquare Mid Cap Growth Fund’s Class N shares on December 31, 2009 to a $10,000 investment made in the Russell Midcap® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG TimesSquare Mid Cap Growth Fund and the Russell Midcap® Growth Index for the same time periods ended December 31, 2019.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
AMG TimesSquare Mid Cap Growth Fund2, [3,4,5]
Class N	37.15%	11.55%	12.99%	10.47%	03/04/05
Class I	37.33%	—	—	15.62%	02/24/17
Class Z	37.41%	11.77%	13.21%	10.67%	03/04/05

Russell Midcap® Growth Index[6]	35.47%	11.60%	14.24%	10.19%	03/04/05	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects inception date of the Fund, not the index.
[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2019. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s adviser has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]

The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[4]

The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[5]

Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[6]

The Russell Midcap® Growth Index measures the performance of those Russell Midcap® companies with higher price/book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index. Unlike the Fund, the Russell Midcap® Growth Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell Midcap® Growth Index is a trademark of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG TimesSquare Mid Cap Growth Fund Fund Snapshots (unaudited) December 31, 2019

PORTFOLIO BREAKDOWN

Sector	% of Net Assets
Information Technology	30.9
Industrials	20.2
Consumer Discretionary	12.3
Health Care	9.9
Financials	9.5
Real Estate	5.8
Communication Services	4.4
Materials	2.5
Consumer Staples	1.4
Short-Term Investments	4.8
Other Assets Less Liabilities	(1.7)

TOP TEN HOLDINGS

Security Name	% of Net Assets
Global Payments, Inc.	4.1
CBRE Group, Inc., Class A	3.9
The Progressive Corp.	3.0
TransUnion	2.3
Booz Allen Hamilton Holding Corp.	2.2
Waste Connections, Inc.	2.1
FleetCor Technologies, Inc.	2.0
Vertex Pharmaceuticals, Inc.	2.0
SBA Communications Corp.	1.9
CoStar Group, Inc.	1.7

Top Ten as a Group	25.2

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG TimesSquare Mid Cap Growth Fund Schedule of Portfolio Investments December 31, 2019

	Shares	Value
Common Stocks - 96.9%
Communication Services - 4.4%
Altice USA, Inc., Class A*	945,700	$25,855,438
IAC/InterActiveCorp.*	79,900	19,903,889
Pinterest, Inc., Class A*,1	721,500	13,448,760
Zynga, Inc., Class A*	3,782,800	23,150,736
Total Communication Services		82,358,823
Consumer Discretionary - 12.3%
Aptiv PLC (Ireland)[1]	214,100	20,333,077
Brunswick Corp. [1]	335,500	20,123,290
Burlington Stores, Inc.*	113,400	25,858,602
Chewy, Inc., Class A*,1	437,700	12,693,300
Domino’s Pizza, Inc.[1]	92,600	27,204,028
Five Below, Inc.*,1	169,300	21,646,698
Grand Canyon Education, Inc.*	158,900	15,221,031
Lululemon Athletica, Inc. (Canada)*	69,600	16,124,232
O’Reilly Automotive, Inc.*	64,700	28,355,422
Pool Corp.	47,900	10,173,002
ServiceMaster Global Holdings, Inc.*	382,800	14,799,048
Tractor Supply Co.	198,100	18,510,464
Total Consumer Discretionary		231,042,194
Consumer Staples - 1.4%
Lamb Weston Holdings, Inc.	303,550	26,114,407
Financials - 9.5%
Apollo Global Management, Inc.[1]	658,200	31,402,722
Assured Guaranty, Ltd. (Bermuda)	422,700	20,720,754
The Progressive Corp.	781,300	56,558,307
RenaissanceRe Holdings, Ltd. (Bermuda)	121,175	23,752,724
SVB Financial Group*	95,000	23,848,800
Willis Towers Watson PLC (United Kingdom)	113,500	22,920,190
Total Financials		179,203,497
Health Care - 9.9%
Bluebird Bio, Inc.*,1	156,900	13,767,975
Catalent, Inc.*,1	354,600	19,963,980
Centene Corp.*	485,200	30,504,524
Charles River Laboratories International, Inc.*	175,750	26,847,570
Chemed Corp.	48,200	21,172,332
NuVasive, Inc.*	194,000	15,003,960
Sage Therapeutics, Inc.*,1	131,000	9,456,890
STERIS PLC	89,500	13,641,590
Vertex Pharmaceuticals, Inc.*	169,300	37,068,235
Total Health Care		187,427,056

	Shares	Value
Industrials - 20.2%
AerCap Holdings, N.V. (Ireland)*	373,800	$22,977,486
AMETEK, Inc.	198,100	19,758,494
BWX Technologies, Inc.[1]	399,400	24,794,752
Cintas Corp.	84,700	22,791,076
Copart, Inc.*	262,000	23,826,280
CoStar Group, Inc.*	52,700	31,530,410
Graco, Inc.	194,300	10,103,600
Hexcel Corp.[1]	267,400	19,603,094
IHS Markit, Ltd. (United Kingdom)*	300,300	22,627,605
L3Harris Technologies, Inc.	113,400	22,438,458
Rockwell Automation, Inc.	104,700	21,219,549
Ryanair Holdings PLC, Sponsored ADR (Ireland)*	262,000	22,953,820
TransDigm Group, Inc.[1]	29,600	16,576,000
TransUnion	504,550	43,194,525
Verisk Analytics, Inc.	123,000	18,368,820
Waste Connections, Inc.	429,500	38,994,305
Total Industrials		381,758,274
Information Technology - 30.9%
Amdocs, Ltd.	373,800	26,984,622
Amphenol Corp., Class A	135,900	14,708,457
Atlassian Corp. PLC, Class A (Australia)*,1	143,800	17,304,892
Avalara, Inc.*	350,700	25,688,775
Booz Allen Hamilton Holding Corp.	591,100	42,044,943
Coupa Software, Inc.*,1	130,500	19,085,625
CyberArk Software, Ltd. (Israel)*	150,200	17,510,316
Dolby Laboratories, Inc., Class A	341,900	23,522,720
Elastic, N.V.*	252,400	16,229,320
Entegris, Inc.[1]	513,600	25,726,224
FleetCor Technologies, Inc.*	134,200	38,612,024
Gartner, Inc.*	182,100	28,061,610
Genpact, Ltd.	551,800	23,269,406
Global Payments, Inc.	424,900	77,569,744
Lam Research Corp.	99,800	29,181,520
Marvell Technology Group, Ltd.	1,049,300	27,869,408
Microchip Technology, Inc.[1]	189,300	19,823,496
Monolithic Power Systems, Inc.	94,200	16,769,484
SS&C Technologies Holdings, Inc.	364,900	22,404,860
Tyler Technologies, Inc.*	37,300	11,190,746
WEX, Inc.*	118,900	24,904,794
Zebra Technologies Corp., Class A*	51,600	13,180,704
Zendesk, Inc.*	277,700	21,280,151
Total Information Technology		582,923,841

The accompanying notes are an integral part of these financial statements.

AMG TimesSquare Mid Cap Growth Fund Schedule of Portfolio Investments (continued)

	Shares	Value
Materials - 2.5%
Martin Marietta Materials, Inc.	70,300	$19,658,692
RPM International, Inc.	349,000	26,789,240
Total Materials		46,447,932
Real Estate - 5.8%
CBRE Group, Inc., Class A*	1,197,600	73,400,904
SBA Communications Corp., REIT	147,000	35,425,530
Total Real Estate		108,826,434
Total Common Stocks (Cost $1,116,922,446)		1,826,102,458

	Principal Amount
Short-Term Investments - 4.8%
Joint Repurchase Agreements - 1.7%[2]
Bank of Nova Scotia, dated 12/31/19, due 01/02/20, 1.570% total to be received $7,561,289 (collateralized by various U.S. Government Agency Obligations, 2.500% - 6.500%, 09/01/24 - 11/01/49, totaling $7,712,515)	$7,560,630	7,560,630
Citadel Securities LLC, dated 12/31/19, due 01/02/20, 1.600% total to be received $5,037,978 (collateralized by various U.S. Treasuries, 0.000% - 8.500%, 01/15/20 - 11/15/48, totaling $5,138,738)	5,037,530	5,037,530
Citigroup Global Markets, Inc., dated 12/31/19, due 01/02/20, 1.570% total to be received $7,561,289 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 9.000%, 02/13/20 - 09/20/69, totaling $7,711,843)	7,560,630	7,560,630

*	Non-income producing security.
[1]

Some of these securities, amounting to $204,358,742 or 10.8% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

	Principal Amount	Value
MUFG Securities America, Inc., dated 12/31/19, due 01/02/20, 1.570% total to be received $7,561,289 (collateralized by various U.S. Government Agency Obligations, 2.000% - 4.500%, 05/01/25 - 11/01/49, totaling $7,711,843)	$7,560,630	$7,560,630
State of Wisconsin Investment Board, dated 12/31/19, due 01/02/20, 1.750% total to be received $4,113,781 (collateralized by various U.S. Treasuries, 0.125% - 3.875%, 04/15/21 - 02/15/47, totaling $4,195,762)	4,113,381	4,113,381
Total Joint Repurchase Agreements		31,832,801

	Shares
Other Investment Companies - 3.1%
Dreyfus Government Cash Management Fund, Institutional Shares, 1.51%[3]	19,271,028	19,271,028
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 1.55%[3]	19,271,028	19,271,028
JPMorgan U.S. Government Money Market Fund, IM Shares, 1.53%[3]	19,854,999	19,854,999
Total Other Investment Companies		58,397,055
Total Short-Term Investments (Cost $90,229,856)		90,229,856
Total Investments - 101.7% (Cost $1,207,152,302)		1,916,332,314
Other Assets, less Liabilities - (1.7)%		(31,151,343)
Net Assets - 100.0%		$1,885,180,971

[3]	Yield shown represents the December 31, 2019, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

ADR American Depositary Receipt

REIT Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

AMG TimesSquare Mid Cap Growth Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2019:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks†	$1,826,102,458	—	—	$1,826,102,458
Short-Term Investments
Joint Repurchase Agreements	—	$31,832,801	—	31,832,801
Other Investment Companies	58,397,055	—	—	58,397,055
Total Investments in Securities	$1,884,499,513	$31,832,801	—	$1,916,332,314

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2019, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

AMG TimesSquare International Small Cap Fund Portfolio Manager’s Comments (unaudited)

Year In Review

For the year ended December 31, 2019, AMG TimesSquare International Small Cap Fund (Class N shares) (the “Fund”) returned 29.56%, while its benchmark, the MSCI EAFE Small Cap Index returned 24.96%.

Recovering from a late selloff in 2018, global equity markets collectively had one of the best years in recent memory. Markets reversed course at the start of 2019 as hopes of easing trade tensions resulted in market gains. The U.S. Federal Reserve (the “Fed”) softened its hawkish outlook, which also buoyed the market’s risk appetite. However, clouds reappeared on the horizon in the second quarter on renewed global trade tensions and as the rate of global economic expansion slowed. With a chorus of worries concerning global trade—notably between the U.S. and China and the U.K. and the European Union—the Fed and the European Central Bank (ECB) reduced their respective lending rates in September, with the ECB restarting other measures of quantitative easing. In the final quarter of the year, improved Brexit visibility, a possible trade deal with China, and an accommodative rate environment added to the gains from earlier in 2019.

In Europe, the industrial recession continued amid a global decline of the manufacturing sector. There also was scant progress with the European Union on Brexit for most of the year. However, the process restarted in December as the U.K. election resulted in a win by current Prime Minister Boris Johnson’s Conservative Party. This lifted the veil of uncertainty that has weighed on the economy and investments over the three years since the initial Brexit vote and provided support to the equity markets for the region.

In early 2019, Japanese cyclical stocks recovered from the selloff the prior year. Japanese equities were further buoyed by a broad-based market recovery in the subsequent quarters. In the Emerging Markets, China’s economy continued to slow on weakening exports and subdued domestic demand. However, improving trade relations between China and the U.S. toward the end of 2019 provided a lift.

For the last twelve months, relative strength was found in the U.S. where the broad equity indexes posted annual results of 31%, followed by 22% for non U.S. equities and 18% for the emerging markets. For the international markets, small cap companies bested their large cap peers.

Portfolio Performance Attribution

The Fund outperformed the MSCI EAFE Small Cap benchmark in 2019. Contributions were strongest from our holdings in Japan. Our holdings in Europe also contributed to performance while Asia/Pacific ex Japan had a neutral impact. Emerging Markets had a small negative impact.

Regional Performance: Japan

Contributions were strongest from our holdings in Japan with some of the largest detractors from the prior year seeing the strongest gains. Horiba, Ltd. a manufacturer of instruments and analyzers for the semiconductor and automotive end markets, climbed 68%. After a challenging 2018 when their clients paused capital expenditure plans due to global trade uncertainties, orders in Horiba’s cyclical semiconductor business stabilized and management released a new medium term plan suggesting a return to growth in 2020. en japan, Inc. a provider of internet job recruitment and consultation services, announced accelerating growth in its recruitment business and overseas subsidiaries. Under its new medium term plan, management shifted its focus from sales growth to higher profits, and that led its stock price increasing by 43%. Detached home operator Open House Co., Ltd. rose 63% while we held it in 2019 on the back of impressive results and positive guidance. Having reached our team’s fair value target, we fully exited the position during fourth quarter.

Offsetting the winners somewhat, and leaving the portfolio toward the end of 2019, with a (15)% year-to-date decline was Japanese department store operator Izumi Co., Ltd. The company released disappointing fiscal year results, revised its medium term guidance lower, and cut new store openings as consumers traded down to discounters.

Regional Performance: Europe

We benefited from our holdings in Europe, led by stock selection in France and the U.K. Rising 100% was Altran Technologies, S.A., an engineering and consulting services provider. In the first quarter, the company delivered good results on revenue growth and margin expansion, integration of Aricent, as well as a profit turnaround in Germany. Later in the year, French information technology consulting firm Capgemini announced its plan to buy Altran at a premium to Altran’s then share price to tap into the fast growing engineering outsourcing market. U.K. based Melrose Industries PLC, an industrial holding company which focuses on acquiring fundamentally good but mismanaged assets, rose 56%. Moderating headwinds in its Auto business, strong performance in Aerospace, and the potential for substantial sales of Nortek Air Management in 2020 give us continued confidence in its outlook.

In neighboring Italy, global specialty hearing aids retailer Amplifon S.P.A. ascended 80%. Margins came in ahead on the consolidation of recently acquired GAES, Spain’s largest hearing aid distributor. The company’s guidance indicated an increased level of confidence in the outlook. Moving to Switzerland and also a positive contributor with its 100% rally was VAT Group AG, a producer of vacuum valves used in semiconductor and display production. VAT indicated that past weakness in fundamentals may have bottomed and that it was enjoying a high number of design wins. Sweden based Nordic Entertainment Group AB is the Nordic region’s leading entertainment provider. It offers streaming services, TV channels, radio stations, and its production companies create content. Shares returned 40% when Nordic agreed to combine its Viasat Consumer satellite pay TV and broadband TV operations with Telenor Group’s Norwegian satellite TV unit, Canal Digital, forming a regional television distribution joint venture. The combination is expected to create substantial synergies and shareholder value.

Turning to the detractors, German based SAF Holland, S.A. is Europe’s largest listed commercial vehicle supplier and holds a top three position in all its core products, including trailer axles, fifth wheels, and landing gears. The company pared 2020 forecasts on deteriorating economic conditions, the ongoing global trade disputes, and the related impact on the markets for trucks and trailers. This led the share price to decline (33)%. Recognizing those risks, we trimmed our holdings in SAF. Prosegur Cia de Seguridad, S.A. provides security services in Europe and Latin America. With Argentina contributing around 19% of the company’s total revenues, Prosegur shares shed (17)% on the back of the primary presidential elections in Argentina and the weakening of the Argentine peso. We continue to appreciate Prosegur’s high growth potential,

AMG TimesSquare International Small Cap Fund Portfolio Manager’s Comments (continued)

excellent cash flow, diversification strategy, and unique operating model and thus we added to the name on weakness.

Regional Performance: Asia/Pacific ex Japan

Our holdings in Asia/Pacific ex Japan experienced mixed performance this year. Detracting from performance with its (12)% drop was Link Administration Holdings, Ltd., an outsourced fund administration services provider. During the second quarter, the Australian company lowered its fiscal year earnings guidance below consensus estimates as it experienced both client losses and account consolidation, coupled with increased operating expenses. The company’s Link Asset Services was impacted by Brexit related uncertainty. We added to the name on weakness. Better was IPH, Ltd., Australia’s largest intellectual property management services provider. In second quarter, the company announced the acquisition of Xenith IP Group. The combination of the two largest industry players presented an opportunity to create significant synergies and a clear and dominant market leader. Later in the year, the company reported a positive earnings announcement driven by solid organic growth in Asia and a focus on cost management in Australia. Investors applauded the company’s strong execution with a 57% gain in its share price.

Regional Performance: Emerging Markets

Our performance in the Emerging Markets detracted from performance. Indiabulls Housing Financing, Ltd.

is the industry’s second largest private sector mortgage finance company. Shares were weak amidst allegations of misappropriation of capital and ongoing liquidity concerns in the commercial paper market. In light of the industry wide risks, we sold the name in the second quarter with a (23)% loss to that point for 2019. Edelweiss Financial Services, Ltd., a diversified financial services company, lost (59)% while we owned it this year as the liquidity situation in India remains very constrained, thereby holding back growth for longer than initially thought. This in combination with a sharp increase in the volatility in the Indian non banking financial companies led us to exit the position in the fourth quarter.

More positive was A Living Services Co, Ltd Class H shares, a leading property management company in China. A Living Services enjoys a solid pipeline from its two major shareholders, Agile Group and Greenland Holdings, which are two of the largest real estate developers in China. It continues to be proactive in merger and acquisition activities in a still fragmented industry. The company reported strong metrics throughout the year and reaffirmed the strength of the overall business. We purchased the name in the third quarter and it closed out the year with a 101% gain.

Conclusion

As 2020 begins, one prevailing question is what will support future growth for the equity markets. The prevalence of historic low or negative interest rates may limit future monetary stimulus from central banks. Businesses appreciate the apparent resolutions on U.S. trade deals within North America and with China, as well as U.K. certainty on Brexit, though details and the resulting effects are still to be seen. Escalating tensions in the Middle East and an U.S. presidential election are additional wildcards. Meanwhile, corporate earnings growth has been scarce and highly rewarded when found. That last item is our focus—seeking out business models and management teams capable of growing their companies for the long term. We believe that investment emphasis should benefit our clients regardless of the market environment. For 2020, we remain dedicated to adding value to the assets you have entrusted to us, and look forward to working with you throughout the year. As always, please feel free to contact us if you have any questions.

This commentary reflects the viewpoints of TimesSquare Capital Management, LLC, and is not intended as a forecast or guarantee of future results.

AMG TimesSquare International Small Cap Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG TimesSquare International Small Cap Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG TimesSquare International Small Cap Fund’s Class N shares on January 2, 2013 (inception date), to a $10,000 investment made in the MSCI EAFE Small Cap Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG TimesSquare International Small Cap Fund and the MSCI EAFE Small Cap Index for the same time periods ended December 31, 2019.

Average Annual Total Returns[1]	One Year	Five Years	Since Inception	Inception Date
AMG TimesSquare International Small Cap Fund2, [3,4,5,6,7,8,9]
Class N	29.56%	8.69%	9.84%	01/02/13
Class I	29.78%	—	9.12%	02/24/17
Class Z	29.77%	8.94%	10.06%	01/02/13

MSCI EAFE Small Cap Index[10]	24.96%	8.85%	9.19%	01/02/13	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects inception date of the Fund, not the index.
[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2019. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s adviser has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]

Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[4]

The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.

[5]

The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[6]

Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[7]	The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar investment when converted back to U.S. Dollars.
[8]	The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.
[9]

The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[10]

The MSCI EAFE Small Cap Index covers all investable small-cap securities with a market capitalization below that of the companies in the MSCI Standard Indices of developed markets, excluding the U.S. and Canada. Please go to msci.com for most current list of countries represented by the index. Unlike the Fund, the MSCI EAFE Small Cap Index is unmanaged, is not available for investment and does not incur expenses.

AMG TimesSquare International Small Cap Fund Portfolio Manager’s Comments (continued)

All MSCI data is provided ‘as is.’ The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG TimesSquare International Small Cap Fund Fund Snapshots (unaudited) December 31, 2019

PORTFOLIO BREAKDOWN

Sector	% of Net Assets
Industrials	25.4
Information Technology	17.9
Financials	16.1
Consumer Discretionary	9.4
Health Care	9.3
Communication Services	8.8
Consumer Staples	4.7
Utilities	2.7
Real Estate	1.6
Energy	1.3
Materials	0.5
Short-Term Investments[1]	7.2
Other Assets Less Liabilities[2]	(4.9)

[1]	Includes reinvestment of cash collateral into joint repurchase agreements on security lending transactions.
[2]	Includes repayment of cash collateral on securities lending transactions.

TOP TEN HOLDINGS

Security Name	% of Net Assets
Altran Technologies, S.A. (France)	3.4
Topdanmark A/S (Denmark)	3.1
Nordic Entertainment Group AB, Class B (Sweden)	2.9
Melrose Industries PLC (United Kingdom)	2.8
Rubis SCA (France)	2.7
FinecoBank Banca Fineco S.P.A. (Italy)	2.6
Zenkoku Hosho Co., Ltd. (Japan)	2.5
ABC-Mart, Inc. (Japan)	2.5
Intrum AB (Sweden)	2.4
Electrocomponents PLC (United Kingdom)	2.4

Top Ten as a Group	27.3

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG TimesSquare International Small Cap Fund Schedule of Portfolio Investments December 31, 2019

	Shares	Value
Common Stocks - 97.7%
Communication Services - 8.8%
Auto Trader Group PLC (United Kingdom)[1]	2,215,140	$17,493,409
CTS Eventim AG & Co. KGaA (Germany)	280,721	17,613,454
HUYA, Inc., ADR (China)*	458,603	8,231,924
Karnov Group AB (Sweden)*	1,138,224	6,440,702
Megacable Holdings SAB de CV (Mexico)	2,059,546	8,435,343
Modern Times Group MTG AB, Class B (Sweden)*	670,534	7,992,988
Nordic Entertainment Group AB, Class B (Sweden)[2]	1,026,504	33,185,329
Total Communication Services		99,393,149
Consumer Discretionary - 9.4%
ABC-Mart, Inc. (Japan)	411,949	28,120,214
CIE Automotive, S.A. (Spain)	530,642	12,593,018
Cogna Educacao (Brazil)	2,191,400	6,226,590
Dalata Hotel Group PLC (Ireland)	2,579,921	14,903,638
SAF-Holland, S.A. (Germany)	398,258	3,305,787
Samsonite International, S.A. (United States)[1]	5,051,450	12,150,064
Sushiro Global Holdings, Ltd. (Japan)	210,826	18,155,956
Trainline PLC (United Kingdom)*,1	1,655,635	11,213,386
Total Consumer Discretionary		106,668,653
Consumer Staples - 4.7%
Kobe Bussan Co., Ltd. (Japan)	446,449	15,359,730
Sugi Holdings Co., Ltd. (Japan)	460,397	24,288,085
Viscofan, S.A. (Spain)	258,363	13,678,894
Total Consumer Staples		53,326,709
Energy - 1.3%
Gaztransport Et Technigaz, S.A. (France)	148,235	14,277,538
Financials - 16.1%
Aruhi Corp. (Japan)[2]	821,447	16,866,964
Challenger, Ltd. (Australia)[2]	3,712,610	21,126,692
FinecoBank Banca Fineco S.P.A. (Italy)	2,495,213	29,932,245
Jupiter Fund Management PLC (United Kingdom)	2,496,781	13,559,541
Regional SAB de CV (Mexico)	1,963,885	11,010,012
Steadfast Group, Ltd. (Australia)	8,445,283	20,629,969
Tamburi Investment Partners S.P.A. (Italy)	733,015	5,607,585
Topdanmark A/S (Denmark)[2]	699,711	34,492,685
Zenkoku Hosho Co., Ltd. (Japan)	670,409	28,467,226
Total Financials		181,692,919
Health Care - 9.3%
Amplifon S.P.A. (Italy)[2]	740,595	21,313,874
Ascom Holding AG (Switzerland)	402,834	4,383,274
DiaSorin S.P.A. (Italy)[2]	62,263	8,063,592

	Shares	Value
Japan Lifeline Co., Ltd. (Japan)	611,013	$8,313,795
Mani, Inc. (Japan)	215,433	6,158,632
MorphoSys AG (Germany)*	46,753	6,613,741
Odontoprev, S.A. (Brazil)	2,370,800	9,942,426
Orpea (France)	196,479	25,207,384
UDG Healthcare PLC (Ireland)	1,471,540	15,733,032
Total Health Care		105,729,750
Industrials - 25.4%
Alimak Group AB (Sweden)[1]	246,599	3,675,415
A-Living Services Co., Ltd., Class H (China)[1]	4,287,800	14,795,967
Befesa, S.A. (Luxembourg)[1]	76,661	3,258,990
BEST, Inc., ADR (China)*,2	1,888,415	10,499,587
Bodycote PLC (United Kingdom)	943,339	11,895,763
Clarkson PLC (United Kingdom)	134,670	5,418,301
en-japan, Inc. (Japan)	568,769	24,720,824
Harmonic Drive Systems, Inc. (Japan)[2]	234,349	11,234,811
Howden Joinery Group PLC (United Kingdom)	1,732,856	15,438,557
Interpump Group S.P.A. (Italy)	483,757	15,324,130
Intrum AB (Sweden)[2]	927,595	27,670,335
IPH, Ltd. (Australia)	2,898,340	16,665,602
Irish Continental Group PLC (Ireland)	989,360	5,371,287
LISI (France)	86,517	2,916,371
Melrose Industries PLC (United Kingdom)	9,937,022	31,651,878
Nabtesco Corp. (Japan)	315,602	9,299,831
Nihon M&A Center, Inc. (Japan)	231,017	7,949,931
Palfinger AG (Austria)	93,929	3,081,798
Polypipe Group PLC (United Kingdom)	1,865,005	13,340,169
Prosegur Cia de Seguridad, S.A. (Spain)	4,978,380	20,550,127
Stabilus, S.A. (Luxembourg)	260,402	17,662,648
Troax Group AB (Sweden)[2]	250,147	3,226,204
VAT Group AG (Switzerland)[1]	66,257	11,178,006
Total Industrials		286,826,532
Information Technology - 17.9%
Altran Technologies, S.A. (France)	2,407,179	38,353,944
Barco N.V. (Belgium)	83,311	20,490,575
Chroma ATE, Inc. (Taiwan)	1,964,200	9,552,813
Datalogic S.P.A. (Italy)[2]	114,262	2,162,794
Disco Corp. (Japan)	26,660	6,260,437
Elecom Co., Ltd. (Japan)	146,138	5,912,035
Electrocomponents PLC (United Kingdom)	2,966,851	26,684,308
Global Dominion Access, S.A. (Spain)*,1	630,465	2,581,264
Horiba, Ltd. (Japan)	248,948	16,598,337
Iriso Electronics Co., Ltd. (Japan)	269,340	11,865,134

The accompanying notes are an integral part of these financial statements.

AMG TimesSquare International Small Cap Fund Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology - 17.9% (continued)
Keywords Studios PLC (Ireland)[2]	942,947	$18,753,007
Link Administration Holdings, Ltd. (Australia)	4,668,356	19,181,515
Linx, S.A. (Brazil)	770,900	6,787,799
Nemetschek SE (Germany)	151,332	9,969,565
SimCorp A/S (Denmark)	67,335	7,656,471
Total Information Technology		202,809,998
Materials - 0.5%
Hansol Chemical Co., Ltd. (South Korea)	60,300	5,518,266
Real Estate - 1.6%
Katitas Co., Ltd. (Japan)	403,226	17,751,573
Utilities - 2.7%
Rubis SCA (France)	498,396	30,669,442
Total Common Stocks (Cost $965,476,873)		1,104,664,529

	Principal Amount
Short-Term Investments - 7.2%
Joint Repurchase Agreements - 5.0%[3]
Bank of America Securities, Inc., dated 12/31/19, due 01/02/20, 1.570% total to be received $13,228,953 (collateralized by various U.S. Government Agency Obligations, 3.000% - 4.523%, 04/01/24 - 09/01/49, totaling $13,492,355)	$13,227,799	13,227,799
Bank of Montreal, dated 12/31/19, due 01/02/20, 1.570% total to be received $13,228,953 (collateralized by various U.S. Government Agency Obligations, 2.500% - 5.000%, 04/20/49 - 12/01/49, totaling $13,492,355)	13,227,799	13,227,799
Citadel Securities LLC, dated 12/31/19, due 01/02/20, 1.600% total to be received $9,497,962 (collateralized by various U.S. Treasuries, 0.000% - 8.500%, 01/15/20 - 11/15/48, totaling $9,687,922)	9,497,118	9,497,118

*	Non-income producing security.
[1]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2019, the value of these securities amounted to $76,346,501 or 6.8% of net assets.

[2]

Some of these securities, amounting to $64,590,775 or 5.7% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

	Principal Amount	Value
Citigroup Global Markets, Inc., dated 12/31/19, due 01/02/20, 1.570% total to be received $13,228,953 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 9.000%, 02/13/20 - 09/20/69, totaling $13,492,355)	$13,227,799	$13,227,799
State of Wisconsin Investment Board, dated 12/31/19, due 01/02/20, 1.750% total to be received $7,197,583 (collateralized by various U.S. Treasuries, 0.125% - 3.875%, 04/15/21 - 02/15/47, totaling $7,341,018)	7,196,883	7,196,883
Total Joint Repurchase Agreements		56,377,398

	Shares
Other Investment Companies - 2.2%
Dreyfus Government Cash Management Fund, Institutional Shares, 1.51%[4]	8,210,397	8,210,397
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 1.55%[4]	8,210,397	8,210,397
JPMorgan U.S. Government Money Market Fund, IM Shares, 1.53%[4]	8,459,197	8,459,197
Total Other Investment Companies		24,879,991
Total Short-Term Investments (Cost $81,257,389)		81,257,389
Total Investments - 104.9% (Cost $1,046,734,262)		1,185,921,918
Other Assets, less Liabilities - (4.9)%		(55,261,987)
Net Assets - 100.0%		$1,130,659,931

[3]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.
[4]	Yield shown represents the December 31, 2019, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

ADR American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

AMG TimesSquare International Small Cap Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2019:

	Level 1	Level 2[1]	Level 3	Total
Investments in Securities
Common Stocks
Industrials	$99,310,685	$187,515,847	—	$286,826,532
Information Technology	17,025,534	185,784,464	—	202,809,998
Financials	51,110,282	130,582,637	—	181,692,919
Consumer Discretionary	24,436,015	82,232,638	—	106,668,653
Health Care	9,942,426	95,787,324	—	105,729,750
Communication Services	64,286,286	35,106,863	—	99,393,149
Consumer Staples	—	53,326,709	—	53,326,709
Utilities	—	30,669,442	—	30,669,442
Real Estate	—	17,751,573	—	17,751,573
Energy	—	14,277,538	—	14,277,538
Materials	—	5,518,266	—	5,518,266
Short-Term Investments
Joint Repurchase Agreements	—	56,377,398	—	56,377,398
Other Investment Companies	24,879,991	—	—	24,879,991

Total Investment in Securities	$290,991,219	$894,930,699	—	$1,185,921,918

[1]	An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

For the fiscal year ended December 31, 2019, there were no transfers in or out of Level 3.

The country allocation in the Schedule of Portfolio Investments at December 31, 2019, was as follows:

Country	% of Long-Term Investments
Australia	7.0
Austria	0.3
Belgium	1.8
Brazil	2.1
China	3.0
Denmark	3.8
France	10.1
Germany	3.4
Ireland	4.9
Italy	7.5
Japan	23.3

Country	% of Long-Term Investments
Luxembourg	1.9
Mexico	1.8
South Korea	0.5
Spain	4.5
Sweden	7.4
Switzerland	1.4
Taiwan	0.9
United Kingdom	13.3
United States	1.1

100.0

The accompanying notes are an integral part of these financial statements.

AMG TimesSquare Emerging Markets Small Cap Fund Portfolio Manager’s Comments (unaudited)

Year In Review

For the year ended December 31, 2019, AMG TimesSquare Emerging Markets Small Cap Fund (Class N shares) (the “Fund”) returned 16.49%, while its benchmark, the MSCI Emerging Markets Small Cap Index, returned 11.50%.

Recovering from a late selloff in 2018, global equity markets collectively had one of the best years in recent memory. Every major asset class worldwide—stocks, corporate bonds, government treasuries, real estate, and commodities—had a meaningful positive return in 2019, a harmony that had not been seen for at least 15 years.

One area of support was the accommodative policies from central banks around the world. In Emerging Markets, to name a few, central banks of China, India, Indonesia, South Africa, Mexico, Brazil, and Chile cut interest rates following the U.S., the European Union, and Japan’s dovish monetary policies.

Although Emerging Markets bore the brunt of the trade war impact in 2019, trade relations between China and the U.S. saw improvement in the fourth quarter. This improve trade relations not only helped China but also benefited markets such as Taiwan and Korea.

Geopolitical risk remained in many places. Large scale protests emerged in Hong Kong, Lebanon, and multiple Latin American countries during the year. Argentina experienced significant headwinds from the primary presidential elections, which the market friendly incumbent lost. Brazil posted above expectation improvement in its third quarter GDP while its Senate passed the long anticipated pension reform bill.

Portfolio Performance Attribution

The Fund outperformed the MSCI Emerging Markets Small Cap Index for the year of 2019. The Fund had strong performance in Asia and Latin America, while it slightly underperformed in EMEA and Frontier Markets.

Regional Performance: Asia

Asia was the best performing region during the year, with strength in China and Korea and mixed results in India, while positions in Taiwan detracted from performance.

In India, global automotive component supplier Varroc Engineering, Ltd. lost (36)% as the company reported declining revenues due to adverse economic situations in key markets and uncertainties over the trade war. We trimmed our holdings in Varroc Engineering and continue to monitor the situation. Indiabulls Housing Finance, Ltd. is India’s second largest private sector mortgage finance company. Shares were weak amidst allegations of misappropriation of capital and ongoing liquidity concerns in the commercial paper market. Due to the industry wide risks, we sold the Indiabulls in the second quarter with a (20)% loss to that point for 2019. Edelweiss Financial Services, Ltd., a diversified financial services company, lost (58)% while we owned it this year as the liquidity situation in India remains very constrained, thereby holding back growth for longer than initially thought. This in combination with a sharp increase in the volatility in the Indian non banking financial companies led us to exit the position in the fourth quarter. Better results were from agrochemical company PI Industries, Ltd. with its 61% gain while it was held during the year. PI Industries showed strong revenue growth driven by better product mix, consistent domestic revenue growth, and increased demand in the exports market. We exited our position in the fourth quarter due to limited upside from its then price point.

In China, shares of property management company, A Living Services Co., Ltd. Class H shares surged 164% after the company reported continuing strong metrics and reaffirmed the strength of the overall business. Management extended 30%+ earnings growth guidance by another year to 2022, driven by successful portfolio expansion and positioning. A Living Services continues to enjoy a solid pipeline from its two major shareholders, Agile Group and Greenland Holdings, which are two of the largest real estate developers in China. Online game, cloud services, and office software and services provider Kingsoft Corp., Ltd. jumped 81% during the year. The company’s WPS (Writer, Presentation, and Spreadsheet) business reported better than expected results, and its cloud business maintained strong growth. After China finally resumed the approval process to license new games early in the year, Kingsoft’s gaming pipeline also remains solid, with its highly anticipated new game title set to launch, and a few others awaiting game approvals. We trimmed both positions on price strength. In contrast, HUYA, Inc., China’s leading video game streaming site, declined (20)% as the market expected a deceleration in live streaming growth in 2020.

Korea was another country of strength. Hansol Chemical Co., Ltd. is a manufacturer of specialty chemicals for the semiconductor and technology industry. During the fourth quarter, the company reported in-line results but showed greater demand for its hydrogen peroxide products and improving quantum dot material consumption—microscopic semiconductors used in nanotechnology. As a result, shares of Hansol Chemical jumped 25%. Leading enterprise resource planning solution provider in Korea’s small and medium sized enterprise market Douzone Bizon Co., Ltd. climbed 50% during the year. In addition to reporting strong results, the company announced the launch of “WEHAGO T”, an enterprise service platform for tax accounting offices. Information accumulated on the platform can generate substantial value as Douzone works with 90% of all tax accountants in Korea; thus, WEHAGO T will be able to collect big data on almost all companies in Korea across industries. We trimmed our position on price strength.

In Taiwan, Elite Material Co., Ltd. is a leading supplier of laminates for the printed circuit board (PCB) industry. The company achieved its materials certification for the new iPhone in the first quarter. Later in the year, the company reported stellar results and beat consensus estimates on gross margins and earnings. Elite will likely benefit from the continuing development of 5G technology and data centers. Elite finished the year with a 116% gain.

Regional Performance: Latin America

Contributions from our holdings in Latin America were positive for the year, with broad-based strength across the region.

In Brazil, Grupo SBF, S.A., Latin America’s largest sporting goods retailer in terms of revenues, soared 172% during 2019. The company reported strong results during the year and continued to make impressive progress in its omnichannel segment, along with store renovations and new store buildouts. On the negative side, T4F Entretenimento, S.A., a leading live entertainment content provider in Brazil, was down (33)% for the year. The company reported weaker-than-expected results during the year. We exited T4F on poor visibility going into 2020.

Regional Performance: EMEA

EMEA slightly underperformed during the year. The portfolio’s exposure in South Africa and Saudi Aribia detracted from performance, while Greece and Egypt offered some bright spots.

In Egypt, Egyptian Financial Group-Hermes Holding Co. offers brokerage, research, investment banking, asset management, and private equity services across Middle East, North Africa, and Frontier markets, covering an area of low capital markets penetration and fast growing companies. The investment bank’s core business lines continue to be

AMG TimesSquare Emerging Markets Small Cap Fund Portfolio Manager’s Comments (continued)

resilient, showing steady growth, and led to 29% gain during the year. Throughout the years, EFG Hermes has showed an appreciable determination in achieving its diversification and expansion strategy, successfully mitigating the cyclicality of its business and steadily improving its income generating capacity.

In South Africa, KAP Industrial Holdings, Ltd. is a diversified industrial group that operates in industrials (integrated timber, bedding and auto parts), chemicals, and logistics (supply chain and warehouse management). The stock descended (36)% while we owned it in 2019 after the company reported weak results where operating profits of various divisions disappointed. We exited KAP Industrial in September with concerns of potential commodity and macro headwinds.

Saudi Arabian hardware retailer and wholesaler Saudi Co. For Hardware CJSC fell (19)%. In the fourth quarter, the company reported lower than expected net quarterly profits due to higher operating expenses from new store openings and the buildout of new product categories. We added to the position on price weakness.

One of the top contributors for the year was the leading gaming company in Greece, OPAP, S.A. (Greek Organisation of Football Prognostics SA). The company is the exclusive licensed operator of all numerical lotteries, sports betting, and horse racing. Management reported solid results and announced that it will pay an extraordinary dividend of roughly 11.9%; shares rallied 58% for the year.

Regional Performance: Frontier

Frontier markets weighed on performance, where the largest detractor was Masan Group Corp., a multifaceted natural resource, food and beverage, and banking firm in Vietnam. Shares were down (25)% during the year due to continued market pessimism in commodities, along with uncertainty after a recently announced merger of Masan Consumer Holdings and conglomerate Vingroup.

Conclusion

As the Fund reaches its three year anniversary, we remain steadfast believers that active selection of stocks, sectors, and countries will play a key role in an era of complex geopolitics and macro uncertainties related to trade posturing as well as demographic and growth differentiations. After a decade of U.S. dollar strength and developed markets outperformance, emerging markets continue to trade at attractive valuations. With younger demographics, a rising middle class, and more stable foreign exchange rates, emerging markets could provide significant future runway for growth. Through our bottom up investment process, we seek structural growth opportunities in companies with strong fundamentals which also benefit from distinct, sustainable competitive advantages.

This commentary reflects the viewpoints of TimesSquare Capital Management, LLC, and is not intended as a forecast or guarantee of future results.

AMG TimesSquare Emerging Markets Small Cap Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG TimesSquare Emerging Markets Small Cap Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG TimesSquare Emerging Markets Small Cap Fund’s Class I shares on December 14, 2016 (inception date), to a $10,000 investment made in the MSCI Emerging Markets Small Cap Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG TimesSquare Emerging Markets Small Cap Fund and the MSCI Emerging Markets Small Cap Index for the same time periods ended December 31, 2019.

Average Annual Total Returns[1]	One Year	Since Inception	Inception Date
AMG TimesSquare Emerging Markets Small Cap Fund[2,3,4,5,6,7,8,9]
Class N	16.49%	5.30%	02/24/17
Class I	16.83%	8.46%	12/14/16
Class Z	16.83%	8.46%	12/14/16

MSCI Emerging Markets Small Cap Index[10]	11.50%	6.40%	12/14/16	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2019. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s adviser has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]

Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[4]

The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.

[5]

The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[6]	The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar investment when converted back to U.S. Dollars.
[7]	The Fund may invest in derivatives, such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.
[8]

Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[9]

The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[10]

MSCI Emerging Markets Small Cap Index includes small cap representation across 24 Emerging Markets countries. The small cap segment tends to capture more local economic and sector characteristics relative to larger Emerging Markets capitalization segments. Please go to msci.com for most current list of countries represented by the index. Unlike the Fund, the MSCI Emerging Markets Small Cap Index is unmanaged, is not available for investment, and does not incur expenses.

AMG TimesSquare Emerging Markets Small Cap Fund Portfolio Manager’s Comments (continued)

All MSCI data is provided ‘as is.’ The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG TimesSquare Emerging Markets Small Cap Fund Fund Snapshots (unaudited) December 31, 2019

PORTFOLIO BREAKDOWN

Sector	% of Net Assets
Consumer Discretionary	20.8
Financials	16.5
Industrials	14.7
Information Technology	13.3
Communication Services	11.0
Consumer Staples	8.7
Materials	6.0
Health Care	3.7
Real Estate	3.6
Energy	1.8
Other Assets Less Liabilities	(0.1)

TOP TEN HOLDINGS

Security Name	% of Net Assets
Hansol Chemical Co., Ltd. (South Korea)	2.5
Lemon Tree Hotels, Ltd. (India)	2.3
OPAP, S.A. (Greece)	2.2
A-Living Services Co., Ltd., Class H (China)	2.2
Dis-Chem Pharmacies, Ltd. (South Africa)	2.2
Container Corp. Of India Ltd. (India)	2.1
AKR Corporindo Tbk PT (Indonesia)	2.1
Puregold Price Club, Inc. (Philippines)	2.0
Media Nusantara Citra (Indonesia)	2.0
Ennoconn Corp. (Taiwan)	2.0

Top Ten as a Group	21.6

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG TimesSquare Emerging Markets Small Cap Fund Schedule of Portfolio Investments December 31, 2019

	Shares	Value
Common Stocks - 97.0%
Communication Services - 11.0%
Bilibili, Inc., ADR (China)*,1	3,700	$68,894
GrameenPhone, Ltd. (Bangladesh)	15,000	50,498
HUYA, Inc., ADR (China)*	4,000	71,800
Innocean Worldwide, Inc. (South Korea)	1,300	79,760
Media Nusantara Citra (Indonesia)	1,000,000	117,264
Megacable Holdings SAB de CV (Mexico)	14,000	57,340
Plan B Media PCL (Thailand)	29,900	7,577
Plan B Media PCL, Class F (Thailand)	150,100	38,039
PVR, Ltd. (India)	2,300	61,204
TIME dotCom Bhd (Malaysia)	40,000	90,160
Total Communication Services		642,536
Consumer Discretionary - 20.8%
Cogna Educacao (Brazil)	35,500	100,869
Fourlis Holdings, S.A. (Greece)	14,500	94,265
Fu Shou Yuan International Group, Ltd. (China)	113,300	95,973
Grupo SBF, S.A. (Brazil)*	10,000	87,454
Lemon Tree Hotels, Ltd. (India)*,2	150,000	134,495
Lung Yen Life Service Corp. (Taiwan)	28,600	60,734
momo.com, Inc. (Taiwan)	10,000	96,807
Mr Price Group, Ltd. (South Africa)	5,000	65,278
OPAP, S.A. (Greece)	10,000	130,106
Poya International Co., Ltd. (Taiwan)	6,300	88,580
Ramayana Lestari Sentosa Tbk PT (Indonesia)	500,000	38,351
Saudi Co. For Hardware CJSC (Saudi Arabia)	5,700	79,087
Varroc Engineering, Ltd. (India)[2]	12,000	70,332
Xinyi Glass Holdings, Ltd. (Hong Kong)	52,000	68,899
Total Consumer Discretionary		1,211,230
Consumer Staples - 7.7%
Alicorp SAA (Peru)	23,000	63,870
Cia Cervecerias Unidas, S.A. (Chile)	6,000	58,807
Dis-Chem Pharmacies, Ltd. (South Africa)[2]	67,000	126,767
Juhayna Food Industries (Egypt)	150,000	80,654
Puregold Price Club, Inc. (Philippines)	150,000	117,731
Total Consumer Staples		447,829
Energy - 1.8%
Aegis Logistics, Ltd. (India)	28,100	76,157
Gaztransport Et Technigaz, S.A. (France)	300	28,895
Total Energy		105,052
Financials - 14.4%
Bangkok Commercial Asset Management PCL (Thailand)*	104,000	62,844

	Shares	Value
Bank Tabungan Negara Persero
Tbk PT (Indonesia)	560,000	$85,374
BRAC Bank, Ltd. (Bangladesh)*	100,000	67,260
City Union Bank, Ltd. (India)	26,000	85,218
Egyptian Financial Group-Hermes Holding Co. (Egypt)	100,000	105,732
MCB Bank, Ltd. (Pakistan)	82,000	108,514
New Frontier Health Corp. (Hong Kong)*	8,000	80,000
Regional SAB de CV (Mexico)	12,000	67,275
Sampath Bank PLC (Sri Lanka)	70,000	62,683
Security Bank Corp. (Philippines)	20,000	76,947
Transaction Capital, Ltd. (South Africa)	26,000	39,169
Total Financials		841,016
Health Care - 3.7%
Cleopatra Hospital (Egypt)*	200,000	75,140
i-SENS, Inc. (South Korea)	2,900	64,325
Odontoprev, S.A. (Brazil)	18,000	75,487
Total Health Care		214,952
Industrials - 14.7%
AKR Corporindo Tbk PT (Indonesia)	420,000	119,379
A-Living Services Co., Ltd., Class H (China)[2]	37,000	127,676
BEST, Inc., ADR (China)*,1	16,000	88,960
China Conch Venture Holdings, Ltd. (China)	22,000	95,962
China Index Holdings, Ltd., ADR (China)*	18,000	65,520
Container Corp. Of India Ltd. (India)	15,000	120,184
King Slide Works Co., Ltd. (Taiwan)	5,000	60,455
Mytilineos, S.A. (Greece)	4,000	43,932
Prosegur Cia de Seguridad, S.A. (Spain)	7,000	28,895
TCI Express, Ltd. (India)	10,000	104,002
Total Industrials		854,965
Information Technology - 13.3%
Beijing Sinnet Technology Co., Ltd., Class A (China)	27,000	77,872
Chroma ATE, Inc. (Taiwan)	12,000	58,361
Douzone Bizon Co., Ltd. (South Korea)	1,300	90,878
Elite Material Co., Ltd. (Taiwan)	15,000	68,909
Ennoconn Corp. (Taiwan)	14,000	115,444
Kingsoft Corp., Ltd. (China)*	25,000	64,835
Koh Young Technology, Inc. (South Korea)	600	54,676
Linx, S.A. (Brazil)	7,700	67,799
Sinbon Electronics Co., Ltd. (Taiwan)	10,000	41,338
Webcash Corp. (South Korea)	1,400	51,663
WONIK IPS Co., Ltd. (South Korea)	2,600	80,537
Total Information Technology		772,312

The accompanying notes are an integral part of these financial statements.

AMG TimesSquare Emerging Markets Small Cap Fund Schedule of Portfolio Investments (continued)

	Shares	Value
Materials - 6.0%
Dongsung Finetec Co., Ltd. (South Korea)*	8,000	$72,787
Duratex, S.A. (Brazil)	15,000	62,346
Egypt Kuwait Holding Co., S.A.E. (Egypt)	50,000	66,050
Hansol Chemical Co., Ltd. (South Korea)	1,600	146,422
Total Materials		347,605
Real Estate - 3.6%
Corp. Inmobiliaria Vesta SAB de CV (Mexico)	60,000	108,274
The Phoenix Mills, Ltd. (India)	5,000	58,349
Prologis Property Mexico S.A. de CV (Mexico)	20,000	44,427
Total Real Estate		211,050
Total Common Stocks (Cost $4,794,918)		5,648,547
Preferred Stocks - 2.1%
Financials - 2.1%
Banco ABC Brasil, S.A., Preference (Brazil)	14,000	70,266

	Shares	Value
Banco Davivienda, S.A., Preference (Colombia)	3,500	$48,956
Total Financials		119,222
Total Preferred Stocks (Cost $92,764)		119,222
Participation Notes - 1.0%
Consumer Staples - 1.0%
Masan Group Corp., (JP Morgan) (United States)	25,000	60,955
Total Participation Notes (Cost $62,893)		60,955
Total Investments - 100.1% (Cost $4,950,575)		5,828,724
Other Assets, less Liabilities - (0.1)%		(6,623)
Net Assets - 100.0%		$5,822,101

*	Non-income producing security.
[1]

Some of these securities, amounting to $138,661 or 2.4% of net assets, were out on loan to various borrowers and are collateralized by various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2019, the value of these securities amounted to $459,270 or 7.9% of net assets.

ADR American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

AMG TimesSquare Emerging Markets Small Cap Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2019:

	Level 1	Level 2[1]	Level 3	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$322,818	$888,412	—	$1,211,230
Industrials	407,561	447,404	—	854,965
Financials	616,012	225,004	—	841,016
Information Technology	67,799	704,513	—	772,312
Communication Services	338,692	303,844	—	642,536
Consumer Staples	447,829	—	—	447,829
Materials	128,396	219,209	—	347,605
Health Care	150,627	64,325	—	214,952
Real Estate	152,701	58,349	—	211,050
Energy	76,157	28,895	—	105,052
Preferred Stocks
Financials	119,222	—	—	119,222
Participation Notes
Consumer Staples	—	60,955	—	60,955

Total Investments in Securities	$2,827,814	$3,000,910	—	$5,828,724

[1]	An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

For the fiscal year ended December 31, 2019, there were no transfers in or out of Level 3.

The country allocation in the Schedule of Portfolio Investments at December 31, 2019, was as follows:

Country	% of Long-Term Investments
Bangladesh	2.0
Brazil	8.0
Chile	1.0
China	13.0
Colombia	0.8
Egypt	5.6
France	0.5
Greece	4.6
Hong Kong	2.5
India	12.2
Indonesia	6.2
Malaysia	1.5
Mexico	4.8

Country	% of Long-Term Investments
Pakistan	1.9
Peru	1.1
Philippines	3.3
Saudi Arabia	1.4
South Africa	4.0
South Korea	11.0
Spain	0.5
Sri Lanka	1.1
Taiwan	10.1
Thailand	1.9
United States	1.0

100.0

The accompanying notes are an integral part of these financial statements.

AMG TimesSquare Global Small Cap Fund Portfolio Manager’s Comments (unaudited)

Year In Review

For the year ended December 31, 2019, AMG TimesSquare Global Small Cap Fund (Class N shares) (the “Fund”) returned 37.60%, while its benchmark, the MSCI World Small Cap Index, returned 26.19%.

Recovering from a late selloff in 2018, global equity markets collectively had one of the best years in recent memory. Every major asset class worldwide—stocks, corporate bonds, government treasuries, real estate, and commodities—had a meaningful positive return in 2019, a harmony that had not been seen for at least 15 years. One area of support was the accommodative policies from central banks: the U.S. cut interest rates three times to end the year with a range of 1.50% to 1.75%; the European Union had one cut to end at (0.50)%; Japan held its negative rate steady at (0.10)%, though it reiterated its easing policy; and the U.K. made no change to either its 0.75% rate or the level of its quantitative easing. The monetary buttresses offset 2019’s economic cracks, as measures of manufacturing and service activities declined and, in some areas, crossed the demarcation line from expansion to contraction.

In Europe, the industrial recession continued amid a global decline of the manufacturing sector. There also was scant progress with the European Union on Brexit for most of the year. However, the situation reversed in December as the U.K. election resulted in a win by current Prime Minister Boris Johnson’s Conservative Party. This lifted the veil of uncertainty that has weighed on the economy and investments over the past three years since the initial Brexit vote and provided support to the equity markets for the region. In early 2019, Japanese cyclical stocks recovered from the selloff from the prior year and led the rest of the Japanese market to a broad based recovery in subsequent quarters.

In Emerging Markets, the improving trade relations between China and the U.S. not only helped China but also benefited markets such as Taiwan and Korea. Brazil posted above expectation improvement in its third quarter GDP, while its Senate passed the long anticipated pension reform bill. In contrast, Chile took a hit as weeks of mass protests and violence took their toll. Oil price strength provided tailwinds to oil producing nations while dragging on oil importers like India.

For the year, the U.S. outpaced other regions with a 31% return, versus 22% for non U.S. and 18% for emerging markets. Growth stocks were favored over value, and larger stocks performed better than smaller stocks.

Portfolio Performance Attribution

The Fund outperformed the MSCI World Small Cap Index for the full year of 2019. Broad-based strength was seen across all regions except Developed Asia/Pacific ex Japan, which was in line with the benchmark.

Regional Performance: Europe

Holdings in Europe bolstered portfolio performance, led by stock selection in France, the United Kingdom, and Italy, while holdings in Spain detracted.

Strong fundamentals and additional clarity on Brexit provided support for our holdings in the U.K. Melrose Industries PLC, an industrial holding company that focuses on acquiring fundamentally good, but mismanaged assets in structurally growing industries, rose 56%. Moderating headwinds in its Auto business, strong performance in its Aero line of business, and the potential sale of Nortek Air Management in 2020 give us continued confidence in its outlook.

In France, rising 100% was Altran Technologies, S.A., an engineering and consulting services provider. During the year, the company delivered good results on revenue growth and margin expansion, integration of Aricent, as well as a profit turnaround in Germany. Later in the year, French information technology consulting firm Capgemini announced its plan to buy Altran at a premium to Altran’s then share price to tap into the fast growing engineering outsourcing market. Global leader in call center outsourcing Teleperformance jumped 54%. Growth of Teleperformance’s specialized services continues to accelerate, and its newly created digital integrated business services segment is already showing strong demand. The company later reported strong third quarter revenues, which saw the highest organic growth number in seven years.

In neighboring Italy, global specialty hearing aids retailer Amplifon S.P.A. ascended 80%. Margins came in ahead of expectation on the consolidation of recently acquired GAES, Spain’s largest hearing aid distributor. The company’s guidance also indicated an increased level of confidence in the outlook.

On the contrary, German based SAF Holland, S.A. is Europe’s largest listed commercial vehicle supplier and holds a top three position in all its core products, including trailer axles, fifth wheels, and landing gears. The company pared 2020 forecasts on deteriorating economic conditions, the ongoing global trade disputes, and the related impact on the markets for trucks and trailers. This caused the share price to decline (33)%. Recognizing those risks, we trimmed our holdings in SAF. In Spain, Prosegur Cia de Seguridad, S.A. provides security services in Europe and Latin America. With Argentina contributing around 19% of the company’s total revenues, Prosequr shares shed (17)% on the back of the primary presidential elections in Argentina and the weakening of the Argentine peso. We continue to appreciate Prosequr’s high growth potential, excellent cash flow, diversification strategy, and unique operating model; thus after trimming the position early in the year, we subsequently added to the name at lower price points.

Regional Performance: Americas

Performance in the Americas benefited from strong stock selection in the United States.

Global alternative asset manager Apollo Global Management, Inc. saw its shares ascend 107%. The company showed strong growth in its fee paying assets under management during the year. During its first investor day since December 2014, management reiterated its confidence and outlined the path to double assets under management in the next five years. We trimmed our position on price strength.

Cable and broadband communications provider Cable One, Inc. gained 87% after reporting solid results. Cable One continues to enjoy less competition in many of its mostly rural markets. We exited our position due to limited upside from its then price point.

Another position that we exited this year was CoStar Group, Inc., which supplies data, analytics, and marketing services to the commercial real estate industry. The company showed significant growth in new client bookings and reported better than expected revenues and earnings. We exited our position during the third quarter as its market cap reached the upper limit for the strategy; shares of CoStar gained 86% for the time it was held in the portfolio this year.

Regional Performance: Japan

Positive stock selection in Japan added to portfolio performance.

AMG TimesSquare Global Small Cap Fund Portfolio Manager’s Comments (continued)

Detached home operator Open House Co., Ltd. rose 61% while we owned it in 2019 on the back of impressive results and positive guidance. Having reached our fair value target, we fully exited the position during fourth quarter.

Horiba, Ltd., a manufacturer of instruments and analyzers for the semiconductor and automotive end markets, climbed 68%. After a challenging 2018, when their clients paused capital expenditure plans due to global trade uncertainties, orders in Horiba’s cyclical semiconductor stabilized and management released a new medium term plan suggesting a return to growth in 2020.

Offsetting the winners somewhat and leaving the portfolio in the fourth quarter with a (15)% decline was Japanese department store operator Izumi Co., Ltd. The company released disappointing fiscal year results, revised down its medium term guidance, and cut new store openings as consumers traded down to discounters.

Regional Performance: Developed Asia Pacific ex Japan

Contribution from our holdings in the region was flat during the period with two of the largest detractors in Australia.

Losing (12)% was leading provider of technology for fund administration and share registration services Link Administration Holdings, Ltd The company lowered its fiscal earnings guidance in the second quarter and showed continued impact from Brexit related uncertainty in its asset management business. We believe Link is still well placed to take advantage of growth in the retirement market and Australia’s superannuation reforms. We added to the position on price weakness.

Another source of weakness was financial services firm Challenger, Ltd., which offers annuities and other fixed income products and finished the year down (11)%. While the impending MyRetirement reform was expected to drive significant pension flows into Challenger annuities, the government delayed implementation by two years to July 2022. Later in the year, although domestic sales stayed weak, Challenger reported better than expected total book growth with help from healthy Japanese annuity sales and Guaranteed Income Products.

Regional Performance: Emerging Markets

The Fund’s small exposure in Emerging Markets was also positive for the year.

HUYA Inc., China’s leading video game streaming site, declined (24)% as the market expected a deceleration in live streaming growth in 2020. More positive was Chinese leading property management company, A Living Services Co, Ltd Class H shares. The company enjoys a solid pipeline from its two major shareholders, Agile Group and Greenland Holdings, which are two of the largest real estate developers in China. The company reported strong metrics throughout the year and reaffirmed the strength of the overall business. We purchased the name in the third quarter and it closed out the year with a 102% gain.

Conclusion

As 2020 begins, one prevailing question is what will support future growth for the equity markets. The prevalence of historic low or negative interest rates may limit future monetary stimulus from central banks. Businesses appreciate the apparent resolutions on U.S. trade deals within North America and with China, as well as U.K. certainty on Brexit, though details and the resulting effects are still to be seen. Escalating tensions in the Middle East and an U.S. presidential election are additional wildcards. Meanwhile, corporate earnings growth has been scarce and highly rewarded when found. That last item is our focus—seeking out business models and management teams capable of growing their companies for the long term. We believe that investment emphasis should benefit our clients regardless of the market environment. For 2020, we remain dedicated to adding value to the assets you have entrusted to us and look forward to working with you throughout the year. As always, please feel free to contact us if you have any questions.

This commentary reflects the viewpoints of TimesSquare Capital Management, LLC, and is not intended as a forecast or guarantee of future results.

AMG TimesSquare Global Small Cap Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG TimesSquare Global Small Cap Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG TimesSquare Global Small Cap Fund’s Class N shares on May 30, 2018 (inception date), to a $10,000 investment made in the MSCI World Small Cap Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG TimesSquare Global Small Cap Fund and the MSCI World Small Cap Index for the same time periods ended December 31, 2019.

Average Annual Total Returns[1]	One Year	Since Inception	Inception Date
AMG TimesSquare Global Small Cap Fund2, [3], [4], [5], [6], [7], [8], [9]
Class N	37.60%	5.81%	05/30/18
Class I	37.96%	6.07%	05/30/18
Class Z	38.09%	6.13%	05/30/18
MSCI World Small Cap Index[10]	26.19%	3.28%	05/30/18	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects inception date of the Fund, not the index.
[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2019. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s adviser has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]

Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[4]

The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.

[5]

The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[6]	The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar investment when converted back to U.S. Dollars.
[7]	The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.
[8]

The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[9]

Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[10]

The MSCI World Small Cap Index (the “Index”) captures small cap representation across 23 Developed Markets countries. With over 4,000 constituents, the Index covers approximately 14% of the free float-adjusted market capitalization in each country. Please go to msci.com for most current list of countries represented by the Index. Unlike the Fund, the MSCI World Small Cap Index is unmanaged, is not available for investment, and does not incur expenses.

AMG TimesSquare Global Small Cap Fund Portfolio Manager’s Comments (continued)

All MSCI data is provided ‘as is.’ The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG TimesSquare Global Small Cap Fund Fund Snapshots (unaudited) December 31, 2019

PORTFOLIO BREAKDOWN

Sector	% of Net Assets
Industrials	22.7
Information Technology	21.8
Consumer Discretionary	13.0
Financials	12.9
Health Care	10.3
Communication Services	4.6
Real Estate	4.1
Consumer Staples	3.5
Materials	2.2
Utilities	1.2
Energy	0.5
Exchange Traded Funds	0.3
Short-Term Investments	4.6
Other Assets Less Liabilities	(1.7)

TOP TEN HOLDINGS

Security Name	% of Net Assets
TransUnion	2.4
Teleperformance (France)	2.3
Gartner, Inc.	2.2
RPM International, Inc.	2.2
WEX, Inc.	2.1
St James’s Place PLC (United Kingdom)	1.9
Topdanmark A/S (Denmark)	1.9
Charles River Laboratories International, Inc.	1.8
Pan Pacific International Holdings Corp. (Japan)	1.8
Encompass Health Corp.	1.8
Top Ten as a Group	20.4

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG TimesSquare Global Small Cap Fund Schedule of Portfolio Investments December 31, 2019

	Shares	Value
Common Stocks - 96.8%
Communication Services - 4.6%
Auto Trader Group PLC (United Kingdom)[1]	1,900	$15,005
CTS Eventim AG & Co. KGaA (Germany)	250	15,686
HUYA, Inc., ADR (China)*	300	5,385
IMAX Corp. (Canada)*	700	14,301
Karnov Group AB (Sweden)*	1,000	5,659
Megacable Holdings SAB de CV (Mexico)	2,100	8,601
Nordic Entertainment Group AB, Class B (Sweden)	1,000	32,328
Total Communication Services		96,965
Consumer Discretionary - 13.0%
ABC-Mart, Inc. (Japan)	250	17,065
Brunswick Corp. (United States)[2]	400	23,992
Callaway Golf Co. (United States)[2]	900	19,080
CIE Automotive, S.A. (Spain)	500	11,866
Cogna Educacao (Brazil)	1,900	5,399
Dalata Hotel Group PLC (Ireland)	2,500	14,442
Flutter Entertainment PLC (Ireland)	250	30,384
Hilton Grand Vacations, Inc. (United States)*	600	20,634
Koito Manufacturing Co., Ltd. (Japan)	250	11,576
National Vision Holdings, Inc. (United States)*	600	19,458
Pan Pacific International Holdings Corp. (Japan)	2,300	38,160
SAF-Holland, S.A. (Germany)	300	2,490
Samsonite International, S.A. (United States)[1]	3,900	9,380
Sushiro Global Holdings, Ltd. (Japan)	200	17,224
Trainline PLC (United Kingdom)*,1	2,000	13,546
ZOZO, Inc. (Japan)	1,000	19,125
Total Consumer Discretionary		273,821
Consumer Staples - 3.5%
Kobe Bussan Co., Ltd. (Japan)	400	13,762
Performance Food Group Co. (United States)*	600	30,888
Sugi Holdings Co., Ltd. (Japan)	250	13,189
Viscofan, S.A. (Spain)	300	15,883
Total Consumer Staples		73,722
Energy - 0.5%
Gaztransport Et Technigaz, S.A. (France)	100	9,632
Financials - 12.9%
Apollo Global Management, Inc. (United States)[2]	750	35,783
Aruhi Corp. (Japan)	400	8,213
Challenger, Ltd. (Australia)[2]	3,900	22,193
Evercore, Inc., Class A (United States)	250	18,690
FinecoBank Banca Fineco S.P.A. (Italy)	1,800	21,593

	Shares	Value
Jupiter Fund Management PLC (United Kingdom)	1,700	$9,232
Regional SAB de CV (Mexico)	1,300	7,288
RenaissanceRe Holdings, Ltd. (Bermuda)	150	29,403
St James’s Place PLC (United Kingdom)	2,600	40,079
Steadfast Group, Ltd. (Australia)	6,100	14,901
Topdanmark A/S (Denmark)	800	39,436
Zenkoku Hosho Co., Ltd. (Japan)	600	25,477
Total Financials		272,288
Health Care - 10.3%
Amplifon S.P.A. (Italy)	700	20,146
Ascom Holding AG (Switzerland)	300	3,264
Charles River Laboratories International, Inc. (United States)*	250	38,190
Chemed Corp. (United States)	50	21,963
DiaSorin S.P.A. (Italy)	100	12,951
Encompass Health Corp. (United States)	550	38,099
Japan Lifeline Co., Ltd. (Japan)	600	8,164
MorphoSys AG (Germany)*	100	14,146
Nippon Shinyaku Co., Ltd. (Japan)	100	8,659
Odontoprev, S.A. (Brazil)	2,300	9,646
Orpea (France)	200	25,659
UDG Healthcare PLC (Ireland)	1,600	17,106
Total Health Care		217,993
Industrials - 22.7%
AerCap Holdings, N.V. (Ireland)*	300	18,441
A-Living Services Co., Ltd., Class H (China)[1]	4,100	14,148
Befesa, S.A. (Luxembourg)[1]	100	4,251
BEST, Inc., ADR (China)*,2	2,300	12,788
Bodycote PLC (United Kingdom)	800	10,088
Clean Harbors, Inc. (United States)*	300	25,725
en-japan, Inc. (Japan)	550	23,905
Harmonic Drive Systems, Inc. (Japan)	300	14,382
Hexcel Corp. (United States)[2]	250	18,327
Howden Joinery Group PLC (United Kingdom)	1,600	14,255
Interpump Group S.P.A. (Italy)	500	15,839
Intrum AB (Sweden)	900	26,847
IPH, Ltd. (Australia)	2,100	12,075
ITT, Inc. (United States)	300	22,173
KION Group AG (Germany)	150	10,315
Melrose Industries PLC (United Kingdom)	9,100	28,986
Nabtesco Corp. (Japan)	300	8,840
Nihon M&A Center, Inc. (Japan)	300	10,324
Nordson Corp. (United States)	100	16,284

The accompanying notes are an integral part of these financial statements.

AMG TimesSquare Global Small Cap Fund Schedule of Portfolio Investments (continued)

	Shares	Value
Industrials - 22.7% (continued)
Polypipe Group PLC (United Kingdom)	1,100	$7,868
Prosegur Cia de Seguridad, S.A. (Spain)	3,600	14,860
Stabilus, S.A. (Luxembourg)	300	20,349
Teleperformance (France)	200	48,864
TransUnion (United States)	600	51,366
VAT Group AG (Switzerland)[1]	100	16,871
Woodward, Inc. (United States)	100	11,844
Total Industrials		480,015
Information Technology - 21.8%
Altran Technologies, S.A. (France)	1,800	28,680
Barco N.V. (Belgium)	100	24,595
Booz Allen Hamilton Holding Corp. (United States)	450	32,008
Elecom Co., Ltd. (Japan)	200	8,091
Electrocomponents PLC (United Kingdom)	2,800	25,184
Gartner, Inc. (United States)*	300	46,230
Global Dominion Access, S.A. (Spain)*,1	228	933
Horiba, Ltd. (Japan)	200	13,335
Iriso Electronics Co., Ltd. (Japan)	200	8,811
j2 Global, Inc. (United States)[2]	350	32,798
Jack Henry & Associates, Inc. (United States)	200	29,134
Keywords Studios PLC (Ireland)	900	17,899
Link Administration Holdings, Ltd. (Australia)	4,600	18,901
Linx, S.A. (Brazil)	1,400	12,327
Littelfuse, Inc. (United States)	125	23,912
MKS Instruments, Inc. (United States)	250	27,502
Nemetschek SE (Germany)	300	19,764
Nice, Ltd., Sponsored ADR (Israel)*	150	23,273
SimCorp A/S (Denmark)	200	22,741
WEX, Inc. (United States)*	210	43,987
Total Information Technology		460,105
Materials - 2.2%
RPM International, Inc. (United States)	600	46,056

	Shares	Value
Real Estate - 4.1%
Cushman & Wakefield PLC (United States)*	1,700	$34,748
Katitas Co., Ltd. (Japan)	400	17,610
Kennedy-Wilson Holdings, Inc. (United States)	1,500	33,450
Total Real Estate		85,808
Utilities - 1.2%
Rubis SCA (France)	400	24,614
Total Common Stocks (Cost $1,760,167)		2,041,019
Exchange Traded Funds - 0.3%
iShares MSCI India ETF	100	3,515
VanEck Vectors India Small-Cap Index ETF	100	3,281
Total Exchange Traded Funds (Cost $8,777)		6,796

	Principal Amount
Short-Term Investments - 4.6%
Joint Repurchase Agreements - 2.4%[3]
RBC Dominion Securities, Inc., dated 12/31/19, due 01/02/20, 1.570% total to be received $49,858 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 6.500%, 06/30/21 - 12/01/49, totaling $50,851)	$49,854	49,854

	Shares
Other Investment Companies - 2.2%
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 1.55%[4]	47,401	47,401
Total Short-Term Investments (Cost $97,255)		97,255
Total Investments - 101.7% (Cost $1,866,199)		2,145,070
Other Assets, less Liabilities - (1.7)%		(35,583)
Net Assets - 100.0%		$2,109,487

*	Non-income producing security.
[1]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2019, the value of these securities amounted to $74,134 or 3.5% of net assets.

[2]

Some of these securities, amounting to $157,878 or 7.5% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[3]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.
[4]	Yield shown represents the December 31, 2019, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

ADR American Depositary Receipt

ETF Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

AMG TimesSquare Global Small Cap Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2019:

	Level 1	Level 2[1]	Level 3	Total
Investments in Securities
Common Stocks
Industrials	$236,611	$243,404	—	$480,015
Information Technology	294,845	165,260	—	460,105
Consumer Discretionary	135,879	137,942	—	273,821
Financials	130,600	141,688	—	272,288
Health Care	107,898	110,095	—	217,993
Communication Services	66,274	30,691	—	96,965
Real Estate	68,198	17,610	—	85,808
Consumer Staples	30,888	42,834	—	73,722
Materials	46,056	—	—	46,056
Utilities	—	24,614	—	24,614
Energy	—	9,632	—	9,632
Exchange Traded Funds	6,796	—	—	6,796
Short-Term Investments
Joint Repurchase Agreements	—	49,854	—	49,854
Other Investment Companies	47,401	—	—	47,401

Total Investment in Securities	$1,171,446	$973,624	—	$2,145,070

[1]	An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

For the fiscal year ended December 31, 2019, there were no transfers in or out of Level 3.

The country allocation in the Schedule of Portfolio Investments at December 31, 2019, was as follows:

Country	% of Long-Term Investments
Australia	3.3
Belgium	1.2
Bermuda	1.4
Brazil	1.3
Canada	0.7
China	1.6
Denmark	3.0
France	6.7
Germany	3.1
Ireland	4.8
Israel	1.1

Country	% of Long-Term Investments
Italy	3.5
Japan	14.0
Luxembourg	1.2
Mexico	0.8
Spain	2.1
Sweden	3.2
Switzerland	1.0
United Kingdom	8.0
United States	38.0

100.0

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities December 31, 2019

						AMG
	AMG		AMG	AMG		TimesSquare	AMG
	TimesSquare		TimesSquare	TimesSquare		Emerging	TimesSquare
	Small Cap		Mid Cap	International Small		Markets Small	Global Small
	Growth Fund		Growth Fund	Cap Fund		Cap Fund	Cap Fund
Assets:
Investments at value[1] (including securities on loan valued at $112,548,049, $204,358,742, $64,590,775, $138,661, and $157,878, respectively)	$518,281,719		$1,916,332,314	$1,185,921,918		$5,828,724	$2,145,070
Foreign currency[2]	—		—	1,253,361		53,343	26,757
Receivable for investments sold	—		710,433	1,383,197		—	—
Securities to be transferred in Redemption in-Kind	35,756,178	[3]	—	21,077,271	[3]	—	—
Dividend, interest and other receivables	305,182		1,504,224	1,675,871		7,150	1,548
Receivable for Fund shares sold	67,413		1,227,998	442,007		—	—
Receivable from affiliate	—		—	—		23,499	10,745
Prepaid expenses and other assets	30,265		45,309	47,527		15,263	22,512
Total assets	554,440,757		1,919,820,278	1,211,801,152		5,927,979	2,206,632
Liabilities:
Payable upon return of securities loaned	30,538,786		31,832,801	56,377,398		—	49,854
Payable for investments purchased	—		—	91,449		—	8,720
Payable for Fund shares repurchased	38,398,739	[3]	989,182	23,570,342	[3]	—	—
Payable for foreign capital gains tax	—		—	—		7,904	—
Due to custodian	—		—	—		42,060	—
Accrued expenses:
Investment advisory and management fees	348,426		1,249,811	726,708		4,553	1,237
Administrative fees	66,157		237,306	145,342		719	265
Distribution fees	—		—	—		7	9
Shareholder service fees	20,530		151,770	66,918		5	—
Other	86,145		178,437	163,064		50,630	37,060
Total liabilities	69,458,783		34,639,307	81,141,221		105,878	97,145
Net Assets	$484,981,974		$1,885,180,971	$1,130,659,931		$5,822,101	$2,109,487
[1] Investments at cost	$391,121,176		$1,207,152,302	$1,046,734,262		$4,950,575	$1,866,199
[2] Foreign currency at cost	—		—	$1,240,212		$53,361	$26,699
[3] See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities (continued)

				AMG
	AMG	AMG	AMG	TimesSquare	AMG
	TimesSquare	TimesSquare	TimesSquare	Emerging	TimesSquare
	Small Cap	Mid Cap	International Small	Markets Small	Global Small
	Growth Fund	Growth Fund	Cap Fund	Cap Fund	Cap Fund
Net Assets Represent:
Paid-in capital	$355,977,790	$1,118,721,276	$1,160,430,330	$5,376,504	$1,937,409
Total distributable earnings (loss)	129,004,184	766,459,695	(29,770,399)	445,597	172,078
Net Assets	$484,981,974	$1,885,180,971	$1,130,659,931	$5,822,101	$2,109,487
Class N:
Net Assets	$105,862,353	$518,266,888	$70,532,456	$39,145	$44,220
Shares outstanding	7,582,760	29,305,253	4,343,853	3,550	4,078
Net asset value, offering and redemption price per share	$13.96	$17.69	$16.24	$11.03	$10.84
Class I:
Net Assets	$11,332,775	$472,524,258	$658,599,050	$309,956	$32,960
Shares outstanding	780,134	25,751,969	40,510,345	28,039	3,037
Net asset value, offering and redemption price per share	$14.53	$18.35	$16.26	$11.05	$10.85
Class Z:
Net Assets	$367,786,846	$894,389,825	$401,528,425	$5,473,000	$2,032,307
Shares outstanding	25,276,128	48,630,969	24,687,570	495,269	187,214
Net asset value, offering and redemption price per share	$14.55	$18.39	$16.26	$11.05	$10.86

The accompanying notes are an integral part of these financial statements.

Statement of Operations For the fiscal year ended December 31, 2019

				AMG
	AMG	AMG	AMG	TimesSquare	AMG
	TimesSquare	TimesSquare	TimesSquare	Emerging	TimesSquare
	Small Cap	Mid Cap	International Small	Markets Small	Global Small
	Growth Fund	Growth Fund	Cap Fund	Cap Fund	Cap Fund
Investment Income:
Dividend income	$3,822,545	$14,981,023	$30,207,005 [1]	$130,041	$33,703
Interest income	3,228	1,369	634	—	—
Securities lending income	691,619	340,348	2,072,683	208	979
Foreign withholding tax	(989)	(36,236)	(2,331,867)	(17,071)	(2,384)
Total investment income	4,516,403	15,286,504	29,948,455	113,178	32,298
Expenses:
Investment advisory and management fees	6,689,197	15,145,554	8,411,291	54,603	13,393
Administrative fees	1,270,101	2,875,738	1,682,258	8,622	2,870
Distribution fees - Class N	—	—	—	77	91
Shareholder servicing fees - Class N	212,490	930,563	198,591	46	—
Shareholder servicing fees - Class I	74,467	426,732	529,637	—	—
Professional fees	92,885	162,936	128,041	53,464	28,258
Custodian fees	88,199	149,995	307,764	77,807	44,630
Trustee fees and expenses	78,345	171,951	100,247	502	173
Registration fees	57,205	67,369	167,287	28,233	21,300
Transfer agent fees	25,325	58,058	50,040	769	408
Reports to shareholders	25,208	156,673	149,063	(3,213)	1,356
Amortization of offering costs	—	—	—	—	22,814
Miscellaneous	34,748	69,936	59,571	2,764	2,584
Total expenses before offsets	8,648,170	20,215,505	11,783,790	223,674	137,877
Expense reimbursements	—	—	—	(150,992)	(118,313)
Expense reductions	(167,099)	(172,580)	—	—	—
Net expenses	8,481,071	20,042,925	11,783,790	72,682	19,564
Net investment income (loss)	(3,964,668)	(4,756,421)	18,164,665	40,496	12,734
Net Realized and Unrealized Gain:
Net realized gain (loss) on investments	220,002,674 [2]	302,007,376	(78,553,915)[2]	(246,945)	(54,547)
Net realized loss on foreign currency transactions	—	—	(859,368)	(20,037)	(1,124)
Net change in unrealized appreciation/depreciation on investments	8,299,000	294,070,538	350,203,203	1,138,602	615,908
Net change in unrealized appreciation/depreciation on foreign currency translations	—	—	43,321	(4,481)	22
Net realized and unrealized gain	228,301,674	596,077,914	270,833,241	867,139	560,259
Net increase in net assets resulting from operations	$224,337,006	$591,321,493	$288,997,906	$907,635	$572,993

[1]	Includes non-recurring dividends of $3,892,557.
[2]

Includes realized gains of $104,348,313 and $6,913,893 for AMG TimesSquare Small Cap Growth Fund and AMG TimesSquare International Small Cap Fund, respectively, relating to redemptions in-kind. See note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets For the fiscal years ended December 31,

	AMG TimesSquare Small Cap Growth Fund		AMG TimesSquare Mid Cap Growth Fund
	2019	2018	2019	2018
Increase (Decrease) in Net Assets Resulting From Operations:
Net investment loss	$(3,964,668)	$(5,312,739)	$(4,756,421)	$(5,096,197)
Net realized gain on investments	220,002,674	218,301,325	302,007,376	255,127,091
Net change in unrealized appreciation/depreciation on investments	8,299,000	(223,342,605)	294,070,538	(310,164,273)
Net increase (decrease) in net assets resulting from operations	224,337,006	(10,354,019)	591,321,493	(60,133,379)
Distributions to Shareholders:
Class N	(11,213,171)	(22,614,264)	(70,479,715)	(54,663,543)
Class I	(1,201,634)	(41,192,652)	(63,966,855)	(50,239,173)
Class Z	(41,084,469)	(141,909,919)	(121,196,702)	(136,607,936)
Total distributions to shareholders	(53,499,274)	(205,716,835)	(255,643,272)	(241,510,652)
Capital Share Transactions:[1]
Net decrease from capital share transactions	(562,555,053)	(94,210,891)	(127,664,618)	(109,053,668)
Total increase (decrease) in net assets	(391,717,321)	(310,281,745)	208,013,603	(410,697,699)
Net Assets:
Beginning of year	876,699,295	1,186,981,040	1,677,167,368	2,087,865,067
End of year	$484,981,974	$876,699,295	$1,885,180,971	$1,677,167,368

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (continued) For the fiscal years ended December 31,

	AMG TimesSquare International Small Cap Fund		AMG TimesSquare Emerging Markets Small Cap Fund
	2019	2018	2019	2018
Increase (Decrease) in Net Assets Resulting From Operations:
Net investment income	$18,164,665	$13,744,717	$40,496	$69,043
Net realized gain (loss) on investments	(79,413,283)	(79,691,012)	(266,982)	127,686
Net change in unrealized appreciation/depreciation on investments	350,246,524	(292,939,102)	1,134,121	(1,417,987)
Net increase (decrease) in net assets resulting from operations	288,997,906	(358,885,397)	907,635	(1,221,258)
Distributions to Shareholders:
From net investment income and/or realized gain on investments:
Class N	(1,046,826)	(704,865)	(77)	(1,784)
Class I	(11,052,714)	(7,426,035)	(1,456)	(16,735)
Class Z	(7,392,335)	(5,124,010)	(25,771)	(338,345)
From paid-in capital:
Class N	—	—	(10)	—
Class I	—	—	(189)	—
Class Z	—	—	(3,339)	—
Total distributions to shareholders	(19,491,875)	(13,254,910)	(30,842)	(356,864)
Capital Share Transactions:[1]
Net increase (decrease) from capital share transactions	(138,593,303)	697,473,281	(872,229)	489,262
Total increase (decrease) in net assets	130,912,728	325,332,974	4,564	(1,088,860)
Net Assets:
Beginning of year	999,747,203	674,414,229	5,817,537	6,906,397
End of year	$1,130,659,931	$999,747,203	$5,822,101	$5,817,537

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (continued) For the fiscal year ended December 31, 2019 and the period ended December 31, 2018

	AMG TimesSquare Global Small Cap Fund
	2019	2018[1]
Increase (Decrease) in Net Assets Resulting From Operations:
Net investment income	$12,734	$3,272
Net realized loss on investments	(55,671)	(47,779)
Net change in unrealized appreciation/depreciation on investments	615,930	(337,019)
Net increase (decrease) in net assets resulting from operations	572,993	(381,526)
Distributions to Shareholders:
Class N	(400)	—
Class I	(396)	—
Class Z	(24,398)	—
Total distributions to shareholders	(25,194)	—
Capital Share Transactions:[2]
Net increase from capital share transactions	70,876	1,872,338
Total increase in net assets	618,675	1,490,812
Net Assets:
Beginning of period	1,490,812	—
End of period	$2,109,487	$1,490,812

[1]	Commencement of operations was May 31, 2018.
[2]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

AMG TimesSquare Small Cap Growth Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class N	2019	2018	2017[1]	2016[2]	2015
Net Asset Value, Beginning of Year	$12.21	$16.90	$15.52	$14.84	$16.44
Income (loss) from Investment Operations:
Net investment loss[3,4]	(0.09)	(0.10)	(0.08)[5]	(0.06)[6]	(0.10)[7]
Net realized and unrealized gain (loss) on investments	3.47	(0.70)	3.32	1.28	0.27
Total income (loss) from investment operations	3.38	(0.80)	3.24	1.22	0.17
Less Distributions to Shareholders from:
Net investment income	—	—	—	(0.03)	—
Net realized gain on investments	(1.63)	(3.89)	(1.86)	(0.51)	(1.77)
Total distributions to shareholders	(1.63)	(3.89)	(1.86)	(0.54)	(1.77)
Net Asset Value, End of Year	$13.96	$12.21	$16.90	$15.52	$14.84
Total Return[4,8]	27.98%	(4.38)%	20.87%	8.20%	0.90%
Ratio of net expenses to average net assets	1.17%[9]	1.09%[9]	1.23%[9]	1.23%[9]	1.22%[9]
Ratio of gross expenses to average net assets[10]	1.19%	1.10%	1.24%	1.24%	1.23%
Ratio of net investment loss to average net assets[4]	(0.63)%	(0.55)%	(0.48)%	(0.38)%	(0.60)%
Portfolio turnover	62%	63%	58%	62%	71%
Net assets end of year (000’s) omitted	$105,862	$99,996	$318,627	$313,713	$272,609

AMG TimesSquare Small Cap Growth Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal years ended December 31,		For the fiscal period ended December 31,
Class I	2019	2018	2017[11]
Net Asset Value, Beginning of Period	$12.64	$17.32	$16.52
Income (loss) from Investment Operations:
Net investment loss[3,4]	(0.07)	(0.09)	(0.05)[5]
Net realized and unrealized gain (loss) on investments	3.59	(0.70)	2.71
Total income (loss) from investment operations	3.52	(0.79)	2.66
Less Distributions to Shareholders from:
Net realized gain on investments	(1.63)	(3.89)	(1.86)
Net Asset Value, End of Period	$14.53	$12.64	$17.32
Total Return[4,8]	28.13%	(4.21)%	16.11%[12]
Ratio of net expenses to average net assets	1.01%[13]	1.00%[13]	1.10%[13,14]
Ratio of gross expenses to average net assets[10]	1.03%	1.01%	1.11%[14]
Ratio of net investment loss to average net assets[4]	(0.47)%	(0.46)%	(0.35)%[14]
Portfolio turnover	62%	63%	58%
Net assets end of period (000’s) omitted	$11,333	$174,914	$2,065

AMG TimesSquare Small Cap Growth Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class Z	2019	2018	2017[1]	2016[2]	2015
Net Asset Value, Beginning of Year	$12.65	$17.33	$15.84	$15.14	$16.75
Income (loss) from Investment Operations:
Net investment loss[3,4]	(0.07)	(0.08)	(0.05)[5]	(0.03)[6]	(0.07)[7]
Net realized and unrealized gain (loss) on investments	3.60	(0.71)	3.40	1.31	0.26
Total income (loss) from investment operations	3.53	(0.79)	3.35	1.28	0.19
Less Distributions to Shareholders from:
Net investment income	—	—	—	(0.06)	—
Net realized gain on investments	(1.63)	(3.89)	(1.86)	(0.52)	(1.80)
Total distributions to shareholders	(1.63)	(3.89)	(1.86)	(0.58)	(1.80)
Net Asset Value, End of Year	$14.55	$12.65	$17.33	$15.84	$15.14
Total Return[4,8]	28.19%	(4.21)%	21.14%	8.45%	1.03%
Ratio of net expenses to average net assets	0.97%[9]	0.96%[9]	1.03%[9]	1.03%[9]	1.02%[9]
Ratio of gross expenses to average net assets[10]	0.99%	0.97%	1.04%	1.04%	1.03%
Ratio of net investment loss to average net assets[4]	(0.43)%	(0.42)%	(0.28)%	(0.20)%	(0.40)%
Portfolio turnover	62%	63%	58%	62%	71%
Net assets end of year (000’s) omitted	$367,787	$601,789	$866,289	$766,180	$806,745

[1]	Effective February 27, 2017, the Class I and Class S were renamed Class Z and Class N, respectively.
[2]	Effective October 1, 2016, the Institutional Class and Premier Class were renamed Class I and Class S, respectively.
[3]	Per share numbers have been calculated using average shares.
[4]	Total returns and net investment loss would have been lower had certain expenses not been offset.
[5]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.12), $(0.09), and $(0.09) for Class N, Class I and Class Z, respectively.
[6]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.08) and $(0.05) for Class N and Class Z, respectively.
[7]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.12) and $(0.09) for Class N and Class Z, respectively.
[8]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[9]	Includes reduction from broker recapture amounting to 0.02% for the fiscal year ended 2019 and 0.01% for each fiscal year ended 2018, 2017, 2016 and 2015.
[1][0]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[11]	Commencement of operations was on February 27, 2017.
[12]	Not annualized.
[13]	Includes reduction from broker recapture amounting to 0.02% for the fiscal year ended 2019, 0.01% for the fiscal year ended 2018 and 0.01% for the fiscal period ended 2017.
[14]	Annualized.

AMG TimesSquare Mid Cap Growth Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class N	2019	2018	2017[1]	2016[2]	2015
Net Asset Value, Beginning of Year	$15.00	$18.40	$17.26	$17.02	$18.24
Income (loss) from Investment Operations:
Net investment loss[3,4]	(0.07)	(0.08)	(0.12)[5]	(0.06)[6]	(0.07)[7]
Net realized and unrealized gain (loss) on investments	5.62	(0.78)	3.98	1.31	0.17
Total income (loss) from investment operations	5.55	(0.86)	3.86	1.25	0.10
Less Distributions to Shareholders from:
Net realized gain on investments	(2.86)	(2.54)	(2.72)	(1.01)	(1.32)
Net Asset Value, End of Year	$17.69	$15.00	$18.40	$17.26	$17.02
Total Return[4,8]	37.15%	(4.55)%	22.40%	7.26%	0.49%
Ratio of net expenses to average net assets	1.17%[9]	1.17%[9]	1.23%[9]	1.23%[9]	1.22%[9]
Ratio of gross expenses to average net assets[10]	1.18%	1.18%	1.24%	1.24%	1.23%
Ratio of net investment loss to average net assets[4]	(0.38)%	(0.39)%	(0.66)%	(0.36)%	(0.37)%
Portfolio turnover	65%	59%	54%	47%	47%
Net assets end of year (000’s) omitted	$518,267	$375,505	$519,337	$815,473	$867,245

AMG TimesSquare Mid Cap Growth Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal years ended December 31,		For the fiscal period ended December 31,
Class I	2019	2018	2017[11]
Net Asset Value, Beginning of Period	$15.46	$18.86	$18.73
Income (loss) from Investment Operations:
Net investment loss[3,4]	(0.05)	(0.05)	(0.09)[5]
Net realized and unrealized gain (loss) on investments	5.80	(0.81)	2.94
Total income (loss) from investment operations	5.75	(0.86)	2.85
Less Distributions to Shareholders from:
Net realized gain on investments	(2.86)	(2.54)	(2.72)
Net Asset Value, End of Period	$18.35	$15.46	$18.86
Total Return[4,8]	37.33%	(4.45)%	15.24%[12]
Ratio of net expenses to average net assets	1.07%[13]	1.02%[13]	1.08%[13,14]
Ratio of gross expenses to average net assets[10]	1.08%	1.03%	1.09%[14]
Ratio of net investment loss to average net assets[4]	(0.28)%	(0.24)%	(0.52)%[14]
Portfolio turnover	65%	59%	54%
Net assets end of period (000’s) omitted	$472,524	$353,282	$397,061

AMG TimesSquare Mid Cap Growth Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class Z	2019	2018	2017[1]	2016[2]	2015
Net Asset Value, Beginning of Year	$15.48	$18.87	$17.61	$17.33	$18.54
Income (loss) from Investment Operations:
Net investment loss[3,4]	(0.03)	(0.04)	(0.09)[5]	(0.03)[6]	(0.03)[7]
Net realized and unrealized gain (loss) on investments	5.80	(0.81)	4.07	1.35	0.16
Total income (loss) from investment operations	5.77	(0.85)	3.98	1.32	0.13
Less Distributions to Shareholders from:
Net investment income	—	—	—	(0.01)	—
Net realized gain on investments	(2.86)	(2.54)	(2.72)	(1.03)	(1.34)
Total distributions to shareholders	(2.86)	(2.54)	(2.72)	(1.04)	(1.34)
Net Asset Value, End of Year	$18.39	$15.48	$18.87	$17.61	$17.33
Total Return[4,8]	37.41%	(4.39)%	22.63%	7.53%	0.67%
Ratio of net expenses to average net assets	0.97%[9]	0.97%[9]	1.03%[9]	1.03%[9]	1.02%[9]
Ratio of gross expenses to average net assets[10]	0.98%	0.98%	1.04%	1.04%	1.03%
Ratio of net investment loss to average net assets[4]	(0.18)%	(0.19)%	(0.46)%	(0.16)%	(0.17)%
Portfolio turnover	65%	59%	54%	47%	47%
Net assets end of year (000’s) omitted	$894,390	$948,380	$1,171,466	$1,026,198	$1,283,161

[1]	Effective February 27, 2017, the Class I and Class S were renamed Class Z and Class N, respectively.
[2]	Effective October 1, 2016, the Institutional Class and Premier Class were renamed Class I and Class S, respectively.
[3]	Per share numbers have been calculated using average shares.
[4]	Total returns and net investment loss would have been lower had certain expenses not been offset.
[5]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.14), $(0.11) and $(0.11) for Class N, Class I and Class Z, respectively.
[6]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.07) and $(0.04) for Class N and Class Z, respectively.
[7]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.08) and $(0.04) for Class N and Class Z, respectively.
[8]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[9]	Includes reduction from broker recapture amounting to 0.01% for each fiscal year ended 2019, 2018, 2017, 2016 and 2015.
[10]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[11]	Commencement of operations was on February 27, 2017.
[12]	Not annualized.
[13]	Includes reduction from broker recapture amounting to 0.01% for each fiscal year ended 2019 and 2018 and 0.01% for the fiscal period ended 2017.
[1][4]	Annualized.

AMG TimesSquare International Small Cap Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class N	2019	2018	2017[1]	2016[2]	2015
Net Asset Value, Beginning of Year	$12.72	$16.99	$12.35	$12.65	$11.79
Income (loss) from Investment Operations:
Net investment income[3,4]	0.21 [5]	0.18	0.08 [6]	0.04	0.05
Net realized and unrealized gain (loss) on investments	3.55	(4.35)	4.69	(0.11)	1.43
Total income (loss) from investment operations	3.76	(4.17)	4.77	(0.07)	1.48
Less Distributions to Shareholders from:
Net investment income	(0.24)	(0.10)	(0.06)	(0.07)	(0.17)
Net realized gain on investments	—	—	(0.07)	(0.16)	(0.45)
Total distributions to shareholders	(0.24)	(0.10)	(0.13)	(0.23)	(0.62)
Net Asset Value, End of Year	$16.24	$12.72	$16.99	$12.35	$12.65
Total Return[4,7]	29.56%	(24.54)%	38.63%	(0.55)%	12.51%
Ratio of net expenses to average net assets	1.23%	1.23%	1.29%	1.30%	1.30%
Ratio of gross expenses to average net assets[8]	1.23%	1.23%	1.30%	1.39%	1.59%
Ratio of net investment income to average net assets[4]	1.43%	1.07%	0.53%	0.32%	0.37%
Portfolio turnover	40%	46%	48%	58%	95%
Net assets end of year (000’s) omitted	$70,532	$88,913	$238,935	$28,864	$337

AMG TimesSquare International Small Cap Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal years ended December 31,		For the fiscal period ended December 31,
Class I	2019	2018	2017[9]
Net Asset Value, Beginning of Period	$12.74	$17.08	$13.18
Income (loss) from Investment Operations:
Net investment income[3,4]	0.24 [5]	0.20	0.11 [6]
Net realized and unrealized gain (loss) on investments	3.55	(4.37)	3.94
Total income (loss) from investment operations	3.79	(4.17)	4.05
Less Distributions to Shareholders from:
Net investment income	(0.27)	(0.17)	(0.08)
Net realized gain on investments	—	—	(0.07)
Total distributions to shareholders	(0.27)	(0.17)	(0.15)
Net Asset Value, End of Period	$16.26	$12.74	$17.08
Total Return[4,7]	29.78%	(24.42)%	30.72%[10]
Ratio of net expenses to average net assets	1.06%	1.06%	1.09%[11]
Ratio of gross expenses to average net assets[8]	1.06%	1.06%	1.10%[11]
Ratio of net investment income to average net assets[4]	1.60%	1.24%	0.77%[11]
Portfolio turnover	40%	46%	48%
Net assets end of period (000’s) omitted	$658,599	$538,749	$182,528

AMG TimesSquare International Small Cap Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class Z	2019	2018	2017[1]	2016[2]	2015
Net Asset Value, Beginning of Year	$12.75	$17.08	$12.41	$12.69	$11.82
Income (loss) from Investment Operations:
Net investment income[3,4]	0.25 [5]	0.21	0.11 [6]	0.28	0.13
Net realized and unrealized gain (loss) on investments	3.55	(4.36)	4.71	(0.32)	1.38
Total income (loss) from investment operations	3.80	(4.15)	4.82	(0.04)	1.51
Less Distributions to Shareholders from:
Net investment income	(0.29)	(0.18)	(0.08)	(0.08)	(0.19)
Net realized gain on investments	—	—	(0.07)	(0.16)	(0.45)
Total distributions to shareholders	(0.29)	(0.18)	(0.15)	(0.24)	(0.64)
Net Asset Value, End of Year	$16.26	$12.75	$17.08	$12.41	$12.69
Total Return[4,7]	29.77%	(24.29)%	38.86%	(0.29)%	12.78%
Ratio of net expenses to average net assets	0.98%	0.98%	1.04%	1.05%	1.05%
Ratio of gross expenses to average net assets[8]	0.98%	0.98%	1.05%	1.19%	1.30%
Ratio of net investment income to average net assets[4]	1.68%	1.32%	0.70%	2.23%	1.04%
Portfolio turnover	40%	46%	48%	58%	95%
Net assets end of year (000’s) omitted	$401,528	$372,085	$252,951	$99,533	$30,119

[1]	Effective February 27, 2017, the Class I and Class S were renamed Class Z and Class N, respectively.
[2]	Effective October 1, 2016, the Institutional Class and Premier Class were renamed Class I and Class S, respectively.
[3]	Per share numbers have been calculated using average shares.
[4]	Total returns and net investment income would have been lower had certain expenses not been offset.
[5]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.16, $0.18 and $0.20 for Class N, Class I and Class Z, respectively.
[6]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.02, $0.05 and $0.05 for Class N, Class I and Class Z, respectively.
[7]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[8]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[9]	Commencement of operations was on February 27, 2017.
[10]	Not annualized.
[11]	Annualized.

AMG TimesSquare Emerging Markets Small Cap Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal years ended December 31,		For the fiscal period ended December 31,
Class N	2019	2018	2017[1]
Net Asset Value, Beginning of Period	$9.49	$12.32	$10.94
Income (loss) from Investment Operations:
Net investment income[2,3]	0.03	0.08	0.03
Net realized and unrealized gain (loss) on investments	1.53	(2.34)	2.33
Total income (loss) from investment operations	1.56	(2.26)	2.36
Less Distributions to Shareholders from:
Net investment income	(0.02)	(0.01)	(0.15)
Net realized gain on investments	—	(0.56)	(0.83)
Paid in capital	(0.00)[4]	—	—
Total distributions to shareholders	(0.02)	(0.57)	(0.98)
Net Asset Value, End of Period	$11.03	$9.49	$12.32
Total Return[3,5]	16.49%	(18.30)%	21.72%[6]
Ratio of net expenses to average net assets	1.67%[7]	1.67%	1.65%[8]
Ratio of gross expenses to average net assets[9]	4.29%	3.87%	5.02%[8]
Ratio of net investment income to average net assets[3]	0.31%	0.68%	0.28%[8]
Portfolio turnover	103%	84%	81%
Net assets end of period (000’s) omitted	$39	$31	$43

AMG TimesSquare Emerging Markets Small Cap Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal years ended December 31,			For the fiscal period ended December 31,
Class I	2019	2018	2017	2016[10]
Net Asset Value, Beginning of Period	$9.51	$12.35	$10.05	$10.00
Income (loss) from Investment Operations:
Net investment income[2,3]	0.07	0.11	0.06	0.01
Net realized and unrealized gain (loss) on investments	1.53	(2.33)	3.23	0.04
Total income (loss) from investment operations	1.60	(2.22)	3.29	0.05
Less Distributions to Shareholders from:
Net investment income	(0.05)	(0.06)	(0.16)	—
Net realized gain on investments	—	(0.56)	(0.83)	—
Paid in capital	(0.01)	—	—	—
Total distributions to shareholders	(0.06)	(0.62)	(0.99)	—
Net Asset Value, End of Period	$11.05	$9.51	$12.35	$10.05
Total Return[3,5]	16.83%	(17.90)%	32.85%	0.50%[6]
Ratio of net expenses to average net assets	1.27%[7]	1.27%	1.25%	1.34%[8]
Ratio of gross expenses to average net assets[9]	3.89%	3.47%	4.59%	7.09%[8,11]
Ratio of net investment income to average net assets[3]	0.71%	1.08%	0.53%	1.27%[8]
Portfolio turnover	103%	84%	81%	0%[6]
Net assets end of period (000’s) omitted	$310	$273	$13	$10

AMG TimesSquare Emerging Markets Small Cap Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal years ended December 31,			For the fiscal period ended December 31,
Class Z	2019	2018	2017	2016[10]
Net Asset Value, Beginning of Period	$9.51	$12.35	$10.05	$10.00
Income (loss) from Investment Operations:
Net investment income[2,3]	0.07	0.12	0.06	0.01
Net realized and unrealized gain (loss) on investments	1.53	(2.34)	3.23	0.04
Total income (loss) from investment operations	1.60	(2.22)	3.29	0.05
Less Distributions to Shareholders from:
Net investment income	(0.05)	(0.06)	(0.16)	—
Net realized gain on investments	—	(0.56)	(0.83)	—
Paid in capital	(0.01)	—	—	—
Total distributions to shareholders	(0.06)	(0.62)	(0.99)	—
Net Asset Value, End of Period	$11.05	$9.51	$12.35	$10.05
Total Return[3,5]	16.83%	(17.90)%	32.85%	0.50%[6]
Ratio of net expenses to average net assets	1.27%[7]	1.27%	1.25%	1.34%[8]
Ratio of gross expenses to average net assets[9]	3.89%	3.47%	4.59%	7.09%[8,11]
Ratio of net investment income to average net assets[3]	0.71%	1.08%	0.53%	1.27%[8]
Portfolio turnover	103%	84%	81%	0%[6]
Net assets end of period (000’s) omitted	$5,473	$5,513	$6,850	$4,237

[1]	Commencement of operations was on February 27, 2017.
[2]	Per share numbers have been calculated using average shares.
[3]	Total returns and net investment income would have been lower had certain expenses not been offset.
[4]	Less than $(0.005) per share.
[5]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[6]	Not annualized.
[7]	Includes interest expense totaling 0.02% relating to interfund lending and bank overdrafts.
[8]	Annualized.
[9]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[1][0]	Commencement of operations was on December 15, 2016.
[1][1]	Ratio does not reflect the annualization of audit, excise tax and organization expenses.

AMG TimesSquare Global Small Cap Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal year ended December 31,	For the fiscal period ended December 31,
Class N	2019	2018[1]
Net Asset Value, Beginning of Period	$7.95	$10.00
Income (loss) from Investment Operations:
Net investment income[2,3]	0.04	0.00 [4]
Net realized and unrealized gain (loss) on investments	2.95	(2.05)
Total income (loss) from investment operations	2.99	(2.05)
Less Distributions to Shareholders from:
Net investment income	(0.10)	—
Net Asset Value, End of Period	$10.84	$7.95
Total Return[3,5]	37.60%	(20.50)%[6]
Ratio of net expenses to average net assets	1.27%[7]	1.25%[8]
Ratio of gross expenses to average net assets[9]	7.45%	11.67%[8,10]
Ratio of net investment income to average net assets[3]	0.42%	0.07%[8]
Portfolio turnover	80%	22%[6]
Net assets end of period (000’s) omitted	$44	$24

AMG TimesSquare Global Small Cap Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal year ended December 31,	For the fiscal period ended December 31,
Class I	2019	2018[1]
Net Asset Value, Beginning of Period	$7.96	$10.00
Income (loss) from Investment Operations:
Net investment income[2,3]	0.06	0.02
Net realized and unrealized gain (loss) on investments	2.96	(2.06)
Total income (loss) from investment operations	3.02	(2.04)
Less Distributions to Shareholders from:
Net investment income	(0.13)	—
Net Asset Value, End of Period	$10.85	$7.96
Total Return[3,5]	37.96%	(20.40)%[6]
Ratio of net expenses to average net assets	1.02%[7]	1.00%[8]
Ratio of gross expenses to average net assets[9]	7.20%	11.42%[8,10]
Ratio of net investment income to average net assets[3]	0.67%	0.32%[8]
Portfolio turnover	80%	22%[6]
Net assets end of period (000’s) omitted	$33	$24

AMG TimesSquare Global Small Cap Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal year ended December 31,	For the fiscal period ended December 31,
Class Z	2019	2018[1]
Net Asset Value, Beginning of Period	$7.96	$10.00
Income (loss) from Investment Operations:
Net investment income[2,3]	0.06	0.02
Net realized and unrealized gain (loss) on investments	2.97	(2.06)
Total income (loss) from investment operations	3.03	(2.04)
Less Distributions to Shareholders from:
Net investment income	(0.13)	—
Net Asset Value, End of Period	$10.86	$7.96
Total Return[3,5]	38.09%	(20.40)%[6]
Ratio of net expenses to average net assets	1.02%[7]	1.00%[8]
Ratio of gross expenses to average net assets[9]	7.20%	11.42%[8,10]
Ratio of net investment income to average net assets[3]	0.67%	0.32%[8]
Portfolio turnover	80%	22%[6]
Net assets end of period (000’s) omitted	$2,032	$1,443

[1]	Commencement of operations was on May 31, 2018.
[2]	Per share numbers have been calculated using average shares.
[3]	Total returns and net investment income would have been lower had certain expenses not been offset.
[4]	Less than $0.005 or $(0.005) per share.
[5]	The total return is calculated using the published Net Asset Value as of period end.
[6]	Not annualized.
[7]	Includes interest expense on interfund lending and excise tax expense totaling 0.02%.
[8]	Annualized.
[9]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[10]	Ratio does not reflect the annualization of audit, registration and organization expenses.

Notes to Financial Statements December 31, 2019

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG TimesSquare Small Cap Growth Fund (“Small Cap”), AMG TimesSquare Mid Cap Growth Fund (“Mid Cap”), AMG TimesSquare International Small Cap Fund (“International Small Cap”), AMG TimesSquare Emerging Markets Small Cap Fund (“Emerging Markets Small Cap”) and AMG TimesSquare Global Small Cap Fund (“Global Small Cap”), each a “Fund” and collectively, the “Funds”. Global Small Cap’s commencement of operations was on May 31, 2018.

Each Fund offers different classes of shares. Each Fund offers Class N, Class I and Class Z shares. Each class represents an interest in the same assets of the respective Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may have different net asset values per share to the extent the share classes pay different distribution amounts and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

Effective March 1, 2019, Small Cap is reopened to new investors. Please refer to a current prospectus for additional information.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end registered investment companies are valued at their end of day net asset value per share.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Funds, including a comparison with the prior quarter end and the percentage of the Funds that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in the Funds that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Notes to Financial Statements (continued)

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, swaps, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, and if after the fact, as soon as the Funds become aware of the ex-dividend date, except for Korean securities where dividends are recorded on confirmation date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Upon notification from issuers, distributions received from a real estate investment trust (“REIT”) may be redesignated as a reduction of cost of investments and/or realized gain. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trust and other trusts or funds within the AMG Funds Family of Funds (collectively the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

Small Cap and Mid Cap had certain portfolio trades directed to various brokers under a brokerage recapture program. Credits received from the brokerage recapture program are earned and paid on a monthly basis, and are recorded as expense offsets, which serve to reduce the Funds’ overall expense ratio. For the fiscal year ended December 31, 2019, the impact on the expenses and expense ratios were as follows: Small Cap - $167,099 or 0.02% and Mid Cap - $172,580 or 0.01%.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are primarily due to net operating losses, tax equalization utilized, disallowed expenses, redemptions in-kind and return of capital. Temporary differences are due to mark-to-market on passive foreign investment companies, wash sales, qualified late-year losses deferred, capital loss carryovers, and distributions received from investments in certain partnerships.

The tax character of distributions paid during the fiscal years ended December 31, 2019 and December 31, 2018 were as follows:

	Small Cap		Mid Cap		International Small Cap
Distributions paid from:	2019	2018	2019	2018	2019	2018
Ordinary income	—	—	—	—	$19,491,875	$13,251,161
Short-term capital gains	$550,972	$50,862,715	$5,255,029	$15,731,092	—	1,560
Long-term capital gains	52,948,302	154,854,120	250,388,243	225,779,560	—	1,422

	$53,499,274	$205,716,835	$255,643,272	$241,510,652	$19,491,875	$13,254,143

Notes to Financial Statements (continued)

	Emerging Markets Small Cap		Global Small Cap
Distributions paid from:	2019	2018	2019	2018
Ordinary income	$27,304	$32,456	$25,194	—
Short-term capital gains	—	148,354	—	—
Long-term capital gains	—	176,054	—	—
Paid-in capital	3,538	—	—	—

	$30,842	$356,864	$25,194	—

As of December 31, 2019, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Small Cap	Mid Cap	International Small Cap	Emerging Markets Small Cap	Global Small Cap
Capital loss carryforward	—	—	$140,251,657	$311,993	$62,480
Undistributed ordinary income	—	—	79,577	—	—
Undistributed short-term capital gains	—	$12,851,824	—	—	—
Undistributed long-term capital gains	$4,764,557	65,637,852	—	—	—
Late-year loss deferral	686,898	—	—	2,599	52
At December 31, 2019, the cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Fund	Cost	Appreciation	Depreciation	Net
Small Cap	$393,355,194	$136,622,742	$(11,696,217)	$124,926,525
Mid Cap	1,228,362,295	726,414,725	(38,444,706)	687,970,019
International Small Cap	1,075,523,820	188,967,453	(78,565,772)	110,401,681
Emerging Markets Small Cap	5,060,650	945,479	(185,290)	760,189
Global Small Cap	1,910,500	323,301	(88,691)	234,610

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of December 31, 2019, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2019, the following Funds had capital loss carryovers for federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains indefinitely, and retain their character as short-term and/or long-term.

	Capital Loss
	Carryover Amounts
Fund	Short-Term	Long-Term	Total
International Small Cap	$85,356,993	$54,894,664	$140,251,657
Emerging Markets Small Cap	$125,682	$186,311	$311,993
Global Small Cap	$35,577	$26,903	$62,480

As of December 31, 2019, Small Cap and Mid Cap had no capital loss carryovers for federal income tax purposes. Should the Funds incur net capital losses for the fiscal year ended December 31, 2020, such amounts may be used to offset future realized capital gains indefinitely, and retain their character as either short-term and/or long-term.

For the fiscal year ended December 31, 2019, the following Funds utilized capital loss carryovers in the amount of:

	Capital Loss Carryover Utilized
Fund	Short-Term	Long-Term
Global Small Cap	$11,739	—

Notes to Financial Statements (continued)

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. For the fiscal year ended December 31, 2019, Small Cap and International Small Cap transferred securities and cash to certain shareholders in connection with redemptions in-kind transactions in the amount of $281,724,693 and $22,929,233, respectively. For the purposes of U.S. GAAP, the transactions were treated as sales of securities and the resulting gain or loss was recognized based on the market value of the securities on the date of the transfer. For tax purposes, no gains or losses were recognized. At December 31, 2019, $37,642,934 and $22,929,233 of the amount reflected as Payable for Fund shares repurchased for Small Cap and International Small Cap, respectively, related to redemptions in-kind. Small Cap settled the redemption in-kind by transferring cash of $1,886,756 and shares of securities valued at $35,756,178 and International Small Cap settled the redemption in-kind by transferring cash of $1,851,962 and shares of securities valued at $21,077,271 to a shareholder. The value of the securities transferred by each Fund to its shareholder is reflected in the Statement of Assets and Liabilities under Securities to be transferred in Redemption in-Kind. Prior to March 1, 2019, International Small Cap and Emerging Markets Small Cap deducted a 2.00% redemption fee from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurred within 60 days of the purchase of those shares. For the fiscal years ended December 31, 2019 and December 31, 2018, International Small Cap had redemption fees amounting to $2,655 and $31,607, respectively. These amounts are netted against the cost of shares repurchased. For the fiscal years ended December 31, 2019 and December 31, 2018, Emerging Markets Small Cap received no redemption fees.

For the fiscal years ended December 31, 2019 and December 31, 2018, the capital stock transactions by class for the Funds were as follows:

	Small Cap				Mid Cap
	December 31, 2019		December 31, 2018		December 31, 2019		December 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	905,278	$13,055,000	2,278,489	$37,954,017	9,809,288	$179,985,713	2,938,545	$57,001,969
Reinvestment of distributions	819,363	11,192,499	1,881,132	22,592,397	4,015,288	70,387,987	3,678,178	54,584,164
Cost of shares repurchased	(2,328,867)	(33,570,961)	(14,821,426)	(276,949,908)	(9,560,066)	(177,065,853)	(9,796,510)	(189,037,464)

Net increase (decrease)	(604,226)	$(9,323,462)	(10,661,805)	$(216,403,494)	4,264,510	$73,307,847	(3,179,787)	$(77,451,331)

Class I:
Proceeds from sale of shares	1,681,977	$25,010,540	12,215,231	$236,371,079	4,401,134	$85,873,380	2,627,656	$51,843,944
Reinvestment of distributions	84,503	1,201,633	3,313,927	41,192,112	3,511,970	63,882,738	3,279,225	50,204,932
Cost of shares repurchased	(14,826,800)	(227,352,813)	(1,807,940)	(34,043,653)	(5,006,169)	(94,671,055)	(4,110,512)	(80,204,493)

Net increase (decrease)	(13,060,320)	$(201,140,640)	13,721,218	$243,519,538	2,906,935	$55,085,063	1,796,369	$21,844,383

Class Z:
Proceeds from sale of shares	3,505,845	$52,326,072	6,215,745	$115,825,411	6,593,529	$126,622,266	6,703,868	$131,359,121
Reinvestment of distributions	2,754,888	39,229,609	11,110,885	138,219,411	6,367,710	116,083,352	8,626,217	132,153,651
Cost of shares repurchased	(28,558,852)	(443,646,632)[1]	(19,734,046)	(375,371,757)	(25,593,054)	(498,763,146)	(16,137,227)	(316,959,492)

Net decrease	(22,298,119)	$(352,090,951)	(2,407,416)	$(121,326,935)	(12,631,815)	$(256,057,528)	(807,142)	$(53,446,720)

[1]	Includes redemption in-kind in the amount of $281,724,693.

	International Small Cap				Emerging Markets Small Cap
	December 31, 2019		December 31, 2018		December 31, 2019		December 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	1,014,625	$14,806,211	13,215,047	$229,715,261	739	$7,750	819	$10,000
Reinvestment of distributions	64,114	1,045,702	56,036	703,248	8	87	190	1,784
Cost of shares repurchased	(3,723,202)	(54,038,359)	(20,349,501)	(342,064,979)	(482)	(5,103)	(1,193)	(15,088)

Net increase (decrease)	(2,644,463)	$(38,186,446)	(7,078,418)	$(111,646,470)	265	$2,734	(184)	$(3,304)

Notes to Financial Statements (continued)

		International Small Cap			Emerging Markets Small Cap
	December 31, 2019		December 31, 2018		December 31, 2019		December 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class I:
Proceeds from sale of shares	14,704,599	$209,796,429	59,562,508	$993,359,939	—	—	27,185	$276,600
Reinvestment of distributions	650,752	10,626,788	571,855	7,188,226	152	$1,645	1,783	16,735
Cost of shares repurchased	(17,123,427)	(250,520,336)	(28,545,219)	(410,794,970)	(840)	(8,091)	(1,322)	(16,785)

Net increase (decrease)	(1,768,076)	$(30,097,119)	31,589,144	$589,753,195	(688)	$(6,446)	27,646	$276,550

Class Z:
Proceeds from sale of shares	3,426,838	$50,299,126	17,118,214	$264,640,702	296	$3,000	2,959	$36,955
Reinvestment of distributions	440,172	7,192,415	401,691	5,053,270	1,875	20,215	35,212	330,282
Cost of shares repurchased	(8,369,040)	(127,801,279)[1]	(3,137,752)	(50,327,416)	(86,865)	(891,732)	(13,002)	(151,221)

Net increase (decrease)	(4,502,030)	$(70,309,738)	14,382,153	$219,366,556	(84,694)	$(868,517)	25,169	$216,016

[1]	Includes redemption in-kind in the amount of $22,929,233.

	Global Small Cap
	December 31, 2019		December 31, 2018
	Shares	Amount	Shares	Amount
Class N:[1]
Proceeds from sale of shares	1,041	$10,000	3,000	$30,000
Reinvestment of distributions	37	400	—	—

Net increase	1,078	$10,400	3,000	$30,000

Class I:[1]
Proceeds from sale of shares	—	—	3,000	$30,000
Reinvestment of distributions	37	$396	—	—

Net increase	37	$396	3,000	$30,000

Class Z:[1]
Proceeds from sale of shares	84,055	$809,220	181,250	$1,812,439
Reinvestment of distributions	2,245	24,397	—	—
Cost of shares repurchased	(80,326)	(773,537)	(10)	(101)

Net increase	5,974	$60,080	181,240	$1,812,338

1 Commencement of operations was on May 31, 2018.

At December 31, 2019, certain shareholders of record individually or collectively held greater than 10% of the net assets of the Funds as follows: Emerging Markets Small Cap—three own 70%; Global Small Cap—four own 84%, including one affiliate that owns 11%. Transactions by these shareholders may have a material impact on the Funds.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into third-party repurchase agreements for temporary cash management purposes and third-party or bilateral joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Funds participate on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the

Notes to Financial Statements (continued)

collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM on joint repurchase agreements.

At December 31, 2019, the market value of Repurchase Agreements outstanding for Small Cap, Mid Cap, International Small Cap and Global Small Cap were $30,538,786, $31,832,801, $56,377,398 and $49,854, respectively.

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

j. ORGANIZATIONAL AND OFFERING COSTS

The Investment Manager incurred and directly paid organizational and offering costs on behalf of Global Small Cap in the amount of $62,688, which were repaid by the Fund for the full amount thereof. Offering costs in the amount of $22,814 were expensed during the fiscal year ended December 31, 2019.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisers for the Funds (subject to Board approval) and monitors each subadviser’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by TimesSquare Capital Management, LLC (“TimesSquare”) who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in TimesSquare.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the fiscal year ended December 31, 2019, the Funds’ investment management fees were paid at the following annual rates of each Fund’s respective average daily net assets:

Small Cap	0.79%
Mid Cap	0.79%
International Small Cap	0.75%
Emerging Markets Small Cap	0.95%
Global Small Cap	0.70%

The Investment Manager has contractually agreed, through at least May 1, 2020, to waive management fees and/or pay or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts, and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses and extraordinary expenses) of Small Cap, Mid Cap, International Small Cap, Emerging Markets Small Cap and Global Small Cap to the annual rate of 0.99%, 1.13%, 1.05%, 1.25% and 1.00%, respectively, of each Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Funds in certain circumstances.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of a Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of a Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of a Fund.

In general, for a period of up to 36 months, the Investment Manager may recover from each Fund fees waived and expenses paid pursuant to this contractual agreement, provided that such repayment would not cause a Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount.

At December 31, 2019, the Funds’ expiration of reimbursements subject to recoupment is as follows:

Expiration
Period	Emerging Markets Small Cap	Global Small Cap
Less than 1 year	$188,695	—
1-2 years	140,393	$148,223
2-3 years	150,992	118,313

Total	$480,080	$266,536

The Trust, on behalf of the Funds, has entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Funds’ operations, including administration and shareholder services to each Fund. Each Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the

Notes to Financial Statements (continued)

distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

The Trust has adopted a distribution and service plan (the “Plan”) with respect to the Class N shares of Emerging Markets Small Cap and Global Small Cap, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Pursuant to the Plan, Emerging Markets Small Cap and Global Small Cap may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of Emerging Markets Small Cap and Global Small Cap’s Class N shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorized payments to the Distributor up to 0.25% annually of Emerging Markets Small Cap and Global Small Cap’s average daily net assets attributable to the Class N shares.

For Class N shares and Class I shares of each Fund, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Class N and Class I shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the fiscal year ended December 31, 2019, were as follows:

	Maximum Annual	Actual
	Amount	Amount
Fund	Approved	Incurred
Small Cap
Class N	0.20%	0.20%
Class I	0.10%	0.04%
Mid Cap
Class N	0.20%	0.20%
Class I	0.10%	0.10%
International Small Cap
Class N	0.25%	0.25%
Class I	0.10%	0.08%
Emerging Markets Small Cap
Class N	0.15%	0.15%
Class I	0.15%	—
Global Small Cap
Class N	0.15%	—
Class I	0.15%	—

The Board provides supervision of the affairs of the Trust and other trusts within the AMG Funds family. The Trustees of the Trust who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The

Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the fiscal year ended December 31, 2019, Small Cap lent a maximum of $8,614,087 for six days earning interest of $3,228; Mid Cap lent a maximum amount of $5,016,742 for three days earning interest of $1,369; and International Small Cap lent a maximum of $2,862,998 for four days earning interest of $634. The interest income amount is included in the Statement of Operations as interest income. For the fiscal year ended December 31, 2019, Small Cap borrowed a maximum of $6,541,012 for five days paying interest of $1,758; International Small Cap borrowed a maximum of $26,314,741 for ten days paying interest of $12,834; Emerging Markets Small Cap borrowed a maximum of $544,930 for twelve days paying interest of $372; and Global Small Cap borrowed a maximum of $727,735 for two days paying interest of $113. The interest amount is included in the Statement of Operations as miscellaneous expense. At December 31, 2019, the Funds had no interfund loans outstanding.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended December 31, 2019, were as follows:

	Long Term Securities
Fund	Purchases	Sales
Small Cap	$511,451,736	$855,272,532
Mid Cap	1,218,349,511	1,630,332,218
International Small Cap	439,939,503	598,414,356
Emerging Markets Small Cap	5,924,895	6,839,265
Global Small Cap	1,491,480	1,465,284

The Funds had no purchases or sales of U.S. Government Obligations during the fiscal year ended December 31, 2019.

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Program providing for the lending of securities to qualified borrowers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash, U.S. Treasury Obligations or U.S. Government Agency Obligations. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain

Notes to Financial Statements (continued)

additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in separate omnibus accounts managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements for that cash collateral. Securities collateral is held in separate omnibus accounts managed by BNYM that cannot be sold or pledged. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

The value of securities loaned on positions held, cash collateral and securities collateral received at December 31, 2019, were as follows:

		Cash	Securities	Total
	Securities	Collateral	Collateral	Collateral
Fund	Loaned	Received	Received	Received
Small Cap	$112,548,049	$30,538,786	$83,851,036	$114,389,822
Mid Cap	204,358,742	31,832,801	176,865,177	208,697,978
International Small Cap	64,590,775	56,377,398	12,987,360	69,364,758
Emerging Markets Small Cap	138,661	—	144,352	144,352
Global Small Cap	157,878	49,854	112,855	162,709

The following table summarizes the securities received as collateral for securities lending at December 31, 2019:

	Collateral	Coupon	Maturity
Fund	Type	Range	Date Range
Small Cap	U.S. Treasury Obligations	0.000%-8.500%	01/09/20- 11/15/49
Mid Cap	U.S. Treasury Obligations	0.000%-8.500%	01/09/20- 11/15/49
International Small Cap	U.S. Treasury Obligations	0.000%-8.500%	01/09/20- 05/15/49
Emerging Markets Small Cap	U.S. Treasury Obligations	0.000%-6.625%	01/23/20- 11/15/48
Global Small Cap	U.S. Treasury Obligations	0.000%-8.500%	01/09/20- 05/15/49

5. FOREIGN SECURITIES

Certain Funds invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. A Fund’s investments in emerging market countries are exposed to additional risks. A Fund’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Realized gains in certain countries may be subject to foreign taxes at the Fund level and the Fund would pay such foreign taxes at the appropriate rate for each jurisdiction.

6. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

7. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

Notes to Financial Statements (continued)

The following table is a summary of the Funds’ open Repurchase Agreements that are subject to a master netting agreement as of December 31, 2019:

		Gross Amount Not Offset in the
		Statement of Assets and Liabilities
	Gross Amounts of
	Assets Presented in		Net
	the Statement of	Offset	Asset	Collateral	Net
Fund	Assets and Liabilities	Amount	Balance	Received	Amount
Small Cap
Cantor Fitzgerald Securities, Inc.	$7,253,225	—	$7,253,225	$7,253,225	—
Citadel Securities LLC	4,832,938	—	4,832,938	4,832,938	—
Citigroup Global Markets, Inc.	7,253,225	—	7,253,225	7,253,225	—
RBC Dominion Securities, Inc.	7,253,225	—	7,253,225	7,253,225	—
State of Wisconsin Investment Board	3,946,173	—	3,946,173	3,946,173	—

Total	$30,538,786	—	$30,538,786	$30,538,786	—

Mid Cap
Bank of Nova Scotia	$7,560,630	—	$7,560,630	$7,560,630	—
Citadel Securities LLC	5,037,530	—	5,037,530	5,037,530	—
Citigroup Global Markets, Inc.	7,560,630	—	7,560,630	7,560,630	—
MUFG Securities America, Inc.	7,560,630	—	7,560,630	7,560,630	—
State of Wisconsin Investment Board	4,113,381	—	4,113,381	4,113,381	—

Total	$31,832,801	—	$31,832,801	$31,832,801	—

International Small Cap
Bank of America Securities, Inc.	$13,227,799	—	$13,227,799	$13,227,799	—
Bank of Montreal	13,227,799	—	13,227,799	13,227,799	—
Citadel Securities LLC	9,497,118	—	9,497,118	9,497,118	—
Citigroup Global Markets, Inc.	13,227,799	—	13,227,799	13,227,799	—
State of Wisconsin Investment Board	7,196,883	—	7,196,883	7,196,883	—

Total	$56,377,398	—	$56,377,398	$56,377,398	—

Global Small Cap
RBC Dominion Securities, Inc.	$49,854	—	$49,854	$49,854	—

8. SUBSEQUENT EVENTS

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require an additional disclosure in or adjustment of the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS AND SHAREHOLDERS OF AMG TIMESSQUARE SMALL CAP GROWTH FUND, AMG TIMESSQUARE MID CAP GROWTH FUND, AMG TIMESSQUARE INTERNATIONAL SMALL CAP FUND, AMG TIMESSQUARE EMERGING MARKETS SMALL CAP FUND, AND AMG TIMESSQUARE GLOBAL SMALL CAP FUND

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of AMG TimesSquare Small Cap Growth Fund, AMG TimesSquare Mid Cap Growth Fund, AMG TimesSquare International Small Cap Fund, AMG TimesSquare Emerging Markets Small Cap Fund, and AMG TimesSquare Global Small Cap Fund (five of the funds constituting AMG Funds, hereafter collectively referred to as the “Funds”) as of December 31, 2019, the related statements of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the periods listed in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the periods listed in the table below and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statement of Changes in Net Assets
AMG TimesSquare Small Cap Growth Fund	Each of the two years in the period ended December 31, 2019

AMG TimesSquare Mid Cap Growth Fund	Each of the two years in the period ended December 31, 2019

AMG TimesSquare International Small Cap Fund	Each of the two years in the period ended December 31, 2019

AMG TimesSquare Emerging Markets Small Cap Fund	Each of the two years in the period ended December 31, 2019

AMG TimesSquare Global Small Cap Fund	Year ended December 31, 2019 and the period May 31, 2018 (commencement of operations) through December 31, 2018

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the

Report of Independent Registered Public Accounting Firm

custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 26, 2020

We have served as the auditor of one or more of the investment companies in the AMG Funds Family since 1993.

Other Information

TAX INFORMATION

AMG TimesSquare Small Cap Growth Fund, AMG TimesSquare Mid Cap Growth Fund, AMG TimesSquare International Small Cap Fund, AMG TimesSquare Emerging Markets Small Cap Fund and AMG TimesSquare Global Small Cap Fund each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2019 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

In accordance with federal tax law, the following Funds elect to provide foreign taxes paid and the income sourced from foreign countries. Accordingly, each Fund hereby makes the following designations regarding its taxable period ended December 31, 2019:

AMG TimesSquare International Small Cap Fund

•	The total amount of taxes paid and income sourced from foreign countries was $1,996,958 and $29,816,207, respectively.

AMG TimesSquare Emerging Markets Small Cap Fund

•	The total amount of taxes paid and income sourced from foreign countries was $14,865 and $128,803, respectively.

AMG TimesSquare Global Small Cap Fund

•	The total amount of taxes paid and income sourced from foreign countries was $1,888 and $25,699, respectively.

Pursuant to section 852 of the Internal Revenue Code, AMG TimesSquare Small Cap Growth Fund, AMG TimesSquare Mid Cap Growth Fund, AMG TimesSquare International Small Cap Fund, AMG TimesSquare Emerging Markets Small Cap Fund and AMG TimesSquare Global Small Cap Fund each hereby designates as a capital gain distribution with respect to the taxable period ended December 31, 2019, $127,880,577, $269,490,343, $0, $0 and $0, respectively, or, if subsequently determined to be different, the net capital gains of such period.

AMG Funds Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2012 • Oversees 49 Funds in Fund Complex	Bruce B. Bingham, 71 Partner, Hamilton Partners (real estate development firm) (1987-Present); Director of The Yacktman Funds (2000-2012).

• Trustee since 1999 • Oversees 49 Funds in Fund Complex

Edward J. Kaier, 74

Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (2002-2019); Trustee of Third Avenue Variable Trust (2002-2019).

• Trustee since 2013 • Oversees 52 Funds in Fund Complex

Kurt A. Keilhacker, 56

Managing Partner, TechFund Capital (1997-Present); Managing Partner, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Partner, Elementum Ventures (2013-Present); Director, MetricStory, Inc. (2017-Present); Trustee, Wheaton College (2018-Present); Trustee, Gordon College (2001-2016).

• Trustee since 2000 • Oversees 49 Funds in Fund Complex

Steven J. Paggioli, 69

Independent Consultant (2002-Present); Trustee, Professionally Managed Portfolios (28 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Muzinich BDC, Inc. (business development company) (2019-Present); Independent Director, Chase Investment Counsel (2008–2019); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001).

• Trustee since 2013 • Oversees 49 Funds in Fund Complex	Richard F. Powers III, 73 Adjunct Professor, U.S. Naval War College (2016-Present); Adjunct Professor, Boston College (2010-2013); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Independent Chairman • Trustee since 2000 • Oversees 52 Funds in Fund Complex

Eric Rakowski, 61

Professor of Law, University of California at Berkeley School of Law - Boalt Hall (1990-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Trustee of Third Avenue Trust (2002-2019); Trustee of Third Avenue Variable Trust (2002-2019).

• Trustee since 2013 • Oversees 52 Funds in Fund Complex

Victoria L. Sassine, 54

Adjunct Professor, Babson College (2007–Present); Director, Board of Directors, PRG Group (2017-Present); CEO, Founder, Scale Smarter Partners, LLC (2018-Present); Chairperson, Board of Directors, Business Management Associates (2018-Present).

• Trustee since 2004 • Oversees 49 Funds in Fund Complex

Thomas R. Schneeweis, 72

Professor Emeritus, University of Massachusetts (2013-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Co-Owner, Quantitative Investment Technologies (2014-Present); Director of Research, Yes Wealth Management (2018-Present); Partner, S Capital Wealth Advisors (2015-2018); Partner, S Capital Management, LLC (2007-2015); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013).

AMG Funds Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2011 • Oversees 52 Funds in Fund Complex

Christine C. Carsman, 67

Senior Policy Advisor, Affiliated Managers Group, Inc. (2019-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2017-2018); Director (2010-2018) and Chair of the Board of Directors (2015-2018), AMG Funds plc; Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-2016); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
• President since 2018 • Principal Executive Officer since 2018 • Chief Executive Officer since 2018 • Chief Operating Officer since 2007

Keitha L. Kinne, 61

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); President and Principal, AMG Distributors, Inc. (2018-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); President, Chief Executive Officer and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2018-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President and Principal, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015 • Chief Legal Officer since 2015

Mark J. Duggan, 54

Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2017 • Treasurer since 2017 • Principal Financial Officer since 2017 • Principal Accounting Officer since 2017

Thomas G. Disbrow, 53

Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director - Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director - Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).

• Deputy Treasurer since 2017

John A. Starace, 49

Director, Mutual Fund Accounting, AMG Funds LLC (2017-Present); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP.

• Chief Compliance Officer since 2019

Patrick J. Spellman, 45

Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present) Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-2019); Anti-Money Laundering Officer, AMG Funds IV, (2016-2019); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016

Maureen A. Meredith, 34

Vice President, Counsel, AMG Funds LLC (2019-Present); Director, Counsel, AMG Funds LLC (2017-2018); Vice President, Counsel, AMG Funds LLC (2015-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

• Anti-Money Laundering Compliance Officer since 2019

Hector D. Roman, 42

Director, Legal and Compliance, AMG Funds LLC (2020-Present); Manager, Legal and Compliance, AMG Funds LLC (2017-2019); Director of Compliance, Morgan Stanley Investment Management (2015-2017); Senior Advisory, PricewaterhouseCoopers LLP (2014-2015); Risk Manager, Barclays Investment Bank (2008-2014); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present).

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.548.4539

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.548.4539

SUBADVISER

TimesSquare Capital Management, LLC

7 Times Square

42nd Floor

New York, NY 10036

CUSTODIAN

The Bank of New York Mellon

111 Sanders Creek Parkway

East Syracuse, NY 13057

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

800.548.4539

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.548.4539. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.548.4539, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding the Funds’ proxy voting record for the 12-month period ended June 30, call 800.548.4539 or visit the SEC website at sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT, which has replaced Form N-Q. The Funds’ portfolio holdings on Form N-PORT are available on the SEC’s website at sec.gov. To review a complete list of the Funds’ portfolio holdings, or to view the most recent semiannual report or annual report, please visit amgfunds.com.

amgfunds.com	81

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG FQ Tax-Managed U.S. Equity

AMG FQ Long-Short Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Co., LLC

AMG GW&K Small Cap Core

AMG GW&K Small/Mid Cap

AMG GW&K Trilogy Emerging Markets

    Equity

AMG GW&K Trilogy Emerging Wealth

    Equity

GW&K Investment Management, LLC

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap

    Value

AMG River Road Dividend All Cap

    Value II

AMG River Road Focused Absolute

    Value

AMG River Road Long-Short

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG SouthernSun Small Cap

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG TimesSquare Emerging Markets

    Small Cap

AMG TimesSquare Global Small Cap

AMG TimesSquare International Small

    Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Focused Fund - Security

    Selection Only

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond ESG

AMG GW&K Enhanced Core Bond ESG AMG GW&K Municipal Bond AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Advisors Mid

    Cap Growth

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Emerging

    Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management LLC

AMG Managers CenterSquare Real Estate

CenterSquare Investment Management

    LLC

AMG Managers Emerging Opportunities

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.)

    Inc.

AMG Managers Fairpointe ESG Equity

AMG Managers Fairpointe Mid Cap

Fairpointe Capital LLC

AMG Managers LMCG Small Cap

    Growth

LMCG Investments, LLC

AMG Managers Montag & Caldwell

    Growth

Montag & Caldwell, LLC

AMG Managers Pictet International

Pictet Asset Management Limited

AMG Managers Silvercrest Small Cap

Silvercrest Asset Management Group

    LLC

AMG Managers Skyline Special Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

FIXED INCOME FUNDS

AMG Managers Doubleline Core Plus

    Bond

DoubleLine Capital LP

AMG Managers Global Income

    Opportunity

AMG Managers Loomis Sayles Bond

Loomis, Sayles & Company, L.P.

amgfunds.com |	123119	AR012

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustee Mr. Steven J. Paggioli qualifies as an Audit Committee Financial Expert. Mr. Paggioli is “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	Audit Fees

The aggregate fees billed by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), to the Funds for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

Fund - AMG Funds	Fiscal 2019	Fiscal 2018
AMG GW&K Municipal Enhanced Yield Fund	$32,108	$29,959
AMG GW&K Small Cap Core Fund	$25,418	$23,728
AMG GW&K Municipal Bond Fund	$38,047	$35,221
AMG GW&K Small/Mid Cap Fund	$26,518	$23,316
AMG Managers Skyline Special Equities Fund	$26,578	$27,584
AMG TimesSquare Mid Cap Growth Fund	$33,621	$31,391
AMG TimesSquare Small Cap Growth Fund	$31,379	$27,903
AMG TimesSquare International Small Cap Fund	$48,670	$29,933
AMG TimesSquare Emerging Markets Small Cap Fund	$45,655	$23,522
AMG TimesSquare Global Small Cap Fund	$20,685	$26,420
AMG Renaissance Large Cap Growth Fund	$22,499	$29,445
AMG Yacktman Focused Fund	$43,193	$46,622
AMG Yacktman Fund	$61,997	$61,177
AMG Yacktman Special Opportunities Fund	$26,946	$25,065
AMG Yacktman Focused Fund – Security Selection Only	$24,879	$16,327

(b)	Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c)	Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

Fund - AMG Funds	Fiscal 2019	Fiscal 2018
AMG GW&K Municipal Enhanced Yield Fund	$6,250	$8,196
AMG GW&K Small Cap Core Fund	$6,250	$7,369
AMG GW&K Municipal Bond Fund	$6,250	$8,196
AMG GW&K Small/Mid Cap Fund	$6,250	$7,453
AMG Managers Skyline Special Equities Fund	$6,250	$7,369
AMG TimesSquare Mid Cap Growth Fund	$6,250	$7,369
AMG TimesSquare Small Cap Growth Fund	$6,250	$7,369
AMG TimesSquare International Small Cap Fund	$7,450	$8,236
AMG TimesSquare Emerging Markets Small Cap Fund	$7,450	$7,412
AMG TimesSquare Global Small Cap Fund	$7,450	$6,177
AMG Renaissance Large Cap Growth Fund	$6,250	$9,369
AMG Yacktman Focused Fund	$6,250	$8,196
AMG Yacktman Fund	$6,250	$8,196
AMG Yacktman Special Opportunities Fund	$6,250	$7,653
AMG Yacktman Focused Fund – Security Selection Only	$6,250	$5,740

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2019 and $0 for fiscal 2018, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e)(1)According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e)(2) None.

(f) Not applicable.

(g) The aggregate fees billed by PwC in 2019 and 2018 for non-audit services rendered to the Funds and Fund Service Providers were $146,850 and $163,800, respectively. For the fiscal year ended December 31, 2019, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $49,500 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended December 31, 2018, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), with $49,500 in additional fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h) The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

The schedule of investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 13.	EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG FUNDS

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	March 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	March 6, 2020

By:	/s/ Thomas Disbrow
Thomas Disbrow, Principal Financial Officer

Date:	March 6, 2020